TERM SHEET

January 18, 2007

$[545,505,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1

CLASS A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9 AND M10 CERTIFICATES

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Residential Funding Company, LLC

Mortgage Originator

Servicer

**Subject to Revision**

Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-131465.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

The information in the accompanying term sheet supplement and the prospectus that the issuer has filed with the SEC (which you may get for free by visiting EDGAR on the SEC website at www.sec.gov) should be reviewed in connection with this term sheet.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Structure Summary

Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/M/F (1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A2(3)	[225,836,000]	Senior / FLT	[AAA/Aaa/AAA]	1.00	1	23
A3(3)	[50,780,000]	Senior / FLT	[AAA/Aaa/AAA]	2.00	23	27
A4(3)	[102,059,000]	Senior / FLT	[AAA/Aaa/AAA]	3.45	27	75
A5(3)	[31,624,000]	Senior / FLT	[AAA/Aaa/AAA]	6.38	75	77
M1(3)	[27,826,000]	Mezz / FLT	[AA+/Aa1/AA+]	3.69	42	48
M2(3)	[25,685,000]	Mezz / FLT	[AA/Aa2/AA+]	4.67	48	75
M3(3)	[14,627,000]	Mezz / FLT	[AA/Aa3/AA]	6.38	75	77
M4(3)	[13,200,000]	Mezz / FLT	[AA-/A1/AA-]	4.48	41	77
M5(3)	[12,486,000]	Mezz / FLT	[A+/A2/A+]	4.45	40	77
M6(3)	[11,416,000]	Mezz / FLT	[A/A3/A]	4.42	39	77
M7(3)	[11,059,000]	Mezz / FLT	[BBB+/Baa1/A-]	4.41	38	77
M8(3)	[8,919,000]	Mezz / FLT	[BBB/Baa2/BBB]	4.38	38	77
M9(3)	[4,994,000]	Mezz / FLT	[BBB-/Baa3/BBB]	4.38	38	77
M10(3)	[4,994,000]	Mezz / FLT	[BB+/Ba1/BBB-]	4.38	37	77
Total	[545,505,000]

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/M/F(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A1A(3)	[72,398,000]	Senior / FLT	[AAA/Aaa/AAA]	2.10	1	77
A1B(3)	[72,398,000]	Senior / FLT	[AAA/Aaa/AAA]	2.10	1	77
M11(3)	[7,492,000]	Mezz / FLT	[BB+/Ba2/BB]	4.35	37	77
Total	[152,288,000]

(1)

Standard & Poor’s, Moody’s and Fitch Ratings.

(2)

To 10% Optional Redemption at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Net WAC Cap Rate.  The margin on the Class A Certificates will double and the margin on the Class M Certificates will be equal to 1.5 times the original margin on the Distribution Date after the first possible Optional Redemption Date, subject to the Maximum Cap Rate.

Summary of Terms

Cut-off Date:	January 1, 2007
Expected Pricing:	On or about January [22], 2007
Mortgage Originator:	Residential Funding Company, LLC (“RFC”). See Annex 1 for information regarding the Mortgage Originator and its underwriting guidelines.
Issuer:	Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1
Depositor:	Asset Backed Securities Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about February [6], 2007 (the “Closing Date")
Legal Final Maturity:	[December] 25, 2036
Servicer:	Select Portfolio Servicing, Inc. See Annex 2 for information regarding the Servicer.
Custodian:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse Securities (USA) LLC
Co-Manager:	TBD

Swap Provider:	Credit Suisse International (CSi)

Swap Provider Ratings:	CSi Credit Ratings

Rating	Standard & Poor’s	Fitch	Moody’s
Short-Term	[A-1+]	[F1+]	[P-1]
Long-Term	[AA-]	[AA-]	[Aa3]

Record Date:	With respect to any Distribution Date, for each class of Offered Certificates, will be the business day immediately preceding the Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on February 26, 2007.
Interest Accrual:

Interest on each class of Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:

The Class A1A Certificates, the Class A1B Certificates and all of the Offered Certificates are expected to be ERISA eligible.  During the period the Swap Agreement is outstanding, plan investors will be required to represent that they have available either a statutory exemption or certain exemptions based upon the identity of the plan or fiduciary making the investment decisions on behalf of the plan.

SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

Servicing Fee Rate:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Loan Performance Advisor:	Office Tiger Global Real Estate Services
Loan Performance Advisor Fee Rate:	The Loan Performance Advisor Fee Rate of 0.0150% per annum (“LPA Fee Rate”) will be paid before current interest on all Certificates.
Trustee Fee:	Compensation to the Trustee will consist of investment income earned on amounts in the distribution account prior to any Distribution Date.
Administrative Fee Rate:	The sum of the (a) Servicing Fee Rate (0.50% per annum) and (b) LPA Fee Rate (0.0150% per annum).
Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.
Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of a fixed-rate Mortgage Loan) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Redemption:

The holder of a majority interest in the Class X Certificates (if such certificateholder is not an affiliate of the Depositor or the Seller or if the Class X Certificates have not been pledged to secure an issuance of notes) will (subject to the terms of the Pooling Agreement) have the option to direct the Servicer to purchase all of the Mortgage Loans and thereby effect the early retirement of the certificates and terminate the Trust, on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (an “Optional Redemption Date”). On any such Distribution Date, if such Class X certificateholder does not exercise its option to purchase all of the Mortgage Loans, the right to purchase all of the Mortgage Loans will pass to the Servicer.

Prepayment Period:

With respect to any Distribution Date and (i) principal payments in full, will be the period commencing on the 16th day in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and ending on the 15th day of the calendar month in which such Distribution Date falls and (ii) principal payments in part, will be the calendar month preceding the month in which such Distribution Date falls.

Credit Enhancement:	Excess Interest. Net Swap Payments received from the Swap Provider (if any). Overcollateralization ("OC"). Subordination.
Initial Overcollateralization Target Percentage:	Approximately [2.20]%.
Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.

Certificate Rating:	It is a condition to the issuance of the Certificates that they receive the following ratings:

[Class / Rating Agency	S&P	Moody’s	Fitch
A1A	AAA	Aaa	AAA
A1B	AAA	Aaa	AAA
A2	AAA	Aaa	AAA
A3	AAA	Aaa	AAA
A4	AAA	Aaa	AAA
A5	AAA	Aaa	AAA
M1	AA+	Aa1	AA+
M2	AA	Aa2	AA+
M3	AA	Aa3	AA
M4	AA-	A1	AA-
M5	A+	A2	A+
M6	A	A3	A
M7	BBB+	Baa1	A-
M8	BBB	Baa2	BBB
M9	BBB-	Baa3	BBB
M10	BB+	Ba1	BBB-
M11	BB+	Ba2	BB]

Registration:	Book-entry form through DTC, Clearstream and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law. It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law and will not be considered “High Cost” or “covered”, as defined in the applicable local, state or federal predatory and abusive lending laws. The Seller and the Mortgage Originator will make representations and warranties to the Trust to this effect.

Pricing Speed:

Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter).

ARM: 100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter (capped at 90% CPR)).

Certificates:

Group I Certificates: Class A1A and Class A1B Certificates

Group II Certificates: Class A2, Class A3, Class A4 and Class A5 Certificates

Class A Certificates: Class A1A, Class A1B, Class A2, Class A3, Class A4 and Class A5 Certificates

Class M Certificates: Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates

Offered Certificates: Class A2, Class A3, Class A4, Class A5 and Class M Certificates, except the Class M11 Certificates

Non-Offered Certificates: Class A1A, Class A1B and Class M11 Certificates

Retained Certificates: Class R, Class X and Class P Certificates

Overcollateralization Target Amount:

For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero after allocation of the principal collected on the Mortgage Loans and any Net Monthly Excess Cashflow and Net Swap Payments made by the Swap Provider required to maintain the Overcollateralization Target Amount (assuming for this purpose prior to the Stepdown Date) and (ii) the later of (A) the 37th Distribution Date and (B) the date that the credit enhancement percentage for the Class A Certificates is greater than or equal to 2x the initial Total Enhancement percentage for the Class A Certificates as set forth in the Credit Enhancement table included herein.

Credit Enhancement:

Enhancement Percentages
Class A	Class M1		Class M2	Class M3	Class M4	Class M5
Initially (as % of the aggregate original principal balance)			12.50%	10.45%	8.60%	6.85%
Subordination	20.00%	16.10%	12.50%	10.45%	8.60%	6.85%
Overcollateralization	2.20%	2.20%	2.20%	2.20%	2.20%	2.20%
Total Enhancement	22.20%	18.30%	14.70%	12.65%	10.80%	9.05%
After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	40.00%	20.90%	20.90%	20.90%	17.20%	13.70%
Overcollateralization	4.40%	4.40%	4.40%	4.40%	4.40%	4.40%
Total Enhancement	44.40%	25.30%	25.30%	25.30%	21.60%	18.10%
	Class M6	Class M7	Class M8	Class M9	Class M10	Class M11
Initially			2.45%	1.75%	1.05%	0.00%
(as % of the aggregate original principal balance)
Subordination	5.25%	3.70%	2.45%	1.75%	1.05%	0.00%
Overcollateralization	2.20%	2.20%	2.20%	2.20%	2.20%	2.20%
Total Enhancement	7.45%	5.90%	4.65%	3.95%	3.25%	2.20%
After Anticipated Step down			4.90%	3.50%	2.10%	0.00%
(as % o f the aggregate outstanding principal balance)
Subordination	10.50%	7.40%	4.90%	3.50%	2.10%	0.00%
Overcollateralization	4.40%	4.40%	4.40%	4.40%	4.40%	4.40%
Total Enhancement	14.90%	11.80%	9.30%	7.90%	6.50%	4.40%

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:

For any Distribution Date will be the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal payments received during the related Prepayment Period) over (ii) the sum of the aggregate certificate principal balances of the Class A, Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trust and the Swap Termination Payment, if any, (unless the Swap Provider is the defaulting party under the Swap Agreement) over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by  excess interest and overcollateralization.  If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A, Class P and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period such excess (the “Realized Loss Amount”) will be allocated in the following order to the Class M11 Certificates, Class M10 Certificates, Class M9 Certificates, Class M8 Certificates, Class M7 Certificates, Class M6 Certificates, Class M5 Certificates, Class M4 Certificates, Class M3 Certificates, Class M2 Certificates and Class M1 Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates or the Class P Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest.  However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow (including certain amounts received by the swap administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement, as long as the related class of Certificates is outstanding.

Net WAC Rate Cap:

Class A Certificates:  For the Class A Certificates related to a loan group, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans in the related loan group minus (y) a percentage, equal to a fraction, the numerator of which is equal to the portion of the Net Swap Payment and any Swap Termination Payment (unless the Swap Provider is the defaulting party) allocable to the related loan group made to the Swap Provider times 12 and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans in that loan group.

Class M Certificates:  For the Class M Certificates, the per annum rate equal to the weighted average of the Net WAC Rate Caps for the Class A Certificates (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates).

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.
Formula Rate:	For any Distribution Date and any class of Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.
Maximum Cap Rate:

Class A Certificates: For the Class A Certificates related to a loan group, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans in the related loan group plus (y) a percentage, equal to a fraction, the numerator of which is equal to the sum of the portion of the Net Swap Payment and any Swap Termination Payment allocable to the related loan group made by the Swap Provider times 12 and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans in that loan group.

Class M Certificates:  For the Class M Certificates, the per annum rate equal to the weighted average of the Maximum Cap Rates for the Class A Certificates (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates).

Coupon Step-up:

On the Distribution Date after the first possible Optional Redemption Date, the margin on the Class A Certificates will double and the margin on the Class M Certificates will be equal to 1.5 times the original margin.

Net WAC Rate Carryover Amount:

For any Distribution Date, the sum of (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap.  The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the swap administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:

The Swap Agreement Lower Bound and Upper Bound amounts are shown in the table titled “Swap Schedule” herein. The Swap Agreement notional amount is determined as follows:

(1)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date divided by a payment factor of 100.0000 is greater than the Lower Bound and less than the Upper Bound, the Swap Agreement notional amount will equal the aggregate principal balance of the Class A Certificates and Class M Certificates divided by a payment factor of 100.0000 for the immediately preceding Distribution Date.

(2)

if the aggregate principal balance of the Class A Certificates and Class M Certificates divided by a payment factor of 100.0000 for the immediately preceding Distribution Date is less than or equal to the Lower Bound, the Swap Agreement notional amount will equal the Lower Bound.

(3)

if the aggregate principal balance of the Class A Certificates and Class M Certificates divided by a payment factor of 100.0000 for the immediately preceding Distribution Date is greater than or equal to the Upper Bound, the Swap Agreement notional amount will equal the Upper Bound.

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately 5.1485% (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) a payment factor of 100.0000, and the Trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) a payment factor of 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.  Payments under the Swap Agreement will begin on the Distribution Date in [February] 2007.  Unless earlier terminated, the Swap Agreement expires immediately following the Distribution Date occurring in [January] 2012.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the swap administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to certificateholders.

Interest Carry Forward Amount:

For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:

For any Distribution Date, the sum, net of amounts reimbursable to the Servicer or the Trustee, of (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Redemption); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

Class A Principal Distribution Amount:

Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the Class A Certificates will receive the principal collected on the related Mortgage Loans plus any Net Monthly Excess Cashflow and Net Swap Payments made by the Swap Provider required to maintain the Overcollateralization Target Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero.  On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the initial Total Enhancement percentage for the Class A Certificates as set forth in the Credit Enhancement table included herein, subject to a floor.

Principal distributions on the Group I Certificates will be allocated to the Class A1A and Class A1B Certificates, pro rata, based on certificate principal balance, until their certificate principal balances have been reduced to zero.

Principal distributions on the Group II Certificates will be allocated sequentially to the Class A2, Class A3, Class A4 and Class A5 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M Certificates have been reduced to zero and the excess interest and overcollateralization is insufficient to cover realized losses on the mortgage loans related to the Group II Certificates, to the Class A2, Class A3, Class A4 and Class A5 Certificates, pro rata, based on certificate principal balance, until their certificate principal balances have been reduced to zero.

Notwithstanding the foregoing, if the aggregate certificate principal balance of the Group I or Group II Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed pro rata to the group of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class M Principal Distribution Amount or Mezzanine Principal Distribution Amount:

The Class M Certificates will not receive any principal payments prior to the Stepdown Date or if a Trigger Event is in effect.  On or after the Stepdown Date, if no Trigger Event is in effect, principal will be distributed on the Class M Certificates in the following order:  to the Class M1 Certificates, Class M2 Certificates and Class M3 Certificates, sequentially, such that the Class M1 Certificates, Class M2 Certificates and Class M3 Certificates will have at least [25.30%] credit enhancement, to the Class M4 Certificates such that the Class M4 Certificates will have at least [21.60%] credit enhancement, to the Class M5 Certificates such that the Class M5 Certificates will have at least [18.10%] credit enhancement, to the Class M6 Certificates such that the Class M6 Certificates will have at least [14.90%] credit enhancement, to the Class M7 Certificates such that the Class M7 Certificates will have at least [11.80%] credit enhancement, to the Class M8 Certificates such that the Class M8 Certificates will have at least [9.30%] credit enhancement, to the Class M9 Certificates such that the Class M9 Certificates will have at least [7.90%] credit enhancement, to the Class M10 Certificates such that the Class M10 Certificates will have at least [6.50%] credit enhancement and to the Class M11 Certificates such that the Class M11 Certificates will have at least [4.40%] credit enhancement.

If a Trigger Event is in effect, principal distributions will be made sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the certificate principal balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.
Delinquency Trigger Event:

If the percentage obtained by dividing  (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds [37.65]% of the credit enhancement percentage (as defined in the term sheet supplement).

Cumulative Loss Test:

If the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received from the Cut-off Date through the last day of the related due period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

Distribution Date –Update	Percentage
February 2009 – January 2010	[1.45%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
February 2010 – January 2011	[3.20%] for the first month, plus an additional 1/12th of [1.85%] for each month thereafter.
February 2011 – January 2012	[5.05%] for the first month, plus an additional 1/12th of [1.45%] for each month thereafter.
February 2012 – January 2013	[6.50%] for the first month, plus an additional 1/12th of [0.80%] for each month thereafter.
February 2013 – January 2014	[7.30%] for the first month, plus an additional 1/12th of [0.05%] for each month thereafter.
February 2014 and thereafter	[7.35%]

Payment Priority:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment owed to the Swap Provider, unless the Swap Provider is the defaulting party under the Swap Agreement, and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially, in numerical order beginning with the Class M1 Certificates.

From Available Funds, to pay principal on the Class A Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to pay principal on the Class M Certificates in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal in order to reduce the certificate principal balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, first to the Class A Certificates pro rata and then to the Class M Certificates, sequentially, in the same order of priority as described above, reimbursement for certain interest shortfalls, including shortfalls resulting from prepayments.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A Certificates pro rata and then to pay the Net WAC Rate Carryover Amount on the Class M Certificates sequentially, in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, Swap Termination Payments owed to the Swap Provider, if the Swap Provider is the defaulting party under the Swap Agreement.

From Net Monthly Excess Cashflow, if any, to pay the remaining amount to the Class X Certificates in accordance with the Pooling and Servicing Agreement.

From Net Swap Payments made by the Swap Provider:

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially, in numerical order beginning with the Class M1 Certificates.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A Certificates remaining unpaid pro rata and then to pay the Net WAC Rate Carryover Amount on the Class M Certificates remaining unpaid sequentially, in the same order of priority as described above.

From the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount to the extent unpaid; provided however, that the amounts distributable pursuant to this clause will not exceed the amount of cumulative Realized Losses since the Cut-Off Date.

From the Swap Account, to pay any unpaid Realized Losses remaining on the Class M Certificates, sequentially.

From the Swap Account, to the holders of the Class X Certificates, any remaining amounts.

ANNEX 1: THE MORTGAGE ORIGINATOR

The Originator -- Residential Funding Company, LLC

Residential Funding Company, LLC, a Delaware limited liability company, buys residential mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide, including affiliates, that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others.  Residential Funding Company, LLC’s principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437.  Its telephone number is (952) 857-7000.  Residential Funding Company, LLC conducts operations from its headquarters in Minneapolis and from offices located primarily in California, Texas, Maryland, Pennsylvania and New York.  Residential Funding Company, LLC finances its operations primarily through its securitization program.

Residential Funding Company, LLC converted  from a Delaware corporation to a Delaware limited liability company on October 6, 2006. Residential  Funding Company, LLC was formerly known as Residential Funding Corporation.  Residential Funding Company, LLC was founded in 1982 and began operations in 1986, acquiring, servicing and securitizing residential jumbo mortgage loans secured by first liens on one- to four- family residential properties.  GMAC LLC, formerly known as General Motors Acceptance Corporation, purchased Residential Funding Company, LLC in 1990.  In 1995, Residential Funding Company, LLC expanded its business to include “subprime” mortgage loans, such as the mortgage loans described in this Term Sheet.  Residential Funding Company, LLC also began to acquire and service “Alt A,” closed-end and revolving loans secured by second liens in 1995.

The following tables set forth Residential Funding Company, LLC’s loan origination and aggregation experience for the past five years.  The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

RFC Origination Experience

 (By Principal Balance)

First Lien Mortgage Loans

Volume by Principal Balance	2002	2003	2004	2005	2006

Prime Mortgages(1)	$24,504,734,384	$25,308,508,695	$14,204,846,086	$28,154,131,610	$51,324,836,780

Non-Prime Mortgages(2)	$15,359,498,812	$27,431,842,369	$25,583,696,970	$27,090,618,909	$22,732,939,370

Total	$39,864,233,196	$52,740,351,064	$39,788,543,056	$55,244,750,519	$74,057,776,150

Prime Mortgages(1)	61.47%	47.99%	35.70%	50.96%	69.30%

Non-Prime Mortgages(2)	38.53%	52.01%	64.30%	49.04%	30.70%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Percentage Change from Prior Year (3)

Prime Mortgages(1)	44.31%	3.28%	-43.87%	98.20%	82.30%

Non-Prime Mortgages(2)	94.30%	78.60%	-6.74%	5.89%	-16.09%

Total Volume	60.19%	32.30%	-24.56%	38.85%	34.05%

Junior Lien Mortgage Loans

Volume by Principal Balance	2002	2003	2004	2005	2006

Prime Mortgages(1)	$3,447,658,131	$3,523,304,501	$3,249,021,118	$4,408,640,987	$7,642,672,208

Non-Prime Mortgages(2)	-	-	-	-	-

Total	$3,447,658,131	$3,523,304,501	$3,249,021,118	$4,408,640,987	$7,642,672,208

Prime Mortgages(1)	100.00%	100.00%	100.00%	100.00%	100.00%

Non-Prime Mortgages(2)	100.00%	100.00%	100.00%	100.00%	100.00%

Percentage Change from Prior Year (3)

Prime Mortgages(1)	33.36%	2.19%	-7.78%	35.69%	73.36%

Non-Prime Mortgages(2)	-	-	-	-	-

Total Volume	33.36%	2.19%	-7.78%	35.69%	73.36%

(1)

Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity Revolving Credit Line Loan Junior Lien programs.

(2)

Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans—Non Prime Mortgages because these types of loans are securitized together in the same mortgage pools.

(3)

Represents year to year growth or decline as a percentage of the prior year’s volume.

RFC Origination Experience

 (By Number of Loans)

First Lien Mortgage Loans

Volume by Number of Loans	2002	2003	2004	2005	2006
Prime Mortgages(1)	88,032	101,347	61,760	101,891	173,990

Non-Prime Mortgages(2)	135,990	198,955	179,734	168,241	136,880

Total	224,022	300,302	241,494	270,132	310,870

Prime Mortgages(1)	39.30%	33.75%	25.57%	37.72%	55.97%

Non-Prime Mortgages(2)	60.70%	66.25%	74.43%	62.28%	44.03%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Percentage Change from Prior Year (3)
Prime Mortgages(1)	48.53%	15.13%	-39.06%	64.98%	70.76%

Non-Prime Mortgages(2)	87.21%	46.30%	-9.66%	-6.39%	-18.64%

Total Volume	69.83%	34.05%	-19.58%	11.86%	15.08%

Junior Lien Mortgage Loans

Volume by Number of Loans	2002	2003	2004	2005	2006
Prime Mortgages(1)	88,461	93,641	80,035	99,596	152,795

Non-Prime Mortgages(2)	-	-	-	-	-

Total	88,461	93,641	80,035	99,596	152,795

Prime Mortgages(1)	100.00%	100.00%	100.00%	100.00%	100.00%

Non-Prime Mortgages(2)

Percentage Change from Prior Year (3)
Prime Mortgages(1)	32.05%	5.86%	-14.53%	24.44%	53.41%

Non-Prime Mortgages(2)	-	-	-	-	-

Total Volume	32.05%	5.86%	-14.53%	24.44%	53.41%

(1)

Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity Revolving Credit Line Loan Junior Lien programs.

(2)

Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans—Non Prime Mortgages because these types of loans are securitized together in the same mortgage pools.

(3)

Represents year to year growth or decline as a percentage of the prior year’s volume.

Underwriting Standards

As used herein, LTV ratio means that ratio, expressed as a percentage of (a) the principal amount  of the mortgage loan at origination, over (b) the lesser of the sales price or the appraised value of the related mortgaged property at origination, or in the case of a refinanced or modified mortgage loan, either the appraised value determined at origination or, if applicable, at the time of the refinancing or modification.  With respect to any junior loan, the CLTV ratio will be the ratio, expressed as a percentage, of the sum of (x) the cut-off date principal balance of the junior loan and (y) the principal balance of any related mortgage loans that constitute liens senior to the lien of the junior loan on the related mortgaged property, at the time of the origination of that junior loan or, in some instances, at the time of an appraisal subsequent to origination, to the lesser of (A) the appraised value of the related mortgaged property determined in an appraisal used in the origination of the junior loan or, in some instances, the value determined in an appraisal obtained subsequent to origination and (B) if applicable under the corresponding program, the sales price of each mortgaged property.

Prior to assignment to the Seller, Residential Funding Company, LLC reviewed the underwriting standards for the mortgage loans and all of the mortgage loans were in substantial conformity with the standards set forth in Residential Funding Company, LLC’s AlterNet Program or are otherwise in conformity with the standards set forth in the description of credit grades set forth below.

All of the mortgage loans had features that generally distinguish those loans from the more restrictive underwriting requirements used as standards for Fannie Mae and Freddie Mac.  Residential Funding Company, LLC established credit grades by which it could aggregate acceptable loans into groupings considered to have progressively greater risk characteristics.  A more detailed description of those credit grades applicable to the mortgage loans is set forth below.

Residential Funding Company, LLC’s underwriting of the mortgage loans generally consisted of analyzing the following as standards applicable to the mortgage loans:

·

the creditworthiness of a mortgagor,

·

the income sufficiency of a mortgagor’s projected family income relative to the mortgage payment and to other fixed obligations, including in certain instances rental income from investment property, and

·

the adequacy of the mortgaged property expressed in terms of LTV ratio, to serve as the collateral for a mortgage loan.

Generally, each mortgagor would have been required to complete an application designed to provide to the original lender pertinent credit information concerning the mortgagor.  As part of the description of the mortgagor’s financial condition, each mortgagor would have been required to furnish information with respect to the mortgagor’s assets, liabilities, income, credit history, employment history and personal information, and furnished an authorization to apply for a credit report which summarized the borrower’s credit history with local merchants and lenders and any record of bankruptcy.  The information may have been supplied solely in the loan application.  The mortgagor may also have been required to authorize verifications of deposits at financial institutions where the mortgagor had demand or savings accounts.  In the case of investment properties, income derived from the mortgaged property may have been considered for underwriting purposes.  With respect to mortgaged property consisting of vacation homes, generally no income derived from the property was considered for underwriting purposes.

Based on the data provided in the application, certain verifications, if required by the originator of the mortgage loan, and the appraisal or other valuation of the mortgaged property, a determination was made by the original lender that the mortgagor’s monthly income would be sufficient to enable the mortgagor to meet its monthly obligations on the mortgage loan and other expenses related to the property, including property taxes, utility costs, standard hazard insurance and other fixed obligations other than housing expenses.  The originator’s guidelines for mortgage loans generally specify that scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and all scheduled payments on obligations that extend beyond ten months, including those mentioned above and other fixed obligations, equal no more than specified percentages of the prospective mortgagor’s gross income.  The originator may also have considered the amount of liquid assets available to the mortgagor after origination.

Some of the mortgage loans have been originated under “stated income” programs (also referred to as “reduced documentation” programs) that require less documentation and verification than do traditional “full documentation” programs.  Under a “stated income” program, some borrowers with acceptable payment histories will not be required to provide any information regarding income and no other investigation regarding the borrower’s income will be undertaken.

The adequacy of a mortgaged property as security for repayment of the related mortgage loan generally has been determined by an appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator.  Appraisers were either staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established guidelines established by the originator.

The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed.  The appraisal would have considered a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or replacement cost analysis based on the current cost of constructing or purchasing a similar property.

In certain instances, the LTV ratio may have been based on the appraised value as indicated on a review appraisal conducted by the mortgage collateral seller or originator.  In most cases, the mortgage loans were either originated and underwritten in accordance with Residential Funding Company, LLC’s AlterNet Program, as discussed below, or otherwise acquired from a mortgage collateral seller based on standards consistent with the following discussion on credit grades classification or substantially similar standards acceptable to Residential Funding Company, LLC.  Exceptions to these standards are made, however, on a case by case basis if it is determined, generally based on compensating factors, that an underwriting exception is warranted.  Compensating factors may include, but are not limited to, a low LTV ratio, stable employment, a relatively long period of time in the same residence, a mortgagor’s cash reserves and savings and monthly residual income.

The credit grade categories determined by Residential Funding Company, LLC as applicable to all of the mortgage loans are expressed herein as Credit Grade Categories A4, A5, Ax, Am, B, and C.  The primary determinant of Credit Grade is the mortgagor’s mortgage payment history or housing payment history.  With respect to non mortgage credit history, the mortgagors may have minor adverse credit history related to installment or revolving debt.  Generally, for owner occupied properties $5,000 may be left open or unpaid if the LTV is equal to or less than 90%, and no more than $1,500 can be left open or unpaid if the LTV is greater than 90%.  Generally, for non owner occupied properties, no more than $1,500 can be left open or unpaid.

With respect to an owner occupied property and each mortgagor in any Credit Grade Category, no foreclosure proceedings are permitted in the past 12 months if the LTV is less than or equal to 70%, in the past 2 years if the LTV is less than or equal to 85%, or in the past 3 years if the LTV is greater than 85%.  With respect to a non-owner occupied property and each mortgagor in any Credit Grade Category, no foreclosure proceedings are permitted in the past 2 years if the LTV is less than or equal to 75%, or in the past 3 years if the LTV is greater than 75%.  The following is a general description of the Credit Grades:

Credit Grade Category A4:  Under Credit Grade Category A4, no 30-day, 60-day or 90-day late payments are acceptable within the last 12 months on an existing mortgage loan.  The prospective mortgagor must have a mortgage payment history of 12 months or greater. Rental payment history is not allowed in Credit Grade Category A4.  Generally, a maximum LTV ratio of 95% is permitted for a mortgage loan on a single family owner-occupied property or 95% for a mortgage loan originated under a stated income documentation program.  Generally, a maximum LTV ratio of 85% is permitted for a mortgage loan on a non-owner-occupied property or 80% for mortgage loans originated under a stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score. The mortgagor’s debt service-to-income ratio is 50% or less which, in the case of adjustable-rate mortgage loans, will be based on the initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

Credit Grade Category A5:  Under Credit Grade Category A5, the prospective mortgager does not have any prior mortgage history, or a mortgage history of less than 12 months, and no 30-day, 60-day or 90-day late payments are acceptable within the mortgagors last 12 months of rental housing payment history.  Generally, a maximum LTV ratio of 95% is permitted for a mortgage loan on a single family owner-occupied property or 95% for a mortgage loan originated under a stated income documentation program.  Generally, a maximum LTV ratio of 85% is permitted for a mortgage loan on a non-owner-occupied property or 80% for mortgage loans originated under a stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score.  The mortgagor’s debt service-to-income ratio will generally be 50% or less which, in the case of adjustable-rate mortgage loans, will be based on the initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

Credit Grade Category Ax:  Under Credit Grade Category Ax, a maximum of one 30-day late payment, and no 60-day or 90-day late payments, within the last 12 months is acceptable on an existing mortgage loan or prior housing rental history.  Generally, a maximum LTV ratio of 95% is permitted for a mortgage loan on a single family owner occupied property or 95% for a mortgage loan originated under a stated income documentation program.  Generally, a maximum LTV ratio of 85% is permitted for a mortgage loan on a non-owner-occupied property or 80% under the stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score.  The mortgagor’s debt service-to-income ratio is 50% or less which, in the case of adjustable rate mortgage loans, will be based on the initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

Credit Grade Category Am:  Under Credit Grade Category Am, multiple 30-day late payments, including rolling 30-day late payments are allowed, and no 60-day or 90-day late payments, within the last 12 months are acceptable on an existing mortgage loan or prior housing rental history.  Generally, a maximum LTV ratio of 90% is permitted for a mortgage loan on an owner-occupied property or 85% for mortgage loans originated under a stated income documentation program.  Generally, a maximum LTV ratio of 85% is permitted for a mortgage loan on a non-owner-occupied property or 75% for mortgage loans originated under a stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score.  The debt service-to-income ratio is 50% or less which, in the case of adjustable-rate mortgage loans, will be based on an initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

Credit Grade Category B:  Under Credit Grade Category B, the prospective mortgagor may have minor repayment delinquencies related to installment or revolving debt.  Multiple 30-day late payments, including rolling 30-day late payments are allowed, one 60-day (non-rolling), and no 90-day late payments, within the last 12 months are acceptable on an existing mortgage loan or prior housing rental history.  Generally, a maximum LTV ratio of 85% is permitted for a mortgage loan on an owner-occupied property or 75% under a stated income documentation program.  Generally, a maximum LTV ratio of 75% is permitted for a mortgage loan on a non-owner-occupied property or 65% for mortgage loans originated under a stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score.  The debt service-to-income ratio is 50% or less which, in the case of adjustable-rate mortgage loans, will be based on the initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

Credit Grade Category C:  Under Credit Grade Category C, multiple 30-day and 60-day late payments, including rolling late payments are allowed, and one 90-day late payment (non-rolling late), within the last 12 months are acceptable on an existing mortgage loan or prior housing rental history.  Generally, a maximum LTV ratio of 70% is permitted for mortgage loans on an owner-occupied property or 65% for mortgage loans originated under a stated income documentation program.  In all cases the maximum LTV allowed within a Credit Grade is dependent on the mortgagor’s credit score.  The debt service-to-income ratio is 50% or less which, in the case of adjustable-rate mortgage loans, will be based on the initial rate on the mortgage loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

For all credit grade categories, non-mortgage credit may include prior defaults, and different levels of major adverse credit.  Major adverse credit is defined as collection accounts, charge-off accounts, judgments, liens, delinquent property taxes, repossessions, garnishments and accounts currently 90-days or more delinquent.  In most cases, Chapter 7 bankruptcies were discharged in the past 12 months; and Chapter 13 bankruptcies must be paid as agreed for the past 12 months and paid off prior to or at closing.  Any adverse account affecting title must also be paid down to zero at closing.  Some adverse accounts may remain open after closing, provided the borrower has adequate compensating factors.  As described above, the indicated underwriting standards applicable to the mortgage loans include the foregoing categories and characteristics as guidelines only.

In applying the standards described above to junior loans, the CLTV ratio is used in lieu of the LTV ratio for all junior loans that have CLTV ratios of up to 100%.  CLTV ratios in excess of 95% are allowed in the A4, A5, and Ax credit grade categories.

Based on the indicated underwriting standards applicable for mortgage loans with risk features originated thereunder, and in particular mortgage loans in Credit Grade Category C as described above, those mortgage loans are likely to experience greater rates of delinquency, foreclosure and loss, and may experience substantially greater rates of delinquency, foreclosure and loss than mortgage loans underwritten under more stringent underwriting standards.

Underwriting Policies

Residential Funding Company, LLC's underwriting standards include a set of specific criteria by which the underwriting evaluation is made. However, the application of the underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a mortgage loan will be considered to be originated in accordance with the underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with the underwriting standards. For example, a mortgage loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in the underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the mortgage loan is considered to be in substantial compliance with the underwriting standards.

Credit scores are obtained by some mortgage lenders in connection with mortgage loan applications to help assess a borrower’s creditworthiness.  In addition, credit scores may have been obtained by Residential Funding Company, LLC after the origination of a mortgage loan if the seller did not provide to Residential Funding Company, LLC a credit score.  Credit scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies.

The credit score is designed to assess a borrower’s credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization.  Information used to create a credit score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience.  Credit scores range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score.  However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score.  In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan.  Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower’s past credit history.  Therefore, in most cases, a credit score does not take into consideration the differences between mortgage loans and consumer loans, or  the specific characteristics of the related mortgage loan, including the LTV ratio, the collateral for the mortgage loan, or the debt to income ratio.  There can be no assurance that the credit scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans or that any mortgagor’s credit score would not be lower if obtained as of the date of the Term Sheet.

In recent years, the use of automated underwriting systems has become commonplace in the residential mortgage market.  Residential Funding Company, LLC evaluates many of the mortgage loans that it purchases through the use of one or more automated underwriting systems. In general, these systems are programmed to review most of the information that is set forth in Residential Funding Company, LLC’s Guide as the underwriting criteria that is necessary to satisfy each underwriting program.  In the case of the AlterNet Mortgage Program, the system may make adjustments for some compensating factors, which could result in a mortgage loan being approved even if all of the specified underwriting criteria for that underwriting program are not satisfied.

In some cases, Residential Funding Company, LLC enters the information into the automated underwriting system using the documentation delivered to Residential Funding Company, LLC by the mortgage collateral seller.  In other cases, the mortgage collateral seller enters the information directly into the automated underwriting system.  If a mortgage collateral seller enters the information, Residential Funding Company, LLC will, in many cases, verify that the information relating to the underwriting criteria that it considers most important accurately reflects the information contained in the underwriting documentation.  However, for some mortgage collateral sellers, it will only verify the information with respect to a sample of those mortgage loans.

Each automated review will either generate an approval, a rejection or a recommendation for further review.  In the case of a recommendation of further review, underwriting personnel will perform a manual review of the mortgage loan documentation before Residential Funding Company, LLC will purchase the mortgage loan.  However, in the case of some mortgage collateral sellers, underwriting personnel will conduct only a limited review of the mortgage loan documentation.  If that limited review does not detect any material deviations from the applicable underwriting criteria, Residential Funding Company, LLC will approve that mortgage loan for purchase.

Because an automated underwriting system will only consider the information that it is programmed to review, which may be more limited than the information that could be considered in the course of a manual review, some mortgage loans may be approved by an automated system that would have been rejected through a manual review.  In addition, there could be programming inconsistencies between an automated underwriting system and the underwriting criteria set forth in Residential Funding Company, LLC’s Guide, which could, in turn, be applied to numerous mortgage loans that the system reviews.  We cannot assure you that an automated underwriting review will in all cases result in the same determination as a manual review with respect to whether a mortgage loan satisfies Residential Funding Company, LLC’s underwriting criteria.

The AlterNet Program

Residential Funding Company, LLC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors.  The mortgage collateral sellers that participate in this program have been selected by Residential Funding Company, LLC on the basis of criteria set forth in Residential Funding Company, LLC’s Client Guide, referred to as the Guide.  For those mortgage loans that Residential Funding Company, LLC purchased from sellers in this program, each mortgage loan determined by Residential Funding Company, LLC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.  Residential Funding Company, LLC may conduct this review using an automated underwriting system, as described above.

If a mortgage collateral seller in this program becomes the subject of a receivership, conservatorship or other insolvency or bankruptcy proceeding or if the net worth, financial performance or delinquency and foreclosure rates of a mortgage collateral seller in this program are adversely impacted, that institution may continue to be treated as a mortgage collateral seller in this program.

ANNEX 2: THE SERVICER

Select Portfolio Servicing, Inc.

Select Portfolio Servicing, Inc. (“SPS”) will act as a servicer of certain mortgage loans pursuant to the Pooling and Servicing Agreement.  SPS is an experienced residential mortgage loan servicer that services a loan portfolio including Alt-A, subprime and non-performing assets.

SPS was incorporated on February 24, 1989 under the laws of the State of Utah.  SPS commenced mortgage servicing operations in 1989 for its own account and has managed and serviced third-party subprime and non-performing mortgage loan portfolios since 1994.  SPS began servicing third-party Alt-A mortgage loan portfolios in 2002.  On June 30, 2004, SPS changed its name from Fairbanks Capital Corp. to Select Portfolio Servicing, Inc.  On October 4, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of the depositor and the seller, acquired all of the outstanding stock of SPS’s parent from the prior shareholders.  An affiliate of the depositor is also a lender under one of SPS’s credit facilities.  SPS’s corporate offices are located at 3815 South West Temple, Salt Lake City, Utah 84115.  SPS conducts operations in Salt Lake City, Utah and Jacksonville, Florida.

SPS is approved by HUD as a non-supervised mortgagee with servicing approval, and is a Fannie Mae-approved seller/servicer and a Freddie Mac-approved servicer engaged in the servicing of first and junior lien mortgage loans.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ2-” rating with Moody’s Investors Service.  Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2” for subprime, home equity and Alt-A products and “RSS2” for special servicing.

To SPS’s knowledge, no prior securitizations of mortgage loans involving SPS and of a type similar to the assets included in the current transaction have defaulted or experienced an early amortization or other performance triggering event because of SPS’s servicing during the past three years.

In the past three years, SPS has not failed to make any required advance with respect to any securitization of mortgage loans.

SPS believes that there is not a material risk that its financial condition will have any adverse effect on any aspect of its servicing that could have a material impact on the mortgage pool performance or the performance of the securities.

SPS has been involved in various legal and regulatory proceedings.  See “Risk Factors - Recent Developments Affecting SPS” in the prospectus supplement.

The size and composition of and changes in SPS’s portfolio of assets of the type included in the current transaction are as follows:

Subprime First Lien Loans
December 31	Number of Loans	Unpaid Principal Balance
2000	156,503	11,561,328,549
2001	182,166	12,788,766,133
2002	415,178	36,442,671,225
2003	306,508	27,116,674,323
2004	204,682	16,147,260,850
2005	181,972	17,853,515,524
2006	171,062	19,904,324,503

Second Lien Loans
December 31	Number of Loans	Unpaid Principal Balance
2000	17,744	497,085,065
2001	43,768	1,316,889,156
2002	78,046	2,378,774,293
2003	49,962	1,440,534,831
2004	32,357	863,199,199
2005	30,621	955,521,650
2006	60,339	2,786,632,373

The following summary describes certain of SPS’s relevant and current servicing operations and procedures and is included for informational purposes.  This summary does not purport to be a complete description of SPS’s servicing operations and procedures and is qualified by reference to the provisions of the Pooling and Servicing Agreement as described in this private placement memorandum.  In fact, the obligations of SPS to service the mortgage loans for certificate holders are governed by the provisions of the Pooling and Servicing Agreement and certain of these obligations may result in the application of different procedures than those described in the following summary.  In addition, SPS expects that from time to time its servicing operations and procedures will be modified and changed to address applicable legal and regulatory developments, as well as other economic and social factors that impact its servicing operations and procedures.  There can be no assurance, and no representation is made, that the general servicing operations and procedures of SPS described below will apply to each mortgage loan in the mortgage pool during the term of such loan.

As an experienced loan servicer, SPS has highly developed systems and controls in place to manage its servicing of Alt-A, subprime and non-performing assets.  The servicing of such assets requires a high level of experience and sophistication and involves substantial interaction with customers.  This is particularly true when a customer is experiencing financial difficulty or when a loan has become delinquent.  In such cases, SPS works with customers individually, encouraging them to make payments timely, working on missed payments, and structuring individual solutions when appropriate.

In connection with delinquent mortgage loans, the quality of contact is critical to the successful resolution of the customer’s delinquency.  New hires at SPS receive a minimum of four weeks training prior to being placed into customer service positions having any customer contact.  This training includes general orientation, classroom instruction on specific topics, and individual mentoring for customer service representatives.  SPS has detailed compliance matrices designed for its customer service areas to ensure that each customer call is productive and complies with applicable state and federal regulations.

SPS posts mortgage loan payments on a daily basis.  Funds are typically posted to a payment clearing account on the business day they are received.  SPS transfers funds from the payment clearing account to individual custodial accounts within two business days of deposit into the payment clearing account.

SPS uses two methods of determining delinquencies, depending on whether the related servicing agreement requires (expressly or by implication) application of the “MBA delinquency method” or the “OTS delinquency method”.  The MBA delinquency method treats a loan as 30-59 days delinquent when a payment is contractually past due 30 to 59 days.  For example, a loan due on the first of the month is considered 30 days delinquent at close of business on the last day of the same month.  The OTS delinquency method includes a one month grace period for the purpose of reporting delinquencies.  This method treats a loan as 30-59 days delinquent when a payment is contractually past due 60 to 89 days.  For example, a loan due on the first of the month is considered 30 days delinquent at close of business on the last day of the following month.

SPS uses equity valuation and management experience to determine the point at which an asset should be charged off, unless different criteria are called for by the related servicing agreement.  This evaluation considers the length of the delinquency; time elapsed since the last contact with the customer, any loss of security to the property, and the projected economic valuation of the asset.  SPS uses multiple methods for determining the point of charge-off, depending on the lien position of the related asset.

For example, the general criteria to determine whether to charge off a junior lien loan is made following the 180th day of delinquency, and is based upon whether a broker’s price opinion obtained following the 120th day of delinquency supports the assumption that a significant net recovery would not be possible through foreclosure proceedings or other liquidation of the related property.  If SPS charges off a junior lien loan, resulting in a realized loss to the security holder, SPS will typically continue to service the loan for up to an additional 180 days.  If, after such period, SPS determines that no further net recoveries are reasonably expected, then SPS will consider the second lien a complete write off and discontinue servicing.

SPS organizes collections efforts by stage of delinquency.  The Primary Collections group is responsible for early stage delinquency and is divided into two core groups.  The Stage One collections group is responsible for loans up to 59 days past due (MBA methodology). While associates in the Stage One group are focused on collecting payments currently owed, they will also identify opportunities to refer customers to the Loan Resolution (loss mitigation) department.  Loans that are due for one or two payments as of the end of the previous period are handled jointly by the Stage Two collections group and the Loan Resolution department.  In this group, Stage Two collectors have discretion to establish informal payment agreements of up to three months duration.  Similar to the Stage One team, Stage Two associates also  identify customers who need a formalized forbearance plan or require other loss mitigation assistance, transferring such customers to the Loan Resolution department for assistance.  Depending upon prior loan performance, a significant population of the loans that are due for one or two payments as of the end of the previous period are worked directly by the Loan Resolution department, having been identified as early loss mitigation candidates.

Depending on the circumstances of a particular loan, customer calling campaigns in the Primary Collections group may start as early as the first day of delinquency and continue until the default has been resolved or the property has been sold at foreclosure sale.  SPS has automated dialers which allow a high degree of flexibility in structuring outbound customer calling campaigns to manage collection efforts and maximize loss mitigation efforts.

Loss mitigation efforts are centralized in SPS’s Loan Resolution department.  A customer may be referred to the Loan Resolution department at any depth of delinquency; however, after the loan is due for three or more payments as of the end of the previous period it is worked exclusively by the Loan Resolution department.

SPS’s Loan Resolution department handles inbound calls and executes outbound customer calling campaigns on loans that are due for three or more payments as of the end of the previous period.  The Loan Resolution staff also utilizes letter campaigns to contact customers who may be candidates for workout options.  All Loan Resolution employees receive specialized training in various loss mitigation strategies and applicable state and federal regulations.  Loan Resolution employees are trained to identify potential causes for delinquency.  Once contact with the customer is established, the staff will attempt to determine the customer’s willingness and ability to pay using a proprietary loss mitigation model developed by SPS.  Based on the results of discussions with customers, Loan Resolution employees consider several options to determine what is expected to be the most favorable resolution of the delinquency, including forbearance agreements tailored to the customer’s specific circumstances, reinstatement, short sale, deed in lieu of foreclosure, and loan modification.  Once a potential resolution has been identified, it is reviewed by a central underwriting group within the Loan Resolution department.  SPS has automated portions of this loss mitigation underwriting.  Any loan that fails the automation is immediately referred to an underwriter for more detailed assessment and review of the potential resolution.

In connection with handling delinquencies, losses, bankruptcies and recoveries, SPS has developed a sophisticated model, based upon updated property values, for projecting the anticipated net recovery on each asset.  Property valuations are generally ordered starting at the 63rd day of the default recovery process of the delinquent loan and then no more frequently than every six (6) months.  The projected “net present value” is part of SPS’s proprietary loss mitigation automation and assists staff with determining an appropriate and reasonable strategy to resolve each defaulted loan on the basis of the information then available.  For junior lien loans, this model also tracks the status and outstanding balances of any senior liens and incorporates this information into the model.

Before SPS refers any loan to foreclosure (or resumes foreclosure activity after a delay), the loan undergoes an extensive audit by the Consumer Assurance Review Department (CARD).  The purpose of this audit is to identify potential servicing errors or disputes, ensure compliance with all state and federal regulations, and ensure that each loan has exhausted loss mitigation opportunities if the customer has an involuntary hardship.  In addition to the CARD audit, each loan must pass an automated review process to confirm that the loan meets SPS’s delinquency criteria and that the net present value is sufficient to justify the foreclosure action.

SPS outsources some of the non customer contact aspects of its foreclosure and bankruptcy management to a national third party vendor.  The vendor provides SPS with web-based tools to manage default timelines and with enhanced automation tools for imaging.  SPS images critical documents for each loan in its portfolio.  Although SPS has outsourced portions of its foreclosure and bankruptcy work, complex issues are managed internally by specially trained SPS employees.

SPS utilizes daily automation tools to identify new bankruptcy filings and employs a national vendor to prepare and file proofs of claim.  SPS has streamlined cash posting for its bankruptcy files to maximize cash flows and identify non-performing loans.

SPS’s REO Department is responsible for property valuations and property marketing and disposition, as well as property inspections and preservation work.  Once a property has been acquired as REO, a minimum of two property valuations are obtained to determine the asset value and list price.  All valuations are reviewed and reconciled by valuation specialists prior to listing the property.  These specialists set the suggested sales price and make recommendations for property repairs.  New property valuations are obtained every 90 days and broker status reports are reviewed monthly to ensure appropriate marketing efforts and consistency in the marketing process.  SPS asset managers have delegated approval to accept offers within pre-defined authority levels.

SPS has created an internal control regimen to ensure that company policies and procedures are followed.  These include internal audits performed by our Servicing Risk Management team (“SRM”).  Under SPS’s risk assessment program, all loan servicing departments are responsible for identifying operational and financial risks, testing internal controls, reporting test results, and undertaking corrective action, when appropriate.  The entire program is overseen by SRM, which reports to SPS’s Legal Department and is independent of loan servicing departments.

SPS is not the document custodian of most of the loans that it services.  SPS has an internal department which manages all document requests from staff and vendors.  The Document Control department works closely with the foreclosure and bankruptcy units and with third party custodians to clear assignments and document exceptions.

In connection with the servicing of mortgage loans, SPS outsources certain tasks and business processes related to the following loan servicing functions to companies within the United States:

·

Print and mail services

·

Foreclosure and bankruptcy processing

·

Title processing

·

Tax payments and processing

·

Insurance payments and claims processing

·

Flood zone determination and tracking

In addition, SPS typically outsources certain tasks and business processes related to the following loan servicing functions to an outsourcing company operating in India:

·

Payoff quote preparation

·

Property valuations for property preservation

·

Data integrity on newly boarded loan data

·

Validation of ARM changes

·

Forbearance preparation

·

REO invoice preparation

·

Escrow analysis

·

Junior lien analysis

·

Reconveyance processing

·

Back office research related to customer service

·

MERS loan tracking

·

Bankruptcy pre-discharge audit

·

Credit bureau dispute research

This outsourcing company has no direct contact with SPS’s customers.

SPS has made significant changes to several of its policies, procedures and core processes over the past three years.  Some of the key changes include:

·

Extending the new hire training period

·

Introducing a centralized call monitoring program

·

Increasing involvement of mid-senior level managers in the hiring process

·

Implemented new incentive plans based on a true balanced scorecard

·

Establishing a Consumer Ombudsman and a robust Customer Advocacy unit to effectively manage dispute resolution, perform root cause analysis and identify best practices and apply loss mitigation strategies

·

Reducing numerous manual processes with the implementation of the MSP Director platform and proprietary Select Plus system

·

Customizing training programs in support of material business process changes

·

Establishing offshore outsourcing relationships to improve efficiencies across a number of operational units within SPS

·

Expanding the pre-foreclosure audit process to include review of closed bankruptcy matters, written repayment plans, and pending foreclosure sales

·

Implementing automated underwriting for loss mitigation with escalated review of any denials

·

Implementing web-based technology for management of timeline processes

·

Implementing web-based imaging technology

Swap Schedule

Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)
1	6,565,000.00	6,565,000.00	21	3,065,291.39	4,141,277.49	41	491,957.14	852,816.21
2	6,451,623.13	6,498,893.56	22	2,748,205.46	3,944,422.91	42	472,187.55	827,476.99
3	6,319,780.33	6,424,813.61	23	2,455,298.28	3,753,590.34	43	453,256.75	802,893.66
4	6,169,886.32	6,342,909.75	24	2,199,403.92	3,572,965.05	44	416,751.21	719,779.60
5	6,002,516.46	6,253,365.74	25	1,980,846.00	3,401,965.04	45	357,050.21	557,423.25
6	5,818,408.10	6,156,425.61	26	1,870,757.00	3,240,228.39	46	341,814.83	534,308.25
7	5,618,460.56	6,052,297.19	27	1,774,790.15	3,087,351.01	47	329,193.09	518,423.46
8	5,403,793.59	5,941,247.57	28	1,684,109.65	2,986,083.39	48	317,303.32	503,861.59
9	5,176,695.14	5,823,574.48	29	1,598,316.89	2,891,007.85	49	305,845.81	489,706.42
10	4,956,831.23	5,699,551.99	30	1,517,136.99	2,798,972.12	50	294,804.62	475,946.62
11	4,746,369.25	5,569,619.71	31	1,439,623.17	2,708,346.08	51	284,164.39	462,571.17
12	4,544,921.07	5,434,119.92	32	1,362,785.60	2,612,790.71	52	273,910.35	449,569.37
13	4,352,096.55	5,293,447.87	33	723,989.54	1,234,310.76	53	264,028.30	436,930.80
14	4,167,585.88	5,148,022.35	34	657,482.27	1,105,141.40	54	254,504.54	424,645.35
15	3,990,956.95	4,998,303.86	35	630,592.86	1,061,326.85	55	245,325.93	412,703.17
16	3,821,870.75	4,845,193.21	36	604,870.33	1,019,484.67	56	236,479.78	401,094.70
17	3,660,002.97	4,695,893.22	37	580,260.29	979,560.10	57	227,951.80	389,807.28
18	3,505,043.29	4,551,186.19	38	556,711.17	941,453.49	58	219,731.46	378,833.90
19	3,356,694.85	4,410,937.79	39	534,174.75	907,108.67	59	211,807.87	368,166.16
20	3,214,011.36	4,274,716.87	40	512,605.49	878,967.27	60	204,170.18	357,795.50

Bond Sensitivity Tables

To Call

Class A1A

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	22.05	4.44	2.64	2.10	1.23	1.08	0.97
Mod Durn	12.08	3.60	2.31	1.89	1.16	1.02	0.92
Principal Window	1 - 356	1 - 165	1 - 97	1 - 77	1 - 31	1 - 26	1 - 24

Class A1B

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	22.05	4.44	2.64	2.10	1.23	1.08	0.97
Mod Durn	12.08	3.60	2.31	1.89	1.16	1.02	0.92
Principal Window	1 - 356	1 - 165	1 - 97	1 - 77	1 - 31	1 - 26	1 - 24

Class A2

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	16.57	1.78	1.16	1.00	0.72	0.63	0.55
Mod Durn	10.35	1.65	1.10	0.95	0.69	0.60	0.53
Principal Window	1 - 291	1 - 43	1 - 25	1 - 23	1 - 17	1 - 14	1 - 13

Class A3

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	25.25	4.09	2.38	2.00	1.54	1.31	1.13
Mod Durn	13.51	3.62	2.20	1.87	1.46	1.25	1.09
Principal Window	291 - 317	43 - 59	25 - 33	23 - 27	17 - 21	14 - 18	13 - 16

Class A4

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.63	8.17	4.68	3.45	1.92	1.74	1.57
Mod Durn	14.20	6.41	4.03	3.07	1.80	1.64	1.48
Principal Window	317 - 356	59 - 162	33 - 95	27 - 75	21 - 27	18 - 24	16 - 22

Class A5

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.64	13.71	8.05	6.38	2.45	2.04	1.91
Mod Durn	14.29	9.46	6.41	5.30	2.26	1.90	1.79
Principal Window	356 - 356	162 - 165	95 - 97	75 - 77	27 - 32	24 - 26	22 - 24

Class M1

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	27.48	5.69	3.53	3.69	3.99	3.26	2.80
Mod Durn	13.83	4.80	3.16	3.29	3.53	2.94	2.56
Principal Window	310 - 348	52 - 89	39 - 51	42 - 48	44 - 50	36 - 41	31 - 35

Class M2

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.54	9.85	5.71	4.67	4.14	3.39	2.89
Mod Durn	14.18	7.42	4.80	4.05	3.64	3.04	2.63
Principal Window	348 - 356	89 - 160	51 - 94	48 - 75	50 - 50	41 - 41	35 - 35

Class M3

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.64	13.71	8.04	6.38	4.14	3.39	2.89
Mod Durn	14.10	9.39	6.37	5.28	3.64	3.04	2.63
Principal Window	356 - 356	160 - 165	94 - 97	75 - 77	50 - 50	41 - 41	35 - 35

Class M4

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.29	4.48	3.66	2.99	2.60
Mod Durn	13.84	6.74	4.43	3.87	3.26	2.71	2.38
Principal Window	310 - 356	52 - 165	38 - 97	41 - 77	41 - 50	34 - 41	30 - 35

Class M5

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.29	4.45	3.51	2.87	2.49
Mod Durn	13.80	6.73	4.42	3.84	3.13	2.61	2.29
Principal Window	310 - 356	52 - 165	38 - 97	40 - 77	39 - 50	32 - 41	28 - 35

Class M6

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.29	4.42	3.41	2.79	2.43
Mod Durn	13.70	6.71	4.41	3.81	3.04	2.53	2.23
Principal Window	310 - 356	52 - 165	38 - 97	39 - 77	37 - 50	31 - 41	27 - 35

Class M7

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.28	4.41	3.32	2.72	2.37
Mod Durn	13.09	6.57	4.35	3.75	2.95	2.45	2.17
Principal Window	310 - 356	52 - 165	37 - 97	38 - 77	36 - 50	29 - 41	26 - 35

Class  M8

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.27	4.38	3.26	2.66	2.34
Mod Durn	12.28	6.38	4.26	3.67	2.86	2.38	2.12
Principal Window	310 - 356	52 - 165	37 - 97	38 - 77	35 - 50	29 - 41	25 - 35

Class M9

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.27	4.38	3.24	2.63	2.29
Mod Durn	11.10	6.09	4.13	3.58	2.78	2.31	2.05
Principal Window	310 - 356	52 - 165	37 - 97	38 - 77	35 - 50	28 - 41	25 - 35

Class M10

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.98	5.27	4.38	3.19	2.61	2.29
Mod Durn	11.10	6.09	4.13	3.58	2.75	2.30	2.05
Principal Window	310 - 356	52 - 165	37 - 97	37 - 77	34 - 50	28 - 41	25 - 35

Class M11

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	8.96	5.26	4.35	3.17	2.59	2.29
Mod Durn	11.10	6.08	4.12	3.55	2.73	2.28	2.04
Principal Window	310 - 356	52 - 165	37 - 97	37 - 77	33 - 50	27 - 41	25 - 35

Bond Sensitivity Tables

To Maturity

Class A1A

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	22.06	4.73	2.82	2.25	1.23	1.08	0.97
Mod Durn	12.08	3.71	2.42	1.98	1.16	1.02	0.92
Principal Window	1 - 357	1 - 313	1 - 208	1 - 164	1 - 31	1 - 26	1 – 24

Class A1B

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	22.06	4.73	2.82	2.25	1.23	1.08	0.97
Mod Durn	12.08	3.71	2.42	1.98	1.16	1.02	0.92
Principal Window	1 - 357	1 - 313	1 - 208	1 - 164	1 - 31	1 - 26	1 – 24

Class A2

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	16.57	1.78	1.16	1.00	0.72	0.63	0.55
Mod Durn	10.35	1.65	1.10	0.95	0.69	0.60	0.53
Principal Window	1 - 291	1 - 43	1 - 25	1 - 23	1 - 17	1 - 14	1 - 13

Class A3

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	25.25	4.09	2.38	2.00	1.54	1.31	1.13
Mod Durn	13.51	3.62	2.20	1.87	1.46	1.25	1.09
Principal Window	291 - 317	43 - 59	25 - 33	23 - 27	17 - 21	14 - 18	13 - 16

Class A4

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.63	8.17	4.68	3.45	1.92	1.74	1.57
Mod Durn	14.20	6.41	4.03	3.07	1.80	1.64	1.48
Principal Window	317 - 356	59 - 162	33 - 95	27 - 75	21 - 27	18 - 24	16 - 22

Class A5

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.68	18.48	11.52	9.01	2.45	2.04	1.91
Mod Durn	14.30	11.23	8.26	6.90	2.26	1.90	1.79
Principal Window	356 - 357	162 - 330	95 - 233	75 - 180	27 - 32	24 - 26	22 - 24

Class M1

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	27.48	5.69	3.53	3.69	4.10	3.35	2.89
Mod Durn	13.83	4.80	3.16	3.29	3.61	3.01	2.63
Principal Window	310 - 348	52 - 89	39 - 51	42 - 48	44 - 56	36 - 46	31 - 39

Class M2

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.54	9.85	5.71	4.67	5.53	4.54	3.86
Mod Durn	14.18	7.42	4.80	4.05	4.68	3.95	3.42
Principal Window	348 - 356	89 - 160	51 - 94	48 - 75	56 - 82	46 - 68	39 - 58

Class M3

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	29.70	17.93	10.99	8.63	8.37	6.95	5.89
Mod Durn	14.11	10.96	7.97	6.67	6.54	5.64	4.92
Principal Window	356 - 357	160 - 298	94 - 195	75 - 153	82 - 131	68 - 110	58 - 93

Class M4

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.82	5.88	4.92	3.98	3.26	2.82
Mod Durn	13.84	7.06	4.76	4.14	3.49	2.92	2.56
Principal Window	310 - 357	52 - 268	38 - 170	41 - 133	41 - 91	34 - 75	30 - 64

Class M5

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.79	5.84	4.87	3.82	3.12	2.71
Mod Durn	13.80	7.04	4.73	4.10	3.35	2.80	2.46
Principal Window	310 - 357	52 - 259	38 - 163	40 - 127	39 - 87	32 - 72	28 - 61

Class M6

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.73	5.80	4.81	3.69	3.02	2.62
Mod Durn	13.71	7.00	4.70	4.06	3.25	2.71	2.39
Principal Window	310 - 357	52 - 248	38 - 155	39 - 121	37 - 82	31 - 68	27 - 57

Class M7

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.66	5.74	4.76	3.57	2.92	2.55
Mod Durn	13.09	6.82	4.60	3.97	3.13	2.61	2.31
Principal Window	310 - 357	52 - 236	37 - 146	38 - 114	36 - 77	29 - 63	26 - 54

Class M8

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.55	5.66	4.68	3.47	2.83	2.49
Mod Durn	12.28	6.58	4.46	3.85	3.01	2.51	2.23
Principal Window	310 - 357	52 - 221	37 - 135	38 - 106	35 - 71	29 - 58	25 - 49

Class M9

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.43	5.58	4.61	3.40	2.76	2.41
Mod Durn	11.10	6.23	4.28	3.71	2.89	2.41	2.13
Principal Window	310 - 357	52 - 206	37 - 124	38 - 98	35 - 65	28 - 53	25 - 45

Class M10

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.73	9.30	5.49	4.55	3.30	2.70	2.37
Mod Durn	11.10	6.19	4.24	3.67	2.83	2.37	2.11
Principal Window	310 - 357	52 - 195	37 - 117	37 - 92	34 - 61	28 - 50	25 - 42

Class M11

Fixed	0%	50%	85%	115%	150%	175%	200%
ARMs	0%	50%	85%	100%	150%	175%	200%
WAL	28.72	9.05	5.32	4.39	3.20	2.61	2.31
Mod Durn	11.10	6.11	4.15	3.58	2.75	2.30	2.06
Principal Window	310 - 357	52 - 181	37 - 108	37 - 86	33 - 56	27 - 46	25 - 39

Excess Spread (1)(2)

Period	Static LIBOR (%)	Forward LIBOR (%)	Period	Static LIBOR (%)	Forward LIBOR (%)
1	4.40	4.40	40	4.53	4.61
2	2.60	2.60	41	4.35	4.49
3	2.23	2.21	42	4.53	4.58
4	2.41	2.45	43	4.34	4.46
5	2.24	2.33	44	4.33	4.45
6	2.41	2.50	45	4.51	4.59
7	2.24	2.46	46	4.32	4.47
8	2.24	2.50	47	4.50	4.58
9	2.41	2.58	48	4.31	4.45
10	2.24	2.57	49	4.30	4.44
11	2.41	2.58	50	4.79	4.81
12	2.24	2.57	51	4.29	4.44
13	2.24	2.57	52	4.46	4.56
14	2.59	2.60	53	4.27	4.42
15	2.24	2.57	54	4.45	4.54
16	2.41	2.59	55	4.25	4.40
17	2.24	2.57	56	4.25	4.39
18	2.41	2.59	57	4.42	4.52
19	2.24	2.58	58	4.28	4.44
20	2.26	2.59	59	4.45	4.54
21	3.27	3.43	60	4.26	4.40
22	3.74	4.00	61	4.25	4.38
23	3.92	4.02	62	4.60	4.71
24	3.72	3.98	63	4.23	4.36
25	3.71	3.97	64	4.41	4.53
26	4.08	4.02	65	4.22	4.34
27	3.95	4.08	66	4.39	4.50
28	4.20	4.11	67	4.20	4.31
29	4.02	4.09	68	4.19	4.30
30	4.19	4.10	69	4.36	4.47
31	4.02	4.09	70	4.17	4.28
32	4.07	4.15	71	4.34	4.45
33	4.42	4.50	72	4.15	4.28
34	4.35	4.51	73	4.14	4.28
35	4.53	4.61	74	4.69	4.81
36	4.34	4.49	75	4.14	4.28
37	4.34	4.48	76	4.32	4.46
38	4.74	4.71	77	4.14	4.29
39	4.33	4.48

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Administrative Fee Rate and Net Swap Payments), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group I Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	26.15	40	17.48
2	21.81	41	17.18
3	21.50	42	17.48
4	21.62	43	17.17
5	21.56	44	16.73
6	21.71	45	16.09
7	21.66	46	15.78
8	21.73	47	16.11
9	21.90	48	15.77
10	21.87	49	15.77
11	22.02	50	16.85
12	21.95	51	15.84
13	21.95	52	16.21
14	22.13	53	15.87
15	21.89	54	16.20
16	21.92	55	15.86
17	21.75	56	15.86
18	21.78	57	16.19
19	21.62	58	15.92
20	21.58	59	16.25
21	22.54	60	15.91
22	22.85	61	11.46
23	23.09	62	12.24
24	22.99	63	11.43
25	23.03	64	11.81
26	23.41	65	11.41
27	23.07	66	11.77
28	23.45	67	11.38
29	23.28	68	11.36
30	23.44	69	11.72
31	23.27	70	11.34
32	23.25	71	11.70
33	17.15	72	11.30
34	16.73	73	11.28
35	16.98	74	12.47
36	16.63	75	11.25
37	16.58	76	11.62
38	17.47	77	11.23
39	16.91

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received attributable to each related loan group. Assumes 1 month and 6 month LIBOR equal 20%.

Group II Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	26.02	40	17.28
2	21.72	41	16.97
3	21.42	42	17.27
4	21.55	43	16.96
5	21.48	44	16.52
6	21.63	45	15.86
7	21.59	46	15.53
8	21.66	47	15.85
9	21.83	48	15.52
10	21.80	49	15.52
11	21.95	50	16.58
12	21.88	51	15.57
13	21.88	52	15.93
14	22.06	53	15.59
15	21.82	54	15.91
16	21.85	55	15.58
17	21.69	56	15.58
18	21.72	57	15.91
19	21.56	58	15.62
20	21.51	59	15.93
21	22.36	60	15.60
22	22.84	61	11.15
23	23.06	62	11.90
24	22.96	63	11.12
25	23.00	64	11.49
26	23.37	65	11.10
27	23.00	66	11.45
28	23.41	67	11.06
29	23.23	68	11.05
30	23.39	69	11.40
31	23.20	70	11.03
32	23.21	71	11.37
33	17.01	72	10.99
34	16.59	73	10.97
35	16.82	74	12.13
36	16.47	75	10.94
37	16.42	76	11.30
38	17.30	77	10.92
39	16.70

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received attributable to each related loan group. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	26.06	40	17.33
2	21.74	41	17.02
3	21.44	42	17.32
4	21.57	43	17.01
5	21.50	44	16.58
6	21.65	45	15.92
7	21.61	46	15.60
8	21.67	47	15.92
9	21.85	48	15.58
10	21.82	49	15.58
11	21.97	50	16.65
12	21.90	51	15.64
13	21.90	52	16.00
14	22.08	53	15.67
15	21.84	54	15.99
16	21.87	55	15.65
17	21.70	56	15.65
18	21.74	57	15.98
19	21.57	58	15.70
20	21.53	59	16.02
21	22.41	60	15.68
22	22.84	61	11.23
23	23.06	62	11.99
24	22.97	63	11.20
25	23.01	64	11.57
26	23.38	65	11.18
27	23.02	66	11.54
28	23.42	67	11.15
29	23.24	68	11.13
30	23.40	69	11.48
31	23.22	70	11.11
32	23.22	71	11.46
33	17.05	72	11.07
34	16.63	73	11.06
35	16.86	74	12.22
36	16.51	75	11.02
37	16.46	76	11.38
38	17.34	77	11.00
39	16.76

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity, 50% loss severity, 60% loss severity,

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown,

(5) trigger events are always in effect, and

(6) 100% advancement of principal and interest.

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %
Class M1	31.71	22.09	23.36	22.80	18.48	23.29
Class M2	24.92	19.02	18.77	19.63	15.05	20.05
Class M3	21.53	17.27	16.41	17.82	13.25	18.20
Class M4	18.73	15.68	14.41	16.17	11.70	16.51
Class M5	16.27	14.16	12.63	14.61	10.31	14.92
Class M6	14.15	12.76	11.06	13.16	9.07	13.43
Class M7	12.14	11.33	9.55	11.68	7.87	11.92
Class M8	10.52	10.11	8.32	10.41	6.87	10.61
Class M9	9.61	9.39	7.61	9.65	6.30	9.84
Class M10	8.79	8.72	6.98	8.96	5.79	9.13
Class M11	7.90	7.97	6.31	8.21	5.25	8.37

Credit Suisse Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)
	Julian Torres	(5-2940)

Structuring
	Kashif Gilani	(5-8697)

Collateral
	Rotimi Akeredolu	(6-5587)
	Harry Jao	(6-3549)
	Ivan Karaivanov	(6-1636)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Michael Dougherty	(212) 438-6891
Fitch:	Laura Pokojni	(212) 908-0228
Moody’s:	Sachar Gonen	(212) 553-3711

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

COLLATERAL TERM SHEET

January 18, 2007

$[545,505,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Residential Funding Company, LLC

Mortgage Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1

Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-131465.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

The information in the accompanying term sheet supplement and the prospectus that the issuer has filed with the SEC (which you may get for free by visiting EDGAR on the SEC website at www.sec.gov) should be reviewed in connection with this term sheet.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

 Summary of Terms

Cut-off Date:

January 1, 2007

Expected Pricing:

On or about January [22], 2007

Mortgage Originator:

Residential Funding Company, LLC (“RFC”)

Servicer:

Select Portfolio Servicing, Inc.

Issuer:

Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1

Depositor:

Asset Backed Securities Corporation

Seller:

DLJ Mortgage Capital, Inc.

Expected Settlement:

On or about February [6], 2007 (the “Closing Date")

Legal Final Maturity:

December 25, 2036

Custodian:

Wells Fargo Bank, N.A.

Trustee:

U.S. Bank National Association

Lead Underwriter:

Credit Suisse Securities (USA) LLC

Co-Manager:

TBD

Loan Performance Advisor:

Office Tiger Global Real Estate Services

Distribution Date:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on February 26, 2007.

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien adjustable rate loans, first and second lien fixed rate loans, first and second lien balloon loans, first lien IO loans and first lien dual amortization loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six and sixty month period.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans using actual balances originated through October 2006.  The final pool will be approximately $713,489,777.96 (+/-10%) with a weighted average remaining term of 353 months.  The characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.  The final pool will not have any loans with LTV or CLTV ratios in excess of 100.00% and will not have any loans with FICO scores less than 500.

 ABSC RFC 2007-HE1 Collateral Summary

Characteristics	Aggregate Collateral Summary	Adjustable Rate Collateral Summary	Fixed Rate Collateral Summary	Interest Only Collateral Summary	Second Lien Collateral Summary	Silent Second Collateral Summary
Current Balance	$713,489,777.96	$535,778,184.74	$177,711,593.22	$94,783,602.64	$44,126,846.99	$188,986,373.30
Number of Loans	4,128	2,466	1,662	332	807	867
Average Current Balance	$172,841.52	$217,266.09	$106,926.35	$285,492.78	$54,680.11	$217,977.36
Interest Only Percentage	13.28%	17.03%	2.00%	100.00%	0.00%	27.52%
Fixed Rate Percentage	24.91%	0.00%	100.00%	3.75%	100.00%	9.66%
Adjustable Rate Percentage	75.09%	100.00%	0.00%	96.25%	0.00%	90.34%
W.A. Coupon	8.362%	8.206%	8.833%	7.585%	11.196%	7.808%
W.A. Margin*	6.197%	6.197%	0.000%	5.856%	0.000%	6.029%
W.A. Maximum Rate*	14.483%	14.483%	0.000%	14.100%	0.000%	14.128%
W.A. Initial Rate Adjustment Cap*	2.720%	2.720%	0.000%	2.467%	0.000%	2.662%
W.A. Periodic Rate Adjustment Cap*	1.126%	1.126%	0.000%	1.192%	0.000%	1.144%
W.A. Original LTV**	81.51%	81.30%	82.15%	81.01%	99.69%	80.02%
W.A. Combined LTV	86.63%	87.46%	84.13%	91.88%	99.69%	99.37%
W.A. Original Term (months)	356	360	345	360	319	360
W.A. Remaining Term (months)	353	356	341	356	316	356
W.A. FICO	632	628	645	665	663	661
W.A. DTI Ratio	41.71%	42.32%	39.83%	41.61%	35.94%	42.18%
Owner Occupied Percentage	94.62%	94.35%	95.43%	97.10%	97.48%	98.11%
Prepayment Penalty Percentage	70.76%	70.71%	70.91%	83.83%	53.47%	76.72%
First Lien Percentage	93.82%	100.00%	75.17%	100.00%	0.00%	100.00%
Second Lien Percentage	6.18%	0.00%	24.83%	0.00%	100.00%	0.00%
Silent Second Percentage	26.49%	31.87%	10.27%	54.86%	0.00%	100.00%
Balloon Loan Percentage	35.54%	42.05%	15.92%	0.00%	22.60%	38.19%
W.A. Combined LTV of Silent Seconds	99.37%	99.40%	99.07%	99.79%	0.00%	99.37%
Non-Full Doc Percentage	40.78%	44.05%	30.92%	37.87%	50.81%	48.38%
Top 5 States by Balance	CA (22.55%) FL (11.80%) IL (5.60%) NY (5.54%) AZ (4.59%)	CA (23.44%) FL (12.34%) IL (6.07%) NY (5.60%) AZ (4.73%)	CA (19.88%) FL (10.19%) TX (9.25%) NY (5.36%) IL (4.16%)	CA (45.64%) FL (8.16%) AZ (6.39%) NY (5.82%) VA (4.06%)	CA (32.98%) TX (7.76%) FL (7.60%) AZ (5.10%) NY (4.51%)	CA (27.59%) FL (9.51%) TX (7.56%) NY (6.93%) AZ (5.00%)
Conforming By Balance Percentage	83.51%	82.85%	85.47%	71.55%	62.31%	82.20%

* Percentages relate to adjustable rate loans only.
** Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

 ABSC RFC 2007-HE1 Collateral Summary (Cont’d)

Characteristics	Aggregate Collateral Summary	40 Yr. Amort. Collateral Summary	Balloon Collateral Summary	Group I Collateral Summary	Group II Collateral Summary

Current Balance	$713,489,777.96	$229,051,443.37	$253,596,620.28	$186,113,766.76	$527,376,011.20
Number of Loans	4,128	927	1,125	1,051	3,077
Average Current Balance	$172,841.52	$247,088.94	$225,419.22	$177,082.56	$171,392.92
Interest Only Percentage	13.28%	0.00%	0.00%	8.49%	14.98%
Fixed Rate Percentage	24.91%	7.61%	11.16%	21.72%	26.03%
Adjustable Rate Percentage	75.09%	92.39%	88.84%	78.28%	73.97%
W.A. Coupon	8.362%	8.106%	8.215%	8.421%	8.342%
W.A. Margin*	6.197%	6.299%	6.323%	6.292%	6.161%
W.A. Maximum Rate*	14.483%	14.449%	14.412%	14.677%	14.410%
W.A. Initial Rate Adjustment Cap*	2.720%	2.694%	2.716%	2.705%	2.726%
W.A. Periodic Rate Adjustment Cap*	1.126%	1.150%	1.142%	1.131%	1.124%
W.A. Original LTV**	81.51%	80.96%	81.67%	80.47%	81.87%
W.A. Combined LTV	86.63%	86.44%	87.17%	82.98%	87.92%
W.A. Original Term (months)	356	360	353	357	356
W.A. Remaining Term (months)	353	356	349	354	352
W.A. FICO	632	626	631	617	638
W.A. DTI Ratio	41.71%	42.40%	42.38%	42.63%	41.38%
Owner Occupied Percentage	94.62%	96.41%	96.62%	93.17%	95.13%
Prepayment Penalty Percentage	70.76%	72.30%	72.62%	65.17%	72.73%
First Lien Percentage	93.82%	99.90%	96.07%	97.48%	92.52%
Second Lien Percentage	6.18%	0.10%	3.93%	2.52%	7.48%
Silent Second Percentage	26.49%	28.45%	28.46%	13.27%	31.15%
Balloon Loan Percentage	35.54%	99.03%	100.00%	38.67%	34.44%
W.A. Combined LTV of Silent Seconds	99.37%	99.28%	99.32%	98.75%	99.46%
Non-Full Doc Percentage	40.78%	45.57%	47.59%	36.53%	42.28%
Top 5 States by Balance	CA (22.55%) FL (11.80%) IL (5.60%) NY (5.54%) AZ (4.59%)	CA (28.02%) FL (11.06%) NY (7.67%) IL (7.11%) AZ (5.92%)	CA (29.27%) FL (11.33%) NY (7.75%) IL (6.33%) AZ (5.76%)	CA (15.77%) IL (10.34%) FL (6.30%) NJ (5.30%) NY (5.29%)	CA (24.95%) FL (13.75%) NY (5.64%) TX (5.39%) AZ (4.74%)
Conforming By Balance Percentage	83.51%	78.96%	76.96%	100.00%	77.68%

* Percentages relate to adjustable rate loans only.
** Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

Ten sets of tables follow.

The first set of tables is the Aggregate Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Second Lien Collateral.

The sixth set of tables is the Silent Second Collateral.

The seventh set of tables is the 40 Year Amortization Collateral.

The eighth set of tables is the Balloon Collateral.

The ninth set of tables is the Group I Collateral.*

The tenth set of tables is the Group II Collateral.*

*There will be two loan groups in the transaction (“Group I” and “Group II”).  Group I will consist of mortgage loans that have original principal balances that conform to Fannie Mae or Freddie Mac guidelines.  Group II will consist of mortgage loans that have original principal balances that may or may not conform to Fannie Mae or Freddie Mac guidelines.

AGGREGATE COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	105	$2,281,628.00	0.32%	655	99.80%	10.571%	95.75%
25,001 - 50,000	390	13,998,284.00	1.96	649	95.90	10.865	95.78
50,001 - 75,000	332	21,071,737.10	2.95	625	85.47	10.139	93.06
75,001 - 100,000	494	43,614,115.00	6.10	620	81.58	9.237	91.26
100,001 - 125,000	462	52,067,094.00	7.29	622	81.54	8.798	92.57
125,001 - 150,000	412	56,725,702.40	7.94	617	81.14	8.603	95.45
150,001 - 175,000	370	59,922,036.60	8.38	622	80.31	8.400	94.14
175,001 - 200,000	305	57,373,040.00	8.03	622	78.84	8.263	92.36
200,001 - 250,000	405	90,951,575.00	12.73	624	80.79	8.177	95.05
250,001 - 300,000	269	73,858,102.00	10.33	638	80.93	7.929	94.40
300,001 - 400,000	349	121,832,421.00	17.05	637	80.95	8.005	95.06
400,001 - 500,000	135	60,382,227.00	8.45	656	82.82	7.695	96.90
500,001 - 600,000	63	34,211,964.00	4.79	651	81.46	8.066	95.23
600,001 - 700,000	26	16,927,300.00	2.37	652	84.49	8.289	100.00
700,001 or greater	11	9,484,650.00	1.33	664	77.66	7.905	100.00
Total:	4,128	$714,701,876.10	100.00%	632	81.51%	8.362%	94.62%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	108	$2,349,055.94	0.33%	654	99.80%	10.596%	95.88%
25,001 - 50,000	388	13,946,617.16	1.95	649	95.60	10.855	95.77
50,001 - 75,000	335	21,271,505.32	2.98	625	85.22	10.121	92.79
75,001 - 100,000	491	43,313,370.08	6.07	620	81.75	9.237	91.39
100,001 - 125,000	461	51,856,348.82	7.27	622	81.54	8.801	92.56
125,001 - 150,000	416	57,214,381.20	8.02	617	81.14	8.604	95.50
150,001 - 175,000	367	59,385,488.95	8.32	623	80.31	8.393	94.10
175,001 - 200,000	306	57,503,531.04	8.06	621	78.83	8.257	92.39
200,001 - 250,000	405	90,900,662.70	12.74	624	80.77	8.180	95.06
250,001 - 300,000	267	73,247,817.93	10.27	638	80.97	7.931	94.36
300,001 - 400,000	350	122,035,502.17	17.10	637	80.98	8.002	95.08
400,001 - 500,000	134	59,908,857.75	8.40	656	82.77	7.699	96.88
500,001 - 600,000	63	34,179,080.34	4.79	651	81.46	8.066	95.23
600,001 - 700,000	26	16,906,167.15	2.37	652	84.49	8.289	100.00
700,001 or greater	11	9,471,391.41	1.33	664	77.66	7.905	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	7	$998,755.05	0.14%	500	70.98%	9.490%	100.00%
501 - 525	152	22,575,443.52	3.16	514	71.66	9.191	99.19
526 - 550	243	39,216,703.63	5.50	539	75.07	8.852	97.50
551 - 575	351	63,151,805.65	8.85	564	78.47	8.851	99.06
576 - 600	539	96,289,457.14	13.50	589	81.05	8.476	97.45
601 - 625	716	118,736,597.52	16.64	613	82.62	8.422	96.01
626 - 650	744	121,059,677.49	16.97	638	84.29	8.388	96.17
651 - 675	524	88,133,688.33	12.35	663	83.91	8.270	92.04
676 - 700	315	59,605,573.31	8.35	686	82.90	8.036	93.65
701 - 725	259	47,051,604.95	6.59	711	81.50	7.860	88.50
726 - 750	147	29,087,709.29	4.08	737	82.12	7.831	88.93
751 - 775	83	16,769,531.95	2.35	763	77.88	7.377	83.85
776 - 800	40	9,130,391.31	1.28	788	83.44	7.635	72.91
801 - 825	8	1,682,838.82	0.24	803	71.74	7.702	89.03
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	190	$13,421,608.80	1.88%	664	90.19%	10.519%	98.51%
181 - 240	14	1,987,590.31	0.28	638	79.68	8.367	92.11
241 - 300	1	99,178.06	0.01	675	23.92	7.075	100.00
301 - 360	3,923	697,981,400.79	97.83	632	81.36	8.321	94.55
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	190	$13,421,608.80	1.88%	664	90.19%	10.519%	98.51%
181 - 348	30	6,121,626.50	0.86	662	75.47	7.508	93.96
349 - 360	3,908	693,946,542.66	97.26	631	81.39	8.328	94.55
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	3,076	$517,716,957.57	72.56%	627	81.30%	8.341%	95.93%
Detached PUD	484	92,086,642.64	12.91	635	81.60	8.386	93.81
2 – 4 Family	195	46,354,540.82	6.50	663	81.05	8.362	90.49
Condo < 5 Stories	281	42,265,805.96	5.92	653	83.98	8.573	87.59
Attached PUD	34	6,658,294.44	0.93	666	84.56	8.226	83.58
Townhouse	44	5,910,035.73	0.83	617	80.66	8.313	96.37
Condo > 8 Stories	9	1,955,595.72	0.27	668	80.22	8.498	67.31
Leasehold	3	371,230.32	0.05	570	90.00	9.827	100.00
Condo 5-8 Stories	2	170,674.76	0.02	630	97.14	10.177	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	3,884	$675,103,976.13	94.62%	630	81.42%	8.342%	100.00%
Investment Prop.	145	23,281,792.87	3.26	679	81.77	8.696	0.00
Second Home	99	15,104,008.96	2.12	669	85.29	8.778	0.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	1,879	$367,008,738.46	51.44%	616	78.58%	8.199%	96.70%
Purchase	1,931	293,276,481.63	41.10	653	85.39	8.623	92.38
Rate/Term Refi.	318	53,204,557.87	7.46	632	80.32	8.050	92.63
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	146	$18,705,591.22	2.62%	619	39.43%	7.784%	93.91%
50.01 - 60.00	127	23,903,830.61	3.35	600	55.85	7.809	97.89
60.01 - 70.00	293	55,218,796.03	7.74	604	66.29	8.025	94.71
70.01 - 80.00	1,504	313,238,186.43	43.90	643	78.93	7.896	96.29
80.01 - 90.00	850	176,100,771.27	24.68	618	87.52	8.453	91.50
90.01 - 100.00	1,208	126,322,602.40	17.70	647	97.26	9.732	94.27
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	145	$18,530,900.69	2.60%	619	39.35%	7.776%	93.85%
50.01 - 60.00	125	23,731,149.09	3.33	600	55.78	7.808	98.27
60.01 - 70.00	292	55,026,701.51	7.71	604	66.25	8.027	94.69
70.01 - 75.00	218	41,986,605.99	5.88	611	73.85	7.981	95.02
75.01 - 80.00	454	88,177,155.58	12.36	616	79.35	8.116	92.74
80.01 - 85.00	338	69,127,150.19	9.69	610	84.22	8.377	89.82
85.01 - 90.00	496	104,902,147.48	14.70	623	89.44	8.469	92.78
90.01 - 95.00	354	72,974,521.67	10.23	638	92.61	8.755	94.37
95.01 - 100.00	1,706	239,033,445.76	33.50	662	85.33	8.527	97.20
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	608	$160,902,071.04	22.55%	650	79.44%	7.959%	97.34%
Florida	459	84,211,820.41	11.80	626	80.13	8.394	90.40
Illinois	228	39,939,513.52	5.60	630	83.95	8.582	94.58
New York	147	39,560,026.18	5.54	649	79.57	8.137	97.80
Arizona	192	32,737,451.94	4.59	637	81.33	8.244	94.01
Texas	333	32,571,831.41	4.57	633	83.19	8.630	91.96
New Jersey	110	25,031,209.26	3.51	635	82.54	8.630	92.87
Maryland	121	24,704,875.14	3.46	626	79.82	8.169	96.18
Virginia	125	24,246,816.87	3.40	612	79.83	8.188	95.72
Georgia	142	19,638,546.85	2.75	626	86.25	8.885	85.47
Michigan	166	19,197,864.81	2.69	620	85.27	9.017	94.74
Washington	91	16,992,031.99	2.38	627	81.88	8.087	97.93
Colorado	83	13,439,201.96	1.88	639	83.33	8.274	93.10
Pennsylvania	113	13,232,397.60	1.85	607	82.81	8.619	95.66
Minnesota	85	13,097,920.01	1.84	618	82.38	8.626	95.62
Massachusetts	64	13,067,440.30	1.83	629	80.97	8.382	96.02
Nevada	60	12,114,624.01	1.70	633	80.59	8.355	96.64
Ohio	99	10,848,586.29	1.52	624	84.90	8.630	91.84
Connecticut	48	10,359,061.66	1.45	651	83.42	7.859	96.62
Tennessee	80	8,064,449.89	1.13	609	85.25	8.811	91.24
Wisconsin	70	7,884,145.40	1.11	608	83.56	9.057	94.59
Oregon	46	7,698,330.36	1.08	620	78.80	8.354	98.40
Indiana	61	6,853,112.40	0.96	619	86.51	8.941	96.90
Louisiana	57	6,676,609.44	0.94	603	82.91	9.232	98.05
North Carolina	62	6,584,728.29	0.92	611	87.09	9.243	92.88
Alabama	51	5,879,577.84	0.82	598	86.76	9.228	95.38
Missouri	51	5,645,768.54	0.79	613	86.86	9.079	96.06
Utah	34	5,454,942.47	0.76	633	79.54	8.031	95.48
South Carolina	39	5,256,217.57	0.74	603	87.01	9.225	84.24
Rhode Island	24	5,119,684.23	0.72	641	78.32	7.846	98.81
Hawaii	17	5,040,665.17	0.71	665	80.08	8.006	100.00
New Hampshire	22	3,580,944.10	0.50	636	80.17	7.536	89.64
Delaware	23	3,518,178.53	0.49	607	74.01	8.340	86.27
New Mexico	26	3,067,938.17	0.43	606	84.48	8.797	100.00
Maine	24	2,946,546.71	0.41	622	80.79	8.488	89.88
Mississippi	23	2,696,608.34	0.38	604	82.31	8.854	91.09
Arkansas	24	2,380,827.94	0.33	620	88.84	8.897	93.39
Idaho	15	2,370,225.49	0.33	636	83.61	8.518	93.59

AGGREGATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Oklahoma	25	$2,111,571.19	0.30%	624	87.97%	9.122%	100.00%
Kentucky	19	1,768,573.81	0.25	626	82.02	8.675	84.45
Iowa	15	1,434,821.48	0.20	608	89.69	9.489	100.00
Vermont	7	1,128,034.91	0.16	619	77.00	7.712	100.00
Kansas	12	974,094.85	0.14	616	84.04	9.238	92.60
Nebraska	11	904,983.96	0.13	584	85.81	9.146	93.45
Washington DC	2	876,910.45	0.12	590	59.10	8.017	100.00
Montana	6	741,220.91	0.10	668	81.33	8.533	48.19
Alaska	2	245,452.83	0.03	600	91.57	9.924	100.00
North Dakota	2	242,947.60	0.03	667	80.00	7.454	100.00
Wyoming	1	193,995.99	0.03	665	80.00	7.875	100.00
South Dakota	2	154,951.38	0.02	625	85.13	8.644	100.00
West Virginia	1	99,426.47	0.01	626	84.39	8.125	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%
Number of States Represented: 50 and the District of Columbia

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	2,625	$422,524,350.93	59.22%	618	81.29%	8.180%	96.54%
Stated Doc.	1,503	290,965,427.03	40.78	653	81.82	8.627	91.83
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	32	$10,352,744.59	1.45%	707	72.53%	5.935%	100.00%
6.001 - 6.500	103	27,520,459.78	3.86	683	74.17	6.357	97.31
6.501 - 7.000	252	59,228,073.55	8.30	664	76.07	6.821	98.60
7.001 - 7.500	412	95,210,727.24	13.34	652	78.38	7.327	97.14
7.501 - 8.000	577	129,951,210.59	18.21	641	79.44	7.801	95.02
8.001 - 8.500	515	99,615,077.90	13.96	623	79.86	8.311	93.30
8.501 - 9.000	646	119,036,867.02	16.68	611	81.56	8.781	93.27
9.001 - 9.500	371	59,460,815.87	8.33	602	85.42	9.289	90.41
9.501 - 10.000	392	49,999,831.60	7.01	598	88.19	9.812	92.90
10.001 - 10.500	191	17,928,982.37	2.51	603	89.96	10.287	94.51
10.501 - 11.000	165	15,533,373.14	2.18	617	90.12	10.763	91.36
11.001 - 11.500	202	13,248,322.33	1.86	669	98.32	11.318	92.81
11.501 - 12.000	168	10,187,692.32	1.43	643	97.30	11.777	97.50
12.001 - 12.500	75	4,756,101.56	0.67	648	98.44	12.281	97.35
12.501 - 13.000	25	1,301,502.13	0.18	620	99.61	12.733	98.10
13.001 - 13.500	2	157,995.97	0.02	615	100.00	13.245	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
8.501 - 9.000	1	$284,000.00	0.05%	651	80.00%	5.999%	100.00%
11.501 - 12.000	21	7,542,278.04	1.41	696	73.25	5.962	100.00
12.001 - 12.500	42	11,363,782.36	2.12	665	77.84	6.377	100.00
12.501 - 13.000	120	28,819,759.05	5.38	663	77.70	6.791	98.92
13.001 - 13.500	244	57,981,680.74	10.82	649	78.73	7.226	95.19
13.501 - 14.000	373	87,212,054.72	16.28	638	79.57	7.658	96.42
14.001 - 14.500	367	81,979,755.10	15.30	633	80.67	8.034	96.19
14.501 - 15.000	521	110,025,955.96	20.54	625	82.18	8.456	93.32
15.001 - 15.500	318	59,321,392.64	11.07	605	83.56	8.948	88.32
15.501 - 16.000	259	55,996,895.45	10.45	605	84.55	9.334	95.74
16.001 - 16.500	95	17,510,291.41	3.27	590	86.02	9.732	94.44
16.501 - 17.000	66	11,768,193.08	2.20	596	86.39	10.104	90.37
17.001 - 17.500	21	3,444,288.85	0.64	571	82.50	10.430	68.77
17.501 - 18.000	16	2,296,997.89	0.43	607	79.88	10.725	53.03
18.001 - 18.500	1	160,723.07	0.03	542	70.00	11.250	100.00
18.501 - 19.000	1	70,136.38	0.01	570	64.70	11.800	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

AGGREGATE COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	4	$1,154,010.80	0.22%	626	58.18%	7.278%	58.15%
3.001 - 3.500	11	2,023,076.35	0.38	630	77.46	7.070	93.76
3.501 - 4.000	41	9,092,490.68	1.70	644	75.00	6.826	98.52
4.001 - 4.500	80	18,070,890.37	3.37	632	76.71	7.372	95.63
4.501 - 5.000	167	37,593,767.31	7.02	648	78.46	7.331	95.70
5.001 - 5.500	218	43,612,071.20	8.14	631	81.01	7.856	96.09
5.501 - 6.000	388	82,781,196.63	15.45	639	82.71	8.029	94.98
6.001 - 6.500	713	160,542,063.63	29.96	632	81.10	8.099	92.87
6.501 - 7.000	364	80,727,218.84	15.07	627	81.65	8.409	94.19
7.001 - 7.500	217	44,351,122.34	8.28	604	81.45	8.852	97.61
7.501 - 8.000	245	52,675,600.80	9.83	606	84.50	9.372	92.49
8.001 - 8.500	16	2,550,309.86	0.48	584	84.33	9.722	96.28
8.501 - 9.000	1	357,862.90	0.07	527	85.00	9.825	100.00
9.001 - 9.500	1	246,503.03	0.05	570	65.00	9.450	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-09	1	$288,000.00	0.05%	619	80.00%	7.900%	100.00%
2007-12	1	356,545.36	0.07	676	90.00	7.720	100.00
2008-01	2	1,022,199.45	0.19	668	89.16	6.858	100.00
2008-02	5	1,292,417.33	0.24	637	82.05	7.618	100.00
2008-06	13	3,881,666.12	0.72	614	85.48	7.988	91.13
2008-07	60	11,034,135.66	2.06	610	80.40	8.025	97.08
2008-08	319	72,421,655.54	13.52	623	79.39	8.114	97.30
2008-09	324	67,038,533.33	12.51	637	83.99	8.348	92.49
2008-10	907	209,011,073.92	39.01	630	80.82	8.260	92.13
2008-11	337	58,770,383.61	10.97	609	82.47	8.527	96.23
2009-01	1	248,819.65	0.05	594	47.62	7.000	100.00
2009-04	1	85,439.47	0.02	593	86.00	8.125	100.00
2009-06	2	159,475.40	0.03	684	77.94	7.111	100.00
2009-07	22	4,271,594.48	0.80	624	73.66	7.677	100.00
2009-08	154	35,422,798.71	6.61	635	80.12	7.502	98.26

AGGREGATE COLLATERAL

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS (CONT’D)

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2009-09	53	$12,508,345.93	2.33%	634	85.80%	8.496%	94.25%
2009-10	135	33,194,891.65	6.20	634	82.12	8.348	97.29
2009-11	59	9,628,944.52	1.80	622	80.60	8.361	89.17
2011-07	1	157,423.57	0.03	586	95.00	7.990	100.00
2011-08	6	1,229,394.89	0.23	640	77.08	7.616	89.73
2011-09	8	1,542,667.48	0.29	617	88.90	7.844	100.00
2011-10	52	11,776,000.07	2.20	648	78.51	7.476	95.39
2011-11	3	435,778.60	0.08	574	80.37	8.366	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	1,366	$208,633,462.05	29.24%	629	82.41%	8.783%	93.34%
12	203	47,954,474.16	6.72	649	79.71	8.180	93.93
24	1,628	299,656,674.12	42.00	626	82.43	8.346	95.14
30	3	534,151.96	0.07	598	85.20	8.450	100.00
36	921	155,724,560.07	21.83	643	79.06	7.888	95.50
48	1	190,000.00	0.03	613	95.00	8.875	100.00
60	6	796,455.60	0.11	655	81.13	7.799	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	1,038	$177,750,802.25	24.91%	615	81.69%	8.605%	90.81%
ARM 2/28 – 10Yr IO	1	174,400.00	0.02	626	80.00	8.250	100.00
ARM 2/28 – 2Yr IO	4	1,457,450.00	0.20	652	82.10	7.613	100.00
ARM 2/28 – 40Yr Ball.	650	163,977,084.04	22.98	621	80.84	8.182	95.56
ARM 2/28 – 40Yr Dual	6	1,729,556.87	0.24	603	87.29	7.932	100.00
ARM 2/28 – 45Yr Ball.	1	485,698.31	0.07	650	90.00	8.625	100.00
ARM 2/28 – 5Yr IO	236	68,998,011.96	9.67	665	81.37	7.694	96.44
ARM 2/28 – 50Yr Ball.	33	10,543,606.89	1.48	673	82.67	7.954	97.74
ARM 3/27	203	36,011,009.45	5.05	613	79.65	8.373	93.54
ARM 3/27 – 40Yr Ball.	153	39,270,801.83	5.50	638	83.34	8.066	98.33
ARM 3/27 – 40Yr Dual	1	136,668.91	0.02	598	95.00	8.650	100.00
ARM 3/27 – 5Yr IO	60	17,121,621.77	2.40	662	79.66	7.196	98.28
ARM 3/27 – 50Yr Ball.	10	2,980,207.85	0.42	640	81.10	7.831	100.00
ARM 5/25	18	3,270,326.39	0.46	622	79.85	7.842	83.39
ARM 5/25 – 40Yr Ball.	29	6,151,778.97	0.86	618	78.24	7.776	100.00
ARM 5/25 – 40Yr Dual	2	351,112.27	0.05	610	94.80	7.802	100.00
ARM 5/25 – 5Yr IO	12	3,477,925.07	0.49	697	80.57	6.955	100.00
ARM 5/25 – 50Yr Ball.	9	1,890,121.91	0.26	653	79.62	7.405	93.32
Fixed 15Yr	40	3,541,195.01	0.50	638	65.34	8.242	94.34
Fixed 15Yr – 5Yr IO	1	135,000.00	0.02	591	81.82	9.750	100.00
Fixed 20Yr	14	1,987,590.31	0.28	638	79.68	8.367	92.11
Fixed 25Yr	1	99,178.06	0.01	675	23.92	7.075	100.00
Fixed 30Yr	1,348	140,232,115.52	19.65	641	82.20	8.866	94.66
Fixed 30Yr – 10Yr IO	1	190,000.00	0.03	613	95.00	8.875	100.00
Fixed 30Yr – 5Yr IO	17	3,229,193.84	0.45	674	79.74	7.790	100.00
Fixed Ball. 30/15	149	9,745,413.79	1.37	675	99.34	11.356	100.00
Fixed Ball. 40/30	86	17,434,440.48	2.44	653	76.72	7.616	98.39
Fixed Ball. 50/30	5	1,117,466.21	0.16	677	78.75	7.431	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A1NC	1	$107,304.45	0.02%	787	100.00%	8.530%	0.00%
A4AL	1,884	359,187,228.24	50.34	636	81.38	8.188	92.35
A4CG	9	1,973,098.13	0.28	703	72.83	7.215	89.20
A4SR	49	6,140,700.19	0.86	631	79.78	8.152	94.55
A5AL	1,625	242,386,672.99	33.97	644	83.85	8.535	97.52
A5NC	1	146,089.30	0.02	629	88.64	8.990	100.00
AMAL	153	28,450,782.99	3.99	584	77.15	8.553	93.55
AMSR	4	396,132.25	0.06	575	59.66	8.770	79.34
AXAL	257	48,308,032.72	6.77	601	80.36	8.439	96.53
AXSR	9	1,152,281.42	0.16	627	77.53	9.113	100.00
B AL	62	12,703,118.19	1.78	574	70.72	8.723	97.21
C AL	71	12,136,481.00	1.70	576	67.86	9.102	97.62
CMAL	3	401,856.09	0.06	576	76.59	9.455	100.00
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	3,321	$669,362,930.97	93.82%	630	80.31%	8.176%	94.43%
Second Lien	807	44,126,846.99	6.18	663	99.69	11.196	97.48
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

AGGREGATE COLLATERAL

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	64	$8,448,328.13	1.18%	630	79.14%	8.291%	95.07%
0.01 - 5.00	48	6,315,024.33	0.89	658	87.88	8.441	97.19
5.01 - 10.00	68	6,764,775.39	0.95	645	89.02	9.144	91.97
10.01 - 15.00	92	11,094,329.11	1.55	644	81.87	8.577	94.29
15.01 - 20.00	88	10,464,825.47	1.47	642	79.39	8.453	89.53
20.01 - 25.00	160	21,900,541.06	3.07	631	81.26	8.430	86.21
25.01 - 30.00	280	40,129,601.78	5.62	631	80.99	8.387	90.78
30.01 - 35.00	390	62,161,548.09	8.71	633	80.51	8.341	94.69
35.01 - 40.00	528	84,189,599.37	11.80	633	81.05	8.361	94.38
40.01 - 45.00	828	149,649,534.50	20.97	642	81.87	8.325	94.10
45.01 - 50.00	1,042	208,370,263.23	29.20	637	82.66	8.346	96.33
50.01 - 55.00	534	102,253,108.07	14.33	605	79.31	8.359	96.02
55.01 - 60.00	6	1,748,299.43	0.25	591	84.36	8.256	87.15
Total:	4,128	$713,489,777.96	100.00%	632	81.51%	8.362%	94.62%

ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	7	$350,000.00	0.07%	547	47.59%	9.467%	85.69%
50,001 - 75,000	94	6,152,484.10	1.15	593	79.17	9.184	92.71
75,001 - 100,000	226	20,037,530.00	3.73	599	79.41	8.776	91.17
100,001 - 125,000	270	30,390,660.00	5.66	608	80.24	8.549	90.63
125,001 - 150,000	285	39,243,597.40	7.31	612	81.81	8.488	95.46
150,001 - 175,000	286	46,225,430.60	8.62	620	80.84	8.374	93.08
175,001 - 200,000	238	44,778,051.00	8.35	614	79.18	8.276	92.35
200,001 - 250,000	322	72,400,025.00	13.49	619	81.35	8.219	94.08
250,001 - 300,000	222	61,015,737.00	11.37	636	81.69	8.024	94.59
300,001 - 400,000	304	106,321,971.00	19.82	636	81.36	8.068	94.64
400,001 - 500,000	120	53,777,027.00	10.02	651	83.02	7.761	96.52
500,001 - 600,000	59	32,035,564.00	5.97	651	82.24	8.114	94.91
600,001 - 700,000	22	14,320,800.00	2.67	641	86.01	8.522	100.00
700,001 or greater	11	9,484,650.00	1.77	664	77.66	7.905	100.00
Total:	2,466	$536,533,527.10	100.00%	628	81.30%	8.206%	94.35%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	7	$348,913.42	0.07%	547	47.59%	9.467%	85.69%
50,001 - 75,000	96	6,290,748.95	1.17	592	78.84	9.188	92.88
75,001 - 100,000	225	19,944,183.21	3.72	599	79.52	8.764	91.15
100,001 - 125,000	269	30,234,060.54	5.64	608	80.24	8.553	90.60
125,001 - 150,000	288	39,627,734.05	7.40	612	81.90	8.498	95.51
150,001 - 175,000	284	45,875,636.41	8.56	621	80.75	8.360	93.03
175,001 - 200,000	239	44,939,517.51	8.39	614	79.16	8.268	92.39
200,001 - 250,000	322	72,390,262.47	13.51	619	81.33	8.222	94.09
250,001 - 300,000	220	60,440,303.35	11.28	636	81.74	8.027	94.55
300,001 - 400,000	305	106,578,480.53	19.89	636	81.39	8.064	94.66
400,001 - 500,000	119	53,321,586.56	9.95	651	82.96	7.765	96.50
500,001 - 600,000	59	32,008,412.57	5.97	651	82.24	8.114	94.91
600,001 - 700,000	22	14,306,953.76	2.67	641	86.01	8.522	100.00
700,001 or greater	11	9,471,391.41	1.77	664	77.66	7.905	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loa ns by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	2	$416,644.72	0.08%	500	71.08%	8.501%	100.00%
501 - 525	112	17,577,732.45	3.28	513	71.65	9.005	98.96
526 - 550	191	32,989,161.75	6.16	539	75.68	8.790	97.79
551 - 575	266	52,029,365.96	9.71	564	79.42	8.864	99.35
576 - 600	402	80,006,775.98	14.93	589	81.72	8.441	97.33
601 - 625	439	89,616,169.18	16.73	613	82.96	8.264	95.20
626 - 650	384	88,648,784.96	16.55	637	83.23	8.081	95.80
651 - 675	253	62,304,985.10	11.63	663	83.06	7.934	92.50
676 - 700	156	44,811,084.14	8.36	687	81.83	7.706	93.86
701 - 725	117	28,908,581.34	5.40	712	80.45	7.652	87.46
726 - 750	73	19,941,725.77	3.72	736	81.29	7.646	85.50
751 - 775	47	10,952,422.09	2.04	761	79.82	7.418	76.89
776 - 800	21	6,716,710.53	1.25	790	84.14	7.475	67.42
801 - 825	3	858,040.77	0.16	803	69.60	7.764	78.49
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
301 - 360	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
181 - 348	5	$1,915,564.46	0.36%	653	82.54%	7.193%	100.00%
349 - 360	2,461	533,862,620.28	99.64	628	81.29	8.210	94.33
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,843	$385,249,742.89	71.90%	623	81.23%	8.185%	95.78%
Detached PUD	278	69,928,555.18	13.05	631	80.74	8.214	93.11
2-to-4 family units	126	37,193,669.51	6.94	659	80.98	8.274	91.33
Condo < 5 Stories	155	31,249,508.68	5.83	649	82.99	8.320	87.12
Attached PUD	25	5,481,676.46	1.02	663	85.65	8.180	80.05
Townhouse	30	4,764,708.19	0.89	610	81.27	8.239	95.49
Condo > 8 Stories	5	1,466,130.69	0.27	662	79.15	8.622	56.40
Leasehold	3	371,230.32	0.07	570	90.00	9.827	100.00
Condo 5-8 Stories	1	72,962.82	0.01	609	100.00	10.750	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	2,308	$505,513,488.27	94.35%	625	81.17%	8.179%	100.00%
Investment Prop.	95	17,541,558.15	3.27	684	82.89	8.756	0.00
Second Home	63	12,723,138.32	2.37	665	83.99	8.547	0.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	1,236	$270,604,113.46	50.51%	608	79.40%	8.194%	97.09%
Purchase	1,075	233,710,068.22	43.62	651	83.46	8.243	91.73
Rate/Term Refi.	155	31,464,003.06	5.87	627	81.53	8.034	90.29
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	72	$10,719,572.55	2.00%	601	41.50%	7.797%	91.89%
50.01 - 60.00	76	15,807,347.30	2.95	590	55.68	8.039	97.72
60.01 - 70.00	183	36,842,824.87	6.88	591	66.69	8.122	94.49
70.01 - 80.00	1,160	260,180,599.64	48.56	643	79.11	7.873	96.37
80.01 - 90.00	643	141,647,945.64	26.44	613	87.65	8.502	91.35
90.01 - 100.00	332	70,579,894.74	13.17	635	96.02	8.985	92.46
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	71	$10,544,882.02	1.97%	602	41.40%	7.782%	91.75%
50.01 - 60.00	75	15,730,357.00	2.94	590	55.57	8.041	97.71
60.01 - 70.00	182	36,650,730.35	6.84	590	66.63	8.125	94.46
70.01 - 75.00	136	28,513,570.28	5.32	602	73.83	8.032	94.91
75.01 - 80.00	311	66,478,941.52	12.41	612	79.43	8.125	92.48
80.01 - 85.00	244	53,315,994.35	9.95	602	84.27	8.467	90.53
85.01 - 90.00	384	86,193,204.07	16.09	621	89.45	8.485	92.05
90.01 - 95.00	266	60,801,373.20	11.35	634	92.65	8.747	93.96
95.01 - 100.00	797	177,549,131.95	33.14	661	82.13	7.922	97.19
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	368	$125,575,056.05	23.44%	644	79.04%	7.694%	97.66%
Florida	309	66,106,199.34	12.34	623	80.74	8.345	89.07
Illinois	149	32,540,359.71	6.07	630	84.31	8.448	93.96
New York	86	30,029,646.45	5.60	646	79.81	8.028	98.02
Arizona	122	25,355,847.69	4.73	631	80.99	8.084	93.43
Maryland	85	20,941,159.97	3.91	625	79.64	8.040	95.65
New Jersey	72	19,976,001.20	3.73	631	82.28	8.570	91.06
Virginia	84	18,892,385.39	3.53	610	80.02	8.125	95.34
Texas	114	16,139,772.69	3.01	632	82.14	8.560	90.59
Georgia	93	15,170,314.06	2.83	619	85.33	8.719	84.39
Michigan	109	14,744,557.14	2.75	616	85.55	8.899	96.36
Washington	60	13,411,588.30	2.50	620	81.05	7.953	97.86
Colorado	59	10,826,938.44	2.02	635	82.39	8.198	93.44
Minnesota	54	10,620,477.51	1.98	615	83.70	8.474	95.08
Nevada	40	9,576,845.40	1.79	635	78.68	8.217	95.75
Massachusetts	36	9,368,256.24	1.75	610	82.03	8.421	95.60
Pennsylvania	62	9,005,072.98	1.68	594	81.79	8.494	94.07
Connecticut	36	8,856,717.68	1.65	654	83.10	7.751	96.05
Ohio	55	6,370,783.86	1.19	612	84.67	8.682	87.59
Wisconsin	45	5,830,791.39	1.09	606	85.46	9.059	94.92
Oregon	26	5,616,379.23	1.05	616	78.34	8.284	97.80
Tennessee	34	5,008,433.55	0.93	588	86.12	8.816	97.74
Missouri	38	4,553,266.19	0.85	604	87.20	8.991	98.60
Utah	24	4,382,622.53	0.82	634	79.40	7.852	100.00
North Carolina	28	4,099,601.21	0.77	608	86.79	8.915	89.91
Alabama	27	4,018,585.67	0.75	586	88.69	9.306	96.22
Indiana	31	3,941,527.17	0.74	614	89.33	8.885	100.00
Rhode Island	16	3,461,641.16	0.65	626	78.82	7.979	100.00
Hawaii	10	3,315,763.90	0.62	652	76.80	8.178	100.00
Delaware	15	3,088,500.42	0.58	600	71.50	8.127	84.36
Louisiana	25	3,001,917.55	0.56	601	83.26	8.796	100.00
South Carolina	19	2,914,917.90	0.54	609	86.53	8.644	78.89
New Hampshire	14	2,431,386.96	0.45	639	80.31	7.330	87.35
New Mexico	12	2,003,661.60	0.37	591	81.17	8.552	100.00
Idaho	10	1,955,324.15	0.36	636	84.64	8.467	92.23
Mississippi	13	1,684,287.51	0.31	599	86.42	8.790	88.69
Arkansas	12	1,511,739.68	0.28	606	86.24	8.701	89.59

ADJUSTABLE RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Kentucky	12	$1,329,831.34	0.25%	630	84.35%	8.587%	79.32%
Oklahoma	10	1,215,428.22	0.23	630	90.27	8.965	100.00
Maine	9	1,213,864.09	0.23	565	79.57	8.975	100.00
Vermont	7	1,128,034.91	0.21	619	77.00	7.712	100.00
Iowa	9	905,849.49	0.17	601	89.32	9.438	100.00
Washington DC	2	876,910.45	0.16	590	59.10	8.017	100.00
Kansas	8	764,432.14	0.14	623	81.54	8.900	90.57
Montana	5	681,478.17	0.13	667	79.70	8.269	43.65
Nebraska	7	575,143.28	0.11	568	82.17	8.536	89.70
North Dakota	2	242,947.60	0.05	667	80.00	7.454	100.00
Alaska	1	206,884.85	0.04	592	90.00	9.500	100.00
Wyoming	1	193,995.99	0.04	665	80.00	7.875	100.00
South Dakota	1	115,056.34	0.02	617	80.00	7.740	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%
Number of States Represented: 49 and the District of Columbia

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	1,519	$299,764,509.77	55.95%	611	81.47%	8.045%	96.46%
Stated Doc.	947	236,013,674.97	44.05	650	81.08	8.411	91.68
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	26	$9,428,294.66	1.76%	705	73.64%	5.930%	100.00%
6.001 - 6.500	59	17,290,832.64	3.23	669	78.62	6.340	95.72
6.501 - 7.000	160	40,158,271.22	7.50	658	77.71	6.837	99.54
7.001 - 7.500	308	74,588,681.83	13.92	648	78.88	7.325	96.86
7.501 - 8.000	463	111,017,851.98	20.72	642	80.35	7.803	94.91
8.001 - 8.500	380	80,310,544.40	14.99	622	80.27	8.313	93.17
8.501 - 9.000	489	98,777,474.47	18.44	610	81.61	8.781	94.10
9.001 - 9.500	270	48,207,683.23	9.00	599	85.83	9.291	89.65
9.501 - 10.000	202	38,432,669.66	7.17	597	88.80	9.811	93.15
10.001 - 10.500	67	10,447,083.92	1.95	578	87.88	10.254	92.06
10.501 - 11.000	37	6,131,572.20	1.14	595	85.20	10.734	82.41
11.001 - 11.500	4	917,088.15	0.17	596	82.89	11.255	45.48
11.501 - 12.000	1	70,136.38	0.01	570	64.70	11.800	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
8.501 - 9.000	1	$284,000.00	0.05%	651	80.00%	5.999%	100.00%
11.501 - 12.000	21	7,542,278.04	1.41	696	73.25	5.962	100.00
12.001 - 12.500	42	11,363,782.36	2.12	665	77.84	6.377	100.00
12.501 - 13.000	120	28,819,759.05	5.38	663	77.70	6.791	98.92
13.001 - 13.500	244	57,981,680.74	10.82	649	78.73	7.226	95.19
13.501 - 14.000	373	87,212,054.72	16.28	638	79.57	7.658	96.42
14.001 - 14.500	367	81,979,755.10	15.30	633	80.67	8.034	96.19
14.501 - 15.000	521	110,025,955.96	20.54	625	82.18	8.456	93.32
15.001 - 15.500	318	59,321,392.64	11.07	605	83.56	8.948	88.32
15.501 - 16.000	259	55,996,895.45	10.45	605	84.55	9.334	95.74
16.001 - 16.500	95	17,510,291.41	3.27	590	86.02	9.732	94.44
16.501 - 17.000	66	11,768,193.08	2.20	596	86.39	10.104	90.37
17.001 - 17.500	21	3,444,288.85	0.64	571	82.50	10.430	68.77
17.501 - 18.000	16	2,296,997.89	0.43	607	79.88	10.725	53.03
18.001 - 18.500	1	160,723.07	0.03	542	70.00	11.250	100.00
18.501 - 19.000	1	70,136.38	0.01	570	64.70	11.800	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	4	$1,154,010.80	0.22%	626	58.18%	7.278%	58.15%
3.001 - 3.500	11	2,023,076.35	0.38	630	77.46	7.070	93.76
3.501 - 4.000	41	9,092,490.68	1.70	644	75.00	6.826	98.52
4.001 - 4.500	80	18,070,890.37	3.37	632	76.71	7.372	95.63
4.501 - 5.000	167	37,593,767.31	7.02	648	78.46	7.331	95.70
5.001 - 5.500	218	43,612,071.20	8.14	631	81.01	7.856	96.09
5.501 - 6.000	388	82,781,196.63	15.45	639	82.71	8.029	94.98
6.001 - 6.500	713	160,542,063.63	29.96	632	81.10	8.099	92.87
6.501 - 7.000	364	80,727,218.84	15.07	627	81.65	8.409	94.19
7.001 - 7.500	217	44,351,122.34	8.28	604	81.45	8.852	97.61
7.501 - 8.000	245	52,675,600.80	9.83	606	84.50	9.372	92.49
8.001 - 8.500	16	2,550,309.86	0.48	584	84.33	9.722	96.28
8.501 - 9.000	1	357,862.90	0.07	527	85.00	9.825	100.00
9.001 - 9.500	1	246,503.03	0.05	570	65.00	9.450	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-09	1	$288,000.00	0.05%	619	80.00%	7.900%	100.00%
2007-12	1	356,545.36	0.07	676	90.00	7.720	100.00
2008-01	2	1,022,199.45	0.19	668	89.16	6.858	100.00
2008-02	5	1,292,417.33	0.24	637	82.05	7.618	100.00
2008-06	13	3,881,666.12	0.72	614	85.48	7.988	91.13
2008-07	60	11,034,135.66	2.06	610	80.40	8.025	97.08
2008-08	319	72,421,655.54	13.52	623	79.39	8.114	97.30
2008-09	324	67,038,533.33	12.51	637	83.99	8.348	92.49
2008-10	907	209,011,073.92	39.01	630	80.82	8.260	92.13
2008-11	337	58,770,383.61	10.97	609	82.47	8.527	96.23
2009-01	1	248,819.65	0.05	594	47.62	7.000	100.00
2009-04	1	85,439.47	0.02	593	86.00	8.125	100.00
2009-06	2	159,475.40	0.03	684	77.94	7.111	100.00
2009-07	22	4,271,594.48	0.80	624	73.66	7.677	100.00
2009-08	154	35,422,798.71	6.61	635	80.12	7.502	98.26

ADJUSTABLE RATE COLLATERAL

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS (CONT’D)

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2009-09	53	$12,508,345.93	2.33%	634	85.80%	8.496%	94.25%
2009-10	135	33,194,891.65	6.20	634	82.12	8.348	97.29
2009-11	59	9,628,944.52	1.80	622	80.60	8.361	89.17
2011-07	1	157,423.57	0.03	586	95.00	7.990	100.00
2011-08	6	1,229,394.89	0.23	640	77.08	7.616	89.73
2011-09	8	1,542,667.48	0.29	617	88.90	7.844	100.00
2011-10	52	11,776,000.07	2.20	648	78.51	7.476	95.39
2011-11	3	435,778.60	0.08	574	80.37	8.366	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	707	$156,930,760.45	29.29%	627	81.12%	8.516%	92.49%
12	127	34,716,689.71	6.48	649	80.72	8.184	92.40
24	1,323	277,916,866.59	51.87	624	81.36	8.155	94.99
36	309	66,213,867.99	12.36	638	81.73	7.699	97.10
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	1,038	$177,750,802.25	33.18%	615	81.69%	8.605%	90.81%
ARM 2/28 – 10Yr IO	1	174,400.00	0.03	626	80.00	8.250	100.00
ARM 2/28 – 2Yr IO	4	1,457,450.00	0.27	652	82.10	7.613	100.00
ARM 2/28 – 40Yr Ball.	650	163,977,084.04	30.61	621	80.84	8.182	95.56
ARM 2/28 – 40Yr Dual	6	1,729,556.87	0.32	603	87.29	7.932	100.00
ARM 2/28 – 45Yr Ball.	1	485,698.31	0.09	650	90.00	8.625	100.00
ARM 2/28 – 5Yr IO	236	68,998,011.96	12.88	665	81.37	7.694	96.44
ARM 2/28 – 50Yr Ball.	33	10,543,606.89	1.97	673	82.67	7.954	97.74
ARM 3/27	203	36,011,009.45	6.72	613	79.65	8.373	93.54
ARM 3/27 – 40Yr Ball.	153	39,270,801.83	7.33	638	83.34	8.066	98.33
ARM 3/27 – 40Yr Dual	1	136,668.91	0.03	598	95.00	8.650	100.00
ARM 3/27 – 5Yr IO	60	17,121,621.77	3.20	662	79.66	7.196	98.28
ARM 3/27 – 50Yr Ball.	10	2,980,207.85	0.56	640	81.10	7.831	100.00
ARM 5/25	18	3,270,326.39	0.61	622	79.85	7.842	83.39
ARM 5/25 – 40Yr Ball.	29	6,151,778.97	1.15	618	78.24	7.776	100.00
ARM 5/25 – 40Yr Dual	2	351,112.27	0.07	610	94.80	7.802	100.00
ARM 5/25 – 5Yr IO	12	3,477,925.07	0.65	697	80.57	6.955	100.00
ARM 5/25 – 50Yr Ball.	9	1,890,121.91	0.35	653	79.62	7.405	93.32
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A1NC	1	$107,304.45	0.02%	787	100.00%	8.530%	0.00%
A4AL	1,142	259,163,303.46	48.37	630	81.90	8.127	91.62
A4CG	1	140,098.48	0.03	586	100.00	9.450	100.00
A4SR	15	1,750,563.96	0.33	620	84.94	8.138	94.47
A5AL	905	191,630,004.84	35.77	642	82.24	8.176	97.59
A5NC	1	146,089.30	0.03	629	88.64	8.990	100.00
AMAL	114	23,553,078.39	4.40	585	77.86	8.511	92.90
AMSR	1	156,394.43	0.03	549	52.20	8.125	100.00
AXAL	178	37,937,602.94	7.08	602	80.66	8.341	95.77
AXSR	3	426,199.10	0.08	682	70.44	8.603	100.00
B AL	48	10,507,172.46	1.96	572	70.24	8.710	97.87
C AL	54	9,858,516.84	1.84	574	69.30	8.993	97.74
CMAL	3	401,856.09	0.08	576	76.59	9.455	100.00
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

ADJUSTABLE RATE COLLATERAL

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	21	$3,092,371.76	0.58%	632	81.70%	8.146%	96.87%
0.01 - 5.00	18	4,541,406.43	0.85	653	83.45	7.339	97.57
5.01 - 10.00	19	4,009,837.79	0.75	639	83.95	8.217	86.45
10.01 - 15.00	28	7,168,403.49	1.34	645	77.88	7.622	93.26
15.01 - 20.00	36	6,134,772.21	1.15	639	79.37	8.122	92.58
20.01 - 25.00	79	14,174,487.35	2.65	619	81.22	8.335	86.35
25.01 - 30.00	155	28,075,667.82	5.24	625	81.64	8.188	88.84
30.01 - 35.00	228	44,514,835.78	8.31	631	80.82	8.271	93.89
35.01 - 40.00	302	61,230,548.50	11.43	629	80.83	8.133	94.03
40.01 - 45.00	521	115,250,624.23	21.51	638	81.07	8.148	93.82
45.01 - 50.00	681	165,833,827.61	30.95	633	82.42	8.228	96.09
50.01 - 55.00	372	80,003,102.34	14.93	601	79.92	8.358	95.86
55.01 - 60.00	6	1,748,299.43	0.33	591	84.36	8.256	87.15
Total:	2,466	$535,778,184.74	100.00%	628	81.30%	8.206%	94.35%

FIXED RATE COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	105	$2,281,628.00	1.28%	655	99.80%	10.571%	95.75%
25,001 - 50,000	383	13,648,284.00	7.66	652	97.14	10.900	96.04
50,001 - 75,000	238	14,919,253.00	8.37	638	88.07	10.533	93.21
75,001 - 100,000	268	23,576,585.00	13.23	639	83.42	9.630	91.34
100,001 - 125,000	192	21,676,434.00	12.17	643	83.37	9.148	95.29
125,001 - 150,000	127	17,482,105.00	9.81	629	79.64	8.861	95.42
150,001 - 175,000	84	13,696,606.00	7.69	627	78.53	8.486	97.75
175,001 - 200,000	67	12,594,989.00	7.07	650	77.64	8.218	92.40
200,001 - 250,000	83	18,551,550.00	10.41	642	78.58	8.013	98.85
250,001 - 300,000	47	12,842,365.00	7.21	651	77.33	7.478	93.50
300,001 - 400,000	45	15,510,450.00	8.71	647	78.13	7.574	97.97
400,001 - 500,000	15	6,605,200.00	3.71	700	81.19	7.158	100.00
500,001 - 600,000	4	2,176,400.00	1.22	654	69.91	7.364	100.00
600,001 - 700,000	4	2,606,500.00	1.46	713	76.12	7.004	100.00
Total:	1,662	$178,168,349.00	100.00%	645	82.15%	8.833%	95.43%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	108	$2,349,055.94	1.32%	654	99.80%	10.596%	95.88%
25,001 - 50,000	381	13,597,703.74	7.65	652	96.83	10.891	96.03
50,001 - 75,000	239	14,980,756.37	8.43	639	87.90	10.513	92.76
75,001 - 100,000	266	23,369,186.87	13.15	638	83.65	9.640	91.61
100,001 - 125,000	192	21,622,288.28	12.17	643	83.37	9.148	95.29
125,001 - 150,000	128	17,586,647.15	9.90	628	79.43	8.842	95.46
150,001 - 175,000	83	13,509,852.54	7.60	628	78.80	8.506	97.72
175,001 - 200,000	67	12,564,013.53	7.07	650	77.64	8.218	92.40
200,001 - 250,000	83	18,510,400.23	10.42	642	78.58	8.013	98.85
250,001 - 300,000	47	12,807,514.58	7.21	651	77.33	7.478	93.50
300,001 - 400,000	45	15,457,021.64	8.70	647	78.13	7.574	97.97
400,001 - 500,000	15	6,587,271.19	3.71	700	81.19	7.158	100.00
500,001 - 600,000	4	2,170,667.77	1.22	654	69.91	7.364	100.00
600,001 - 700,000	4	2,599,213.39	1.46	713	76.12	7.004	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	5	$582,110.33	0.33%	500	70.91%	10.198%	100.00%
501 - 525	40	4,997,711.07	2.81	516	71.69	9.847	100.00
526 - 550	52	6,227,541.88	3.50	539	71.82	9.180	96.02
551 - 575	85	11,122,439.69	6.26	564	74.03	8.790	97.73
576 - 600	137	16,282,681.16	9.16	590	77.77	8.649	98.06
601 - 625	277	29,120,428.34	16.39	614	81.59	8.907	98.52
626 - 650	360	32,410,892.53	18.24	639	87.19	9.226	97.16
651 - 675	271	25,828,703.23	14.53	663	85.97	9.081	90.94
676 - 700	159	14,794,489.17	8.32	686	86.13	9.035	93.01
701 - 725	142	18,143,023.61	10.21	711	83.18	8.190	90.16
726 - 750	74	9,145,983.52	5.15	738	83.93	8.234	96.40
751 - 775	36	5,817,109.86	3.27	765	74.23	7.301	96.96
776 - 800	19	2,413,680.78	1.36	784	81.51	8.080	88.18
801 - 825	5	824,798.05	0.46	804	73.98	7.638	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%
ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	190	$13,421,608.80	7.55%	664	90.19%	10.519%	98.51%
181 - 240	14	1,987,590.31	1.12	638	79.68	8.367	92.11
241 - 300	1	99,178.06	0.06	675	23.92	7.075	100.00
301 - 360	1,457	162,203,216.05	91.27	643	81.55	8.700	95.21
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	190	$13,421,608.80	7.55%	664	90.19%	10.519%	98.51%
181 - 348	25	4,206,062.04	2.37	666	72.25	7.652	91.21
349 - 360	1,447	160,083,922.38	90.08	643	81.74	8.723	95.28
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,233	$132,467,214.68	74.54%	640	81.50%	8.795%	96.35%
Detached PUD	206	22,158,087.46	12.47	648	84.32	8.926	96.03
Condo < 5 Stories	126	11,016,297.28	6.20	663	86.79	9.290	88.93
2-to-4 Family	69	9,160,871.31	5.15	676	81.35	8.718	87.10
Attached PUD	9	1,176,617.98	0.66	681	79.49	8.442	100.00
Townhouse	14	1,145,327.54	0.64	646	78.16	8.620	100.00
Condo > 8 Stories	4	489,465.03	0.28	686	83.41	8.125	100.00
Condo 5-8 Stories	1	97,711.94	0.05	645	95.00	9.750	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	1,576	$169,590,487.86	95.43%	644	82.14%	8.827%	100.00%
Investment Prop.	50	5,740,234.72	3.23	664	78.35	8.513	0.00
Second Home	36	2,380,870.64	1.34	689	92.24	10.014	0.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	643	$96,404,625.00	54.25%	636	76.28%	8.212%	95.62%
Purchase	856	59,566,413.41	33.52	661	92.97	10.114	94.90
Rate/Term Refi.	163	21,740,554.81	12.23	638	78.58	8.074	96.04
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	74	$7,986,018.67	4.49%	642	36.64%	7.767%	96.63%
50.01 - 60.00	51	8,096,483.31	4.56	620	56.19	7.360	98.20
60.01 - 70.00	110	18,375,971.16	10.34	632	65.50	7.830	95.14
70.01 - 80.00	344	53,057,586.79	29.86	642	78.06	8.007	95.89
80.01 - 90.00	207	34,452,825.63	19.39	635	87.00	8.249	92.12
90.01 - 100.00	876	55,742,707.66	31.37	662	98.84	10.678	96.56
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	74	$7,986,018.67	4.49%	642	36.64%	7.767%	96.63%
50.01 - 60.00	50	8,000,792.09	4.50	618	56.20	7.349	99.38
60.01 - 70.00	110	18,375,971.16	10.34	632	65.50	7.830	95.14
70.01 - 75.00	82	13,473,035.71	7.58	630	73.89	7.871	95.24
75.01 - 80.00	143	21,698,214.06	12.21	629	79.12	8.087	93.57
80.01 - 85.00	94	15,811,155.84	8.90	635	84.04	8.076	87.40
85.01 - 90.00	112	18,708,943.41	10.53	635	89.40	8.394	96.13
90.01 - 95.00	88	12,173,148.47	6.85	662	92.40	8.796	96.41
95.01 - 100.00	909	61,484,313.81	34.60	663	94.58	10.274	97.20
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	240	$35,327,014.99	19.88%	672	80.88%	8.902%	96.22%
Florida	150	18,105,621.07	10.19	635	77.90	8.573	95.24
Texas	219	16,432,058.72	9.25	633	84.21	8.698	93.30
New York	61	9,530,379.73	5.36	658	78.82	8.481	97.11
Illinois	79	7,399,153.81	4.16	631	82.37	9.171	97.30
Arizona	70	7,381,604.25	4.15	658	82.52	8.793	96.04
Virginia	41	5,354,431.48	3.01	621	79.16	8.410	97.07
New Jersey	38	5,055,208.06	2.84	650	83.55	8.863	100.00
Ohio	44	4,477,802.43	2.52	640	85.23	8.556	97.90
Georgia	49	4,468,232.79	2.51	650	89.38	9.449	89.14
Michigan	57	4,453,307.67	2.51	631	84.38	9.406	89.39
Pennsylvania	51	4,227,324.62	2.38	634	85.00	8.884	99.05
Maryland	36	3,763,715.17	2.12	633	80.81	8.888	99.10
Massachusetts	28	3,699,184.06	2.08	676	78.29	8.284	97.09
Louisiana	32	3,674,691.89	2.07	604	82.63	9.587	96.47
Washington	31	3,580,443.69	2.01	652	84.98	8.586	98.19
Tennessee	46	3,056,016.34	1.72	642	83.83	8.804	80.59
Indiana	30	2,911,585.23	1.64	625	82.70	9.016	92.71
Colorado	24	2,612,263.52	1.47	656	87.23	8.588	91.69
Nevada	20	2,537,778.61	1.43	628	87.80	8.873	100.00
North Carolina	34	2,485,127.08	1.40	615	87.59	9.784	97.77
Minnesota	31	2,477,442.50	1.39	630	76.72	9.278	97.95
South Carolina	20	2,341,299.67	1.32	597	87.60	9.949	90.90
Oregon	20	2,081,951.13	1.17	633	80.02	8.541	100.00
Wisconsin	25	2,053,354.01	1.16	613	78.15	9.049	93.67
Alabama	24	1,860,992.17	1.05	625	82.58	9.058	93.58
Maine	15	1,732,682.62	0.97	662	81.65	8.147	82.79
Hawaii	7	1,724,901.27	0.97	689	86.39	7.675	100.00
Rhode Island	8	1,658,043.07	0.93	672	77.28	7.569	96.32
Connecticut	12	1,502,343.98	0.85	631	85.31	8.493	100.00
New Hampshire	8	1,149,557.14	0.65	630	79.88	7.972	94.47
Missouri	13	1,092,502.35	0.61	652	85.43	9.442	85.50
Utah	10	1,072,319.94	0.60	628	80.11	8.760	77.02
New Mexico	14	1,064,276.57	0.60	632	90.71	9.259	100.00
Mississippi	10	1,012,320.83	0.57	611	75.48	8.960	95.07
Oklahoma	15	896,142.97	0.50	616	84.84	9.334	100.00
Arkansas	12	869,088.26	0.49	645	93.35	9.236	100.00

FIXED RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Iowa	6	$528,971.99	0.30%	622	90.31%	9.578%	100.00%
Kentucky	7	438,742.47	0.25	614	74.96	8.941	100.00
Delaware	8	429,678.11	0.24	656	92.01	9.876	100.00
Idaho	5	414,901.34	0.23	638	78.76	8.760	100.00
Nebraska	4	329,840.68	0.19	613	92.17	10.210	100.00
Kansas	4	209,662.71	0.12	591	93.17	10.472	100.00
West Virginia	1	99,426.47	0.06	626	84.39	8.125	100.00
Montana	1	59,742.74	0.03	674	100.00	11.550	100.00
South Dakota	1	39,895.04	0.02	649	99.91	11.250	100.00
Alaska	1	38,567.98	0.02	642	100.00	12.200	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%
Number of States Represented: 47

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	1,106	$122,759,841.16	69.08%	635	80.87%	8.510%	96.74%
Stated Doc.	556	54,951,752.06	30.92	667	85.02	9.556	92.51
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	6	$924,449.93	0.52%	734	61.23%	5.979%	100.00%
6.001 - 6.500	44	10,229,627.14	5.76	707	66.63	6.387	100.00
6.501 - 7.000	92	19,069,802.33	10.73	676	72.62	6.787	96.63
7.001 - 7.500	104	20,622,045.41	11.60	663	76.58	7.334	98.14
7.501 - 8.000	114	18,933,358.61	10.65	635	74.11	7.791	95.71
8.001 - 8.500	135	19,304,533.50	10.86	628	78.16	8.301	93.84
8.501 - 9.000	157	20,259,392.55	11.40	619	81.35	8.784	89.20
9.001 - 9.500	101	11,253,132.64	6.33	614	83.66	9.281	93.66
9.501 - 10.000	190	11,567,161.94	6.51	604	86.16	9.815	92.07
10.001 - 10.500	124	7,481,898.45	4.21	636	92.86	10.331	97.95
10.501 - 11.000	128	9,401,800.94	5.29	631	93.32	10.783	97.20
11.001 - 11.500	198	12,331,234.18	6.94	675	99.46	11.323	96.33
11.501 - 12.000	167	10,117,555.94	5.69	644	97.52	11.777	97.48
12.001 - 12.500	75	4,756,101.56	2.68	648	98.44	12.281	97.35
12.501 - 13.000	25	1,301,502.13	0.73	620	99.61	12.733	98.10
13.001 - 13.500	2	157,995.97	0.09	615	100.00	13.245	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	659	$51,702,701.60	29.09%	637	86.31%	9.593%	95.91%
12	76	13,237,784.45	7.45	650	77.08	8.170	97.95
24	305	21,739,807.53	12.23	655	96.09	10.792	97.03
30	3	534,151.96	0.30	598	85.20	8.450	100.00
36	612	89,510,692.08	50.37	646	77.08	8.028	94.32
48	1	190,000.00	0.11	613	95.00	8.875	100.00
60	6	796,455.60	0.45	655	81.13	7.799	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Fixed – 15Yr	40	$3,541,195.01	1.99%	638	65.34%	8.242%	94.34%
Fixed – 15Yr – 5Yr IO	1	135,000.00	0.08	591	81.82	9.750	100.00
Fixed – 20Yr	14	1,987,590.31	1.12	638	79.68	8.367	92.11
Fixed – 25Yr	1	99,178.06	0.06	675	23.92	7.075	100.00
Fixed – 30Yr	1,348	140,232,115.52	78.91	641	82.20	8.866	94.66
Fixed – 30Yr – 10Yr IO	1	190,000.00	0.11	613	95.00	8.875	100.00
Fixed – 30Yr – 5Yr IO	17	3,229,193.84	1.82	674	79.74	7.790	100.00
Fixed – Ball. 30/15	149	9,745,413.79	5.48	675	99.34	11.356	100.00
Fixed – Ball. 40/30	86	17,434,440.48	9.81	653	76.72	7.616	98.39
Fixed – Ball. 50/30	5	1,117,466.21	0.63	677	78.75	7.431	100.00
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	742	$100,023,924.78	56.28%	652	80.05%	8.346%	94.24%
A4CG	8	1,832,999.65	1.03	712	70.75	7.044	88.38
A4SR	34	4,390,136.23	2.47	636	77.72	8.158	94.58
A5AL	720	50,756,668.15	28.56	651	89.91	9.890	97.25
AMAL	39	4,897,704.60	2.76	582	73.72	8.759	96.69
AMSR	3	239,737.82	0.13	592	64.53	9.191	65.85
AXAL	79	10,370,429.78	5.84	598	79.26	8.797	99.28
AXSR	6	726,082.32	0.41	595	81.69	9.413	100.00
B AL	14	2,195,945.73	1.24	587	73.02	8.782	94.09
C AL	17	2,277,964.16	1.28	586	61.59	9.573	97.11
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

FIXED RATE COLLATERAL

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	855	$133,584,746.23	75.17%	639	76.36%	8.052%	94.75%
Second Lien	807	44,126,846.99	24.83	663	99.69	11.196	97.48
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	43	$5,355,956.37	3.01%	628	77.67%	8.374%	94.03%
0.01 - 5.00	30	1,773,617.90	1.00	672	99.22	11.262	96.20
5.01 - 10.00	49	2,754,937.60	1.55	654	96.39	10.493	100.00
10.01 - 15.00	64	3,925,925.62	2.21	643	89.15	10.320	96.16
15.01 - 20.00	52	4,330,053.26	2.44	647	79.41	8.923	85.20
20.01 - 25.00	81	7,726,053.71	4.35	654	81.33	8.605	85.96
25.01 - 30.00	125	12,053,933.96	6.78	645	79.49	8.850	95.32
30.01 - 35.00	162	17,646,712.31	9.93	639	79.73	8.519	96.70
35.01 - 40.00	226	22,959,050.87	12.92	645	81.63	8.969	95.31
40.01 - 45.00	307	34,398,910.27	19.36	656	84.53	8.920	95.01
45.01 - 50.00	361	42,536,435.62	23.94	652	83.61	8.806	97.27
50.01 - 55.00	162	22,250,005.73	12.52	616	77.14	8.361	96.60
Total:	1,662	$177,711,593.22	100.00%	645	82.15%	8.833%	95.43%

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$199,350.00	0.21%	639	85.06%	8.273%	100.00%
75,001 - 100,000	5	448,000.00	0.47	672	70.13	8.011	100.00
100,001 - 125,000	14	1,616,700.00	1.71	641	80.68	8.255	100.00
125,001 - 150,000	23	3,179,197.00	3.35	653	82.40	8.274	95.72
150,001 - 175,000	31	5,076,144.60	5.36	650	76.69	7.972	100.00
175,001 - 200,000	40	7,493,422.00	7.91	650	80.77	7.830	97.40
200,001 - 250,000	40	9,184,999.00	9.69	674	81.76	7.676	95.04
250,001 - 300,000	52	14,454,343.00	15.25	660	80.33	7.441	97.96
300,001 - 400,000	63	21,964,533.00	23.17	661	80.18	7.497	94.70
400,001 - 500,000	36	16,035,695.00	16.92	680	80.51	7.227	100.00
500,001 - 600,000	18	9,920,250.00	10.47	672	83.99	7.375	94.90
600,001 - 700,000	5	3,282,000.00	3.46	693	88.81	8.132	100.00
700,001 or greater	2	1,936,000.00	2.04	639	80.00	8.527	100.00
Total:	332	$94,790,633.60	100.00%	665	81.01%	7.585%	97.10%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$199,350.00	0.21%	639	85.06%	8.273%	100.00%
75,001 - 100,000	5	447,796.65	0.47	672	70.13	8.011	100.00
100,001 - 125,000	14	1,616,688.53	1.71	641	80.68	8.255	100.00
125,001 - 150,000	23	3,179,184.35	3.35	653	82.40	8.274	95.72
150,001 - 175,000	31	5,075,743.83	5.36	650	76.69	7.972	100.00
175,001 - 200,000	40	7,492,078.71	7.90	650	80.77	7.830	97.40
200,001 - 250,000	40	9,184,803.38	9.69	674	81.76	7.676	95.04
250,001 - 300,000	52	14,454,074.61	15.25	660	80.33	7.441	97.96
300,001 - 400,000	63	21,961,235.48	23.17	661	80.18	7.497	94.70
400,001 - 500,000	36	16,035,420.25	16.92	680	80.51	7.227	100.00
500,001 - 600,000	18	9,919,226.87	10.47	672	83.99	7.375	94.90
600,001 - 700,000	5	3,281,999.99	3.46	693	88.81	8.132	100.00
700,001 or greater	2	1,935,999.99	2.04	639	80.00	8.527	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
551 - 575	3	$811,980.07	0.86%	566	78.78%	8.233%	100.00%
576 - 600	23	5,252,191.65	5.54	588	79.25	7.865	100.00
601 - 625	67	16,439,794.04	17.34	613	82.40	7.858	93.97
626 - 650	69	21,074,142.73	22.23	637	80.90	7.756	100.00
651 - 675	56	16,214,772.93	17.11	664	82.44	7.556	96.35
676 - 700	35	11,105,299.73	11.72	687	80.18	7.459	100.00
701 - 725	37	10,951,951.47	11.55	712	82.01	7.324	96.07
726 - 750	20	6,249,639.31	6.59	739	80.01	7.355	100.00
751 - 775	15	4,606,232.52	4.86	761	76.60	7.024	89.01
776 - 800	5	1,335,998.19	1.41	791	79.80	6.525	82.69
801 - 825	2	741,600.00	0.78	804	72.53	7.719	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	1	$135,000.00	0.14%	591	81.82%	9.750%	100.00%
301 - 360	331	94,648,602.64	99.86	665	81.01	7.582	97.09
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	1	$135,000.00	0.14%	591	81.82%	9.750%	100.00%
181 - 348	3	1,310,199.45	1.38	658	87.15	7.087	100.00
349 - 360	328	93,338,403.19	98.48	665	80.92	7.589	97.05
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	239	$68,850,850.77	72.64%	662	81.35%	7.502%	99.14%
Detached PUD	46	13,357,316.55	14.09	665	80.42	7.861	94.25
Condo < 5 Stories	28	6,371,744.30	6.72	680	80.69	7.794	82.79
2-to-4 family units	12	4,354,829.95	4.59	688	79.13	7.869	93.24
Attached PUD	3	783,599.99	0.83	668	80.00	6.593	100.00
Townhouse	3	577,261.08	0.61	670	73.83	7.680	100.00
Condo > 8 Stories	1	488,000.00	0.51	761	80.00	7.950	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	323	$92,032,904.77	97.10%	665	80.92%	7.562%	100.00%
Second Home	8	2,456,197.88	2.59	680	82.74	8.212	0.00
Investment Prop.	1	294,499.99	0.31	714	95.00	9.625	0.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	184	$51,350,180.78	54.18%	667	81.41%	7.694%	96.58%
Cashout Refi.	129	37,949,592.42	40.04	660	80.47	7.475	98.71
Rate/Term Refi.	19	5,483,829.44	5.79	677	81.04	7.325	90.77
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	11	$2,146,187.80	2.26%	689	43.94%	6.664%	100.00%
50.01 - 60.00	3	930,500.99	0.98	645	57.44	7.026	100.00
60.01 - 70.00	12	2,942,978.71	3.10	664	68.04	7.086	100.00
70.01 - 80.00	225	65,770,853.95	69.39	668	79.61	7.488	97.16
80.01 - 90.00	52	15,058,141.45	15.89	653	88.47	7.753	97.37
90.01 - 100.00	29	7,934,939.74	8.37	658	96.03	8.570	93.83
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	11	$2,146,187.80	2.26%	689	43.94%	6.664%	100.00%
50.01 - 60.00	3	930,500.99	0.98	645	57.44	7.026	100.00
60.01 - 70.00	12	2,942,978.71	3.10	664	68.04	7.086	100.00
70.01 - 75.00	8	2,599,547.44	2.74	660	72.88	7.120	100.00
75.01 - 80.00	38	11,545,082.83	12.18	657	79.67	7.487	95.62
80.01 - 85.00	9	2,497,676.12	2.64	664	84.52	7.625	100.00
85.01 - 90.00	42	12,358,606.61	13.04	650	89.20	7.775	96.80
90.01 - 95.00	26	6,966,025.71	7.35	659	91.89	8.202	92.98
95.01 - 100.00	183	52,796,996.43	55.70	671	80.83	7.577	97.43
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	116	$43,258,127.86	45.64%	668	80.49%	7.309%	99.15%
Florida	31	7,729,617.14	8.16	674	82.69	7.854	94.83
Arizona	27	6,060,892.12	6.39	679	81.01	7.745	92.49
New York	15	5,513,806.68	5.82	664	76.17	7.347	100.00
Virginia	14	3,846,414.21	4.06	660	82.44	7.586	100.00
Washington	13	3,132,729.27	3.31	649	80.28	7.793	93.78
Minnesota	11	2,695,814.81	2.84	643	80.28	7.777	100.00
Maryland	11	2,624,093.72	2.77	680	78.81	7.544	94.82
New Jersey	8	2,587,907.43	2.73	668	84.73	8.084	65.15
Georgia	12	1,841,064.41	1.94	626	81.28	8.530	100.00
Connecticut	7	1,710,396.08	1.80	630	79.26	7.113	100.00
Illinois	6	1,672,195.80	1.76	701	87.85	8.345	82.39
Michigan	7	1,432,939.84	1.51	641	85.06	8.842	100.00
Texas	8	1,414,857.31	1.49	628	80.86	8.102	100.00
Oregon	6	1,380,599.96	1.46	656	75.95	7.582	100.00
Nevada	5	1,378,849.99	1.45	692	82.27	7.448	100.00
Ohio	7	1,082,685.26	1.14	635	85.54	8.302	100.00
Colorado	5	1,024,950.00	1.08	670	83.80	8.593	100.00
Massachusetts	2	621,600.00	0.66	584	86.37	8.173	100.00
Utah	3	554,360.43	0.58	670	84.68	8.177	100.00
New Hampshire	2	519,320.00	0.55	682	84.30	7.130	100.00
Rhode Island	2	396,796.53	0.42	734	63.39	6.355	100.00
North Carolina	2	383,600.00	0.40	667	91.68	8.985	100.00
Indiana	2	375,000.00	0.40	665	93.46	9.046	100.00
Delaware	2	362,385.00	0.38	653	80.00	7.503	100.00
Pennsylvania	2	345,999.00	0.37	640	88.03	7.482	100.00
Maine	1	214,400.00	0.23	735	80.00	6.975	100.00
North Dakota	1	136,850.94	0.14	668	80.00	7.225	100.00
Wisconsin	1	133,499.50	0.14	650	79.99	8.400	100.00
Kansas	1	118,000.00	0.12	704	80.00	8.375	100.00
South Carolina	1	117,000.00	0.12	604	100.00	11.500	100.00
Missouri	1	116,849.35	0.12	665	95.00	7.850	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%
Number of States Represented: 32

INTEREST ONLY COLLATERAL

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	209	$58,888,059.59	62.13%	656	81.00%	7.313%	97.96%
Stated Doc.	123	35,895,543.05	37.87	680	81.03	8.032	95.68
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	15	$5,050,462.58	5.33%	703	73.79%	5.910%	100.00%
6.001 - 6.500	24	6,948,432.06	7.33	687	78.27	6.339	92.72
6.501 - 7.000	51	15,270,108.15	16.11	663	78.12	6.832	100.00
7.001 - 7.500	64	20,502,013.70	21.63	671	81.27	7.316	100.00
7.501 - 8.000	76	22,389,471.23	23.62	661	81.78	7.785	98.21
8.001 - 8.500	43	10,089,477.14	10.64	656	81.46	8.298	91.84
8.501 - 9.000	33	8,547,789.90	9.02	656	82.71	8.750	98.41
9.001 - 9.500	13	3,050,477.94	3.22	642	88.58	9.316	100.00
9.501 - 10.000	8	1,899,069.95	2.00	643	93.23	9.809	74.24
10.001 - 10.500	2	465,350.00	0.49	606	90.75	10.026	14.90
10.501 - 11.000	2	453,949.99	0.48	618	91.58	10.703	100.00
11.001 - 11.500	1	117,000.00	0.12	604	100.00	11.500	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
8.501 - 9.000	1	$284,000.00	0.31%	651	80.00%	5.999%	100.00%
11.501 - 12.000	11	3,436,622.64	3.77	686	70.66	5.974	100.00
12.001 - 12.500	16	4,501,933.12	4.93	665	77.22	6.364	100.00
12.501 - 13.000	28	8,968,119.33	9.83	683	79.44	6.633	100.00
13.001 - 13.500	30	9,519,050.45	10.43	673	83.45	7.110	94.68
13.501 - 14.000	47	13,965,108.77	15.31	650	80.08	7.320	100.00
14.001 - 14.500	61	18,448,276.93	20.22	669	80.62	7.640	100.00
14.501 - 15.000	67	18,738,573.89	20.54	663	81.59	7.974	97.87
15.001 - 15.500	20	4,173,395.64	4.57	654	82.38	8.494	80.27
15.501 - 16.000	18	5,805,828.12	6.36	668	84.03	8.916	92.59
16.001 - 16.500	6	1,740,749.96	1.91	649	89.27	9.309	100.00
16.501 - 17.000	5	1,038,949.96	1.14	615	90.93	10.142	81.26
17.001 - 17.500	2	465,350.00	0.51	606	90.75	10.026	14.90
17.501 - 18.000	1	143,449.99	0.16	623	95.00	10.600	100.00
Total:	313	$91,229,408.80	100.00%	665	81.02%	7.572%	96.98%

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	1	$274,999.99	0.30%	631	47.01%	6.375%	100.00%
3.501 - 4.000	10	2,644,482.30	2.90	672	76.12	6.369	100.00
4.001 - 4.500	17	5,411,028.93	5.93	662	82.87	6.918	100.00
4.501 - 5.000	28	8,617,824.55	9.45	664	79.78	6.849	100.00
5.001 - 5.500	31	8,385,056.34	9.19	668	81.66	7.607	96.49
5.501 - 6.000	55	15,278,158.86	16.75	682	81.45	7.342	96.69
6.001 - 6.500	121	35,343,727.67	38.74	660	80.64	7.727	94.48
6.501 - 7.000	30	10,256,606.68	11.24	673	82.38	8.059	100.00
7.001 - 7.500	15	3,748,776.04	4.11	637	80.71	8.476	100.00
7.501 - 8.000	5	1,268,747.44	1.39	632	90.64	9.655	100.00
Total:	313	$91,229,408.80	100.00%	665	81.02%	7.572%	96.98%

INTEREST ONLY COLLATERAL

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-09	1	$288,000.00	0.32%	619	80.00%	7.900%	100.00%
2008-01	2	1,022,199.45	1.12	668	89.16	6.858	100.00
2008-02	2	677,599.99	0.74	647	80.00	7.194	100.00
2008-06	3	1,408,918.96	1.54	670	88.51	6.995	100.00
2008-07	8	1,805,993.42	1.98	616	82.54	7.694	100.00
2008-08	36	10,316,732.13	11.31	666	78.66	7.800	100.00
2008-09	39	11,016,340.63	12.08	664	80.36	7.612	100.00
2008-10	126	36,883,497.27	40.43	666	81.40	7.682	93.34
2008-11	24	7,210,580.11	7.90	665	84.09	8.017	100.00
2009-07	8	1,517,791.48	1.66	632	74.42	7.563	100.00
2009-08	31	9,566,655.14	10.49	659	79.56	6.802	100.00
2009-09	6	1,916,787.45	2.10	679	83.29	7.065	100.00
2009-10	13	3,571,087.71	3.91	667	78.92	7.855	100.00
2009-11	2	549,299.99	0.60	685	88.04	9.219	46.39
2011-09	1	216,160.00	0.24	668	80.00	6.740	100.00
2011-10	11	3,261,765.07	3.58	699	80.61	6.970	100.00
Total:	313	$91,229,408.80	100.00%	665	81.02%	7.572%	96.98%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	50	$15,326,083.06	16.17%	667	81.12%	8.191%	91.31%
12	28	9,153,967.93	9.66	690	77.36	7.718	93.45
24	185	51,548,981.72	54.39	657	81.93	7.552	98.41
36	68	18,564,569.93	19.59	675	80.02	7.099	100.00
48	1	190,000.00	0.20	613	95.00	8.875	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28 – 10Yr IO	1	$174,400.00	0.18%	626	80.00%	8.250%	100.00%
ARM 2/28 – 2Yr IO	4	1,457,450.00	1.54	652	82.10	7.613	100.00
ARM 2/28 – 5Yr IO	236	68,998,011.96	72.80	665	81.37	7.694	96.44
ARM 3/27 – 5Yr IO	60	17,121,621.77	18.06	662	79.66	7.196	98.28
ARM 5/25 – 5Yr IO	12	3,477,925.07	3.67	697	80.57	6.955	100.00
Fixed 15Yr – 5Yr IO	1	135,000.00	0.14	591	81.82	9.750	100.00
Fixed 30Yr – 10Yr IO	1	190,000.00	0.20	613	95.00	8.875	100.00
Fixed 30Yr – 5Yr IO	17	3,229,193.84	3.41	674	79.74	7.790	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	157	$46,392,020.09	48.95%	670	80.70%	7.474%	94.07%
A5AL	148	40,688,924.27	42.93	666	81.33	7.662	100.00
AMAL	4	1,001,891.28	1.06	596	72.12	7.909	100.00
AXAL	20	5,985,447.00	6.31	634	82.03	7.662	100.00
AXSR	1	134,100.00	0.14	740	92.48	9.250	100.00
B AL	1	310,500.00	0.33	615	90.00	10.750	100.00
C AL	1	270,720.00	0.29	622	80.00	7.600	100.00
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

INTEREST ONLY COLLATERAL

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	1	$134,100.00	0.14%	740	92.48%	9.250%	100.00%
0.01 - 5.00	5	1,244,519.38	1.31	672	82.60	6.630	100.00
5.01 - 10.00	1	152,000.00	0.16	606	80.00	8.250	100.00
10.01 - 15.00	7	1,957,110.41	2.06	658	82.23	6.990	100.00
15.01 - 20.00	6	1,657,584.98	1.75	682	80.00	7.622	91.80
20.01 - 25.00	5	1,224,109.50	1.29	690	84.15	7.265	100.00
25.01 - 30.00	18	4,850,422.64	5.12	670	82.23	7.303	89.57
30.01 - 35.00	30	9,324,213.24	9.84	670	82.53	7.851	100.00
35.01 - 40.00	37	10,238,053.25	10.80	654	79.65	7.580	100.00
40.01 - 45.00	82	24,048,952.63	25.37	669	80.28	7.537	94.20
45.01 - 50.00	112	33,645,233.14	35.50	666	81.62	7.686	98.76
50.01 - 55.00	28	6,307,303.47	6.65	642	78.29	7.436	95.33
Total:	332	$94,783,602.64	100.00%	665	81.01%	7.585%	97.10%

SECOND LIEN COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	105	$2,281,628.00	5.16%	655	99.80%	10.571%	95.75%
25,001 - 50,000	367	12,848,284.00	29.07	655	99.56	11.004	96.18
50,001 - 75,000	148	9,162,918.00	20.73	658	99.75	11.373	97.31
75,001 - 100,000	100	8,694,147.00	19.67	668	99.57	11.367	96.80
100,001 - 125,000	53	5,972,868.00	13.51	669	99.82	11.292	100.00
125,001 - 150,000	19	2,641,680.00	5.98	666	100.00	11.288	100.00
150,001 - 175,000	9	1,458,040.00	3.30	674	100.00	11.684	100.00
175,001 - 200,000	5	932,600.00	2.11	695	99.68	10.781	100.00
200,001 - 250,000	1	210,000.00	0.48	761	100.00	9.450	100.00
Total:	807	$44,202,165.00	100.00%	663	99.69%	11.196%	97.48%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	108	$2,349,055.94	5.32%	654	99.80%	10.596%	95.88%
25,001 - 50,000	364	12,750,456.82	28.90	656	99.56	11.002	96.16
50,001 - 75,000	148	9,145,670.19	20.73	658	99.75	11.373	97.31
75,001 - 100,000	100	8,680,846.96	19.67	668	99.57	11.367	96.80
100,001 - 125,000	53	5,964,760.55	13.52	669	99.82	11.292	100.00
125,001 - 150,000	19	2,638,248.23	5.98	666	100.00	11.288	100.00
150,001 - 175,000	9	1,456,581.91	3.30	674	100.00	11.684	100.00
175,001 - 200,000	5	931,542.03	2.11	695	99.68	10.781	100.00
200,001 - 250,000	1	209,684.36	0.48	761	100.00	9.450	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
576 - 600	30	$1,383,950.30	3.14%	592	99.64%	11.161%	100.00%
601 - 625	131	6,348,986.35	14.39	614	99.35	11.500	100.00
626 - 650	229	11,939,720.89	27.06	641	99.81	11.279	99.06
651 - 675	177	9,970,456.80	22.59	662	99.70	11.191	94.86
676 - 700	109	6,371,781.26	14.44	686	99.68	11.051	96.60
701 - 725	73	4,506,612.00	10.21	712	99.86	11.012	96.30
726 - 750	39	2,433,567.17	5.51	738	99.60	10.908	95.80
751 - 775	13	823,200.27	1.87	761	100.00	10.572	100.00
776 - 800	5	206,247.30	0.47	783	99.99	11.060	100.00
801 - 825	1	142,324.65	0.32	802	100.00	12.375	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	155	$9,946,262.52	22.54%	674	99.35%	11.370%	100.00%
181 - 240	2	101,909.97	0.23	609	99.90	11.673	100.00
301 - 360	650	34,078,674.50	77.23	660	99.79	11.144	96.74
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	155	$9,946,262.52	22.54%	674	99.35%	11.370%	100.00%
181 - 348	3	210,170.19	0.48	637	97.38	11.352	100.00
349 - 360	649	33,970,414.28	76.98	660	99.81	11.144	96.73
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	551	$29,891,384.29	67.74%	659	99.68%	11.203%	98.24%
Detached PUD	121	6,376,804.23	14.45	661	99.54	11.214	95.64
Condo < 5 Stories	88	4,582,698.58	10.39	672	99.93	11.237	94.65
2-to-4 family units	35	2,681,415.22	6.08	690	99.78	10.981	97.73
Attached PUD	4	269,044.19	0.61	663	99.52	11.939	100.00
Townhouse	7	254,660.50	0.58	686	99.99	10.988	100.00
Condo > 8 Stories	1	70,839.98	0.16	613	100.00	9.990	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	781	$43,016,725.86	97.48%	662	99.69%	11.193%	100.00%
Second Home	26	1,110,121.13	2.52	678	100.00	11.313	0.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	693	$36,619,322.25	82.99%	664	99.82%	11.193%	96.97%
Cashout Refi.	98	6,782,530.55	15.37	656	99.03	11.233	100.00
Rate/Term Refi.	16	724,994.19	1.64	643	99.35	10.972	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	1	$45,959.84	0.10%	619	40.00%	12.200%	100.00%
80.01 - 90.00	3	96,464.96	0.22	653	89.09	11.645	100.00
90.01 - 100.00	803	43,984,422.19	99.68	663	99.78	11.194	97.48
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	1	$45,959.84	0.10%	619	40.00%	12.200%	100.00%
85.01 - 90.00	3	96,464.96	0.22	653	89.09	11.645	100.00
90.01 - 95.00	24	1,470,790.89	3.33	661	94.67	11.082	100.00
95.01 - 100.00	779	42,513,631.30	96.34	663	99.96	11.198	97.39
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	160	$14,554,938.11	32.98%	669	99.69%	11.358%	99.37%
Texas	106	3,423,052.24	7.76	640	99.81	9.894	97.16
Florida	62	3,353,831.75	7.60	661	98.85	11.565	95.14
Arizona	40	2,252,068.67	5.10	671	99.69	11.470	95.69
New York	23	1,989,144.23	4.51	688	99.64	11.036	90.64
Illinois	38	1,657,983.39	3.76	656	99.94	11.441	100.00
New Jersey	24	1,639,004.49	3.71	672	100.00	11.236	100.00
Maryland	24	1,463,627.75	3.32	663	99.43	11.288	97.68
Georgia	27	1,148,624.64	2.60	663	99.95	11.309	97.55
Michigan	25	938,481.66	2.13	654	99.73	11.498	100.00
Massachusetts	14	818,112.13	1.85	678	99.87	11.015	100.00
Pennsylvania	24	805,619.03	1.83	659	99.83	11.322	95.04
Washington	18	801,044.92	1.82	652	99.75	11.473	91.92
Nevada	13	793,479.76	1.80	646	99.53	11.517	100.00
Minnesota	18	729,912.75	1.65	660	99.97	10.706	100.00
Virginia	12	716,385.49	1.62	663	99.98	11.571	100.00
Tennessee	22	649,385.82	1.47	663	99.91	9.354	95.55
North Carolina	19	630,661.58	1.43	643	99.90	11.463	91.23
Colorado	12	548,042.04	1.24	652	99.99	11.399	100.00
South Carolina	9	528,682.69	1.20	677	100.00	10.766	100.00
Ohio	10	460,120.23	1.04	645	98.47	11.393	100.00
Wisconsin	14	445,066.53	1.01	661	100.00	10.972	100.00
Oregon	9	398,732.19	0.90	639	100.00	11.913	100.00
New Mexico	8	352,010.48	0.80	631	100.00	11.794	100.00
Louisiana	5	304,201.10	0.69	648	100.00	11.438	100.00
Alabama	9	283,181.91	0.64	637	99.97	11.616	100.00
Hawaii	2	276,667.33	0.63	695	100.00	10.510	100.00
Delaware	7	258,083.09	0.58	643	99.99	11.621	100.00
Maine	5	221,059.72	0.50	654	100.00	11.938	80.21
Utah	4	218,665.79	0.50	647	99.96	11.235	56.29
Arkansas	7	207,528.28	0.47	668	100.00	8.795	100.00
Rhode Island	3	176,715.92	0.40	690	99.98	11.291	65.51
Connecticut	4	163,954.03	0.37	658	100.00	10.846	100.00
Oklahoma	5	163,230.64	0.37	651	100.00	11.004	100.00
Missouri	5	139,677.99	0.32	663	99.98	11.764	83.05
Indiana	4	110,086.41	0.25	670	99.98	10.577	100.00
Kansas	3	78,438.93	0.18	659	98.47	11.279	100.00

SECOND LIEN COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
New Hampshire	2	$74,497.57	0.17%	631	100.00%	11.202%	100.00%
Idaho	2	68,147.52	0.15	672	99.98	11.774	100.00
Montana	1	59,742.74	0.14	674	100.00	11.550	100.00
Iowa	2	57,404.15	0.13	667	100.00	11.326	100.00
Kentucky	2	45,242.57	0.10	649	100.00	10.312	100.00
Nebraska	2	43,845.71	0.10	675	100.00	12.354	100.00
South Dakota	1	39,895.04	0.09	649	99.91	11.250	100.00
Alaska	1	38,567.98	0.09	642	100.00	12.200	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%
Number of States Represented: 45

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	442	$21,707,057.65	49.19%	644	99.63%	10.991%	99.00%
Stated Doc.	365	22,419,789.34	50.81	681	99.75	11.394	96.01
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
8.001 - 8.500	6	$147,199.69	0.33%	669	100.00%	8.388%	100.00%
8.501 - 9.000	2	37,963.32	0.09	716	100.00	8.943	100.00
9.001 - 9.500	23	1,099,126.95	2.49	687	99.94	9.328	97.37
9.501 - 10.000	119	4,100,806.72	9.29	646	99.67	9.920	97.63
10.001 - 10.500	100	5,107,178.72	11.57	668	99.72	10.353	99.42
10.501 - 11.000	101	6,078,687.97	13.78	673	99.59	10.802	98.43
11.001 - 11.500	194	11,963,347.25	27.11	678	99.79	11.325	96.21
11.501 - 12.000	161	9,495,654.42	21.52	651	99.87	11.781	97.31
12.001 - 12.500	74	4,637,383.85	10.51	649	99.16	12.287	97.29
12.501 - 13.000	25	1,301,502.13	2.95	620	99.61	12.733	98.10
13.001 - 13.500	2	157,995.97	0.36	615	100.00	13.245	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	429	$20,532,477.77	46.53%	662	99.76%	11.103%	97.04%
12	20	1,530,031.97	3.47	680	100.00	11.672	89.06
24	272	16,976,684.15	38.47	664	99.67	11.358	98.90
36	85	5,040,723.46	11.42	659	99.42	10.885	97.06
60	1	46,929.64	0.11	668	100.00	10.840	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Fixed – 15Yr	6	$200,848.73	0.46%	629	100.00%	12.021%	100.00%
Fixed – 20Yr	2	101,909.97	0.23	609	99.90	11.673	100.00
Fixed – 30Yr	648	33,852,827.53	76.72	659	99.79	11.153	96.72
Fixed – Ball. 30/15	149	9,745,413.79	22.08	675	99.34	11.356	100.00
Fixed – Ball. 40/30	2	225,846.97	0.51	709	100.00	9.816	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	241	$15,548,139.92	35.24%	662	99.38%	11.243%	96.71%
A4CG	1	108,260.22	0.25	663	95.00	11.050	100.00
A5AL	537	26,835,420.73	60.81	664	99.91	11.171	97.77
AMAL	5	335,268.67	0.76	668	100.00	11.126	100.00
AXAL	23	1,299,757.45	2.95	649	99.38	11.177	100.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

SECOND LIEN COLLATERAL

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Second Lien	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	29	$1,706,234.66	3.87%	671	100.00%	11.360%	100.00%
5.01 - 10.00	47	2,321,993.12	5.26	661	99.76	11.052	100.00
10.01 - 15.00	52	2,459,569.00	5.57	655	99.94	11.145	100.00
15.01 - 20.00	36	1,532,392.32	3.47	669	99.85	11.078	97.78
20.01 - 25.00	42	1,933,279.39	4.38	650	99.89	11.165	96.64
25.01 - 30.00	46	2,318,489.36	5.25	661	99.40	11.304	98.79
30.01 - 35.00	63	2,905,859.38	6.59	654	99.60	10.878	100.00
35.01 - 40.00	108	6,013,543.96	13.63	665	99.87	11.196	97.78
40.01 - 45.00	163	9,634,536.03	21.83	664	99.45	11.343	93.60
45.01 - 50.00	178	11,046,185.61	25.03	670	99.70	11.191	98.71
50.01 - 55.00	43	2,254,764.16	5.11	645	99.81	11.073	96.00
Total:	807	$44,126,846.99	100.00%	663	99.69%	11.196%	97.48%

 SILENT SECOND COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	12	$800,145.00	0.42%	606	83.20%	8.805%	100.00%
75,001 - 100,000	85	7,716,177.00	4.08	641	79.55	8.356	95.20
100,001 - 125,000	114	12,728,714.00	6.73	643	79.84	8.141	99.19
125,001 - 150,000	110	15,134,662.00	8.00	642	80.36	8.056	98.15
150,001 - 175,000	104	16,755,900.60	8.85	647	79.48	7.943	97.11
175,001 - 200,000	68	12,736,597.00	6.73	659	79.99	7.883	98.43
200,001 - 250,000	100	22,382,404.00	11.83	659	80.10	7.801	97.96
250,001 - 300,000	88	24,015,841.00	12.69	663	80.27	7.701	97.68
300,001 - 400,000	106	36,923,212.00	19.51	667	80.15	7.644	96.94
400,001 - 500,000	49	21,623,733.00	11.43	686	79.97	7.444	100.00
500,001 - 600,000	21	11,470,400.00	6.06	671	79.81	7.720	100.00
600,001 - 700,000	6	3,908,000.00	2.06	684	80.87	8.102	100.00
700,001 or greater	4	3,054,150.00	1.61	678	78.62	7.874	100.00
Total:	867	$189,249,935.60	100.00%	661	80.02%	7.808%	98.11%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	12	$798,341.96	0.42%	606	83.20%	8.805%	100.00%
75,001 - 100,000	86	7,793,546.48	4.12	640	79.56	8.341	95.27
100,001 - 125,000	113	12,600,787.94	6.67	644	79.84	8.148	99.18
125,001 - 150,000	111	15,255,461.85	8.07	642	80.36	8.063	98.17
150,001 - 175,000	104	16,750,641.21	8.86	649	79.48	7.927	97.11
175,001 - 200,000	67	12,544,816.75	6.64	657	79.99	7.893	98.41
200,001 - 250,000	100	22,348,659.28	11.83	659	80.10	7.801	97.96
250,001 - 300,000	88	23,991,715.57	12.69	663	80.27	7.701	97.68
300,001 - 400,000	106	36,878,525.03	19.51	667	80.15	7.644	96.94
400,001 - 500,000	49	21,604,604.62	11.43	686	79.97	7.444	100.00
500,001 - 600,000	21	11,463,497.88	6.07	671	79.81	7.720	100.00
600,001 - 700,000	6	3,904,406.03	2.07	684	80.87	8.102	100.00
700,001 or greater	4	3,051,368.70	1.61	678	78.62	7.874	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	5	$505,577.37	0.27%	512	62.64%	9.116%	100.00%
526 - 550	6	700,649.91	0.37	539	79.54	8.939	100.00
551 - 575	8	2,250,789.12	1.19	562	85.23	8.922	100.00
576 - 600	98	15,255,732.44	8.07	591	79.85	8.197	100.00
601 - 625	160	29,605,910.70	15.67	613	79.97	7.953	97.99
626 - 650	178	38,357,699.05	20.30	639	80.30	7.900	99.78
651 - 675	147	33,644,726.33	17.80	664	79.99	7.712	97.07
676 - 700	99	27,486,765.99	14.54	687	79.95	7.666	99.02
701 - 725	81	20,213,663.93	10.70	712	79.91	7.613	97.51
726 - 750	47	12,319,794.28	6.52	737	80.00	7.558	95.75
751 - 775	22	4,741,463.43	2.51	759	80.00	7.167	100.00
776 - 800	14	3,194,394.24	1.69	791	78.99	7.568	80.81
801 - 825	2	709,206.51	0.38	802	80.00	8.002	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	2	$284,491.25	0.15%	657	80.00%	8.311%	100.00%
181 - 240	1	111,319.07	0.06	647	80.00	7.625	100.00
301 - 360	864	188,590,562.98	99.79	661	80.02	7.807	98.11
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	2	$284,491.25	0.15%	657	80.00%	8.311%	100.00%
181 - 348	2	399,319.07	0.21	627	80.00	7.823	100.00
349 - 360	863	188,302,562.98	99.64	661	80.02	7.807	98.10
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	613	$132,623,556.81	70.18%	658	80.04%	7.743%	98.52%
Detached PUD	132	28,869,344.51	15.28	660	79.84	8.040	96.25
Condo < 5 Stories	61	12,479,033.44	6.60	674	79.93	7.898	96.88
2-to-4 family units	41	11,286,933.71	5.97	684	80.10	7.903	98.73
Townhouse	11	1,868,839.82	0.99	663	81.37	7.740	100.00
Attached PUD	8	1,724,686.09	0.91	676	80.00	7.459	100.00
Leasehold	1	133,978.92	0.07	635	90.00	10.290	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	849	$185,413,355.15	98.11%	661	80.02%	7.801%	100.00%
Second Home	16	3,220,710.29	1.70	699	79.25	8.110	0.00
Investment Prop.	2	352,307.86	0.19	681	89.33	8.694	0.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	688	$151,414,960.58	80.12%	665	80.15%	7.854%	97.64%
Cashout Refi.	123	26,456,542.08	14.00	646	79.50	7.643	100.00
Rate/Term Refi.	56	11,114,870.64	5.88	646	79.49	7.571	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	1	$174,690.53	0.09%	522	47.55%	8.675%	100.00%
50.01 - 60.00	3	347,372.05	0.18	594	56.17	8.329	72.45
60.01 - 70.00	2	344,877.85	0.18	630	68.46	7.650	100.00
70.01 - 80.00	832	183,074,424.86	96.87	663	79.89	7.770	98.29
80.01 - 90.00	26	4,372,774.74	2.31	598	87.54	9.190	91.94
90.01 - 100.00	3	672,233.27	0.36	616	94.63	8.650	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.01 - 60.00	1	$174,690.53	0.09%	522	47.55%	8.675%	100.00%
60.01 - 70.00	1	152,783.33	0.08	528	55.64	7.750	100.00
80.01 - 85.00	3	1,171,976.87	0.62	599	72.89	8.320	100.00
85.01 - 90.00	7	1,129,324.27	0.60	600	78.42	8.336	100.00
90.01 - 95.00	46	10,709,497.06	5.67	651	81.04	8.041	96.71
95.01 - 100.00	809	175,648,101.24	92.94	663	80.07	7.786	98.17
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	149	$52,131,998.99	27.59%	673	80.00%	7.436%	99.29%
Florida	78	17,963,609.67	9.51	656	80.58	7.966	92.49
Texas	103	14,281,873.40	7.56	650	79.98	8.251	99.00
New York	42	13,091,406.06	6.93	680	79.86	7.813	100.00
Arizona	42	9,441,121.54	5.00	677	79.74	7.781	90.65
Washington	26	5,905,745.38	3.12	636	79.53	7.788	98.45
Colorado	31	5,835,308.66	3.09	646	80.04	7.700	100.00
Illinois	28	5,678,714.15	3.00	669	80.88	8.053	100.00
Georgia	34	5,560,019.59	2.94	644	80.60	8.039	95.15
New Jersey	17	4,834,541.85	2.56	682	79.98	7.774	100.00
Virginia	16	4,354,753.79	2.30	657	79.69	7.763	100.00
Michigan	31	4,250,274.84	2.25	655	79.83	8.280	97.67
Maryland	17	3,991,580.07	2.11	673	80.25	7.683	96.59
Connecticut	18	3,721,022.76	1.97	635	79.08	7.702	100.00
Nevada	14	3,615,100.43	1.91	678	78.95	7.953	100.00
Ohio	25	3,122,801.43	1.65	638	80.53	7.845	97.36
Utah	19	2,980,675.36	1.58	656	79.85	7.507	100.00
Massachusetts	13	2,865,614.77	1.52	683	79.37	7.846	100.00
Oregon	10	2,745,596.70	1.45	623	81.35	8.242	100.00
Minnesota	13	2,697,315.21	1.43	651	80.00	8.327	100.00
Pennsylvania	18	2,642,693.01	1.40	655	80.97	7.947	100.00
Delaware	8	1,543,302.87	0.82	622	76.33	7.666	100.00
Tennessee	13	1,497,864.43	0.79	665	79.97	7.932	100.00
Missouri	11	1,315,762.48	0.70	628	80.14	8.763	100.00
Rhode Island	6	1,312,670.45	0.69	654	80.00	7.321	100.00
Louisiana	10	1,282,828.53	0.68	635	80.00	8.294	100.00
Wisconsin	8	1,242,461.27	0.66	634	76.67	8.404	100.00
North Carolina	9	1,172,806.40	0.62	606	78.51	8.199	100.00
New Hampshire	6	1,075,044.75	0.57	647	80.00	7.440	100.00
Indiana	9	1,030,441.72	0.55	655	80.00	8.093	100.00
Hawaii	4	945,300.10	0.50	653	80.00	8.103	100.00
Oklahoma	4	554,398.98	0.29	639	86.48	8.670	100.00
Mississippi	3	446,001.71	0.24	672	81.13	8.332	100.00
Kansas	4	438,938.67	0.23	642	80.00	8.717	100.00
Arkansas	3	411,088.27	0.22	702	80.00	7.839	100.00
Alabama	3	372,098.29	0.20	631	82.23	8.458	100.00
New Mexico	2	362,070.93	0.19	614	80.00	8.318	100.00

SILENT SECOND COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
South Carolina	3	$354,355.44	0.19%	601	81.51%	8.135%	100.00%
Idaho	2	271,149.97	0.14	688	80.00	7.735	44.00
Iowa	3	250,129.63	0.13	612	79.87	8.170	100.00
North Dakota	2	242,947.60	0.13	667	80.00	7.454	100.00
Maine	2	237,795.39	0.13	600	77.75	7.775	100.00
Kentucky	2	236,257.57	0.13	629	85.67	9.569	100.00
Montana	2	196,187.39	0.10	628	80.00	8.632	100.00
Wyoming	1	193,995.99	0.10	665	80.00	7.875	100.00
Nebraska	2	173,650.47	0.09	601	81.90	7.821	100.00
South Dakota	1	115,056.34	0.06	617	80.00	7.740	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%
Number of States Represented: 47

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	506	$97,551,185.50	51.62%	641	80.03%	7.595%	98.95%
Stated Doc.	361	91,435,187.80	48.38	682	80.01	8.035	97.21
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	6	$2,483,172.60	1.31%	708	80.00%	5.907%	100.00%
6.001 - 6.500	23	5,954,624.62	3.15	679	79.99	6.295	100.00
6.501 - 7.000	101	25,029,453.34	13.24	676	79.82	6.836	100.00
7.001 - 7.500	152	36,708,647.81	19.42	669	79.89	7.325	99.21
7.501 - 8.000	220	51,348,467.41	27.17	663	79.95	7.776	97.91
8.001 - 8.500	151	30,923,047.81	16.36	656	79.92	8.308	95.23
8.501 - 9.000	144	25,381,145.02	13.43	647	80.00	8.749	97.12
9.001 - 9.500	49	7,947,643.28	4.21	627	80.96	9.254	100.00
9.501 - 10.000	17	2,791,380.96	1.48	610	82.45	9.758	100.00
10.001 - 10.500	3	283,007.17	0.15	592	88.83	10.237	100.00
10.501 - 11.000	1	135,783.28	0.07	599	85.00	10.550	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	5	$1,863,332.66	1.09%	675	80.00%	6.057%	100.00%
12.001 - 12.500	19	4,992,579.67	2.92	688	79.99	6.314	100.00
12.501 - 13.000	61	14,258,618.55	8.35	679	79.74	6.786	100.00
13.001 - 13.500	94	22,346,044.17	13.09	660	79.88	7.283	100.00
13.501 - 14.000	161	38,502,542.78	22.55	659	79.91	7.573	99.07
14.001 - 14.500	127	29,895,906.84	17.51	663	80.07	7.892	98.68
14.501 - 15.000	167	35,867,323.87	21.01	656	80.01	8.234	96.75
15.001 - 15.500	60	12,248,796.88	7.17	648	79.85	8.628	89.57
15.501 - 16.000	32	7,315,358.88	4.28	667	80.94	8.954	98.14
16.001 - 16.500	11	2,412,373.10	1.41	633	82.76	9.316	100.00
16.501 - 17.000	4	740,264.77	0.43	646	80.85	9.708	100.00
17.001 - 17.500	2	149,028.25	0.09	554	87.78	10.189	100.00
17.501 - 18.000	1	135,783.28	0.08	599	85.00	10.550	100.00
Total:	744	$170,727,953.70	100.00%	661	80.04%	7.784%	98.05%

SILENT SECOND COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
3.001 - 3.500	1	$74,879.54	0.04%	574	89.98%	7.650%	100.00%
3.501 - 4.000	16	4,266,559.98	2.50	688	79.51	6.478	100.00
4.001 - 4.500	28	5,857,736.35	3.43	664	79.26	6.957	100.00
4.501 - 5.000	58	14,081,035.71	8.25	670	80.00	7.267	97.45
5.001 - 5.500	79	16,940,432.80	9.92	657	79.64	7.669	99.42
5.501 - 6.000	120	26,101,114.42	15.29	669	80.13	7.699	99.61
6.001 - 6.500	248	61,557,363.55	36.06	660	80.14	7.816	96.07
6.501 - 7.000	96	22,956,390.06	13.45	660	80.03	7.912	100.00
7.001 - 7.500	50	10,509,238.21	6.16	650	80.22	8.461	100.00
7.501 - 8.000	46	8,157,148.44	4.78	635	80.47	8.952	95.68
8.001 - 8.500	2	226,054.64	0.13	612	78.62	9.298	100.00
Total:	744	$170,727,953.70	100.00%	661	80.04%	7.784%	98.05%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-09	1	$288,000.00	0.17%	619	80.00%	7.900%	100.00%
2008-02	3	904,532.31	0.53	655	80.00	7.366	100.00
2008-06	1	447,919.95	0.26	791	80.00	5.900	100.00
2008-07	38	6,922,772.52	4.05	620	80.00	7.695	100.00
2008-08	116	25,294,531.74	14.82	649	79.86	7.842	99.67
2008-09	136	30,831,426.13	18.06	662	80.27	7.838	98.47
2008-10	284	68,344,358.51	40.03	668	80.22	7.795	96.46
2008-11	45	8,402,752.52	4.92	657	79.30	8.134	100.00
2009-06	1	93,792.27	0.05	732	80.00	6.495	100.00
2009-07	10	2,093,277.76	1.23	606	80.00	7.802	100.00
2009-08	33	6,858,127.85	4.02	653	79.76	7.322	100.00
2009-09	9	2,515,284.10	1.47	682	80.00	8.105	100.00
2009-10	31	9,235,695.63	5.41	674	79.71	7.884	100.00
2009-11	10	1,922,875.15	1.13	644	78.78	8.081	81.30
2011-08	1	243,145.02	0.14	621	80.00	7.850	100.00
2011-09	3	493,849.44	0.29	673	80.00	7.276	100.00
2011-10	21	5,702,101.46	3.34	682	80.00	7.129	100.00
2011-11	1	133,511.34	0.08	595	80.00	7.500	100.00
Total:	744	$170,727,953.70	100.00%	661	80.04%	7.784%	98.05%

SILENT SECOND COLLATERAL

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	193	$43,987,925.36	23.28%	668	80.07%	8.100%	98.26%
12	55	16,046,247.09	8.49	672	80.12	7.962	96.26
24	447	98,648,802.81	52.20	656	80.05	7.689	98.00
30	1	151,497.41	0.08	660	80.00	7.450	100.00
36	168	29,668,714.65	15.70	663	79.79	7.695	99.20
60	3	483,185.98	0.26	690	79.92	7.318	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	250	$41,067,528.86	21.73%	646	80.29%	8.258%	99.08%
ARM 2/28 – 2Yr IO	2	832,000.00	0.44	645	80.00	7.638	100.00
ARM 2/28 – 40Yr Ball.	209	52,655,620.98	27.86	661	80.02	7.704	97.65
ARM 2/28 – 40Yr Dual	1	319,651.99	0.17	646	80.00	8.990	100.00
ARM 2/28 – 5Yr IO	147	42,241,391.58	22.35	671	80.01	7.554	96.78
ARM 2/28 – 50Yr Ball.	15	4,320,100.27	2.29	685	80.00	7.589	100.00
ARM 3/27	38	7,239,934.05	3.83	655	79.45	7.877	95.03
ARM 3/27 – 40Yr Ball.	31	7,822,749.21	4.14	661	80.16	7.848	100.00
ARM 3/27 – 5Yr IO	19	5,465,172.11	2.89	669	79.71	7.448	100.00
ARM 3/27 – 50Yr Ball.	6	2,191,197.39	1.16	645	78.91	7.650	100.00
ARM 5/25	5	696,171.36	0.37	671	80.00	7.500	100.00
ARM 5/25 – 40Yr Ball.	8	2,204,355.74	1.17	663	80.00	7.191	100.00
ARM 5/25 – 5Yr IO	10	3,036,323.45	1.61	692	80.00	6.911	100.00
ARM 5/25 – 50Yr Ball.	3	635,756.71	0.34	666	80.00	8.013	100.00
Fixed 15Yr	2	284,491.25	0.15	657	80.00	8.311	100.00
Fixed 20Yr	1	111,319.07	0.06	647	80.00	7.625	100.00
Fixed 30Yr	102	15,095,469.09	7.99	663	79.85	8.035	98.42
Fixed 30Yr – 5Yr IO	3	425,195.26	0.22	632	80.00	8.045	100.00
Fixed Balloon 40/30	14	2,166,005.29	1.15	680	79.78	7.928	100.00
Fixed Balloon 50/30	1	175,939.64	0.09	776	80.00	8.275	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

SILENT SECOND COLLATERAL

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	294	$64,973,345.95	34.38%	661	79.89%	7.763%	95.17%
A4SR	1	143,329.94	0.08	592	79.72	8.625	100.00
A5AL	531	115,951,998.36	61.35	664	80.13	7.815	99.75
AMAL	9	1,485,328.97	0.79	620	74.73	8.598	100.00
AXAL	28	5,665,010.69	3.00	626	80.89	7.954	97.32
C AL	4	767,359.39	0.41	617	79.30	7.699	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	2	$397,833.47	0.21%	652	79.90%	8.449%	100.00%
0.01 - 5.00	11	2,652,315.35	1.40	692	80.00	6.761	100.00
5.01 - 10.00	6	2,016,637.16	1.07	692	79.99	7.371	100.00
10.01 - 15.00	10	2,558,857.09	1.35	654	81.33	7.571	100.00
15.01 - 20.00	12	2,505,550.86	1.33	677	80.13	7.596	94.57
20.01 - 25.00	18	3,843,957.40	2.03	650	80.00	7.517	100.00
25.01 - 30.00	34	5,874,062.43	3.11	665	79.94	7.828	90.54
30.01 - 35.00	62	12,028,633.63	6.36	667	80.14	7.794	98.49
35.01 - 40.00	100	22,004,196.95	11.64	660	80.05	7.785	97.62
40.01 - 45.00	226	50,235,467.58	26.58	669	80.00	7.808	97.00
45.01 - 50.00	290	66,597,869.95	35.24	663	80.04	7.832	99.00
50.01 - 55.00	96	18,270,991.43	9.67	625	79.74	8.057	100.00
Total:	867	$188,986,373.30	100.00%	661	80.02%	7.808%	98.11%

40 YEAR AMORTIZATION COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	10	$652,410.00	0.28%	604	62.62%	8.928%	100.00%
75,001 - 100,000	41	3,715,460.00	1.62	599	75.64	8.660	95.05
100,001 - 125,000	73	8,265,090.00	3.60	620	77.99	8.351	90.35
125,001 - 150,000	87	12,025,565.00	5.24	615	79.78	8.210	96.54
150,001 - 175,000	108	17,379,200.00	7.58	621	82.13	8.283	93.63
175,001 - 200,000	93	17,595,875.00	7.67	607	78.34	8.205	95.60
200,001 - 250,000	158	35,353,959.00	15.42	615	80.11	8.057	96.23
250,001 - 300,000	104	28,511,870.00	12.43	626	80.78	8.098	95.22
300,001 - 400,000	143	49,277,019.00	21.49	624	81.62	8.045	98.66
400,001 - 500,000	66	29,642,983.00	12.93	642	85.16	7.919	98.44
500,001 - 600,000	27	14,469,750.00	6.31	642	78.87	8.171	92.22
600,001 - 700,000	11	7,243,800.00	3.16	631	84.49	8.381	100.00
700,001 or greater	6	5,188,250.00	2.26	702	77.06	7.501	100.00
Total:	927	$229,321,231.00	100.00%	626	80.96%	8.106%	96.41%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	10	$651,714.83	0.28%	604	62.62%	8.928%	100.00%
75,001 - 100,000	41	3,711,822.14	1.62	599	75.64	8.660	95.05
100,001 - 125,000	73	8,256,104.34	3.60	620	77.99	8.351	90.35
125,001 - 150,000	88	12,160,966.48	5.31	615	79.97	8.229	96.58
150,001 - 175,000	108	17,385,376.57	7.59	623	82.00	8.259	93.64
175,001 - 200,000	93	17,601,078.60	7.68	605	78.21	8.190	95.61
200,001 - 250,000	158	35,360,153.94	15.44	616	80.18	8.070	96.24
250,001 - 300,000	103	28,228,793.04	12.32	626	80.79	8.095	95.18
300,001 - 400,000	143	49,217,065.20	21.49	624	81.62	8.045	98.66
400,001 - 500,000	66	29,606,303.74	12.93	642	85.16	7.919	98.44
500,001 - 600,000	27	14,455,165.38	6.31	642	78.87	8.171	92.22
600,001 - 700,000	11	7,236,407.40	3.16	631	84.49	8.381	100.00
700,001 or greater	6	5,180,491.71	2.26	702	77.06	7.501	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	1	$231,900.19	0.10%	500	65.00%	9.000%	100.00%
501 - 525	35	7,050,874.58	3.08	514	74.12	8.893	100.00
526 - 550	61	13,321,298.84	5.82	540	76.50	8.595	98.80
551 - 575	99	24,571,247.28	10.73	565	79.08	8.795	100.00
576 - 600	179	41,136,804.13	17.96	589	79.98	8.256	98.69
601 - 625	166	39,250,735.51	17.14	613	82.66	8.108	97.26
626 - 650	132	32,202,025.88	14.06	637	83.01	8.056	97.07
651 - 675	88	22,913,603.72	10.00	664	82.84	7.676	95.90
676 - 700	71	22,304,840.62	9.74	686	81.99	7.781	94.07
701 - 725	44	10,710,256.73	4.68	713	81.17	7.598	85.90
726 - 750	27	8,298,054.80	3.62	736	80.96	7.618	86.78
751 - 775	12	3,145,543.23	1.37	761	80.99	6.873	93.86
776 - 800	10	3,543,390.97	1.55	790	81.03	7.308	87.61
801 - 825	2	370,866.89	0.16	803	73.87	6.458	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
301 - 360	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
181 - 348	1	$248,819.65	0.11%	594	47.62%	7.000%	100.00%
349 - 360	926	228,802,623.72	99.89	626	81.00	8.107	96.41
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	699	$167,535,480.90	73.14%	621	80.49%	8.075%	96.85%
Detached PUD	103	28,500,137.78	12.44	622	81.77	8.127	95.85
2-to-4 family units	46	15,878,473.69	6.93	659	81.14	8.119	94.03
Condo < 5 Stories	54	11,811,312.61	5.16	649	84.10	8.436	96.28
Attached PUD	9	2,375,824.12	1.04	645	84.74	8.051	100.00
Townhouse	12	2,135,090.42	0.93	627	82.81	7.977	95.25
Condo > 8 Stories	2	608,182.11	0.27	635	84.43	8.785	55.73
Leasehold	1	133,978.92	0.06	635	90.00	10.290	100.00
Condo 5-8 Stories	1	72,962.82	0.03	609	100.00	10.750	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	888	$220,835,856.04	96.41%	624	80.86%	8.092%	100.00%
Investment Prop.	24	5,194,608.59	2.27	687	82.25	8.370	0.00
Second Home	15	3,020,978.74	1.32	662	86.35	8.681	0.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	505	$124,605,249.73	54.40%	607	78.96%	8.097%	98.24%
Purchase	365	91,106,857.58	39.78	653	83.54	8.169	93.39
Rate/Term Refi.	57	13,339,336.06	5.82	620	82.04	7.760	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	27	$4,029,251.22	1.76%	593	40.60%	8.012%	100.00%
50.01 - 60.00	31	7,643,114.44	3.34	589	56.52	8.136	97.65
60.01 - 70.00	69	15,884,604.70	6.93	588	66.38	7.858	94.19
70.01 - 80.00	449	109,840,858.61	47.95	640	78.91	7.808	97.98
80.01 - 90.00	246	65,583,375.06	28.63	614	87.32	8.356	94.31
90.01 - 100.00	105	26,070,239.34	11.38	632	95.92	8.888	95.54
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	27	$4,029,251.22	1.76%	593	40.60%	8.012%	100.00%
50.01 - 60.00	31	7,643,114.44	3.34	589	56.52	8.136	97.65
60.01 - 70.00	69	15,884,604.70	6.93	588	66.38	7.858	94.19
70.01 - 75.00	67	15,573,081.92	6.80	602	74.12	8.008	98.41
75.01 - 80.00	124	30,479,695.70	13.31	613	79.35	7.950	96.72
80.01 - 85.00	107	29,468,736.43	12.87	613	84.19	8.162	96.30
85.01 - 90.00	136	35,800,635.57	15.63	616	89.55	8.490	93.37
90.01 - 95.00	95	25,174,809.47	10.99	637	91.88	8.533	96.15
95.01 - 100.00	271	64,997,513.92	28.38	660	81.88	7.863	97.80
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	196	$64,191,251.87	28.02%	632	77.91%	7.765%	97.80%
Florida	117	25,332,229.40	11.06	617	80.92	8.296	93.79
New York	48	17,569,891.11	7.67	645	80.61	8.173	96.62
Illinois	69	16,285,768.96	7.11	628	84.75	8.389	94.87
Arizona	61	13,565,487.32	5.92	622	82.44	8.063	94.15
Maryland	40	10,304,125.98	4.50	620	80.44	7.879	99.02
New Jersey	28	8,501,505.48	3.71	638	83.76	8.580	100.00
Colorado	35	6,496,544.75	2.84	620	81.80	8.017	98.17
Washington	25	6,488,305.54	2.83	606	79.75	8.034	100.00
Virginia	23	6,162,639.40	2.69	605	80.61	8.231	97.58
Georgia	30	5,841,697.55	2.55	620	87.40	8.552	83.26
Nevada	19	4,789,952.41	2.09	633	79.61	8.449	96.81
Massachusetts	14	4,035,276.29	1.76	619	85.25	8.105	95.05
Oregon	17	3,728,272.99	1.63	614	79.84	8.330	96.69
Minnesota	18	3,484,013.30	1.52	595	83.60	8.589	97.01
Connecticut	9	3,334,121.04	1.46	679	81.65	7.462	100.00
Michigan	23	3,209,781.71	1.40	616	87.64	8.856	96.15
Utah	14	2,629,649.93	1.15	630	77.47	7.805	100.00
Hawaii	8	2,425,656.62	1.06	666	80.03	7.760	100.00
Ohio	18	2,156,375.41	0.94	607	86.46	8.622	100.00
Rhode Island	10	2,044,805.33	0.89	597	79.82	8.409	100.00
Pennsylvania	13	2,020,798.65	0.88	603	78.88	8.435	88.23
New Hampshire	9	1,606,017.43	0.70	624	78.76	7.542	100.00
Texas	8	1,394,692.18	0.61	618	82.15	8.111	81.64
Delaware	5	1,104,675.07	0.48	587	83.50	8.069	100.00
Missouri	8	1,040,485.42	0.45	607	86.95	8.659	100.00
North Carolina	7	1,017,807.07	0.44	600	86.96	8.345	100.00
Idaho	5	981,640.83	0.43	629	91.42	8.561	84.53
Alabama	6	960,463.02	0.42	603	90.31	9.305	84.19
Indiana	7	821,946.27	0.36	631	83.28	8.285	100.00
New Mexico	4	746,526.33	0.33	604	80.16	7.949	100.00
South Carolina	5	677,735.42	0.30	596	83.10	8.574	100.00
Wisconsin	5	677,080.71	0.30	589	83.91	8.714	100.00
Tennessee	3	517,102.00	0.23	629	80.00	7.612	100.00
Vermont	3	446,168.09	0.19	660	74.27	7.170	100.00
Arkansas	3	428,881.53	0.19	634	83.67	8.394	63.30
Louisiana	3	424,377.55	0.19	567	84.90	8.506	100.00

40 YEAR AMORTIZATION COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Mississippi	2	$377,137.27	0.16%	665	86.20%	8.839%	100.00%
Kentucky	3	310,520.34	0.14	604	80.83	8.835	100.00
Washington DC	1	278,801.30	0.12	633	69.92	7.250	100.00
Kansas	2	226,985.81	0.10	629	80.00	8.975	100.00
Alaska	1	206,884.85	0.09	592	90.00	9.500	100.00
South Dakota	1	115,056.34	0.05	617	80.00	7.740	100.00
Montana	1	92,307.50	0.04	667	80.00	8.500	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%
Number of States Represented: 43 and the District of Columbia

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	559	$124,668,726.30	54.43%	612	81.48%	7.913%	97.40%
Stated Doc.	368	104,382,717.07	45.57	643	80.35	8.336	95.23
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	6	$2,994,010.13	1.31%	716	78.85%	5.966%	100.00%
6.001 - 6.500	33	10,301,548.38	4.50	673	78.92	6.360	97.73
6.501 - 7.000	75	18,548,185.59	8.10	656	76.87	6.834	98.49
7.001 - 7.500	135	34,409,270.85	15.02	640	78.53	7.320	97.36
7.501 - 8.000	200	50,227,058.97	21.93	635	80.92	7.793	96.60
8.001 - 8.500	151	36,899,640.95	16.11	619	80.16	8.306	95.40
8.501 - 9.000	169	39,419,140.44	17.21	607	80.46	8.792	98.01
9.001 - 9.500	75	17,864,828.69	7.80	592	86.47	9.302	89.15
9.501 - 10.000	53	12,570,086.24	5.49	591	89.54	9.812	98.21
10.001 - 10.500	19	3,772,130.27	1.65	587	89.09	10.257	100.00
10.501 - 11.000	11	2,045,542.86	0.89	584	81.88	10.733	78.42
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATON COLLATERAL

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	6	$2,994,010.13	1.41%	716	78.85%	5.966%	100.00%
12.001 - 12.500	16	4,927,039.66	2.33	674	78.73	6.372	100.00
12.501 - 13.000	42	10,472,618.90	4.95	649	78.73	6.832	100.00
13.001 - 13.500	105	27,426,926.66	12.96	645	79.43	7.191	96.57
13.501 - 14.000	148	37,116,333.28	17.54	634	80.89	7.675	99.59
14.001 - 14.500	118	29,524,874.92	13.95	626	80.54	8.060	98.86
14.501 - 15.000	166	39,880,677.64	18.85	624	82.41	8.448	94.90
15.001 - 15.500	95	23,891,528.53	11.29	598	82.74	8.807	88.37
15.501 - 16.000	78	20,590,685.71	9.73	593	81.59	9.215	98.53
16.001 - 16.500	38	8,515,726.85	4.02	585	85.42	9.607	91.55
16.501 - 17.000	20	4,350,351.06	2.06	585	86.47	10.084	94.84
17.001 - 17.500	5	1,070,179.35	0.51	561	80.89	10.279	100.00
17.501 - 18.000	4	856,050.20	0.40	601	77.64	10.759	48.43
Total:	841	$211,617,002.89	100.00%	624	81.31%	8.146%	96.25%

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
3.001 - 3.500	3	$787,887.36	0.37%	647	83.93%	7.272%	100.00%
3.501 - 4.000	9	2,583,274.74	1.22	671	79.75	6.716	100.00
4.001 - 4.500	14	3,281,402.01	1.55	635	81.15	7.245	100.00
4.501 - 5.000	48	13,134,847.83	6.21	661	78.14	7.101	98.86
5.001 - 5.500	53	13,003,334.81	6.14	637	81.09	7.413	100.00
5.501 - 6.000	141	35,465,343.65	16.76	633	82.50	7.896	96.49
6.001 - 6.500	263	66,379,717.28	31.37	620	80.50	8.082	93.08
6.501 - 7.000	132	33,473,406.13	15.82	618	80.80	8.239	96.95
7.001 - 7.500	79	19,448,129.32	9.19	608	80.42	8.744	100.00
7.501 - 8.000	97	23,764,510.82	11.23	605	85.22	9.345	96.11
8.001 - 8.500	2	295,148.94	0.14	588	85.67	9.823	100.00
Total:	841	$211,617,002.89	100.00%	624	81.31%	8.146%	96.25%

40 YEAR AMORTIZATION COLLATERAL

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2008-06	5	$1,451,134.34	0.69%	618	88.66%	8.401%	91.03%
2008-07	24	4,988,818.73	2.36	609	82.57	7.988	93.53
2008-08	133	33,526,011.00	15.84	622	79.68	7.900	99.54
2008-09	102	25,036,343.84	11.83	635	83.98	8.265	93.31
2008-10	344	90,506,358.01	42.77	619	80.14	8.253	94.48
2008-11	48	10,197,974.99	4.82	601	82.29	8.296	100.00
2009-01	1	248,819.65	0.12	594	47.62	7.000	100.00
2009-07	9	1,913,524.40	0.90	617	76.95	7.909	100.00
2009-08	52	12,730,104.85	6.02	651	81.18	7.394	98.48
2009-09	23	6,414,061.65	3.03	624	87.26	8.611	100.00
2009-10	65	17,060,778.04	8.06	636	84.48	8.382	97.29
2009-11	4	1,040,182.15	0.49	640	88.67	8.365	100.00
2011-07	1	157,423.57	0.07	586	95.00	7.990	100.00
2011-08	3	572,734.41	0.27	620	76.24	8.372	100.00
2011-09	6	1,200,535.15	0.57	598	91.44	8.035	100.00
2011-10	20	4,438,686.77	2.10	624	75.59	7.632	100.00
2011-11	1	133,511.34	0.06	595	80.00	7.500	100.00
Total:	841	$211,617,002.89	100.00%	624	81.31%	8.146%	96.25%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	241	$63,454,143.46	27.70%	633	83.10%	8.392%	96.24%
12	54	15,127,222.30	6.60	632	79.72	8.196	94.26
24	451	111,006,568.72	48.46	616	80.24	8.092	96.26
36	181	39,463,508.89	17.23	639	80.04	7.651	97.94
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28 – 40Yr Ball.	650	$163,977,084.04	71.59%	621	80.84%	8.182%	95.56%
ARM 2/28 – 40Yr Dual	6	1,729,556.87	0.76	603	87.29	7.932	100.00
ARM 3/27 – 40Yr Ball.	153	39,270,801.83	17.14	638	83.34	8.066	98.33
ARM 3/27 – 40Yr Dual	1	136,668.91	0.06	598	95.00	8.650	100.00
ARM 5/25 – 40Yr Ball.	29	6,151,778.97	2.69	618	78.24	7.776	100.00
ARM 5/25 – 40Yr Dual	2	351,112.27	0.15	610	94.80	7.802	100.00
Fixed – Ball. 40/30	86	17,434,440.48	7.61	653	76.72	7.616	98.39
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	464	$116,585,588.72	50.90%	624	80.92%	8.024%	94.67%
A5AL	311	75,262,583.40	32.86	646	83.00	8.100	98.44
AMAL	41	10,815,935.71	4.72	594	80.06	8.254	95.85
AXAL	66	15,429,927.41	6.74	605	79.85	8.193	97.56
B AL	22	6,271,838.60	2.74	575	70.68	8.673	100.00
C AL	21	4,437,790.93	1.94	556	68.53	8.811	100.00
CMAL	2	247,778.60	0.11	554	77.58	9.676	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	925	$228,825,596.40	99.90%	626	80.95%	8.104%	96.41%
Second Lien	2	225,846.97	0.10	709	100.00	9.816	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

40 YEAR AMORTIZATION COLLATERAL

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	2	$759,214.27	0.33%	650	86.65%	7.911%	100.00%
0.01 - 5.00	7	2,026,700.80	0.88	669	82.12	6.740	100.00
5.01 - 10.00	9	2,378,503.20	1.04	660	82.99	7.867	100.00
10.01 - 15.00	7	2,712,690.94	1.18	663	80.84	7.686	100.00
15.01 - 20.00	11	2,814,057.77	1.23	631	76.91	8.061	100.00
20.01 - 25.00	31	6,236,299.26	2.72	612	80.13	8.146	92.30
25.01 - 30.00	51	9,556,558.56	4.17	631	79.08	8.404	86.67
30.01 - 35.00	78	16,656,789.86	7.27	621	77.15	8.066	96.40
35.01 - 40.00	120	27,790,598.19	12.13	631	81.09	7.938	94.83
40.01 - 45.00	198	48,314,201.21	21.09	634	82.44	8.148	97.07
45.01 - 50.00	292	77,590,942.33	33.87	628	82.25	8.178	96.90
50.01 - 55.00	120	31,679,560.00	13.83	599	77.97	8.077	98.11
55.01 - 60.00	1	535,326.98	0.23	587	94.87	8.500	100.00
Total:	927	$229,051,443.37	100.00%	626	80.96%	8.106%	96.41%

BALLOON COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	5	$112,648.00	0.04%	660	99.64%	10.355%	100.00%
25,001 - 50,000	61	2,284,586.00	0.90	674	98.52	10.926	100.00
50,001 - 75,000	46	2,930,175.00	1.15	653	90.93	11.002	100.00
75,001 - 100,000	68	6,085,190.00	2.40	630	84.71	9.666	96.98
100,001 - 125,000	86	9,721,245.00	3.83	624	80.19	8.684	91.79
125,001 - 150,000	97	13,392,145.00	5.27	624	81.04	8.441	95.95
150,001 - 175,000	114	18,342,660.00	7.22	623	81.99	8.363	93.97
175,001 - 200,000	101	19,082,975.00	7.52	613	78.53	8.242	95.95
200,001 - 250,000	164	36,708,679.00	14.46	619	79.96	8.044	95.72
250,001 - 300,000	111	30,449,642.00	11.99	628	81.24	8.080	95.52
300,001 - 400,000	152	52,500,869.00	20.68	627	81.62	8.027	98.74
400,001 - 500,000	68	30,563,983.00	12.04	642	84.93	7.895	98.48
500,001 - 600,000	31	16,709,250.00	6.58	649	79.46	8.162	93.27
600,001 - 700,000	14	9,098,550.00	3.58	639	85.14	8.359	100.00
700,001 or greater	7	5,898,650.00	2.32	695	77.42	7.447	100.00
Total:	1,125	$253,881,247.00	100.00%	631	81.67%	8.215%	96.62%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	5	$112,496.72	0.04%	660	99.64%	10.355%	100.00%
25,001 - 50,000	61	2,281,903.38	0.90	674	98.52	10.926	100.00
50,001 - 75,000	46	2,927,029.80	1.15	653	90.93	11.002	100.00
75,001 - 100,000	68	6,078,687.37	2.40	630	84.71	9.666	96.98
100,001 - 125,000	86	9,710,968.92	3.83	624	80.19	8.684	91.79
125,001 - 150,000	98	13,526,413.19	5.33	624	81.19	8.455	95.99
150,001 - 175,000	114	18,348,656.75	7.24	625	81.87	8.340	93.97
175,001 - 200,000	101	19,087,559.45	7.53	612	78.42	8.229	95.95
200,001 - 250,000	164	36,714,653.57	14.48	619	80.02	8.057	95.73
250,001 - 300,000	110	30,166,096.15	11.90	628	81.25	8.077	95.49
300,001 - 400,000	152	52,440,316.36	20.68	627	81.62	8.027	98.74
400,001 - 500,000	68	30,527,249.25	12.04	642	84.93	7.895	98.48
500,001 - 600,000	31	16,693,733.05	6.58	649	79.46	8.162	93.27
600,001 - 700,000	14	9,090,350.90	3.58	639	85.14	8.359	100.00
700,001 or greater	7	5,890,505.42	2.32	695	77.42	7.447	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

BALLOON COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	1	$231,900.19	0.09%	500	65.00%	9.000%	100.00%
501 - 525	35	7,050,874.58	2.78	514	74.12	8.893	100.00
526 - 550	61	13,403,700.00	5.29	539	76.85	8.640	98.80
551 - 575	98	24,334,316.34	9.60	565	78.93	8.813	100.00
576 - 600	181	41,440,686.18	16.34	589	79.80	8.268	98.70
601 - 625	191	41,467,233.99	16.35	613	82.77	8.220	97.41
626 - 650	175	38,095,985.18	15.02	638	83.89	8.186	97.53
651 - 675	136	29,149,618.97	11.49	663	84.30	8.050	96.78
676 - 700	103	26,932,644.77	10.62	687	82.62	7.917	95.09
701 - 725	67	12,847,238.59	5.07	712	83.05	7.995	86.39
726 - 750	40	9,800,683.30	3.86	735	82.99	7.882	88.81
751 - 775	20	4,262,545.36	1.68	761	82.58	7.212	92.51
776 - 800	14	4,066,001.29	1.60	789	81.48	7.446	89.20
801 - 825	3	513,191.54	0.20	803	81.12	8.099	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	149	$9,745,413.79	3.84%	675	99.34%	11.356%	100.00%
301 - 360	976	243,851,206.49	96.16	629	80.96	8.090	96.48
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	149	$9,745,413.79	3.84%	675	99.34%	11.356%	100.00%
181 - 348	1	248,819.65	0.10	594	47.62	7.000	100.00
349 - 360	975	243,602,386.84	96.06	629	81.00	8.091	96.48
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

BALLOON COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	829	$183,516,027.13	72.37%	625	81.15%	8.178%	96.93%
Detached PUD	144	33,462,624.16	13.20	631	83.06	8.271	96.47
2-to-4 family units	50	16,502,717.09	6.51	662	80.69	8.190	94.26
Condo < 5 Stories	73	14,466,739.14	5.70	656	84.92	8.546	96.97
Attached PUD	13	2,698,298.49	1.06	649	85.75	8.346	100.00
Townhouse	12	2,135,090.42	0.84	627	82.81	7.977	95.25
Condo > 8 Stories	2	608,182.11	0.24	635	84.43	8.785	55.73
Leasehold	1	133,978.92	0.05	635	90.00	10.290	100.00
Condo 5-8 Stories	1	72,962.82	0.03	609	100.00	10.750	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	1,084	$245,016,305.87	96.62%	629	81.60%	8.207%	100.00%
Investment Prop.	26	5,559,335.67	2.19	690	82.46	8.348	0.00
Second Home	15	3,020,978.74	1.19	662	86.35	8.681	0.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	541	$132,109,271.90	52.09%	611	79.17%	8.111%	98.16%
Purchase	512	106,153,526.36	41.86	656	84.67	8.395	94.20
Rate/Term Refi.	72	15,333,822.02	6.05	624	82.45	7.871	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

BALLOON COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	28	$4,075,211.06	1.61%	593	40.60%	8.060%	100.00%
50.01 - 60.00	34	8,133,871.38	3.21	594	56.43	8.100	97.79
60.01 - 70.00	71	16,207,870.14	6.39	592	66.44	7.847	94.30
70.01 - 80.00	483	119,889,119.88	47.28	642	78.96	7.802	98.05
80.01 - 90.00	258	69,163,210.72	27.27	617	87.40	8.336	94.26
90.01 - 100.00	251	36,127,337.10	14.25	647	96.84	9.565	96.78
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	28	$4,075,211.06	1.61%	593	40.60%	8.060%	100.00%
50.01 - 60.00	34	8,133,871.38	3.21	594	56.43	8.100	97.79
60.01 - 70.00	70	15,968,602.79	6.30	590	66.39	7.859	94.22
70.01 - 75.00	69	15,847,471.73	6.25	602	74.13	8.006	98.44
75.01 - 80.00	133	33,489,492.49	13.21	615	79.31	7.953	96.64
80.01 - 85.00	108	29,613,697.01	11.68	613	84.20	8.165	96.32
85.01 - 90.00	147	39,235,510.65	15.47	621	89.51	8.442	93.34
90.01 - 95.00	102	26,243,449.53	10.35	643	91.68	8.591	96.31
95.01 - 100.00	434	80,989,313.64	31.94	663	83.78	8.242	98.23
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

BALLOON COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	252	$74,233,966.90	29.27%	640	79.43%	7.967%	98.10%
Florida	142	28,721,146.72	11.33	623	81.79	8.411	93.69
New York	59	19,647,344.50	7.75	647	81.09	8.213	96.97
Illinois	74	16,041,610.87	6.33	630	84.64	8.494	94.79
Arizona	72	14,603,785.31	5.76	623	82.90	8.202	94.56
Maryland	45	11,142,214.05	4.39	623	80.76	7.960	99.09
New Jersey	30	8,731,391.01	3.44	639	83.71	8.584	100.00
Virginia	31	7,337,404.22	2.89	613	80.90	8.242	97.96
Colorado	42	7,286,620.73	2.87	626	82.17	8.036	96.64
Washington	30	7,228,916.72	2.85	609	80.67	8.078	100.00
Georgia	35	6,438,212.03	2.54	622	87.36	8.641	84.81
Nevada	26	6,017,499.84	2.37	642	80.78	8.320	97.46
Minnesota	23	4,092,264.70	1.61	604	83.64	8.474	97.45
Massachusetts	14	3,935,999.99	1.55	620	85.06	8.164	94.92
Michigan	35	3,814,506.77	1.50	622	88.98	9.147	96.76
Oregon	17	3,728,272.99	1.47	614	79.84	8.330	96.69
Connecticut	10	3,511,668.31	1.38	676	81.57	7.522	100.00
Utah	14	2,629,649.93	1.04	630	77.47	7.805	100.00
Hawaii	9	2,522,533.54	0.99	665	80.80	7.855	100.00
Ohio	19	2,227,256.59	0.88	609	86.64	8.713	100.00
Rhode Island	10	2,044,805.33	0.81	597	79.82	8.409	100.00
Pennsylvania	13	1,893,334.85	0.75	607	77.87	8.497	87.44
Texas	16	1,638,887.68	0.65	620	84.68	8.391	84.37
New Hampshire	9	1,606,017.43	0.63	624	78.76	7.542	100.00
Delaware	6	1,140,627.16	0.45	588	84.02	8.209	100.00
Alabama	10	1,086,154.98	0.43	607	91.42	9.528	86.02
Missouri	9	1,073,464.80	0.42	609	87.35	8.750	100.00
North Carolina	8	1,071,776.70	0.42	602	87.57	8.534	100.00
Idaho	6	1,011,621.56	0.40	631	91.67	8.648	84.99
Wisconsin	10	870,625.41	0.34	608	87.49	9.188	100.00
Indiana	8	857,897.99	0.34	632	83.98	8.356	100.00
New Mexico	5	809,274.81	0.32	603	81.70	8.282	100.00
South Carolina	6	806,671.75	0.32	609	85.80	8.930	100.00
Tennessee	8	663,885.42	0.26	637	84.34	7.977	100.00
Louisiana	4	586,237.07	0.23	582	89.07	9.471	100.00
Arkansas	4	489,210.12	0.19	638	85.68	8.566	67.83
Vermont	3	446,168.09	0.18	660	74.27	7.170	100.00

BALLOON COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Mississippi	2	$377,137.27	0.15%	665	86.20%	8.839%	100.00%
Kentucky	3	310,520.34	0.12	604	80.83	8.835	100.00
Washington DC	1	278,801.30	0.11	633	69.92	7.250	100.00
Kansas	2	226,985.81	0.09	629	80.00	8.975	100.00
Alaska	1	206,884.85	0.08	592	90.00	9.500	100.00
South Dakota	1	115,056.34	0.05	617	80.00	7.740	100.00
Montana	1	92,307.50	0.04	667	80.00	8.500	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%
Number of States Represented: 43 and the District of Columbia

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	634	$132,917,097.94	52.41%	614	81.81%	7.988%	97.39%
Stated Doc.	491	120,679,522.34	47.59	648	81.52	8.466	95.77
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	6	$2,994,010.13	1.18%	716	78.85%	5.966%	100.00%
6.001 - 6.500	34	10,749,222.24	4.24	672	78.92	6.356	97.83
6.501 - 7.000	81	20,393,860.97	8.04	663	76.93	6.846	98.62
7.001 - 7.500	149	38,696,530.42	15.26	643	79.00	7.321	97.65
7.501 - 8.000	210	53,604,285.62	21.14	638	80.72	7.796	96.58
8.001 - 8.500	161	39,094,227.57	15.42	622	80.01	8.307	95.05
8.501 - 9.000	172	40,262,270.82	15.88	607	80.66	8.791	98.05
9.001 - 9.500	84	19,193,690.43	7.57	594	86.33	9.291	89.90
9.501 - 10.000	68	13,642,636.36	5.38	596	90.11	9.816	98.35
10.001 - 10.500	35	4,795,068.56	1.89	611	91.35	10.265	100.00

BALLOON COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS (CONT’D)

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
10.501 - 11.000	26	$2,982,743.50	1.18%	612	87.28%	10.755%	85.20%
11.001 - 11.500	48	3,322,508.04	1.31	690	99.55	11.290	100.00
11.501 - 12.000	27	2,041,845.72	0.81	659	99.90	11.755	100.00
12.001 - 12.500	18	1,401,652.65	0.55	666	97.66	12.276	100.00
12.501 - 13.000	4	264,071.28	0.10	634	100.00	12.741	100.00
13.001 - 13.500	2	157,995.97	0.06	615	100.00	13.245	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	6	$2,994,010.13	1.33%	716	78.85%	5.966%	100.00%
12.001 - 12.500	17	5,374,713.52	2.39	672	78.74	6.362	100.00
12.501 - 13.000	49	12,398,868.92	5.50	663	78.88	6.879	98.98
13.001 - 13.500	117	31,197,939.96	13.85	648	79.84	7.208	96.98
13.501 - 14.000	156	40,132,665.57	17.81	637	80.61	7.691	99.62
14.001 - 14.500	127	31,543,521.90	14.00	628	80.34	8.077	98.18
14.501 - 15.000	168	40,578,847.44	18.01	625	82.56	8.453	94.98
15.001 - 15.500	99	25,073,606.85	11.13	598	82.73	8.822	88.91
15.501 - 16.000	79	21,212,818.05	9.42	595	81.99	9.233	98.57
16.001 - 16.500	38	8,515,726.85	3.78	585	85.42	9.607	91.55
16.501 - 17.000	20	4,350,351.06	1.93	585	86.47	10.084	94.84
17.001 - 17.500	5	1,070,179.35	0.48	561	80.89	10.279	100.00
17.501 - 18.000	4	856,050.20	0.38	601	77.64	10.759	48.43
Total:	885	$225,299,299.80	100.00%	627	81.30%	8.130%	96.32%

BALLOON COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
3.001 - 3.500	4	$914,198.59	0.41%	663	83.39%	7.338%	86.18%
3.501 - 4.000	9	2,583,274.74	1.15	671	79.75	6.716	100.00
4.001 - 4.500	14	3,281,402.01	1.46	635	81.15	7.245	100.00
4.501 - 5.000	48	13,134,847.83	5.83	661	78.14	7.101	98.86
5.001 - 5.500	55	13,315,933.49	5.91	638	81.16	7.438	100.00
5.501 - 6.000	142	35,714,262.14	15.85	634	82.43	7.899	96.51
6.001 - 6.500	280	71,607,901.63	31.78	626	80.45	8.007	93.58
6.501 - 7.000	144	38,085,904.03	16.90	622	80.62	8.228	97.32
7.001 - 7.500	86	21,146,747.72	9.39	612	80.45	8.711	98.87
7.501 - 8.000	101	25,219,678.68	11.19	608	85.68	9.337	96.34
8.001 - 8.500	2	295,148.94	0.13	588	85.67	9.823	100.00
Total:	885	$225,299,299.80	100.00%	627	81.30%	8.130%	96.32%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2008-06	3	$706,859.37	0.31%	616	81.98%	8.685%	81.58%
2008-07	22	4,590,670.86	2.04	612	81.50	8.044	92.97
2008-08	133	33,281,188.31	14.77	623	79.71	7.900	99.54
2008-09	105	26,728,223.42	11.86	638	84.41	8.225	93.73
2008-10	373	99,501,472.29	44.16	623	80.31	8.234	94.74
2008-11	48	10,197,974.99	4.53	601	82.29	8.296	100.00
2009-01	1	248,819.65	0.11	594	47.62	7.000	100.00
2009-07	9	1,913,524.40	0.85	617	76.95	7.909	100.00
2009-08	52	12,730,104.85	5.65	651	81.18	7.394	98.48
2009-09	23	6,547,295.23	2.91	625	87.21	8.625	100.00
2009-10	74	19,771,083.40	8.78	636	83.90	8.291	97.66
2009-11	4	1,040,182.15	0.46	640	88.67	8.365	100.00
2011-08	3	505,356.94	0.22	652	70.13	8.493	75.01
2011-09	6	1,200,535.15	0.53	598	91.44	8.035	100.00
2011-10	28	6,202,497.45	2.75	630	76.73	7.561	100.00
2011-11	1	133,511.34	0.06	595	80.00	7.500	100.00
Total:	885	$225,299,299.80	100.00%	627	81.30%	8.130%	96.32%

BALLOON COLLATERAL

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	314	$69,428,612.08	27.38%	636	83.78%	8.545%	96.38%
12	59	16,361,442.86	6.45	634	80.22	8.262	94.69
24	542	123,649,478.69	48.76	623	81.15	8.217	96.45
36	209	44,110,157.01	17.39	642	80.32	7.672	98.16
60	1	46,929.64	0.02	668	100.00	10.840	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28 – 40Yr Ball.	650	$163,977,084.04	64.66%	621	80.84%	8.182%	95.56%
ARM 2/28 – 45Yr Ball.	1	485,698.31	0.19	650	90.00	8.625	100.00
ARM 2/28 – 50Yr Ball.	33	10,543,606.89	4.16	673	82.67	7.954	97.74
ARM 3/27 – 40Yr Ball.	153	39,270,801.83	15.49	638	83.34	8.066	98.33
ARM 3/27 – 50Yr Ball.	10	2,980,207.85	1.18	640	81.10	7.831	100.00
ARM 5/25 – 40Yr Ball.	29	6,151,778.97	2.43	618	78.24	7.776	100.00
ARM 5/25 – 50Yr Ball.	9	1,890,121.91	0.75	653	79.62	7.405	93.32
Fixed Ball. 30/15	149	9,745,413.79	3.84	675	99.34	11.356	100.00
Fixed Ball. 40/30	86	17,434,440.48	6.87	653	76.72	7.616	98.39
Fixed Ball. 50/30	5	1,117,466.21	0.44	677	78.75	7.431	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	559	$130,065,251.81	51.29%	630	81.75%	8.139%	95.04%
A5AL	401	84,089,060.92	33.16	649	83.67	8.248	98.45
AMAL	44	11,651,478.17	4.59	600	79.71	8.283	96.15
AXAL	75	16,722,956.00	6.59	606	80.07	8.244	97.75
B AL	22	6,271,838.60	2.47	575	70.68	8.673	100.00
C AL	22	4,548,256.18	1.79	556	68.67	8.803	100.00
CMAL	2	247,778.60	0.10	554	77.58	9.676	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

BALLOON COLLATERAL

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	974	$243,625,359.52	96.07%	629	80.95%	8.088%	96.48%
Second Lien	151	9,971,260.76	3.93	676	99.36	11.321	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	2	$759,214.27	0.30%	650	86.65%	7.911%	100.00%
0.01 - 5.00	7	2,026,700.80	0.80	669	82.12	6.740	100.00
5.01 - 10.00	9	2,378,503.20	0.94	660	82.99	7.867	100.00
10.01 - 15.00	16	3,170,719.18	1.25	662	82.85	8.024	100.00
15.01 - 20.00	14	2,912,106.69	1.15	633	77.69	8.148	100.00
20.01 - 25.00	41	7,457,902.41	2.94	617	81.45	8.283	93.56
25.01 - 30.00	69	11,286,252.46	4.45	635	80.42	8.595	88.71
30.01 - 35.00	92	18,431,928.15	7.27	629	78.10	8.151	94.76
35.01 - 40.00	138	29,620,431.39	11.68	633	81.62	8.034	95.15
40.01 - 45.00	247	54,217,512.09	21.38	639	83.23	8.287	97.38
45.01 - 50.00	352	87,174,230.13	34.38	634	82.76	8.249	97.24
50.01 - 55.00	137	33,625,792.53	13.26	602	78.61	8.204	98.22
55.01 - 60.00	1	535,326.98	0.21	587	94.87	8.500	100.00
Total:	1,125	$253,596,620.28	100.00%	631	81.67%	8.215%	96.62%

GROUP I COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	29	$625,783.00	0.34%	669	99.75%	10.590%	100.00%
25,001 - 50,000	71	2,505,971.00	1.34	649	98.88	10.871	100.00
50,001 - 75,000	51	3,153,230.00	1.69	614	84.31	10.172	97.98
75,001 - 100,000	92	8,079,575.00	4.33	596	78.42	9.125	97.71
100,001 - 125,000	99	11,229,671.00	6.02	614	80.80	8.735	87.66
125,001 - 150,000	111	15,303,566.00	8.21	603	77.60	8.644	97.33
150,001 - 175,000	122	19,697,355.00	10.56	616	82.14	8.533	92.74
175,001 - 200,000	101	19,082,063.00	10.23	615	77.55	8.484	84.97
200,001 - 250,000	141	31,765,636.00	17.04	612	80.82	8.245	93.76
250,001 - 300,000	96	26,464,676.00	14.19	622	80.45	8.106	92.71
300,001 - 400,000	134	46,933,795.00	25.17	623	80.21	8.131	94.71
400,001 - 500,000	4	1,617,600.00	0.87	635	87.48	7.483	100.00
Total:	1,051	$186,458,921.00	100.00%	617	80.47%	8.421%	93.17%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	29	$624,208.68	0.34%	669	99.75%	10.590%	100.00%
25,001 - 50,000	71	2,501,542.59	1.34	649	98.88	10.871	100.00
50,001 - 75,000	51	3,142,826.53	1.69	614	84.31	10.172	97.98
75,001 - 100,000	92	8,061,702.99	4.33	596	78.42	9.125	97.71
100,001 - 125,000	99	11,201,024.97	6.02	614	80.80	8.735	87.66
125,001 - 150,000	112	15,420,222.76	8.29	603	77.63	8.645	97.36
150,001 - 175,000	121	19,512,163.60	10.48	616	82.16	8.531	92.69
175,001 - 200,000	101	19,048,156.26	10.23	615	77.55	8.484	84.97
200,001 - 250,000	142	31,960,697.54	17.17	612	80.74	8.234	93.81
250,001 - 300,000	95	26,174,467.32	14.06	622	80.55	8.118	92.64
300,001 - 400,000	135	47,251,204.76	25.39	624	80.30	8.122	94.76
400,001 - 500,000	3	1,215,548.76	0.65	620	86.65	7.600	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	4	$679,215.77	0.36%	500	74.20%	9.834%	100.00%
501 - 525	55	9,052,767.28	4.86	514	71.38	9.345	100.00
526 - 550	73	13,228,741.75	7.11	538	78.12	9.177	97.17
551 - 575	105	19,460,496.45	10.46	563	79.61	8.886	100.00
576 - 600	169	32,595,293.11	17.51	589	80.38	8.560	97.10
601 - 625	203	35,938,710.11	19.31	614	80.87	8.325	97.64
626 - 650	188	30,825,901.32	16.56	636	83.07	8.234	92.54
651 - 675	106	17,582,865.85	9.45	663	83.93	8.095	81.91
676 - 700	53	9,446,904.34	5.08	684	80.30	7.841	87.84
701 - 725	44	8,083,820.28	4.34	712	81.43	7.858	82.66
726 - 750	24	4,520,422.13	2.43	734	81.01	7.775	65.73
751 - 775	21	3,699,861.35	1.99	764	75.70	7.355	78.10
776 - 800	5	826,767.02	0.44	784	77.04	7.495	81.52
801 - 825	1	172,000.00	0.09	809	47.78	6.375	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	34	$2,018,273.76	1.08%	665	81.03%	9.238%	96.85%
181 - 240	8	1,288,921.33	0.69	623	79.21	8.836	87.84
301 - 360	1,009	182,806,571.67	98.22	616	80.48	8.409	93.17
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	34	$2,018,273.76	1.08%	665	81.03%	9.238%	96.85%
181 - 348	11	2,193,928.88	1.18	651	71.76	8.038	92.85
349 - 360	1,006	181,901,564.12	97.74	616	80.57	8.416	93.13
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	800	$138,195,329.11	74.25%	612	80.34%	8.448%	95.42%
Detached PUD	117	23,230,111.65	12.48	627	81.42	8.343	87.00
2-to-4 family units	54	10,937,130.45	5.88	630	74.18	8.303	88.95
Condo < 5 Stories	52	8,638,311.80	4.64	639	85.33	8.415	81.68
Townhouse	18	2,616,157.84	1.41	621	81.01	8.140	95.67
Attached PUD	5	1,383,595.26	0.74	648	92.47	8.128	100.00
Condo > 8 Stories	4	1,008,881.13	0.54	663	85.26	8.766	54.71
Leasehold	1	104,249.52	0.06	525	90.00	9.650	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	986	$173,403,718.28	93.17%	613	80.16%	8.396%	100.00%
Investment Prop.	37	7,496,821.27	4.03	688	83.59	8.815	0.00
Second Home	28	5,213,227.21	2.80	645	86.50	8.669	0.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Cashout Refi.	737	$142,720,975.86	76.68%	611	78.94%	8.367%	97.72%
Purchase	213	25,928,325.22	13.93	644	87.30	8.790	68.80
Rate/Term Refi.	101	17,464,465.68	9.38	624	82.85	8.314	92.21
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	45	$7,025,003.92	3.77%	624	40.29%	7.849%	97.18%
50.01 - 60.00	40	7,985,075.40	4.29	590	56.16	8.125	97.75
60.01 - 70.00	89	18,555,319.51	9.97	602	66.18	8.096	94.44
70.01 - 80.00	325	62,411,504.49	33.53	619	78.22	8.048	95.97
80.01 - 90.00	317	64,836,404.80	34.84	613	87.70	8.547	89.97
90.01 - 100.00	235	25,300,458.64	13.59	637	96.82	9.508	90.99
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	44	$6,850,313.39	3.68%	627	40.11%	7.828%	97.11%
50.01 - 60.00	40	8,060,868.43	4.33	590	55.95	8.123	97.77
60.01 - 70.00	88	18,449,709.01	9.91	603	66.19	8.090	94.41
70.01 - 75.00	74	15,149,320.67	8.14	606	73.83	8.291	96.08
75.01 - 80.00	122	23,945,125.13	12.87	608	79.38	8.229	96.49
80.01 - 85.00	123	23,799,651.02	12.79	598	84.40	8.498	92.80
85.01 - 90.00	192	40,400,744.47	21.71	621	89.44	8.558	88.81
90.01 - 95.00	92	17,641,748.41	9.48	634	93.14	8.976	90.08
95.01 - 100.00	276	31,816,286.23	17.10	639	86.30	8.483	94.08
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	113	$29,347,812.65	15.77%	631	73.12%	7.846%	93.70%
Illinois	107	19,239,137.53	10.34	614	82.64	8.524	96.36
Florida	58	11,719,625.90	6.30	613	80.50	8.477	84.58
New Jersey	45	9,856,672.89	5.30	605	77.93	8.421	100.00
New York	46	9,837,817.76	5.29	622	73.61	7.995	100.00
Georgia	62	8,995,541.48	4.83	613	85.16	8.843	78.23
Arizona	38	7,725,670.95	4.15	605	78.37	8.244	93.45
Virginia	24	6,490,804.65	3.49	594	83.54	8.476	97.58
Maryland	31	6,360,058.75	3.42	615	76.73	8.044	91.92
Minnesota	41	6,191,440.89	3.33	620	85.33	8.869	93.24
Washington	22	4,886,451.18	2.63	627	82.19	7.859	96.01
Massachusetts	24	4,868,468.58	2.62	615	77.68	8.336	95.90
Wisconsin	39	4,831,758.73	2.60	599	85.25	9.067	95.57
Colorado	24	4,550,743.50	2.45	627	84.03	8.372	87.01
North Carolina	34	4,229,424.19	2.27	606	87.43	9.098	95.32
Texas	40	4,143,075.43	2.23	632	82.00	8.790	78.86
Michigan	29	4,045,424.40	2.17	604	86.29	8.964	97.55
Nevada	20	3,957,448.06	2.13	628	80.34	8.450	89.71
Pennsylvania	24	3,439,841.29	1.85	615	82.91	8.476	91.38
Indiana	28	3,294,457.92	1.77	610	86.40	9.049	100.00
South Carolina	22	3,098,465.25	1.66	591	83.51	9.030	87.15
Oregon	13	2,215,421.80	1.19	634	77.62	8.565	100.00
Connecticut	12	2,116,566.16	1.14	660	86.82	8.112	90.86
Hawaii	7	2,014,778.60	1.08	643	82.64	7.420	100.00
Tennessee	25	1,989,428.94	1.07	600	88.92	9.240	88.09
Utah	11	1,813,829.93	0.97	615	81.62	8.325	100.00
Ohio	17	1,729,324.17	0.93	599	84.06	8.715	100.00
New Mexico	14	1,715,748.25	0.92	595	83.90	8.809	100.00
Idaho	8	1,580,375.42	0.85	646	84.35	8.455	90.39
Delaware	9	1,416,632.30	0.76	591	82.27	8.724	100.00
Rhode Island	6	1,263,227.18	0.68	633	80.04	8.232	100.00
Missouri	10	1,175,247.59	0.63	618	84.10	8.836	100.00
Alabama	10	1,048,661.52	0.56	629	88.80	9.007	88.60
Louisiana	5	745,485.32	0.40	570	82.99	9.887	100.00
New Hampshire	4	707,041.57	0.38	672	78.18	7.242	61.19
Maine	4	698,874.00	0.38	580	79.33	9.150	100.00
Arkansas	7	664,604.68	0.36	591	87.00	9.542	100.00

GROUP I COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Kentucky	4	$529,577.48	0.28%	663	87.53%	8.550%	69.58%
Mississippi	3	467,060.69	0.25	632	90.52	8.661	59.23
Iowa	3	318,918.84	0.17	598	86.86	9.692	100.00
Alaska	1	206,884.85	0.11	592	90.00	9.500	100.00
Wyoming	1	193,995.99	0.10	665	80.00	7.875	100.00
Kansas	3	180,181.44	0.10	572	92.05	10.296	100.00
Nebraska	2	146,630.04	0.08	609	93.72	10.974	100.00
Oklahoma	1	65,128.02	0.03	558	90.00	9.800	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%
Number of States Represented: 45

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	720	$118,117,267.28	63.47%	608	81.12%	8.307%	96.52%
Stated Doc.	331	67,996,499.48	36.53	632	79.34	8.618	87.35
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	2	$481,848.12	0.26%	768	67.50%	5.964%	100.00%
6.001 - 6.500	24	6,128,408.17	3.29	668	73.18	6.406	100.00
6.501 - 7.000	64	15,365,486.65	8.26	653	72.22	6.812	99.22
7.001 - 7.500	112	25,093,538.53	13.48	643	77.49	7.322	93.71
7.501 - 8.000	137	29,245,912.79	15.71	630	79.05	7.813	92.62
8.001 - 8.500	128	24,183,933.56	12.99	612	81.50	8.308	93.34
8.501 - 9.000	195	34,761,747.03	18.68	599	80.22	8.784	93.14
9.001 - 9.500	123	20,185,763.21	10.85	590	83.62	9.319	89.51
9.501 - 10.000	106	17,354,769.44	9.32	591	87.80	9.805	90.70
10.001 - 10.500	47	5,388,215.05	2.90	579	86.07	10.267	90.88
10.501 - 11.000	46	4,573,016.21	2.46	595	84.54	10.732	86.10
11.001 - 11.500	25	1,464,325.57	0.79	621	94.86	11.302	100.00
11.501 - 12.000	27	1,191,841.79	0.64	609	87.31	11.858	100.00
12.001 - 12.500	11	511,709.00	0.27	609	92.92	12.212	100.00
12.501 - 13.000	4	183,251.64	0.10	629	100.00	12.613	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	1	$349,192.49	0.24%	766	85.00%	5.950%	100.00%
12.001 - 12.500	9	2,281,508.87	1.57	657	72.32	6.509	100.00
12.501 - 13.000	32	7,120,694.94	4.89	635	78.69	6.832	100.00
13.001 - 13.500	72	16,520,716.56	11.34	640	78.05	7.189	91.66
13.501 - 14.000	83	18,648,140.29	12.80	628	79.20	7.680	94.24
14.001 - 14.500	92	19,070,783.11	13.09	617	81.48	8.018	96.37
14.501 - 15.000	159	31,052,684.03	21.31	607	79.77	8.517	91.22
15.001 - 15.500	104	18,421,521.41	12.64	592	82.82	9.002	85.11
15.501 - 16.000	84	18,132,005.48	12.45	590	85.31	9.428	94.64
16.001 - 16.500	34	6,368,604.13	4.37	579	84.66	9.668	93.76
16.501 - 17.000	25	4,665,183.07	3.20	597	86.28	9.978	78.10
17.001 - 17.500	9	1,606,256.58	1.10	558	80.98	10.388	88.81
17.501 - 18.000	6	1,228,440.94	0.84	609	75.30	10.745	48.25
18.001 - 18.500	1	160,723.07	0.11	542	70.00	11.250	100.00
18.501 - 19.000	1	70,136.38	0.05	570	64.70	11.800	100.00
Total:	712	$145,696,591.35	100.00%	611	81.02%	8.390%	91.89%

GROUP I COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	3	$671,098.09	0.46%	629	70.96%	6.938%	100.00%
3.501 - 4.000	5	804,378.87	0.55	644	74.15	7.052	83.29
4.001 - 4.500	14	3,485,893.85	2.39	636	80.68	7.237	100.00
4.501 - 5.000	34	6,575,815.67	4.51	633	78.97	7.582	93.78
5.001 - 5.500	59	11,913,249.20	8.18	625	82.55	7.869	95.74
5.501 - 6.000	132	26,791,107.83	18.39	619	82.82	8.225	92.35
6.001 - 6.500	207	43,757,702.05	30.03	613	79.68	8.180	89.25
6.501 - 7.000	109	23,225,186.77	15.94	610	80.80	8.662	91.10
7.001 - 7.500	65	12,366,562.63	8.49	578	81.05	9.069	99.15
7.501 - 8.000	76	14,693,447.92	10.08	598	82.73	9.377	87.45
8.001 - 8.500	7	1,054,285.57	0.72	551	78.91	9.778	100.00
8.501 - 9.000	1	357,862.90	0.25	527	85.00	9.825	100.00
Total:	712	$145,696,591.35	100.00%	611	81.02%	8.390%	91.89%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2008-02	1	$247,786.54	0.17%	600	79.37%	7.500%	100.00%
2008-06	4	769,823.70	0.53	575	69.03	8.441	55.28
2008-07	25	4,695,900.09	3.22	605	80.39	8.104	93.13
2008-08	90	17,962,423.35	12.33	615	78.89	8.148	97.59
2008-09	85	15,512,773.19	10.65	610	84.31	8.647	84.57
2008-10	280	60,261,638.41	41.36	609	80.90	8.462	89.42
2008-11	60	11,351,459.18	7.79	609	84.93	8.826	97.07
2009-01	1	248,819.65	0.17	594	47.62	7.000	100.00
2009-07	9	1,962,553.29	1.35	604	71.54	7.825	100.00
2009-08	50	10,006,441.02	6.87	615	80.23	8.100	98.07
2009-09	15	2,632,370.01	1.81	618	89.76	8.633	88.04
2009-10	58	12,849,876.45	8.82	613	80.25	8.378	95.95
2009-11	8	1,766,509.04	1.21	641	87.08	8.198	83.33
2011-08	2	490,404.91	0.34	607	68.69	8.619	100.00
2011-10	22	4,639,659.71	3.18	623	76.88	7.665	93.61
2011-11	2	298,152.81	0.20	568	80.00	8.673	100.00
Total:	712	$145,696,591.35	100.00%	611	81.02%	8.390%	91.89%

GROUP I COLLATERAL

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	409	$64,825,890.85	34.83%	610	81.06%	8.705%	93.67%
12	59	11,817,518.96	6.35	638	78.76	8.301	88.21
24	380	73,116,728.71	39.29	610	81.64	8.405	92.44
30	3	534,151.96	0.29	598	85.20	8.450	100.00
36	200	35,819,476.28	19.25	635	77.54	7.978	95.28
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	292	$50,504,192.23	27.14%	608	82.44%	8.714%	87.04%
ARM 2/28 – 2Yr IO	1	235,000.00	0.13	645	68.12	7.500	100.00
ARM 2/28 – 40Yr Ball.	201	47,200,861.50	25.36	603	80.23	8.328	93.14
ARM 2/28 – 40Yr Dual	1	236,930.94	0.13	566	95.00	6.900	100.00
ARM 2/28 – 5Yr IO	41	10,147,646.24	5.45	637	80.85	7.919	95.87
ARM 2/28 – 50Yr Ball.	9	2,477,173.55	1.33	649	82.70	8.094	100.00
ARM 3/27	64	11,673,145.94	6.27	598	77.27	8.547	95.74
ARM 3/27 – 40Yr Ball.	59	13,639,281.91	7.33	622	83.07	8.149	96.10
ARM 3/27 – 40Yr Dual	1	136,668.91	0.07	598	95.00	8.650	100.00
ARM 3/27 – 5Yr IO	17	4,017,472.70	2.16	643	81.74	7.693	92.67
ARM 5/25	9	1,896,950.56	1.02	611	77.80	7.948	84.38
ARM 5/25 – 40Yr Ball.	14	2,977,525.20	1.60	611	74.44	7.816	100.00
ARM 5/25 – 5Yr IO	2	408,781.09	0.22	706	80.00	6.702	100.00
ARM 5/25 – 50Yr Ball.	1	144,960.58	0.08	634	84.91	8.875	100.00
Fixed 15Yr	12	1,005,084.18	0.54	674	64.56	7.902	93.67
Fixed 15Yr – 5Yr IO	1	135,000.00	0.07	591	81.82	9.750	100.00
Fixed 20Yr	8	1,288,921.33	0.69	623	79.21	8.836	87.84
Fixed 30Yr	271	31,600,379.20	16.98	635	79.06	8.608	97.88
Fixed - 30Yr – 5Yr IO	4	850,899.98	0.46	657	70.45	7.900	100.00
Fixed – Ball. 30/15	21	878,189.58	0.47	665	99.76	10.688	100.00
Fixed – Ball. 40/30	20	4,062,019.09	2.18	631	73.80	7.829	100.00
Fixed – Ball. 50/30	2	596,682.05	0.32	669	81.73	7.111	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP I COLLATERAL

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A4AL	620	$117,920,357.79	63.36%	624	80.62%	8.252%	92.36%
A4CG	2	656,187.90	0.35	727	66.26	6.865	100.00
A5AL	241	31,581,194.35	16.97	621	82.61	8.570	93.80
AMAL	51	9,724,298.41	5.22	584	77.25	8.531	95.03
AXAL	90	17,383,270.07	9.34	594	81.97	8.818	92.77
B AL	22	4,553,417.17	2.45	581	79.68	9.062	100.00
C AL	23	4,047,262.47	2.17	558	64.32	9.664	100.00
CMAL	2	247,778.60	0.13	554	77.58	9.676	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	926	$181,418,240.05	97.48%	616	79.98%	8.353%	92.99%
Second Lien	125	4,695,526.71	2.52	649	99.72	11.039	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	7	$505,158.70	0.27%	652	89.45%	8.730%	100.00%
5.01 - 10.00	7	347,769.14	0.19	632	97.21	9.834	100.00
10.01 - 15.00	15	1,846,841.41	0.99	616	80.03	8.286	100.00
15.01 - 20.00	16	1,458,304.09	0.78	616	78.59	8.868	91.80
20.01 - 25.00	35	5,337,992.28	2.87	623	82.51	8.563	85.22
25.01 - 30.00	78	12,605,258.85	6.77	627	81.41	8.259	86.83
30.01 - 35.00	100	16,933,281.84	9.10	625	78.06	8.437	92.62
35.01 - 40.00	133	22,672,085.34	12.18	617	78.58	8.342	96.14
40.01 - 45.00	206	38,065,115.93	20.45	622	80.81	8.305	93.74
45.01 - 50.00	279	52,477,311.16	28.20	620	82.24	8.453	91.50
50.01 - 55.00	174	33,506,785.12	18.00	597	78.89	8.538	96.50
55.01 - 60.00	1	357,862.90	0.19	527	85.00	9.825	100.00
Total:	1,051	$186,113,766.76	100.00%	617	80.47%	8.421%	93.17%

GROUP II COLLATERAL

PRINCIPAL BALANCE OF THE LOANS AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	76	$1,655,845.00	0.31%	650	99.81%	10.564%	94.15%
25,001 - 50,000	319	11,492,313.00	2.18	649	95.25	10.863	94.86
50,001 - 75,000	281	17,918,507.10	3.39	627	85.67	10.133	92.20
75,001 - 100,000	402	35,534,540.00	6.73	626	82.29	9.263	89.80
100,001 - 125,000	363	40,837,423.00	7.73	625	81.74	8.815	93.92
125,001 - 150,000	301	41,422,136.40	7.84	623	82.45	8.587	94.75
150,001 - 175,000	248	40,224,681.60	7.61	625	79.42	8.335	94.83
175,001 - 200,000	204	38,290,977.00	7.25	626	79.49	8.153	96.04
200,001 - 250,000	264	59,185,939.00	11.20	630	80.77	8.141	95.75
250,001 - 300,000	173	47,393,426.00	8.97	648	81.20	7.830	95.35
300,001 - 400,000	215	74,898,626.00	14.18	646	81.41	7.926	95.28
400,001 - 500,000	131	58,764,627.00	11.12	657	82.69	7.701	96.82
500,001 - 600,000	63	34,211,964.00	6.48	651	81.46	8.066	95.23
600,001 - 700,000	26	16,927,300.00	3.20	652	84.49	8.289	100.00
700,001 or greater	11	9,484,650.00	1.80	664	77.66	7.905	100.00
Total:	3,077	$528,242,955.10	100.00%	638	81.87%	8.342%	95.13%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	79	$1,724,847.26	0.33%	649	99.82%	10.599%	94.39%
25,001 - 50,000	317	11,445,074.57	2.17	649	94.88	10.852	94.85
50,001 - 75,000	284	18,128,678.79	3.44	627	85.38	10.112	91.90
75,001 - 100,000	399	35,251,667.09	6.68	626	82.51	9.262	89.95
100,001 - 125,000	362	40,655,323.85	7.71	625	81.75	8.819	93.91
125,001 - 150,000	304	41,794,158.44	7.92	622	82.44	8.589	94.81
150,001 - 175,000	246	39,873,325.35	7.56	626	79.40	8.326	94.79
175,001 - 200,000	205	38,455,374.78	7.29	624	79.46	8.145	96.07
200,001 - 250,000	263	58,939,965.16	11.18	631	80.79	8.150	95.74
250,001 - 300,000	172	47,073,350.61	8.93	648	81.20	7.827	95.32
300,001 - 400,000	215	74,784,297.41	14.18	646	81.41	7.926	95.28
400,001 - 500,000	131	58,693,308.99	11.13	657	82.69	7.701	96.82
500,001 - 600,000	63	34,179,080.34	6.48	651	81.46	8.066	95.23
600,001 - 700,000	26	16,906,167.15	3.21	652	84.49	8.289	100.00
700,001 or greater	11	9,471,391.41	1.80	664	77.66	7.905	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

FICO SCORES OF THE LOANS

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
500	3	$319,539.28	0.06%	500	64.13%	8.759%	100.00%
501 - 525	97	13,522,676.24	2.56	514	71.84	9.088	98.65
526 - 550	170	25,987,961.88	4.93	539	73.52	8.686	97.67
551 - 575	246	43,691,309.20	8.28	564	77.97	8.836	98.64
576 - 600	370	63,694,164.03	12.08	589	81.39	8.433	97.63
601 - 625	513	82,797,887.41	15.70	613	83.38	8.464	95.30
626 - 650	556	90,233,776.17	17.11	638	84.71	8.440	97.40
651 - 675	418	70,550,822.48	13.38	663	83.91	8.314	94.56
676 - 700	262	50,158,668.97	9.51	687	83.38	8.073	94.74
701 - 725	215	38,967,784.67	7.39	711	81.52	7.860	89.72
726 - 750	123	24,567,287.16	4.66	738	82.32	7.841	93.19
751 - 775	62	13,069,670.60	2.48	762	78.50	7.383	85.48
776 - 800	35	8,303,624.29	1.57	789	84.08	7.649	72.05
801 - 825	7	1,510,838.82	0.29	803	74.47	7.854	87.79
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	156	$11,403,335.04	2.16%	664	91.82%	10.745%	98.80%
181 - 240	6	698,668.98	0.13	665	80.53	7.501	100.00
241 - 300	1	99,178.06	0.02	675	23.92	7.075	100.00
301 - 360	2,914	515,174,829.12	97.69	637	81.67	8.290	95.04
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	156	$11,403,335.04	2.16%	664	91.82%	10.745%	98.80%
181 - 348	19	3,927,697.62	0.74	668	77.55	7.212	94.58
349 - 360	2,902	512,044,978.54	97.09	637	81.69	8.297	95.05
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	2,276	$379,521,628.46	71.96%	633	81.65%	8.302%	96.11%
Detached PUD	367	68,856,530.99	13.06	638	81.66	8.400	96.11
2-to-4 family units	141	35,417,410.37	6.72	673	83.17	8.380	90.97
Condo < 5 Stories	229	33,627,494.16	6.38	656	83.63	8.613	89.11
Attached PUD	29	5,274,699.18	1.00	671	82.49	8.252	79.27
Townhouse	26	3,293,877.89	0.62	614	80.39	8.450	96.92
Condo > 8 Stories	5	946,714.59	0.18	674	74.84	8.211	80.75
Leasehold	2	266,980.80	0.05	588	90.00	9.896	100.00
Condo 5-8 Stories	2	170,674.76	0.03	630	97.14	10.177	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Owner Occupied	2,898	$501,700,257.85	95.13%	636	81.85%	8.323%	100.00%
Investment Prop.	108	15,784,971.60	2.99	675	80.91	8.639	0.00
Second Home	71	9,890,781.75	1.88	682	84.65	8.836	0.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,718	$267,348,156.41	50.69%	654	85.20%	8.607%	94.66%
Cashout Refi.	1,142	224,287,762.60	42.53	619	78.35	8.092	96.06
Rate/Term Refi.	217	35,740,092.19	6.78	636	79.09	7.922	92.84
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS*

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	101	$11,680,587.30	2.21%	615	38.91%	7.745%	91.94%
50.01 - 60.00	87	15,918,755.21	3.02	605	55.70	7.650	97.96
60.01 - 70.00	204	36,663,476.52	6.95	606	66.35	7.989	94.85
70.01 - 80.00	1,179	250,826,681.94	47.56	649	79.10	7.857	96.37
80.01 - 90.00	533	111,264,366.47	21.10	620	87.42	8.398	92.39
90.01 - 100.00	973	101,022,143.76	19.16	649	97.38	9.788	95.09
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

* Original LTV with respect to First Lien loans, Combined LTV with respect to Second Lien loans.

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	101	$11,680,587.30	2.21%	615	38.91%	7.745%	91.94%
50.01 - 60.00	85	15,670,280.66	2.97	605	55.70	7.646	98.53
60.01 - 70.00	204	36,576,992.50	6.94	605	66.28	7.995	94.83
70.01 - 75.00	144	26,837,285.32	5.09	615	73.86	7.805	94.42
75.01 - 80.00	332	64,232,030.45	12.18	619	79.34	8.073	91.35
80.01 - 85.00	215	45,327,499.17	8.59	616	84.12	8.314	88.25
85.01 - 90.00	304	64,501,403.01	12.23	624	89.44	8.413	95.26
90.01 - 95.00	262	55,332,773.26	10.49	640	92.44	8.685	95.73
95.01 - 100.00	1,430	207,217,159.53	39.29	665	85.18	8.534	97.67
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	495	$131,554,258.39	24.95%	654	80.85%	7.984%	98.15%
Florida	401	72,492,194.51	13.75	628	80.07	8.381	91.34
New York	101	29,722,208.42	5.64	657	81.55	8.184	97.07
Texas	293	28,428,755.98	5.39	633	83.36	8.606	93.87
Arizona	154	25,011,780.99	4.74	646	82.25	8.244	94.19
Illinois	121	20,700,375.99	3.93	646	85.17	8.636	92.92
Maryland	90	18,344,816.39	3.48	630	80.89	8.213	97.65
Virginia	101	17,756,012.22	3.37	619	78.48	8.083	95.04
New Jersey	65	15,174,536.37	2.88	654	85.53	8.765	88.23
Michigan	137	15,152,440.41	2.87	624	85.00	9.031	93.99
Washington	69	12,105,580.81	2.30	626	81.76	8.178	98.71
Georgia	80	10,643,005.37	2.02	637	87.17	8.921	91.59
Pennsylvania	89	9,792,556.31	1.86	604	82.78	8.669	97.16
Ohio	82	9,119,262.12	1.73	628	85.06	8.614	90.30
Colorado	59	8,888,458.46	1.69	646	82.98	8.223	96.22
Connecticut	36	8,242,495.50	1.56	649	82.54	7.794	98.10
Massachusetts	40	8,198,971.72	1.55	637	82.93	8.409	96.10
Nevada	40	8,157,175.95	1.55	636	80.71	8.309	100.00
Minnesota	44	6,906,479.12	1.31	615	79.73	8.408	97.76
Tennessee	55	6,075,020.95	1.15	611	84.05	8.671	92.27
Louisiana	52	5,931,124.12	1.12	607	82.90	9.149	97.81
Oregon	33	5,482,908.56	1.04	615	79.27	8.268	97.75
Alabama	41	4,830,916.32	0.92	592	86.31	9.276	96.86
Missouri	41	4,470,520.95	0.85	612	87.59	9.143	95.03
Rhode Island	18	3,856,457.05	0.73	643	77.75	7.720	98.42
Utah	23	3,641,112.54	0.69	642	78.51	7.884	93.23
Indiana	33	3,558,654.48	0.67	626	86.62	8.841	94.04
Wisconsin	31	3,052,386.67	0.58	623	80.87	9.040	93.04
Hawaii	10	3,025,886.57	0.57	679	78.38	8.396	100.00
New Hampshire	18	2,873,902.53	0.54	627	80.66	7.608	96.64
North Carolina	28	2,355,304.10	0.45	621	86.49	9.503	88.50
Maine	20	2,247,672.71	0.43	636	81.25	8.282	86.73
Mississippi	20	2,229,547.65	0.42	598	80.59	8.894	97.76
South Carolina	17	2,157,752.32	0.41	621	92.04	9.505	80.06
Delaware	14	2,101,546.23	0.40	618	68.44	8.082	77.02
Oklahoma	24	2,046,443.17	0.39	626	87.90	9.100	100.00
Arkansas	17	1,716,223.26	0.33	632	89.55	8.646	90.83

GROUP II COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONT’D)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
New Mexico	12	$1,352,189.92	0.26%	619	85.21%	8.782%	100.00%
Kentucky	15	1,238,996.33	0.23	610	79.67	8.729	90.81
Vermont	7	1,128,034.91	0.21	619	77.00	7.712	100.00
Iowa	12	1,115,902.64	0.21	611	90.50	9.432	100.00
Washington DC	2	876,910.45	0.17	590	59.10	8.017	100.00
Kansas	9	793,913.41	0.15	626	82.23	8.998	90.92
Idaho	7	789,850.07	0.15	616	82.12	8.646	100.00
Nebraska	9	758,353.92	0.14	579	84.28	8.793	92.19
Montana	6	741,220.91	0.14	668	81.33	8.533	48.19
North Dakota	2	242,947.60	0.05	667	80.00	7.454	100.00
South Dakota	2	154,951.38	0.03	625	85.13	8.644	100.00
West Virginia	1	99,426.47	0.02	626	84.39	8.125	100.00
Alaska	1	38,567.98	0.01	642	100.00	12.200	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%
Number of States Represented: 49 and the District of Columbia

LOAN PROGRAMS OF THE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Doc.	1,905	$304,407,083.65	57.72%	622	81.36%	8.131%	96.55%
Stated Doc.	1,172	222,968,927.55	42.28	660	82.58	8.630	93.20
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	30	$9,870,896.47	1.87%	704	72.77%	5.933%	100.00%
6.001 - 6.500	79	21,392,051.61	4.06	688	74.45	6.344	96.54
6.501 - 7.000	188	43,862,586.90	8.32	668	77.42	6.824	98.39
7.001 - 7.500	300	70,117,188.71	13.30	655	78.70	7.329	98.37
7.501 - 8.000	440	100,705,297.80	19.10	644	79.55	7.797	95.72
8.001 - 8.500	387	75,431,144.34	14.30	626	79.33	8.311	93.29
8.501 - 9.000	451	84,275,119.99	15.98	616	82.12	8.780	93.32
9.001 - 9.500	248	39,275,052.66	7.45	608	86.34	9.273	90.87
9.501 - 10.000	286	32,645,062.16	6.19	602	88.40	9.816	94.07
10.001 - 10.500	144	12,540,767.32	2.38	613	91.63	10.295	96.07
10.501 - 11.000	119	10,960,356.93	2.08	627	92.44	10.776	93.56
11.001 - 11.500	177	11,783,996.76	2.23	675	98.75	11.321	91.91
11.501 - 12.000	141	8,995,850.53	1.71	648	98.62	11.766	97.17
12.001 - 12.500	64	4,244,392.56	0.80	652	99.10	12.290	97.03
12.501 - 13.000	21	1,118,250.49	0.21	619	99.54	12.752	97.79
13.001 - 13.500	2	157,995.97	0.03	615	100.00	13.245	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
8.501 - 9.000	1	$284,000.00	0.07%	651	80.00%	5.999%	100.00%
11.501 - 12.000	20	7,193,085.55	1.84	692	72.67	5.963	100.00
12.001 - 12.500	33	9,082,273.49	2.33	667	79.22	6.344	100.00
12.501 - 13.000	88	21,699,064.11	5.56	672	77.38	6.778	98.57
13.001 - 13.500	172	41,460,964.18	10.63	652	79.00	7.240	96.60
13.501 - 14.000	290	68,563,914.43	17.58	641	79.67	7.652	97.01
14.001 - 14.500	275	62,908,971.99	16.13	637	80.42	8.038	96.14
14.501 - 15.000	362	78,973,271.93	20.25	632	83.13	8.433	94.15
15.001 - 15.500	214	40,899,871.23	10.48	611	83.90	8.923	89.77
15.501 - 16.000	175	37,864,889.97	9.71	612	84.19	9.289	96.27
16.001 - 16.500	61	11,141,687.28	2.86	597	86.79	9.769	94.83
16.501 - 17.000	41	7,103,010.01	1.82	596	86.47	10.188	98.43
17.001 - 17.500	12	1,838,032.27	0.47	583	83.83	10.466	51.25
17.501 - 18.000	10	1,068,556.95	0.27	606	85.14	10.703	58.53
Total:	1,754	$390,081,593.39	100.00%	635	81.40%	8.138%	95.27%

GROUP II COLLATERAL

GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2.501 - 3.000	1	$482,912.71	0.12%	621	40.42%	7.750%	0.00%
3.001 - 3.500	11	2,023,076.35	0.52	630	77.46	7.070	93.76
3.501 - 4.000	36	8,288,111.81	2.12	644	75.08	6.804	100.00
4.001 - 4.500	66	14,584,996.52	3.74	631	75.76	7.404	94.58
4.501 - 5.000	133	31,017,951.64	7.95	652	78.35	7.277	96.10
5.001 - 5.500	159	31,698,822.00	8.13	634	80.43	7.851	96.22
5.501 - 6.000	256	55,990,088.80	14.35	648	82.65	7.935	96.24
6.001 - 6.500	506	116,784,361.58	29.94	639	81.62	8.069	94.22
6.501 - 7.000	255	57,502,032.07	14.74	633	82.00	8.306	95.44
7.001 - 7.500	152	31,984,559.71	8.20	614	81.61	8.768	97.02
7.501 - 8.000	169	37,982,152.88	9.74	609	85.18	9.370	94.44
8.001 - 8.500	9	1,496,024.29	0.38	607	88.15	9.683	93.65
9.001 - 9.500	1	246,503.03	0.06	570	65.00	9.450	100.00
Total:	1,754	$390,081,593.39	100.00%	635	81.40%	8.138%	95.27%

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2007-09	1	$288,000.00	0.07%	619	80.00%	7.900%	100.00%
2007-12	1	356,545.36	0.09	676	90.00	7.720	100.00
2008-01	2	1,022,199.45	0.26	668	89.16	6.858	100.00
2008-02	4	1,044,630.79	0.27	646	82.68	7.645	100.00
2008-06	9	3,111,842.42	0.80	624	89.55	7.876	100.00
2008-07	35	6,338,235.57	1.62	613	80.41	7.966	100.00
2008-08	229	54,459,232.19	13.96	626	79.55	8.103	97.20
2008-09	239	51,525,760.14	13.21	645	83.89	8.258	94.87
2008-10	627	148,749,435.51	38.13	639	80.79	8.179	93.23
2008-11	277	47,418,924.43	12.16	609	81.88	8.455	96.02
2009-04	1	85,439.47	0.02	593	86.00	8.125	100.00
2009-06	2	159,475.40	0.04	684	77.94	7.111	100.00
2009-07	13	2,309,041.19	0.59	641	75.46	7.552	100.00
2009-08	104	25,416,357.69	6.52	643	80.08	7.266	98.33
2009-09	38	9,875,975.92	2.53	639	84.75	8.460	95.91
2009-10	77	20,345,015.20	5.22	647	83.30	8.329	98.15
2009-11	51	7,862,435.48	2.02	618	79.15	8.398	90.49

GROUP II COLLATERAL

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE LOANS (CONT’D)

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2011-07	1	$157,423.57	0.04%	586	95.00%	7.990%	100.00%
2011-08	4	738,989.98	0.19	662	82.65	6.950	82.91
2011-09	8	1,542,667.48	0.40	617	88.90	7.844	100.00
2011-10	30	7,136,340.36	1.83	664	79.57	7.354	96.54
2011-11	1	137,625.79	0.04	588	81.18	7.700	100.00
Total:	1,754	$390,081,593.39	100.00%	635	81.40%	8.138%	95.27%

ORIGINAL MONTHS TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Months to Expiration of Prepayment Penalty	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	957	$143,807,571.20	27.27%	638	83.02%	8.818%	93.19%
12	144	36,136,955.20	6.85	653	80.02	8.141	95.80
24	1,248	226,539,945.41	42.96	632	82.69	8.327	96.01
36	721	119,905,083.79	22.74	646	79.51	7.861	95.57
48	1	190,000.00	0.04	613	95.00	8.875	100.00
60	6	796,455.60	0.15	655	81.13	7.799	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 2/28	746	$127,246,610.02	24.13%	617	81.39%	8.562%	92.30%
ARM 2/28 – 10Yr IO	1	174,400.00	0.03	626	80.00	8.250	100.00
ARM 2/28 – 2Yr IO	3	1,222,450.00	0.23	653	84.79	7.634	100.00
ARM 2/28 – 40Yr Ball.	449	116,776,222.54	22.14	628	81.09	8.123	96.54
ARM 2/28 – 40Yr Dual	5	1,492,625.93	0.28	609	86.06	8.095	100.00
ARM 2/28 – 45Yr Ball.	1	485,698.31	0.09	650	90.00	8.625	100.00
ARM 2/28 – 5Yr IO	195	58,850,365.72	11.16	669	81.45	7.655	96.54
ARM 2/28 – 50Yr Ball.	24	8,066,433.34	1.53	680	82.66	7.911	97.04
ARM 3/27	139	24,337,863.51	4.61	620	80.79	8.289	92.48
ARM 3/27 – 40Yr Ball.	94	25,631,519.92	4.86	646	83.48	8.022	99.52
ARM 3/27 – 5Yr IO	43	13,104,149.07	2.48	668	79.02	7.043	100.00
ARM 3/27 – 50Yr Ball.	10	2,980,207.85	0.57	640	81.10	7.831	100.00
ARM 5/25	9	1,373,375.83	0.26	637	82.68	7.696	82.03
ARM 5/25 – 40Yr Ball.	15	3,174,253.77	0.60	625	81.81	7.738	100.00
ARM 5/25 – 40Yr Dual	2	351,112.27	0.07	610	94.80	7.802	100.00
ARM 5/25 – 5Yr IO	10	3,069,143.98	0.58	696	80.64	6.989	100.00
ARM 5/25 – 50Yr Ball.	8	1,745,161.33	0.33	655	79.18	7.283	92.76
Fixed 15Yr	28	2,536,110.83	0.48	623	65.65	8.377	94.61
Fixed 20Yr	6	698,668.98	0.13	665	80.53	7.501	100.00
Fixed 25Yr	1	99,178.06	0.02	675	23.92	7.075	100.00
Fixed 30Yr	1,077	108,631,736.32	20.60	643	83.11	8.941	93.73
Fixed 30Yr – 10Yr IO	1	190,000.00	0.04	613	95.00	8.875	100.00
Fixed 30Yr – 5Yr IO	13	2,378,293.86	0.45	680	83.06	7.751	100.00
Fixed Ball. 30/15	128	8,867,224.21	1.68	676	99.30	11.422	100.00
Fixed Ball. 40/30	66	13,372,421.39	2.54	659	77.61	7.552	97.90
Fixed Ball. 50/30	3	520,784.16	0.10	685	75.33	7.798	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A1NC	1	$107,304.45	0.02%	787	100.00%	8.530%	0.00%
A4AL	1,264	241,266,870.45	45.75	642	81.76	8.157	92.35
A4CG	7	1,316,910.23	0.25	691	76.10	7.389	83.82
A4SR	49	6,140,700.19	1.16	631	79.78	8.152	94.55
A5AL	1,384	210,805,478.64	39.97	647	84.03	8.530	98.07
A5NC	1	146,089.30	0.03	629	88.64	8.990	100.00
AMAL	102	18,726,484.58	3.55	585	77.09	8.565	92.79
AMSR	4	396,132.25	0.08	575	59.66	8.770	79.34
AXAL	167	30,924,762.65	5.86	605	79.46	8.225	98.64
AXSR	9	1,152,281.42	0.22	627	77.53	9.113	100.00
B AL	40	8,149,701.02	1.55	570	65.72	8.533	95.65
C AL	48	8,089,218.53	1.53	585	69.62	8.821	96.43
CMAL	1	154,077.49	0.03	610	75.00	9.100	100.00
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,395	$487,944,690.92	92.52%	636	80.43%	8.110%	94.97%
Second Lien	682	39,431,320.28	7.48	665	99.69	11.215	97.18
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

GROUP II COLLATERAL

DTI RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Not Provided	64	$8,448,328.13	1.60%	630	79.14%	8.291%	95.07%
0.01 - 5.00	41	5,809,865.63	1.10	659	87.74	8.416	96.94
5.01 - 10.00	61	6,417,006.25	1.22	646	88.57	9.107	91.53
10.01 - 15.00	77	9,247,487.70	1.75	650	82.24	8.635	93.15
15.01 - 20.00	72	9,006,521.38	1.71	646	79.52	8.386	89.16
20.01 - 25.00	125	16,562,548.78	3.14	634	80.86	8.387	86.53
25.01 - 30.00	202	27,524,342.93	5.22	632	80.80	8.445	92.60
30.01 - 35.00	290	45,228,266.25	8.58	636	81.43	8.305	95.46
35.01 - 40.00	395	61,517,514.03	11.66	639	81.96	8.368	93.73
40.01 - 45.00	622	111,584,418.57	21.16	649	82.23	8.332	94.22
45.01 - 50.00	763	155,892,952.07	29.56	643	82.80	8.309	97.96
50.01 - 55.00	360	68,746,322.95	13.04	608	79.52	8.272	95.79
55.01 - 60.00	5	1,390,436.53	0.26	607	84.20	7.853	83.84
Total:	3,077	$527,376,011.20	100.00%	638	81.87%	8.342%	95.13%

Credit Suisse Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)
	Julian Torres	(5-2940)

Structuring
	Kashif Gilani	(5-8697)

Collateral
	Rotimi Akeredolu	(6-5587)
	Harry Jao	(6-3549)
	Ivan Karaivanov	(6-1636)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Michael Dougherty	(212) 438-6891
Fitch:	Laura Pokojni	(212) 908-0228
Moody’s:	Sachar Gonen	(212) 553-3711

Term Sheet Supplement
(For use with base prospectus dated November 29, 2006)

DLJ Mortgage Capital, Inc.

Sponsor and Seller

Asset Backed Securities Corporation

Depositor

Asset Backed Securities Corporation Program

Asset Backed Pass-Through Certificates
(Issuable in Series)

The Trust

The trust, also referred to as the issuing entity, will be established to hold assets transferred to it by the depositor.  The assets of the trust will be specified in the prospectus supplement for the particular series of certificates and will consist of a pool of subprime, fully amortizing and balloon, interest-only, fixed rate and adjustable-rate mortgage loans secured by first and second liens on residential properties.

The mortgage loans are either fixed-rate mortgage loans or generally provide for a fixed interest rate during an initial period of six-months or two, three, five, seven, ten or fifteen years, from the date of the origination of the related mortgage loan and thereafter provide for adjustments to the interest rate generally every six months based on the six-month LIBOR index or such other index specified in the related mortgage note.

The issuing entity will make one or more REMIC elections for federal income tax purposes.

Offered Certificates

The depositor will sell the offered certificates of any series pursuant to a prospectus supplement and the related base prospectus.  The certificates will be issued in a series related to the issuing entity, having its own designation.  The series will be issued in one or more classes of senior certificates and one or more classes of subordinate certificates.  Each class will evidence beneficial ownership of, and the right to a specified portion of future payments on, the mortgage loans and any other assets included in the trust.  A term sheet may accompany this term sheet supplement for any series and may set forth additional information about the mortgage loans, the certificates and the trust for that series.

The offered certificates will represent ownership interests only in the trust to which this term sheet supplement relates, and will not represent ownership interests in or obligations of the sponsor, the depositor, the seller, the servicers, any master servicer, any trust administrator, any special servicer, any back up servicer, the trustee, each underwriter, the loan performance advisor or any of their affiliates.

Credit Enhancement

Credit enhancement for all of these certificates may be provided by excess interest, overcollateralization, subordination and a swap agreement.

You should consider carefully the risk factors beginning on page 6 in this term sheet supplement.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES WITH A FILE NUMBER OF 333-131465.  BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS ASSET BACKED SECURITIES CORPORATION HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT ASSET BACKED SECURITIES CORPORATION AND THIS OFFERING.  YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV.   ALTERNATIVELY, ASSET BACKED SECURITIES CORPORATION, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-221-1037.

Credit Suisse

Important Notice about information presented in this term sheet supplement, any related term sheet and the related base prospectus.

You should rely only on the information contained in this document or to which we have referred you in this term sheet supplement.  We have not authorized anyone to provide you with different information.  You should not assume that the information in this free writing prospectus or the related base prospectus is accurate as of any date other than the date on the front of this document.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-131465.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated or that the levels of subordination may change), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

(a)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)

in any other circumstances which do not require the publication by the issuing entity of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of certificates to the public” in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

Each underwriter has represented and agreed that:

(a)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the “FSMA”)) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuing entity; and

(b)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

Belgium

The information contained in this term sheet supplement and accompanying prospectus may not be disclosed to the public in Belgium.  The securities may only be offered, directly or indirectly, in Belgium (a) for a minimum of €50,000 (or its foreign currency) per investor only; or (b) to professional or institutional investors as defined in Article 2.1(e)(i) to (iii) of Directive 2003/71/EC or as referred to in Article 3, 2° of the Belgian Royal Decree of 7 July 1999 on the public character of financial operations, each acting on their own account.

This term sheet supplement has not been and will not be submitted to nor approved by the Belgian Banking, Finance and Insurance Commission (Commission bancaire, financière et des assurances/Commissie voor the Bank-, Financie- en Assurantiewezen) and accordingly may not be used in connection with any offering or sale of securities in Belgium except as may otherwise be permitted by law.

Hong Kong Warning

The contents of this document have not been reviewed by any regulatory authority in Hong Kong.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.  This term sheet supplement and accompanying prospectus have not been authorized by the Securities and Futures Commission and therefore the securities may not be offered or sold in Hong Kong by means of this term sheet supplement or any other document other than:  (a) to “professional investors” as such term is defined in the Securities and Futures Ordinance, Cap.  571 of the laws of Hong Kong (“SFO”); or (b) in circumstances which do not constitute an offer or an invitation to the public for the purposes of the SFO.  Offers of the securities will not be and may not be made to any person in Hong Kong other than a person to whom this term sheet supplement and accompanying prospectus have been issued by, or on behalf of, the issuing entity and who meets the criteria described in (a) or (b) above.  No person to whom this term sheet supplement and accompanying prospectus is given may issue, circulate or distribute it in Hong Kong or make or give a copy of this term sheet supplement and accompanying prospectus to any person.

TABLE OF CONTENTS

TERM SHEET SUPPLEMENT

Page

RISK FACTORS

6

THE MORTGAGE POOL

17

THE SPONSOR AND THE SELLER

21

STATIC POOL INFORMATION

21

THE DEPOSITOR

21

THE ISSUING ENTITY

21

THE ORIGINATOR

22

THE SERVICER

22

THE MASTER SERVICER AND TRUST ADMINISTRATOR

22

THE SWAP COUNTERPARTY

23

THE LOAN PERFORMANCE ADVISOR

24

DESCRIPTION OF THE CERTIFICATES

24

THE POOLING AGREEMENT

45

FEES AND EXPENSES OF THE TRUST

54

YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

56

USE OF PROCEEDS

59

FEDERAL INCOME TAX CONSEQUENCES

59

ERISA CONSIDERATIONS

62

LEGAL INVESTMENT CONSIDERATIONS

63

METHOD OF DISTRIBUTION

64

LEGAL MATTERS

64

ACCOUNTING CONSIDERATIONS

64

RATINGS

64

LEGAL PROCEEDINGS

65

AFFILIATIONS AND RELATED TRANSACTIONS

65

INDEX OF DEFINED TERMS

66

ANNEX I

I-1

RISK FACTORS

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates. You should also carefully consider the information set forth under “Risk Factors” in the base prospectus.

The offered certificates are not suitable investments for all investors. In particular, you are encouraged to not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

The underwriting standards used to originate the mortgage loans are not as stringent as those of Fannie Mae and Freddie Mac, which may result in losses

The underwriting standards used to originate the mortgage loans are primarily intended to assess the value of the mortgaged property and to evaluate the adequacy of that property as collateral for the mortgage loan and the applicant’s credit standing and ability to repay.  The mortgage loans are primarily provided to borrowers who do not qualify for loans conforming to Fannie Mae and Freddie Mac guidelines but who generally have equity in their property.  While the primary consideration in underwriting such a mortgage loan generally is the value and adequacy of the mortgaged property as collateral, an originator may also consider, among other things, a mortgagor’s credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property.  The underwriting standards of an originator will not prohibit a mortgagor from obtaining secondary financing at the time of origination of the first lien, which secondary financing would reduce the equity the mortgagor would otherwise have in the related mortgaged property as indicated in the loan-to-value ratio determination of an originator.

The mortgage loans may have been made to mortgagors with imperfect credit histories, ranging from minor delinquencies to bankruptcy or mortgagors with relatively high ratios of monthly mortgage payments to income or relatively high ratios of total monthly credit payments to income.

As a result of these underwriting standards, the mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner.

Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated in a more traditional manner.  We cannot assure you that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.

Balloon loans have a greater degree of risk of default

A portion of the mortgage loans may not fully amortize over their terms to maturity and, thus, such mortgage loans will require principal payments at their stated maturity, which may be substantially greater than the monthly payments otherwise due on such mortgage loans (i.e., balloon payments).  Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend on the mortgagor’s ability either to timely refinance the mortgage loan or to timely sell the mortgaged property.  The ability of a mortgagor to refinance the mortgage loan or sell the related mortgaged property will be affected by a number of factors, including:

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the level of available mortgage interest rates at the time of refinancing or sale;

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the mortgagor’s equity in the related mortgaged property;

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prevailing general economic conditions; and

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the availability of credit for residential properties generally.

Dual amortization loans have a greater degree of risk of default

A portion of the mortgage loans may provide for an original term to maturity of thirty years, but amortize for a certain number of years based on one amortization schedule and for the remaining years until maturity on a different amortization schedule (e.g., a thirty year mortgage loan that amortizes for the first ten years based on a forty year amortization schedule and for the last 20 years based on a twenty year amortization schedule).  Such mortgage loans are referred to herein as dual amortization loans.  After the first amortization schedule period, the monthly payments on these dual amortization loans increase to fully amortize such mortgage loans by maturity.  Similar to balloon loans, dual amortization loans will pose special payment risk due to the increased payments required beginning in the second amortization schedule.  In addition, the first amortization schedule will also result in a slower rate of principal payments on the dual amortization loans and the related offered certificates than if these dual amortization loans amortized based on a thirty year amortization schedule.

Unpredictability of prepayments may adversely affect your yield

Borrowers may prepay their mortgage loans in whole or in part at any time.  We cannot predict the rate at which borrowers will repay their mortgage loans.  A prepayment of a mortgage loan will result in accelerated payments of principal on the certificates.

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If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

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If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

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The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates.  Generally, if interest rates decline, mortgage loan prepayments may increase due to the availability of fixed-rate mortgage loans or other adjustable-rate mortgage loans at lower interest rates. Conversely, if prevailing interest rates rise significantly, the prepayments on the mortgage loans may decrease.

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A portion of the mortgage loans may require the mortgagor to pay a charge in certain instances if the mortgagor prepays such mortgage loan during a stated period, which may be from inception to 12, 24, 36, 48 or 60 months, as applicable, from the date of origination of that mortgage loan.  A prepayment charge may or may not discourage a mortgagor from prepaying the mortgage loan during the applicable period.

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An originator or the seller, as applicable, may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties occur and have not been cured.  In addition, the servicer (or the master servicer, if applicable) or the majority holder of the Class X Certificates, as applicable, has the option to purchase mortgage loans that become 90 days or more delinquent, subject to certain limitations and conditions described in the related Pooling Agreement.  These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

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If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

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The overcollateralization provisions may result in an accelerated rate of principal distributions to holders of the more senior classes of offered certificates.

See “Yield, Prepayment and Maturity Considerations” in this term sheet supplement for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

Credit enhancement for the offered certificates may be inadequate

The credit enhancement features described in this term sheet supplement are intended to enhance the likelihood that holders of the related classes of certificates will receive regular payments of interest and principal, as applicable.  However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans.  If delinquencies or defaults occur on the mortgage loans, none of any master servicer, any servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered.

If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

Excess interest generated by the mortgage loans may be insufficient to maintain overcollateralization

We expect the mortgage loans to generate more interest than is needed to pay interest owed on the related classes of certificates and to pay certain fees and expenses of the trust.  Any excess interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans.  After these financial obligations of the trust are covered, the available excess interest generated by the mortgage loans will be used, if necessary, to maintain overcollateralization.  We cannot assure you, however, that enough excess interest will be generated to maintain the required level of overcollateralization.  The factors described below will affect the amount of excess interest that the mortgage loans will generate.

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Every time a mortgage loan is prepaid in full or in part, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

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Every time a mortgage loan is liquidated or written off, excess interest may be reduced because such mortgage loan will no longer be outstanding and generating interest.

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If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on the applicable date to make required distributions on the related certificates.

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A portion of the mortgage loans are adjustable-rate mortgage loans.  The first adjustment of the loan rates for these mortgage loans will not occur for six-months or two, three, five, seven, ten or fifteen years after the date of origination.  As a result, the pass-through rates on certain classes of related certificates may increase relative to the interest rates on the mortgage loans, or may remain constant as the interest rates on the mortgage loans decline.  In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the related certificates.

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An issuing entity may enter into a swap agreement with a swap counterparty.  If a trust swap payment exceeds the counterparty payment, such excess will be distributed to the swap counterparty under the swap agreement and will not be available for distribution to the related certificateholders and will reduce the amount of excess interest available, if any.

Mortgage loan rates may adversely affect the yield on the LIBOR Certificates

The LIBOR Certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins, but are subject to a limit.  The limit on the pass-through rates on such LIBOR Certificates, in general, is based on the weighted average of the interest rates on the related mortgage loans net of certain fees and expenses of the trust, as adjusted for net trust swap payments and certain swap termination payments, if any, required to be made to the swap counterparty.  The loan rates on the mortgage loans are either fixed-rate or adjust based on a six-month LIBOR index after an initial fixed-rate period.  All of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates.  As a result, the LIBOR Certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

A variety of factors could limit the pass-through rates on the LIBOR Certificates and may adversely affect the yields to maturity on such LIBOR Certificates.  Some of these factors are described below.

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The pass-through rates for the LIBOR Certificates adjust monthly while the loan rates on the mortgage loans either do not adjust or adjust less frequently.  Consequently, the rate cap on the LIBOR Certificates may limit increases in the pass-through rates for extended periods in a rising interest rate environment.

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Six-month LIBOR may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that the six-month LIBOR rate applicable to the adjustable-rate mortgage loans may decline while the one-month LIBOR rate applicable to the LIBOR Certificates is stable or rising, increasing the likelihood that the pass-through rate applicable to one or more classes of LIBOR Certificates is subject to the rate cap. It is also possible that the six-month LIBOR rate applicable to the adjustable-rate mortgage loans and the one-month LIBOR rate applicable to the LIBOR Certificates may decline or increase during the same period, but one-month LIBOR may decline more slowly or increase more rapidly.

If the pass-through rates on the LIBOR Certificates are limited for any distribution date, the resulting basis risk shortfalls may be recovered by the holders of these classes of certificates on such distribution date or on future distribution dates to the extent that there is sufficient cashflow available under the swap agreement and if there are available funds remaining after distributions on the LIBOR Certificates, net trust payments to the swap counterparty, if any, and the payment of certain fees and expenses of the trust.  No assurances can be given that such additional funds will be available.

Certificateholders are subject to the Credit Risk of the Swap Counterparty

Payments required to be made to the supplemental interest trust by the swap counterparty under the swap agreement are subject to the credit risk of the swap counterparty.  Although there is a mechanism in place to facilitate the replacement of the swap counterparty upon the default or credit impairment of the swap counterparty, there can be no assurance that any such mechanism will result in the ability of the trustee to obtain a suitable replacement swap agreement.

The Mezzanine Certificates involve additional risks

The weighted average lives of, and the yields to maturity on, the classes of the Mezzanine Certificates will be progressively more sensitive, in the order of their priority of payment, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans.  If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of those certificates may be lower than the yield anticipated by such investor.  The timing of losses on the mortgage loans will also affect an investor’s actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor’s expectations.  In general, the earlier a loss occurs, the greater the effect on an investor’s yield to maturity.  Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and the amount of overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the class of Mezzanine Certificates then outstanding with the lowest payment priority for interest distributions.  As a result of these reductions, less interest will accrue on that class of Mezzanine Certificates than would otherwise be the case.  Once a realized loss is allocated to a Mezzanine Certificate, no amounts will generally be distributable with respect to the written down amount, except as described herein.  However, the amount of any realized losses allocated to the Mezzanine Certificates may be paid to the holders of the Mezzanine Certificates according to the priorities set forth under “Description of the Certificates—Overcollateralization Provisions” and “—The Swap Agreement” in this term sheet supplement.  Unless the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the Mezzanine Certificates will not be entitled to any principal distributions until the Step-Down Date.  As a result, the weighted average lives of those certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time.  As a result of the longer weighted average lives of such certificates, the holders of those certificates have a greater risk of suffering a loss on their investments.

Yields on the Mezzanine Certificates are sensitive to prepayments and losses

The multiple class structure of the Mezzanine Certificates causes the yield of such classes to be particularly sensitive to changes in the prepayment rates of the mortgage loans.  Because distributions of principal will be made to such certificates according to the priorities described in this term sheet supplement and any related term sheet, the yield to maturity on such certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes.  The yield to maturity on those certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing thereof), to the extent the losses are not covered by excess interest, net counterparty payments made by the swap counterparty under the swap agreement, overcollateralization or a class of Mezzanine Certificates with a lower payment priority.  Furthermore, as described in this term sheet supplement, the timing of receipt of principal and interest by the mezzanine certificates may be adversely affected by losses even if such classes of certificates are subsequently reimbursed for such losses.

Yields on the Class A Support Certificates, if any, are sensitive to prepayments and losses

If specified in the term sheet, a class of Class A Certificates (“Class A Support Certificates”) may be allocated realized losses on all or a portion of the mortgage loans.  In this case, after the Mezzanine Certificates are reduced to zero, realized losses on such mortgage loans, to the extent they exceed available excess interest, net counterparty payments made by the swap counterparty under the swap agreement available to cover losses and overcollateralization on the related distribution date, will reduce the certificate principal balance of such Class A Support Certificates.  As a result of any such reduction, less interest will accrue on that class than otherwise would be the case.  Once a realized loss is allocated to such class of Class A Support Certificates, no amounts will be distributable with respect to the written down amount.  However, the amount of realized losses allocated to such Class A Support Certificates may be reimbursed to the holders thereof according to the priorities set forth under “Description of the Certificates—Overcollateralization Provisions” in this term sheet supplement.  In addition, such Class A Support Certificates may not receive distributions of principal on and after any distribution date after which delinquencies or cumulative realized losses exceed certain levels or on which they are allocated realized losses, unless the supported Class A Certificates have been paid in full.

Prepayment interest shortfalls and relief act shortfalls may reduce your yield

When a mortgage loan is prepaid, the borrower is charged interest on the amount prepaid only up to the date on which the prepayment is made, rather than for an entire month.  This may result in a shortfall in interest collections available for payment on the next distribution date.  Each servicer is required to cover a portion of the shortfall in interest collections that are attributable to voluntary prepayments in full on the related mortgage loans, but only up to the amount of such servicer’s servicing fee for the related calendar month.

In addition, certain shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act or comparable state or local laws (together, the “Relief Act”) may occur (the “Relief Act Interest Shortfalls”).  The Relief Act provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their mortgage loan.  These borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower’s active duty.  These shortfalls are not required to be paid by the borrower at any future time, will not be advanced by the related servicer, and, to the extent excess interest is insufficient, will reduce accrued interest on each class of certificates on a pro rata basis.  In addition, the Relief Act imposes certain limitations that would impair the related servicer’s ability to foreclose on an affected mortgage loan during the borrower’s period of active service and, under some circumstances, during an additional period thereafter.

In response to the terrorist attacks in the United States on September 11, 2001 and the current situation in Iraq, the United States has initiated military operations and has placed a substantial number of military reservists and members of the National Guard on active duty status.  It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase.  These operations will increase the likelihood that Relief Act Interest Shortfalls may occur.

On any distribution date, any Relief Act Interest Shortfalls and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the related servicer will be allocated, first, to the excess interest, and thereafter, to the interest otherwise due with respect to the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for the distribution date.  If Relief Act Interest Shortfalls or prepayment interest shortfalls are allocated to the offered certificates, the amount of interest paid on those certificates will be reduced, adversely affecting the yield on these certificates.

Cash flow considerations and risks could cause payment delays and losses

Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans.  Furthermore, an action to obtain a deficiency judgment is regulated by statutes and rules, and the amount or availability of a deficiency judgment may be limited by law.  In the event of a default by a borrower, these restrictions may impede the ability of the related servicer to foreclose on or to sell the mortgaged property or to obtain a deficiency judgment.  In addition, reimbursement of advances made on a mortgage loan and liquidation expenses such as legal fees, real estate taxes, hazard insurance, inspection fees and maintenance and preservation expenses, may reduce the portion of liquidation proceeds payable to you.

In the event that:

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a mortgaged property fails to provide adequate security for the mortgage loan,

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any overcollateralization and excess interest is insufficient to cover such shortfalls, and

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the subordination of certain classes are insufficient to cover such shortfalls,

you may incur a loss on your investment in the certificates.

High loan-to-value ratios increase risk of loss

Mortgage loans with high loan-to-value ratios may present a greater risk of loss than mortgage loans with lower loan-to-value ratios.  A portion of the mortgage loans may have loan-to-value ratios at origination in excess of 80.00%, but not more than 100.00%.  Additionally, the determination of the value of a mortgaged property of an originator used in the calculation of the loan-to-values ratios of the mortgage loans may differ from the actual value of such mortgaged properties.  None of the mortgage loans in the mortgage pool are expected to be covered by a primary mortgage insurance policy at origination.

There are risks relating to mortgage loans secured by second liens

A portion of the mortgage loans may be secured by a second lien that is subordinate to the rights of the mortgagee under a first mortgage loan on the related mortgaged property.  The proceeds from any liquidation, insurance or condemnation proceeding will be available to satisfy the outstanding principal balance of such subordinate mortgage loans only to the extent that the claims of the senior mortgage loans have been satisfied in full, including any foreclosure costs.  In certain circumstances where a servicer determines that it would be uneconomical to foreclose on the mortgaged property, such servicer may modify or waive any term of the mortgage loan, including accepting a lesser amount than stated in the mortgage note in satisfaction of the mortgage note or charge-off the entire outstanding principal balance of the related mortgage loan.  The foregoing consideration will be particularly applicable to subordinate mortgage loans that have high combined loan-to-value ratios because a servicer is more likely to determine that foreclosure would be uneconomical.  You should consider the risk that to the extent losses on second lien mortgage loans are not covered by available credit enhancement, such losses will be borne by the holders of the certificates.

Interest only mortgage loans have a greater degree of risk of default

A portion of the mortgage loans may not provide for any payments of principal for up to ten years after origination.  These mortgage loans may involve a greater degree of risk because, if the related mortgagor defaults, the outstanding principal balance of that mortgage loan will be higher than for a mortgage loan that commences amortizing on its first payment date.

A decrease in the value of a mortgaged property may increase the risk of loss

There are several factors that could adversely affect the value of a mortgaged property and cause the outstanding balance of the related mortgage loan, together with any senior financing, to equal or exceed the value of that mortgaged property.  Some factors that could adversely affect the value of mortgaged properties are:

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an overall decline in the residential real estate market in the areas in which the mortgaged properties are located;

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a decline in the general condition of the mortgaged properties as a result of the failure of borrowers to adequately maintain the mortgaged properties; or

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natural disasters that are not necessarily covered by insurance, including earthquakes, mudslides, hurricanes, wildfires, floods and eruptions.

If a decline in the value of the mortgaged properties occurs, the actual rates of delinquencies, foreclosures and losses on the mortgage loans could be higher than those currently experienced in the mortgage lending industry in general and you could suffer a loss.

Geographic concentration may increase the risk of loss

Properties in certain states, in particular those on the west coast and in the southeastern portion of the United States, may be particularly susceptible to certain types of uninsurable hazards, such as earthquakes, floods, mudslides, hurricanes and other natural disasters.

In addition, the conditions below will have a disproportionate impact on the mortgage loans in general:

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Economic conditions in certain states which may or may not affect real property values may affect the ability of borrowers to repay their loans on time.

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Declines in the residential real estate markets in certain states may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios.

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Any increase in the market value of properties located in certain states would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayments on the mortgage loans.

Hurricanes, which struck the southeastern portion of the United States during 2005 and which may strike such areas in the future, may adversely affect any mortgaged properties located in that area.  Each originator will make a representation and warranty that no mortgaged property is subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty as of the closing date. We do not know how many mortgaged properties have been or may be affected by the hurricanes. No assurance can be given as to the effect of these events on the rate of delinquencies and losses on the mortgage loans secured by mortgaged properties that were or may be affected by the hurricanes. Any adverse impact as a result of this event may be borne by the holders of the offered certificates, particularly if the related originator fails to repurchase any mortgage loan that breaches this representation and warranty.

Since 2001, California has experienced intermittent energy shortages that have resulted in unpredictable rolling blackouts and higher energy costs. In addition, recently the cost of crude oil reached record highs. These higher energy and fuel costs could reduce the amount of money that the affected obligors have available to make monthly payments. Higher energy costs and blackouts could also cause business disruptions, which could cause unemployment and an economic downturn. Such obligors could potentially become delinquent in making monthly payments or default if they were unable to make payments due to increased energy or fuel bills or unemployment. The issuing entity’s ability to make payments on the certificates could be adversely affected if the related obligors were unable to make timely payments. The depositor cannot predict whether, or to what extent or for how long, such events may occur.

Violation of various federal, state and local laws may result in losses on the mortgage loans

Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of mortgage loan originators.  In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

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the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the mortgage loans;

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the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act in the extension of credit; and

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the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience.

Violations of certain provisions of these local, state and federal laws may limit the ability of a servicer to collect all or part of the principal of or interest on the mortgage loans and in addition could subject the trust to damages and administrative enforcement.  In particular, the failure of an originator to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could subject the trust and other assignees of the mortgage loans to monetary penalties, and result in the obligors’ rescinding of the mortgage loans against the trust.

The seller will represent in the Pooling Agreement that any and all requirements of any federal, state or local law (including applicable predatory and abusive lending laws) applicable to the origination of each mortgage loan have been complied with.  In the event of a breach of that representation, the seller will be obligated to cure such breach or repurchase or replace the affected mortgage loan in the manner described in this term sheet supplement.

Given that the mortgage lending and servicing business involves the compliance with numerous local, state and federal lending laws, lenders and servicers, including the originator or originators from which the seller purchased the mortgage loans, are subject to numerous claims, legal actions (including class action lawsuits), investigations, subpoenas and inquiries in the ordinary course of business.  It is impossible to determine the outcome of any such actions, investigations or inquiries and the resultant legal and financial liability with respect thereto.  If any finding were to have a material adverse effect on the financial condition or results of an originator or on the validity of the mortgage loans, losses on the certificates could result.

The seller or an originator may not be able to repurchase defective mortgage loans

The seller and each originator (or an affiliate of such originator) have each made various representations and warranties relating to certain of the mortgage loans.  Those representations are summarized in “The Pooling Agreement—Assignment of the Mortgage Loans” in this term sheet supplement.

If the seller or an originator (or an affiliate of such originator) fails to cure a material breach of its representations and warranties with respect to any related mortgage loan in a timely manner, then the seller or the related originator (or an affiliate of such originator) would be required to repurchase or substitute the defective mortgage loan.  It is possible that the seller or an originator (or an affiliate of such originator) may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons.  The inability of the seller or an originator (or an affiliate of such originator) to repurchase or substitute defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

The certificates are obligations of the trust only

The certificates will not represent an interest in or obligation of the depositor, a servicer, any master servicer, any trust administrator, an originator, the seller, the trustee, each underwriter, the loan performance advisor, the counterparty to the swap agreement or any of their respective affiliates. Neither the offered certificates nor the mortgage loans will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, a servicer, any master servicer, any trust administrator, an originator, the seller, the trustee, each underwriter, the loan performance advisor, the counterparty to the swap agreement or any of their respective affiliates.  Proceeds of the assets included in the trust will be the sole source of payments on the offered certificates, and there will be no recourse to any entity in the event that those proceeds are insufficient or otherwise unavailable to make all payments provided for under the offered certificates.

Lack of liquidity

Each underwriter intends to make a secondary market in the offered certificates, but has no obligation to do so.  There is no assurance that a secondary market will develop or, if it develops, that it will continue.  Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield.  The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future.  Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk or that have been structured to meet the investment requirements of limited categories of investors.

The offered certificates are not suitable investments for all investors

The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of payments or payment on any specific date.  The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

The lack of physical certificates may cause delays in payments and cause difficulty in pledging or selling the offered certificates

The offered certificates will not be issued in physical form.  Certificateholders will be able to transfer certificates only through DTC, participating organizations, indirect participants and certain banks. The ability to pledge a certificate to a person that does not participate in DTC may be limited because of the lack of a physical certificate.  In addition, certificateholders may experience some delay in receiving distributions on these certificates because the trustee will not send distributions directly to them.  Instead, the trustee will send all distributions to DTC, which will then credit those distributions to the participating organizations.  Those organizations will in turn credit accounts certificateholders have either directly or indirectly through indirect participants.

Collections on the mortgage loans may be delayed or reduced if a servicer becomes insolvent

In the event of a bankruptcy or insolvency of a servicer, the bankruptcy trustee or receiver may have the power to prevent the certificateholders from appointing a successor servicer. Regardless of whether a successor servicer is appointed, any termination of a servicer (whether due to bankruptcy or insolvency or otherwise), could adversely affect the servicing of the related mortgage loans, including the delinquency experience of the related mortgage loans.

Servicing transfers may increase delinquencies

Servicing transfers can result in a temporary increase in delinquencies on the transferred loans, which in turn may result in delays in distributions on the offered certificates and/or losses on the offered certificates.

THE MORTGAGE POOL

Information relating to the Mortgage Loans to be included in the mortgage pool will be presented in the related term sheet.  The Mortgage Loans may be divided into multiple loan groups (each, a “Subgroup”) as further discussed in the related term sheet.

General

DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”) acquired the Mortgage Loans in secondary market transactions from the originator or originators (collectively, the “Originator”) identified in the related term sheet pursuant to one or more mortgage loan purchase and interim servicing agreements (collectively, the “Mortgage Loan Purchase Agreement”).  The Seller will assign the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to Asset Backed Securities Corp. (the “Depositor”) pursuant to one or more assignment and assumption agreements.  Under the Pooling Agreement related to a series of certificates among the Seller, the Depositor, the servicer or servicers specified in the term sheet to which this term sheet supplement relates (collectively, the “Servicer”), the Loan Performance Advisor, the trustee specified in the term sheet to which this term sheet supplement relates (the “Trustee”), any master servicer, if specified in the term sheet to which this term sheet supplement relates (the “Master Servicer”), any Trust Administrator, if specified in the term sheet to which this term sheet supplement relates (the “Trust Administrator”) and any other parties specified in the term sheet (the “Pooling Agreement”), the Depositor will assign the Mortgage Loans to the trustee for the benefit of the holders of the certificates related to the Asset Backed Securities Corporation Home Equity Loan Trust of the related series (the “Trust” or the “Issuing Entity”).

Under one or more reconstitution agreements, dated as of the date on which a series of certificates are issued by the Issuing Entity (the “Closing Date”), among an Originator (or any affiliate of such Originator), the Seller and the Depositor (collectively, the “Reconstitution Agreement”), the related Originator (or any affiliate of such Originator) will make, as of the Closing Date, certain representations and warranties to the Trust relating to, among other things, the due execution and enforceability of the related Mortgage Loan Purchase Agreement and the related Reconstitution Agreement and certain characteristics of the Mortgage Loans sold by it.  Subject to certain limitations set forth in the related Reconstitution Agreement, the related Originator will be obligated to repurchase, or substitute a similar mortgage loan for, any related Mortgage Loan as to which (i) there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the interests of the certificateholders in such related Mortgage Loan and (ii) the related mortgagor fails to make its first scheduled monthly payment after the Mortgage Loans were purchased by the Seller within a certain number of days of its due date.  Subject to certain limitations set forth in the Pooling Agreement, the Seller will be obligated to repurchase, or substitute a similar loan for, any Mortgage Loan as to which there exists an uncured breach of certain representations and warranties made by the Seller in the Pooling Agreement, as described in “The Pooling Agreement—Assignment of Mortgage Loans” in this term sheet supplement.  The Seller is selling the Mortgage Loans to the Depositor without recourse and will have no obligation with respect to the certificates in its capacity as Seller other than the repurchase or substitution obligations described in this term sheet supplement.  The Depositor is also selling the Mortgage Loans without recourse and will have no obligation with respect to the certificates in its capacity as Depositor.  The related Originator (or the affiliate of such Originator) will have no obligation with respect to the certificates other than its repurchase or substitution obligations.

The Trust will generally consist of a pool (the “Mortgage Pool”) of subprime, closed-end, first and second lien, fully amortizing and balloon, interest-only, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”).  The Mortgage Loans are subject to the “due-on-sale” provisions included therein which, among other things, may provide that the Mortgage Loan is assumable by a creditworthy purchaser of the related Mortgaged Property (as defined herein).  Substantially all of the Mortgage Loans in the Mortgage Pool will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a “Due Date”).  The “Principal Balance” of a Mortgage Loan as of any date is equal to the principal balance of the Mortgage Loan at origination, less the sum of the scheduled and unscheduled payments received or advanced in respect of principal made on the Mortgage Loan.

A portion of the Mortgage Loans may provide for payment by the borrower of a prepayment charge in limited circumstances on certain prepayments.  Each such Mortgage Loan provides for the payment of a prepayment premium on certain partial prepayments and prepayments in full made during a stated period, which may be from inception to 12, 24, 36, 48 or 60 months, as applicable, from the date of origination of that Mortgage Loan.  The amount of the prepayment premium is provided in the related mortgage note and is generally equal to up to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12-month period but varies by state.  The holders of the Class P Certificates will be entitled to all prepayment premiums received on the Mortgage Loans, and those amounts will not be available for distribution on the other classes of certificates.  Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment premium.  Investors should conduct their own analysis of the effect, if any, that the prepayment premiums, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.  The Depositor makes no representations as to the effect that the prepayment premiums, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”) creating first and/or second liens on residential properties consisting of attached or detached, one- to four-family dwelling units, individual condominium units and manufactured housing (each, a “Mortgaged Property”).

The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the loan rate (the “Loan Rate”) thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”).  The first Adjustment Date for these Mortgage Loans will not occur until six months, two years, three years, five years, seven years, ten years or fifteen years, respectively, after the date of origination, in each case by the aggregate Principal Balance of the related Subgroup as of the Cut-off Date.  On each Adjustment Date for each adjustable-rate Mortgage Loan, the Loan Rate thereon generally will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of six-month LIBOR and a fixed percentage amount (the “Gross Margin”).  The Loan Rate on each adjustable-rate Mortgage Loan will not increase or decrease on the first related Adjustment Date by more than a stated percentage specified in the related mortgage note (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage specified in the related mortgage note on any Adjustment Date thereafter (the “Periodic Rate Cap”).  The Loan Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the “Maximum Loan Rate”) or decrease to less than a specified minimum Loan Rate over the life of such Mortgage Loan (the “Minimum Loan Rate”).  Except for the Interest Only Mortgage Loans described below, effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and to pay interest at the Loan Rate as so adjusted.  Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described above.  None of the Mortgage Loans permit the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.  See “—The Index” in this term sheet supplement.

A portion of the Mortgage Loans do not provide for any payments of principal for up to ten years after origination (the “Interest Only Mortgage Loans”).  Generally, after the interest-only period for any Interest Only Mortgage Loan, the monthly payment due after each Adjustment Date will be adjusted to an amount that will fully amortize the outstanding Principal Balance over the related remaining term.

A portion of the Mortgage Loans may have a loan-to-value ratio (“LTV”) at origination in excess of 80.00%.  No Mortgage Loan will have an LTV at origination in excess of 100.00%.  None of the Mortgage Loans in the Mortgage Pool are expected to be covered by a primary mortgage insurance policy.

The LTV of a first lien mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at the date of origination and the denominator of which is (a) in the case of a purchase money mortgage loan, the lesser of the sales price of the related mortgaged property and its appraised value determined in an appraisal obtained by the Originator at origination of the Mortgage Loan or (b) in the case of a refinancing mortgage loan, the appraised value of the mortgaged property at the time of such refinance.  The LTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage of (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan over (ii)(a) in the case of a purchase money mortgage loan, the lesser of the sales price of the related Mortgaged Property and its appraised value determined in an appraisal obtained by the Originator at origination of such Mortgage Loan or (b) in the case of a refinancing mortgage loan, the appraised value of the Mortgaged Property at the time of such refinance.

No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date at origination.  If residential real estate values overall or in a particular geographic area decline, the LTVs might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans.

The Index

Unless specified otherwise in the term sheet to which this term sheet supplement relates, the index with respect to the adjustable-rate Mortgage Loans is the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by The Wall Street Journal (the “Index”).  If the Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index that is based upon comparable information.

Listed below are historical values of certain average yields, which are related to the Index.  The monthly averages shown are intended only to provide an historical summary of the movements in the Index and may not be indicative of future rates.  The values shown below have been obtained from Bloomberg L.P. and may not be identical to the Index as published by a different source for the same period.

Six-Month LIBOR Index
Month	2006	2005	2004	2003	2002	2001
January	4.73260%	2.89119%	1.18801%	1.37293%	1.93418%	5.53091%
February	4.92275	3.04672	1.18575	1.34338	2.03559	5.20247
March	5.05275	3.28152	1.15853	1.26429	2.23531	4.80858
April	5.20470	3.38366	1.28028	1.27931	2.20696	4.47553
May	5.28870	3.48591	1.52145	1.23334	2.10051	4.08448
June	5.49495	3.61307	1.81122	1.08146	2.00177	3.83006
July	5.58230	3.83330	1.89381	1.12332	1.90524	3.79111
August	5.47930	4.02300	1.94065	1.19525	1.76385	3.57105
September	5.40915	4.04510	2.08716	1.18557	1.77994	3.00113
October	5.39480	4.35300	2.22685	1.20399	1.73677	2.34255
November	5.37296	4.55490	2.50011	1.24331	1.46164	2.10651
December	5.34826	4.66620	2.71039	1.23503	1.42222	1.98829

THE SPONSOR AND THE SELLER

DLJ Mortgage Capital, Inc., a Delaware corporation, in the capacity of sponsor is referred to in this term sheet supplement as the “Sponsor.”  Its executive offices are located at 11 Madison Avenue, 4th Floor, New York, New York 10010.  The Sponsor is an affiliate of the Depositor, Credit Suisse Securities (USA) LLC, Select Portfolio Servicing, Inc. (a servicer of mortgage loans, which may be the Servicer, if specified in the term sheet to which this term sheet supplement relates) (“SPS”), if applicable, and Credit Suisse International.  For more information see “The Sponsor” in the accompanying prospectus.

STATIC POOL INFORMATION

The Depositor will make available any of the Sponsor’s material static pool information as required under the SEC’s rules and regulations on a website on the world wide web.  The static pool information material for a particular offering of certificates is located in the particular hyperlink labeled the name of the related series of certificates at http://www.credit-suisse.ABSC.static-pool.com.  Access to this web address is unrestricted and free of charge.  The static pool information includes (i) information about the original characteristics of each prior securitized pool as of the cut-off date for that pool and (ii) delinquency, loss and prepayment information about each prior securitized pool in monthly increments.

There can be no assurances that the rates of delinquencies, losses and prepayments experienced by the prior securitized pools will be comparable to delinquencies, losses and prepayments expected to be experienced by the Mortgage Loans owned by the Issuing Entity.

THE DEPOSITOR

The Depositor is Asset Backed Securities Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Credit Suisse (USA), Inc. The Depositor is an affiliate of the Sponsor, Credit Suisse Securities (USA) LLC, SPS and Credit Suisse International. The Depositor will not have any business operations other than securitizing mortgage assets and related activities and does not have, nor is it expected in the future to have, any significant assets.  The principal executive offices of the depositor are located at 11 Madison Avenue, New York, N.Y. 10010. Its telephone number is (212) 325-2000.  After issuance of the Certificates, the Depositor will have no material duties or responsibilities with respect to the Mortgage Loans or the Certificates.  For more information see “The Depositor” in the accompanying prospectus.

THE ISSUING ENTITY

The Issuing Entity will be a common law trust formed under the laws of the state of New York. The Issuing Entity will be created under a Pooling Agreement by the Depositor and its assets will consist of the trust fund.  The Issuing Entity will not have any liabilities as of the Closing Date. The fiscal year end of the Issuing Entity will be December 31 of each year.

The Issuing Entity will not have any employees, officers or directors. The Trustee, the Depositor and the Servicer will act on behalf of the Issuing Entity, and may only perform those actions on behalf of the Issuing Entity that are specified in the Pooling Agreement.

The Trustee, on behalf of the Issuing Entity, is only permitted to take such actions as are specifically set forth in the Pooling Agreement. After its formation, the Issuing Entity’s only activities will be:  acquiring and holding the assets of the Trust and the proceeds thereof; issuing the Certificates, distributing payments on the Certificates; and other activities related to or connected with the foregoing.  Under the Pooling Agreement, the Trustee on behalf of the Issuing Entity will not have the power to issue additional certificates representing interests in the Trust Fund, borrow money on behalf of the Trust Fund or make loans from the assets of the Trust Fund to any person or entity.

The Pooling Agreement provides that the Depositor assign to the Trustee for the benefit of the certificateholders without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans. Furthermore, the Pooling Agreement states that, although it is intended that the conveyance by the Depositor to the Trustee of the Mortgage Loans be construed as a sale, the conveyance of the Mortgage Loans shall also be deemed to be a grant by the Depositor to the Trustee of a security interest in the Mortgage Loans.

If the assets of the Trust are insufficient to pay the certificateholders all principal and interest owed, holders of Certificates may not receive all of their expected payments of interest and principal and may suffer a loss. The Issuing Entity, as a common law trust, is not eligible to be a debtor in a bankruptcy proceeding. In the event of bankruptcy of the Sponsor, the Seller, the Depositor or an Originator, it is not anticipated that the Trust Fund would become part of the bankruptcy estate or subject to the bankruptcy control of a third party.

THE ORIGINATOR

Each Originator for a series will be identified in the term sheet to which this term sheet supplement relates.

THE SERVICER

Each Servicer for a series will be identified in the term sheet to which this term sheet supplement relates.

THE MASTER SERVICER AND TRUST ADMINISTRATOR

If applicable, the Master Servicer and Trust Administrator for a series will be identified in the term sheet to which this term sheet supplement relates.

The Master Servicer will oversee and enforce the servicing by the Servicers of the Mortgage Loans serviced by each of them in accordance with the servicing provisions of the Pooling Agreement.  Pursuant to the Pooling Agreement, the Master Servicer will be required to make Advances and Compensating Interest payments to the extent that a Servicer is required to do so, but fails to do so.  If a Servicer fails to perform in accordance with the terms of the Pooling Agreement, the Master Servicer will be required to terminate that Servicer and either find a successor servicer or service the related Mortgage Loans itself.  In either case, the successor servicer will be required to service the related Mortgage Loans according to the servicing provisions of the Pooling Agreement.

The Pooling Agreement generally prohibits the resignation of the Master Servicer except upon (a) appointment of a successor Master Servicer (which may be with respect to all or a portion of the Mortgage Loans master serviced by the Master Servicer) and receipt by the Trustee and the Trust Administrator of a letter from each rating agency that the resignation and appointment will not result in a downgrading of the rating of any of the certificates or (b) a determination that the Master Servicer’s duties thereunder are no longer permitted under applicable law.  In addition, the entity specified in the Pooling Agreement and its assigns or its transferee may request that the Master Servicer, subject to certain conditions specified in the Pooling Agreement, resign and appoint a successor master servicer provided such entity delivers to the Trustee and Trust Administrator the letter from each rating agency described in the previous sentence.  No resignation of the Master Servicer will be effective until a successor master servicer has assumed such master servicing obligations in the manner provided in the Pooling Agreement.  If the Master Servicer acts as successor servicer with respect to any Mortgage Loans, there will generally be a period of transition, not to exceed 90 days, before servicing functions can be fully transferred to the Master Servicer as successor servicer; provided, however, that during such period, the Master Servicer will continue to be responsible to make Advances and Compensating Interest payments with respect to such Mortgage Loans.  In connection with the appointment of a successor master servicer, the servicing provisions of the Pooling Agreement may generally be amended without the consent of the certificateholders, provided that the rating agencies confirm the rating of the certificates giving effect to the amendment.  In addition, upon the occurrence of certain servicer events of default, the Master Servicer may be required to enforce certain remedies on behalf of the Trust against such defaulting Servicer and perform certain of the Servicer’s obligations.
If applicable, the Trust Administrator may be required to fulfill certain duties of the Trustee.  Under the Pooling Agreement, the Trust Administrator will establish and maintain a Distribution Account.  Each month, on a date specified in the Pooling Agreement, each Servicer will withdraw from its Collection Account all amounts representing collections on the Mortgage Loans that are required to be distributed to certificateholders on the Distribution Date in that month and remit such amounts to the Trust Administrator.  Funds credited to the Distribution Account may be invested for the benefit and at the risk of the Trust Administrator in permitted investments, as described in the Pooling Agreement, that are scheduled to mature on or prior to the day immediately preceding the related Distribution Date in accordance with the provisions of the Pooling Agreement.

The obligations of the Master Servicer and Trust Administrator are limited to the obligations set forth in the Pooling Agreement.

THE SWAP COUNTERPARTY

Credit Suisse International (“CSi”) was incorporated in England and Wales under the Companies Act 1985 on May 9, 1990 with registered no. 2500199 and was re-registered as unlimited under the name “Credit Suisse Financial Products” on July 6, 1990.  Its registered office and principal place of business is at One Cabot Square, London E14 4QJ.  CSi is an English bank and is regulated as a European Union credit institution by The Financial Services Authority (“FSA”) under the Financial Services and Markets Act 2000.  The FSA has issued a scope of permission notice authorizing CSi to carry out specified regulated investment activities.  Effective as of March 27, 2000, Credit Suisse Financial Products was renamed “Credit Suisse First Boston International” and, effective as of January 16, 2006, was renamed “Credit Suisse International”.  These changes were renamings only.

CSi is an unlimited liability company and, as such, its shareholders have a joint, several and unlimited obligation to meet any insufficiency in the assets of CSi in the event of its liquidation.  CSi’s ordinary voting shares are owned, as to 56%, by Credit Suisse, as to 24%, by Credit Suisse (International) Holding AG and, as to 20%, by Credit Suisse Group.  CSi commenced business on July 16, 1990.  Its principal business is banking, including the trading of derivative products linked to interest rates, equities, foreign exchange, commodities and credit.

CSi has been assigned the credit ratings specified in the term sheet to which this term sheet supplement relates by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service Inc. and/or Fitch Ratings.

CSi is an affiliate of the Depositor, the Sponsor, the Seller and Credit Suisse Securities (USA) LLC.

Except for this section “The Swap Counterparty,” CSi has not been involved in the preparation of, and does not accept responsibility for, this term sheet supplement.

THE LOAN PERFORMANCE ADVISOR

OfficeTiger Global Real Estate Services Inc. (formerly known as MortgageRamp, Inc.) (the “Loan Performance Advisor”), a Delaware corporation, will monitor the performance of and make recommendations to the Servicer with respect to the Mortgage Loans.  The Loan Performance Advisor shall rely upon the Mortgage Loan data provided to it by the Servicer in performing its monitoring and advisory functions.  The Loan Performance Advisor shall be entitled to receive a fee until the termination of the Trust or until the removal of the Loan Performance Advisor.

DESCRIPTION OF THE CERTIFICATES

General

The Trust will issue a series of certificates pursuant to the Pooling Agreement. The certificates consist of certain publicly offered classes of certificates, which are referred to collectively as the offered certificates, and one or more classes of certificates that are not publicly offered.  The Trust will issues Class A Certificates (the “Class A Certificates”), Class M Certificates, (which are referred to as the “Mezzanine Certificates,” and, to the extent publicly offered, as the “Offered Mezzanine Certificates”), the Class X Certificates, the Class P Certificates, and the Class R Certificates (which are also referred to herein as the “Residual Certificates”).  The Class X Certificates, Class P Certificates and Residual Certificates are referred to as the “Physical Certificates.”  The Mezzanine Certificates and the Physical Certificates, other than the Class P Certificates, are referred to as the “Subordinate Certificates.”  The Class A Certificates and the Mezzanine Certificates are referred to as the “LIBOR Certificates.”  Only the Class A Certificates and the Offered Mezzanine Certificates are offered hereby (the “Offered Certificates”).  The Offered Certificates will be issued in book-entry form as described below.  All classes of Offered Certificates will be issued in minimum denominations of $25,000 original principal amount and integral multiples of $1 in excess thereof.

Distributions on the Offered Certificates will be made by the Trustee on the 25th day of each month, or if such day is not a business day, on the first business day thereafter, commencing in the month of the first distribution date specified in the prospectus supplement (each, a “Distribution Date”), to the persons in whose names such certificates are registered at the close of business on the Record Date.  The “Record Date” for any certificate issued in book-entry form is the business day immediately preceding such Distribution Date and the “Record Date” for any Physical Certificate or any Book-Entry Certificate that becomes a Definitive Certificate (as defined herein), will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

Book-Entry Certificates

The Class A Certificates and the Offered Mezzanine Certificates will be book-entry certificates (the “Book-Entry Certificates”).  Persons acquiring beneficial ownership interests in the Book-Entry Certificates (“Certificate Owner”) will hold such certificates through The Depository Trust Company (“DTC”) in the United States, or Clearstream Banking société anonyme (“Clearstream”) or the Euroclear System (“Euroclear”) (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.  The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Certificate Principal Balance of such certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.  Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC.  Generally, Citibank, N.A. will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the “Relevant Depositary” and collectively the “European Depositaries”).  Investors may hold such beneficial interests in the Book-Entry Certificates in the minimum denominations described above under “—General.”  Except as described below, no person acquiring a Book-Entry Certificate (each, a “beneficial owner”) will be entitled to receive a physical certificate representing such certificate (a “Definitive Certificate”).  Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Offered Certificates will be Cede & Co., as nominee of DTC.  Certificate Owners will not be certificateholders as that term is used in the Pooling Agreement.  Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

The beneficial owner’s ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains the beneficial owner’s account for such purpose.  In turn, the Financial Intermediary’s ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner’s Financial Intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate).

Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Trustee through DTC and DTC participants.  While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the “Rules”), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates.  Participants and indirect participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners.  Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below.  Unless and until Definitive Certificates are issued, certificateholders who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants.  Under the Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.  Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificateholders.

Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date.  Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Participants on such business day.  Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

Transfers between Participants will occur in accordance with DTC rules.  Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time).  The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC.  Clearstream Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC.  In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person.  In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

Clearstream, 42 Avenue J.F. Kennedy, L-2967 Luxembourg, is a limited liability company incorporated under the laws of the Grand Duchy of Luxembourg.  Clearstream is a subsidiary of Clearstream International société anonyme (“Clearstream International”), which was formed in January 2000 through the merger of Cedel International and Deutsche Boerse Clearing, a subsidiary of Deutsche Boerse AG.  In July 2002 Deutsche Boerse AG acquired Cedel International and its 50 percent interest in Clearstream International stock.

Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Banque central du Luxembourg, Luxembourg Central Bank, and the Commission de Surveillance de Secteur Financier, the Luxembourg Commission for the Supervision of the Financial Sector.

Clearstream holds securities for its customers (“Clearstream Participants”) and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts.  Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.  Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships.  Clearstream has established an electronic bridge with the Euroclear Operator in Brussels to facilitate settlement of trades between systems.

Clearstream’s customers are worldwide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations.  Clearstream’s United States customers are limited to securities brokers and dealers and banks.  Currently, Clearstream has over 2,500 customers located in approximately 94 countries, including all major European countries, Canada, and the United States.  Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.

Euroclear was created in 1968 to hold securities for its participants (“Euroclear Participants”) and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash.  Transactions may be settled in multiple currencies, including United States dollars.  Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above.  Euroclear is operated by Euroclear Bank S.A./N.V. (the “Euroclear Operator”), under contract with Euroclear Clearance System plc, a United Kingdom corporation (the “Euroclear Clearance System”).  All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Euroclear Clearance System.  The Euroclear Clearance System establishes policy for Euroclear on behalf of Euroclear Participants.  Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries.  Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

The Euroclear Operator is registered as a bank in Belgium, and as such is subject to the supervision of the National Bank of Belgium and the Belgian Banking and Finance Commission.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”).  The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear.  All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.  The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC.  DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC’s normal procedures.  Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent.  Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co.  Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by the Relevant Depositary.  Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations.  Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates.  In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.  Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the Pooling Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC.  DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book Entry Certificates and the Trustee is unable to locate a qualified successor, (b) the Depositor, with the consent of the applicable DTC participants, elects to terminate a book entry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners and the DTC participants consent to the termination of the book-entry system through DTC.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates.  Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as certificateholders under the Pooling Agreement.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.  See “Annex I” to this term sheet supplement.

None of the Depositor, the Underwriter, the Seller, the Trustee, a Servicer, any Master Servicer, any Trust Administrator, the Loan Performance Advisor or an Originator will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Glossary

The “Accrual Period” for the LIBOR Certificates for any Distribution Date will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.

An “Allocated Realized Loss Amount” with respect to any class of Mezzanine Certificates and any Distribution Date, is an amount equal to the sum of (i) any Realized Loss allocated to that class of certificates on that Distribution Date and (ii) any Allocated Realized Loss Amount for that class of certificates from the previous Distribution Date that has not been reimbursed less any increases to the Certificate Principal Balance of that class as a result of Recoveries.

The “Basic Principal Distribution Amount” means with respect to any Distribution Date the amounts in clauses (b)(i) – (iv) of the definition of Principal Distribution Amount.

The “Certificate Principal Balance” of any LIBOR Certificate immediately prior to any Distribution Date will be equal to the Certificate Principal Balance thereof on the Closing Date (the “Original Certificate Principal Balance”) reduced by the sum of (a) all amounts actually distributed in respect of principal of such class and (b) with respect to the Mezzanine Certificates any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Distribution Dates; provided, however, that the Certificate Principal Balance of each class of certificates to which Realized Losses have been allocated (including any such class of certificates for which the Certificate Principal Balance has been reduced to zero) will be increased in an aggregate amount equal to the Recoveries received in respect of any Distribution Date in order of seniority up to the amount of the Allocated Realized Loss Amount owed to that class.

The “Class A Principal Distribution Amount,” means, for any Distribution Date (a) prior to the Stepdown Date or (b) if the Stepdown Date occurs as a result of clause (1), the Distribution Date on which the Stepdown Date occurs or (c) on which a Trigger Event is in effect, an amount equal to the Principal Distribution Amount for such Distribution Date.  For any Distribution Date (a) on or after the Stepdown Date (except as otherwise provided in the preceding sentence) and (b) on which a Trigger Event is not in effect, an amount equal to the excess, if any, of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) a percentage and (2) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor.

The “Credit Enhancement Percentage” for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Mezzanine Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralization Amount which for the purposes of this definition will not be less than zero (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) by (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

A Mortgage Loan is “Delinquent” if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.  A Mortgage Loan is “30 days Delinquent” if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent” etc.

A “Due Period” with respect to any Distribution Date is the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

The “Interest Remittance Amount” with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans and Compensating Interest paid by a Servicer (or the Master Servicer, if applicable) with respect to the Mortgage Loans.

The “Monthly Interest Distributable Amount” for any Distribution Date and each class of LIBOR Certificates will equal the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls allocated to such class (allocated to each class based on its respective entitlements to interest irrespective of any Net Prepayment Interest Shortfalls or Relief Act Interest Shortfalls for such Distribution Date).

The “Mezzanine Principal Distribution Amount” for any class of Mezzanine Certificates, is as set forth in the term sheet to which this term sheet supplement relates.

The “Net Monthly Excess Cashflow” for any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the LIBOR Certificates, (B) the Net Trust Swap Payment, (C) any Unpaid Interest Shortfall Amounts for the Class A Certificates, (D) the Principal Remittance Amount and (E) any Swap Termination Payment required to be paid by the Supplemental Interest Trust (unless the Swap Counterparty is the Defaulting Party or Sole Affected Party (as defined in the ISDA Master Agreement)).

The “Overcollateralization Amount” for any Distribution Date is the amount, if any, by which (x) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) the aggregate Certificate Principal Balance of the LIBOR Certificates and the Class P Certificates as of such Distribution Date (after giving effect to the distribution of the Basic Principal Distribution Amount on such Distribution Date).

An “Overcollateralization Deficiency Amount” with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount (assuming that 100% of the Basic Principal Distribution Amount is applied as a principal payment on such Distribution Date) on such Distribution Date.

The “Overcollateralization Floor” is the percentage of the aggregate Principal Balance of the Mortgage Loans set forth in the term sheet to which this term sheet supplement relates.

The “Overcollateralization Increase Amount” for any Distribution Date is the lesser of (x) the Net Monthly Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

The “Overcollateralization Release Amount” means, with respect to any Distribution Date, the lesser of (x) the Basic Principal Distribution Amount for such Distribution Date and (y) the excess, if any, of (1) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Basic Principal Distribution Amount is applied as a principal payment on such Distribution Date) over (2) the Overcollateralization Target Amount for such Distribution Date.

The “Overcollateralization Target Amount” means with respect to any Distribution Date (1) prior to the Stepdown Date, a percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, as set forth in the term sheet to which this term sheet supplement relates, (2) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) the percentage of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (as set forth in the term sheet to which this term sheet supplement relates) and (y) the Overcollateralization Floor, and (3) on or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

The “Percentage Interest”  means, as to any certificate, either the percentage set forth on the face thereof or the percentage obtained by dividing the initial Certificate Principal Balance represented by such certificate by the aggregate initial Certificate Principal Balance of all of the certificates of such class.

The “Prepayment Period” is the period described in the term sheet to which this term sheet supplement relates.

The “Principal Distribution Amount” for any Distribution Date is the lesser of:

(a)

Available Funds after distribution of interest on the Class A and Mezzanine Certificates, including, with respect to the Class A Certificates, any Unpaid Interest Shortfall Amounts, any Net Trust Swap Payment and any Swap Termination Payment required to be paid by the Supplemental Interest Trust (unless the Swap Counterparty is the Defaulting Party or Sole Affected Party (as defined in the ISDA Master Agreement)) plus any amounts available to be withdrawn from the Supplemental Interest Trust on the Distribution Date as specified in the related prospectus supplement; and

(b)

the sum of:

(i)

the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

(ii)

the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling Agreement during the calendar month preceding the month of such Distribution Date;

(iii)

the principal portion of all unscheduled collections in respect of insurance proceeds, condemnation proceeds, liquidation proceeds and Recoveries received during the calendar month preceding the month of such Distribution Date, to the extent applied as recoveries of principal on the Mortgage Loans;

(iv)

the principal portion of all unscheduled collections in respect of full and partial principal prepayments received during the related Prepayment Period; and

(v)

the amount of any Overcollateralization Increase Amount for such Distribution Date;

minus

(vi)

the amount of any Overcollateralization Release Amount for such Distribution Date.

In no event will the Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the outstanding Certificate Principal Balance of the LIBOR Certificates.

The “Principal Remittance Amount” means with respect to any Distribution Date, that portion of Available Funds equal to the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by a Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by a Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, condemnation proceeds, insurance proceeds, including Recoveries received during the calendar month preceding the month of such Distribution Date, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, deposited to the Collection Account during the calendar month preceding the month of such Distribution Date, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during the calendar month preceding the month of such Distribution Date and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, in respect of principal.

A “Realized Loss” means, with respect to any defaulted Mortgage Loan that is finally liquidated or charged off (a “Liquidated Mortgage Loan”), the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds net of amounts reimbursable to a Servicer for related Advances, Servicing Advances, Servicing Fees and liquidation expenses (such amount, the “Net Liquidation Proceeds”) in respect of such Mortgage Loan.

A “Recovery” means, with respect to any Distribution Date and any Mortgage Loan that was determined to be a Liquidated Mortgage Loan in any month prior to the month preceding that Distribution Date, an amount received in respect of such Liquidated Mortgage Loan during the calendar month prior to that Distribution Date, net of reimbursable expenses.

The “Stepdown Date” means the earlier to occur of (1) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero (assuming that 100% of the Basic Principal Distribution Amount and any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount is applied as a principal payment on such Distribution Date (assuming for this purpose prior to the Stepdown Date)) and (2) the later to occur of (x) the Distribution Date specified in the term sheet to which this term sheet supplement relates and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to the percentage specified in the term sheet to which this term sheet supplement relates (for the purpose of this definition only, Credit Enhancement Percentage shall be calculated prior to the distribution of Principal Distribution Amounts on the Mezzanine Certificates).

The “Subgroup Interest Remittance Amount” with respect to any Distribution Date and Subgroup is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in that Subgroup and Compensating Interest paid by a Servicer (or the Master Servicer, if applicable) with respect to the Mortgage Loans in that Subgroup.

The “Subgroup Net Counterparty Payment” is an amount equal to, with respect to any Distribution Date and Subgroup, the sum of (i) the Net Counterparty Payment and (ii) the Swap Termination Payment required to be paid by the Swap Counterparty, if any, multiplied by a fraction the numerator of which is the aggregate Principal Balance of the Mortgage Loans in that Subgroup, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date).

The “Subgroup Net Trust Swap Payment” is an amount equal to, with respect to any Distribution Date and Subgroup, the sum of (i) the Net Trust Swap Payment and (ii) the Swap Termination Payment required to be paid by the Supplemental Interest Trust unless the Swap Counterparty is the Defaulting Party or Sole Affected Party (as defined in the ISDA Master Agreement), if any, multiplied by a fraction the numerator of which is the aggregate Principal Balance of the Mortgage Loans in that Subgroup, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date).

The “Subgroup Percentage” with respect to any Distribution Date and Subgroup is the percentage equivalent of a fraction, the numerator of which is the related Subgroup Principal Remittance Amount for such Distribution Date and Subgroup and the denominator of which is the Principal Remittance Amount for such Distribution Date.

The “Subgroup Principal Distribution Amount” is an amount equal to, with respect to any Distribution Date and Subgroup, the product of (i) the related Subgroup Percentage for such Distribution Date and (ii) the Class A Principal Distribution Amount for such Distribution Date.

The “Subgroup Principal Remittance Amount” means, with respect to any Distribution Date and Subgroup, the portion of the Available Funds representing the Principal Remittance Amount for such Distribution Date derived from the Mortgage Loans in that Subgroup.

A “Trigger Event” is set forth in the term sheet to which this term sheet supplement relates.

The “Unpaid Interest Shortfall Amount” means (i) for the first Distribution Date and with respect to each class of LIBOR Certificates, zero, and (ii) for such class of certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such class of certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class of certificates for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class of certificates in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the class of certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate on such Distribution Date for such class of certificates for the related Accrual Period.

Allocation of Available Funds

Distributions to holders of each class of LIBOR Certificates will be made on each Distribution Date from Available Funds.  With respect to any Distribution Date, “Available Funds” will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to a Servicer and the Trustee (or the Trust Administrator, if applicable):

1.

the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received by the related Determination Date, after deduction of the Servicing Fee and the LPA Fee for such Distribution Date and any accrued and unpaid Servicing Fees and LPA Fees in respect of any prior Distribution Dates;

2.

unscheduled payments in respect of the Mortgage Loans, including full and partial prepayments for such Mortgage Loans occurring during the related Prepayment Period (excluding prepayment premiums and amounts representing interest on prepayments received during the first Prepayment Period representing interest accruals thereon on or prior to the Closing Date) and insurance proceeds, condemnation proceeds, Net Liquidation Proceeds and Recoveries received during the calendar month preceding the month of such Distribution Date and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the calendar month preceding the month of such Distribution Date; and

3.

payments from a Servicer (or the Master Servicer, if applicable) in connection with Advances and Compensating Interest for such Distribution Date.

Generally, distributions with respect to a class of Class A Certificates will be made from Mortgage Loans in the related Subgroup and any related Net Counterparty Payments.  Distributions with respect to the Mezzanine Certificates will be made from Available Funds from amounts collected on all Subgroups and any related Net Counterparty Payments.

The holders of the Class P Certificates will be entitled to all prepayment premiums received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the Offered Certificates.

Interest Distributions on the LIBOR Certificates

Unless otherwise described in the term sheet to which this term sheet supplement relates, on each Distribution Date, the Trustee (or the Trust Administrator, if applicable) will withdraw from the Distribution Account that portion of Available Funds for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, and generally make the following disbursements and transfers in the order of priority described below, in each case from and to the extent of the Interest Remittance Amount; provided, however, the distributions made pursuant to clause 1 will be made on the related Swap Payment Date to the extent such distributions would be made on such Distribution Date:

1.

to the Supplemental Interest Trust for payment to the Swap Counterparty, the Net Trust Swap Payment, so long as an Early Termination Date has not occurred, and any Swap Termination Payment required to be paid by the Supplemental Interest Trust (unless the Swap Counterparty is the Defaulting Party or the sole Affected Party (each as defined in the ISDA Master Agreement)), as applicable for such date of distribution;

2.

concurrently, to the holders of the Class A Certificates, the related Monthly Interest Distributable Amount for each such class for such Distribution Date, on a pro rata basis, based on the entitlement of each such class pursuant to this clause 2 and applied in accordance with the allocation rules set forth below;

3.

concurrently, to the holders of the Class A Certificates, the related Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date, on a pro rata basis, based on the entitlement of each such class pursuant to this clause 3 and applied in accordance with the allocation rules set forth below; and

4.

to the holders of the Class M Certificates, in ascending numerical order, the Monthly Interest Distributable Amount allocable to such class of certificates.

The Interest Remittance Amount distributed pursuant to clauses 2 and 3 above will be applied to the Class A Certificates of the related Subgroup and will first reduce the related Subgroup Interest Remittance Amount.  If the related Subgroup Interest Remittance Amount is insufficient, additional amounts will reduce the remaining Subgroup Interest Remittance Amounts after giving effect to the foregoing allocations.

Any Interest Remittance Amounts remaining undistributed following these distributions will be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.  On any Distribution Date, any Relief Act Interest Shortfalls and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by a Servicer will first reduce Net Monthly Excess Cashflow and then reduce the Monthly Interest Distributable Amounts with respect to the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on such certificates for such Distribution Date.

Principal Distributions on the LIBOR Certificates

Unless otherwise described in the term sheet to which this term sheet supplement relates, on each Distribution Date, or, in the case of payments to the Supplemental Interest Trust, on each Swap Payment Date (to the extent that such payments are available to be made on the related Distribution Date) (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Trustee (or the Trust Administrator, if applicable) will withdraw from the Distribution Account that portion of Available Funds equal to the Principal Distribution Amount for such Distribution Date, and generally make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

1.

to the Supplemental Interest Trust, for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment and any unpaid Swap Termination Payment (unless the Swap Counterparty is the Defaulting Party or the sole Affected Party (each as defined in the ISDA Master Agreement)) as of such date of distribution;

2.

to the holders of the Class A Certificates related to each Subgroup, the related Subgroup Principal Distribution Amount for such Distribution Date, allocated in the manner specified in the term sheet to which this term sheet supplement relates, until the respective Certificate Principal Balances have been reduced to zero; provided, after the aggregate Certificate Principal Balance of the classes of Class A Certificates related to a Subgroup is reduced to zero, any amounts remaining available to be distributed to such classes pursuant to this subclause will be distributed to the other classes of Class A Certificates related to the other Subgroups, pro rata based on aggregate Certificate Principal Balances, and distributed in the manner specified in the term sheet to which this term sheet supplement relates, until the Certificate Principal Balances are reduced to zero;

3.

sequentially, to the holders of the Class M Certificates, in ascending numerical order, until their respective Certificate Principal Balances have been reduced to zero.

Unless otherwise described in the term sheet to which this term sheet supplement relates, on each Distribution Date or, in the case of payments to the Supplemental Interest Trust, on each Swap Payment Date (to the extent that such payments are available to be made on the related Distribution Date) (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the holders of each class of LIBOR Certificates will be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

1.

to the Supplemental Interest Trust, for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment and any unpaid Swap Termination Payment required to be paid by the Supplemental Interest Trust (unless the Swap Counterparty is the Defaulting Party or the sole Affected Party (each as defined in the ISDA Master Agreement)) as of such date of distribution;

2.

to the holders of the Class A Certificates related to a Subgroup, the related Subgroup Principal Distribution Amount for such Distribution Date, allocated in the manner specified in the term sheet to which this term sheet supplement relates, until the respective Certificate Principal Balances have been reduced to zero; provided, after the aggregate Certificate Principal Balance of the classes of Class A Certificates related to a Subgroup is reduced to zero, any amounts remaining available to the be distributed to such classes pursuant to this subclause will be distributed to the other classes of Class A Certificates related to the other Subgroups, pro rata based on aggregate Certificate Principal Balances, and distributed in the manner specified in the term sheet to which this term sheet supplement relates, until the Certificate Principal Balances are reduced to zero; and

3.

sequentially, to the holders of the Class M Certificates, in ascending numerical order, the related Mezzanine Principal Distribution Amount, until their respective Certificate Principal Balances have been reduced to zero.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the Offered Certificates may consist of subordination, overcollateralization, excess interest and certain Net Counterparty Payments.

The rights of the holders of the Subordinate Certificates to receive distributions will be subordinated, to the extent described in this term sheet supplement, to the rights of the holders of the Class A Certificates.  This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their scheduled monthly payments of interest and principal, as applicable, and to afford such holders protection against Realized Losses.

The protection afforded to the holders of the Class A Certificates by means of the subordination of the Subordinate Certificates will be accomplished by the preferential right of the holders of the Class A Certificates to receive on any Distribution Date, prior to distribution on the Subordinate Certificates, distributions in respect of interest and principal, as applicable.

In addition, the rights of the holders of the Mezzanine Certificates with lower payment priorities will be junior to the rights of holders of the Mezzanine Certificates with higher payment priorities, and the rights of the holders of the Mezzanine Certificates to receive distributions in respect of the Mortgage Loans will be senior to the rights of the holders of the Class X Certificates to the extent described in this term sheet supplement.  This subordination is intended to enhance the likelihood of regular receipt by the more senior classes of certificates of distributions in respect of interest and principal and to afford such classes protection against Realized Losses.

Overcollateralization Provisions

As of the Closing Date, the aggregate Principal Balance of the Mortgage Loans will exceed the aggregate Certificate Principal Balance of the LIBOR Certificates and the Class P Certificates.  This feature is referred to as overcollateralization.  Although market conditions may change, the weighted average net Loan Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the LIBOR Certificates and the rates at which other obligations of the Trust are calculated.  As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest payable to the LIBOR Certificates and the fees and expenses payable by the Trust, including Net Trust Swap Payments.  The Pooling Agreement requires that on each Distribution Date, the Net Monthly Excess Cashflow, if any, be applied on such Distribution Date as an accelerated payment of principal on the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, but only to the extent necessary to maintain the required level of overcollateralization.

Unless otherwise described in the term sheet to which this term sheet supplement relates, on each Distribution Date or, in the case of payments to the Supplemental Interest Trust, on each Swap Payment Date (to the extent that such payments are available to be made on the related Distribution Date), any Net Monthly Excess Cashflow will be generally paid in the following order of priority:

1.

to the holders of the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such holders as part of the Principal Distribution Amount as described under “—Allocation of Available Funds—Principal Distributions on the LIBOR Certificates” above;

2.

to the holders of any Class A Support Certificates in an amount equal to the Allocated Realized Loss Amount allocable to such Class;

3.

to the holders of each class of Class M Certificates, in ascending numerical order, first, the Unpaid Interest Shortfall Amount allocable to such class and second, the Allocated Realized Loss Amount allocable to such class;

4.

to the holders of the Class A Certificates, pro rata based on the entitlement of each such class pursuant to this clause, in an amount equal to each such class’ previously allocated and not reimbursed share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, if any;

5.

to the holders of the Class M Certificates, in ascending numerical order, in an amount equal to such class’ previously allocated and not reimbursed share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, if any;

6.

to the Net WAC Reserve Fund, up to an amount equal to the aggregate Net WAC Rate Carryover Amounts for the LIBOR Certificates for such Distribution Date;

7.

to the Supplemental Interest Trust, for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment and any unpaid Swap Termination Payment required to be paid by the Supplemental Interest Trust;

8.

to the holders of the Class X Certificates as provided in the Pooling Agreement;

9.

to the holders of the Residual Certificates, any remaining amounts.  It is not anticipated that any amounts will be distributed to the Class R Certificates under this subclause 9.

On each Distribution Date, after making the distributions of the Available Funds as described above, the Trustee will withdraw from the Net WAC Reserve Fund the amount deposited therein pursuant to subclause 6 above and will distribute the Net WAC Rate Carryover Amount, if any, to the classes of LIBOR Certificates in the order of priority specified herein under “—Net WAC Reserve Fund.”

On each Distribution Date, the Trustee (or the Trust Administrator, if applicable) will withdraw from the Distribution Account all amounts representing prepayment premiums in respect of the Mortgage Loans received during the related Prepayment Period and will distribute these amounts to the holders of the Class P Certificates.  On the first Distribution Date following the expiration of the latest prepayment premium term with respect to the Mortgage Loans and if funds are available on such date, the Class P Certificates shall be entitled to its outstanding Certificate Principal Balance prior to any distributions of Net Monthly Excess Cashflow on such Distribution Date.

Allocation of Losses; Subordination

If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Certificate Principal Balance of the LIBOR Certificates and Class P Certificates exceeds the aggregate Principal Balance of the Mortgage Loans, then the Certificate Principal Balance of the class of Mezzanine Certificates then outstanding with the lowest priority of payment will be reduced by an amount equal to that excess.

Unless specified in the term sheet to which this term sheet supplement relates, the Pooling Agreement does not permit the allocation of Realized Losses to the Class A or Class P Certificates, other than a Class A Support Certificate.  Investors in the Class A Certificates should note that although Realized Losses cannot be allocated to the Class A Certificates, under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans on a Distribution Date to pay the Class A Certificates all interest and principal amounts, as applicable, to which they are then entitled.

Pass-Through Rates

The “Pass-Through Rate” on any Distribution Date with respect to any class of LIBOR Certificates will equal the lesser of (a) the related Formula Rate and (b) the related Net WAC Rate for such Distribution Date.  With respect to the LIBOR Certificates, interest in respect of any Distribution Date will accrue during the related Accrual Period on the basis of a 360-day year and the actual number of days elapsed.

The “Subgroup Maximum Rate” for any Distribution Date and Subgroup, with respect to the Class A Certificates related to that Subgroup, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the sum of (i) the difference between (A) the weighted average of the Maximum Loan Rates (in the case of adjustable-rate Mortgage Loans) and the Loan Rates (in the case of any fixed-rate Mortgage Loans), in each case, of the Mortgage Loans related to that Subgroup as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Mortgage Loans related to that Subgroup, and (2) the LPA Fee Rate for the Mortgage Loans related to that Subgroup, and (ii) the related Subgroup Net Counterparty Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans related to that Subgroup as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

The “Subgroup Net WAC Rate” for any Distribution Date and Subgroup, with respect to the Class A Certificates related to that Subgroup, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the difference between (A) the weighted average of the Loan Rates of the Mortgage Loans related to that Subgroup as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Mortgage Loans related to that Subgroup, (2) the LPA Fee Rate for the Mortgage Loans related to that Subgroup and (3) the related Subgroup Net Trust Swap Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans related to that Subgroup as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

The “Subordinate Maximum Rate” for any Distribution Date with respect to the Mezzanine Certificates will be a per annum rate equal to the weighted average of the Subgroup Maximum Rates, weighted in proportion to the results from subtracting from the aggregate Principal Balance of each Subgroup as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date), the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to such Distribution Date (such amount, the “Subgroup Subordinate Amount”).

The “Subordinate Net WAC Rate” for any Distribution Date with respect to the Mezzanine Certificates will be a per annum rate equal to the weighted average of the Subgroup Net WAC Rates, weighted in proportion to the related Subgroup Subordinate Amounts.

The “Maximum Rate” means a Subgroup Maximum Rate or the Subordinate Maximum Rate, as applicable.

The “Net WAC Rate” means a Subgroup Net WAC Rate or the Subordinate Net WAC Rate, as applicable.

If on any Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is the related Net WAC Rate, then the “Net WAC Rate Carryover Amount” for such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of LIBOR Certificates accrued on such Distribution Date at the related Formula Rate, over (y) the amount of interest such class of certificates accrued for such Distribution Date at the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Formula Rate applicable for such class of LIBOR Certificates for such Accrual Period.  Any Net WAC Carryover Amount on the LIBOR Certificates will be paid on that Distribution Date from any available Net Counterparty Payments under the Swap Agreement and on that and future Distribution Dates from and to the extent of Available Funds in accordance with the priorities described above.

The “Formula Rate” for any class of LIBOR Certificates is the lesser of (A) the sum of (i) the interbank offered rate for one-month United States dollar deposits in the London market as of the related LIBOR Determination Date (the “Certificate Index”) and (ii) a related margin (the “Certificate Margin”) and (B) the applicable Maximum Rate.  The Certificate Margins with respect to the LIBOR Certificates on each Distribution Date will be as specified in the related prospectus supplement.

Net WAC Reserve Fund

On the Closing Date, the Trustee (or the Trust Administrator, if applicable) will establish a reserve fund account (the “Net WAC Reserve Fund”) from which certain payments in respect of Net WAC Rate Carryover Amounts on the LIBOR Certificates, will be made.  The Net WAC Reserve Fund will be an asset of the Trust but not of any REMIC.  On each Distribution Date, the Trustee (or the Trust Administrator, if applicable) will withdraw from amounts in the Net WAC Reserve Fund to pay the LIBOR Certificates, any Net WAC Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the Net WAC Reserve Fund:

1.

to the Class A Certificates, pro rata based on amounts due, the related Net WAC Carryover Amount for such classes and Distribution Date; and

2.

sequentially, to the Class M Certificates, in ascending numerical order, the related Net WAC Rate Carryover Amounts for such class and Distribution Date.

The Swap Agreement

If a swap agreement is specified in the term sheet to which this term sheet supplement relates, a  separate trust created under the Pooling Agreement (the “Supplemental Interest Trust”) will hold such swap agreement (the “Swap Agreement”) documented by a 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Master Agreement”), together with a Schedule, Confirmation and Credit Support Annex between the Trustee, on behalf of the Supplemental Interest Trust and CSi (in such capacity, the “Swap Counterparty”), for the benefit of the LIBOR Certificates.

Under the Swap Agreement, on each Swap Payment Date (as defined below) beginning and ending on the Distribution Date specified in the term sheet to which this term sheet supplement relates, (1) the Supplemental Interest Trust will be obligated to pay to the Swap Counterparty an amount equal to the product of (a) 1/12, (b) the per annum percentage specified in the term sheet to which this term sheet supplement relates, (c) the applicable Swap Notional Amount and (d) the applicable factor (the “Trust Swap Payment”) (such amount to be paid to the Swap Counterparty by the Trustee, on behalf of the Supplemental Interest Trust) and (2) the Swap Counterparty will be obligated to pay to the Trustee, on behalf of the Supplemental Interest Trust, an amount equal to the product of (a) one-month LIBOR (as determined in accordance with the definition of “USD-LIBOR-BBA” set forth in the Annex to the 2000 ISDA Definitions), (b) a fraction, the numerator of which is the actual number of days elapsed in the related Calculation Period (as defined below) and the denominator of which is 360, (c) the applicable Swap Notional Amount and (d) the applicable factor (the “Counterparty Payment”).

The Swap Notional Amount for any Swap Payment Date shall be specified in the term sheet to which this term sheet supplement relates.  The factor for each Swap Payment Date is set forth in the term sheet to which this term sheet supplement relates.  Payments under the Swap Agreement will be made on a net basis.  The excess, if any, of a Trust Swap Payment over a Counterparty Payment in connection with any Swap Payment Date is referred to herein as a “Net Trust Swap Payment. ”  The excess, if any, of a Counterparty Payment over a Trust Swap Payment in connection with any Swap Payment Date is referred to herein as a “Net Counterparty Payment. ”

A “Swap Payment Date” means one business day (as defined in the Swap Agreement) prior to the 25th day of each month beginning and ending in the respective months set forth in the related term sheet.

The “Calculation Period” generally means each period from and including the 25th day of each month to, but excluding, the 25th day of the following month; provided that such Calculation Period shall be (i) unadjusted for business days with respect to payments due from the Supplemental Interest Trust and (ii) adjusted pursuant to the Following Business Day Convention (as defined in the Swap Agreement) with respect to amounts due from the Swap Counterparty.

The Swap Agreement and any payments made by the Swap Counterparty thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

The respective obligations of the Swap Counterparty and the Supplemental Interest Trust to pay specified amounts due under the Swap Agreement will be subject to the following conditions precedent: (1) no Swap Event of Default (as defined below) or event that with the giving of notice or lapse of time or both would become a Swap Event of Default shall have occurred and be continuing with respect to the Swap Agreement and (2) no “Early Termination Date” (as defined in the ISDA Master Agreement) has occurred or been effectively designated with respect to the Swap Agreement.

“Swap Default” means the occurrence of a Swap Event of Default, a Termination Event with respect to the Swap Agreement or an Additional Termination Event with respect to the Swap Agreement.

“Events of Default” under the Swap Agreement (each a “Swap Event of Default”) generally include the following standard events of default as described in Sections 5(a)(i), 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement:

•

“Failure to Pay or Deliver,”

•

“Breach of Agreement” (with respect to the Swap Counterparty only),

•

“Credit Support Default” (with respect to the Swap Counterparty, and clause (1) thereunder with respect to the Supplemental Interest Trust only if the Swap Counterparty has posted collateral),

•

“Misrepresentation” (with respect to the Swap Counterparty only),

•

“Bankruptcy” (other than certain clauses thereof with respect to the Trust which are inapplicable or have been modified in respect of the Trust), and

•

“Merger without Assumption” (but only with respect to the Swap Counterparty).

“Termination Events” under the Swap Agreement (each a “Termination Event”) generally consist of the following standard termination events as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement:

•

“Illegality” (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Swap Agreement);

•

“Tax Event” (which generally relates to either party to the Swap Agreement receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes due to a change in tax law); and

•

“Tax Event Upon Merger” (which generally relates to the Swap Counterparty making a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger).

In addition, there are “Additional Termination Events”

(a)

relating to the Supplemental Interest Trust, as specified in the Swap Agreement; and

(b)

relating to the Swap Counterparty's ratings whereby, if the Swap Counterparty’s rating (to the extent the applicable Certificates are rated by the relevant Ratings Agency):

•

falls to a short-term credit rating of “A-2” or below by S&P or, if the Swap Counterparty does not have a short-term rating from S&P, a long-term credit rating of “A” or below by S&P;

•

falls to a short-term credit rating of “P-2” or below or long-term credit rating of “A3”, or, if no short-term credit rating is available, a long-term credit rating of “A2” or below, in each case by Moody’s; or

•

falls to either a short-term credit rating of “F-2” or below by Fitch or a long-term credit rating of “A-” or below by Fitch;

and the Swap Counterparty fails, at its cost, to perform one or more actions, including, but not limited to:

•

furnishing a guarantee of the Swap Counterparty’s obligations under the Swap Agreement from a guarantor according to the terms of the Swap Agreement;

•

posting collateral securing its obligations under the Swap Agreement according to the terms of the Swap Agreement; or

•

obtaining a substitute swap counterparty to replace the Swap Counterparty that is confirmed by the rating agencies and has (a) either a short-term credit rating greater than or equal to “A-1” or, if the substitute swap counterparty does not have a short-term rating from S&P, a long-term credit rating greater than or equal to “A+”, in each case by S&P, (b) either a short-term credit rating greater than or equal to “P-2” and a long-term credit rating greater than or equal to “A3” or, if the substitute swap counterparty does not have a short-term credit rating from Moody’s, a long-term credit rating greater than or equal to “A3”, in each case by Moody’s and (c) either a short-term credit rating greater than or equal to “F-1” or a long-term credit rating greater than or equal to “A” by Fitch (in each case only to the extent the applicable Certificates are rated by the relevant Rating Agency).

If the credit ratings of the Swap Counterparty are downgraded to a rating level at “BB+” or below or withdrawn by S&P, downgraded to a rating level at “Baa1” or below or “P-3” or below by Moody’s (or such rating is withdrawn by Moody’s) or downgraded to a rating level at “BBB” or below or “F-3” or below by Fitch, to the extent the Certificates are rated by such rating agency, then the Swap Counterparty must seek to replace itself with a substitute swap counterparty or, in certain circumstances, obtain a guarantor and may in certain circumstances be required to post collateral while such swap counterparty or guarantor is being found.  Failure to comply with the rating downgrade provisions set out in the Swap Agreement may constitute a Swap Default in respect of the Swap Counterparty.

Upon any Early Termination Date, the Supplemental Interest Trust or the Swap Counterparty may be liable to make a termination payment (the “Swap Termination Payment”) to the other (regardless, if applicable, of which of the parties has caused the termination).  The Swap Termination Payment will be based on the value of the Swap Agreement computed in accordance with the procedures set forth in the Swap Agreement taking into account the present value of the unpaid amounts that would have been owed by the Supplemental Interest Trust and the Swap Counterparty under the remaining scheduled term of the Swap Agreement or the amount the Supplemental Interest Trust would have to pay or would receive for entering into a replacement swap agreement.  In the event that the Trustee (or the Trust Administrator, if applicable), on behalf of the Supplemental Interest Trust Trustee, is required to make a Swap Termination Payment, that payment, along with interest thereon, if any, will be paid on the Swap Payment Date immediately following the relevant Early Termination Date, and on any subsequent Swap Payment Dates until paid in full, in accordance with the priorities set forth under “Description of the Certificates—Allocation of Available Funds.”

Any Net Trust Swap Payment deposited to the Supplemental Interest Trust by the Trustee (or the Trust Administrator, if applicable) will be distributed to the Swap Counterparty.  To the extent that a Swap Termination Payment is made by the Swap Counterparty to the Supplemental Interest Trust, such specific amount shall be used to make any upfront payment required under a replacement swap agreement and to the extent that any payments are received from a replacement swap counterparty as payment by such replacement swap counterparty to enter into a replacement transaction(s), such specific amounts shall be used to pay directly any termination payments owing to the Swap Counterparty that is being replaced without being allocated in accordance with the priorities set forth under “Description of the Certificates—Allocation of Available Funds.”

Notwithstanding anything to the contrary contained herein, in the event that a replacement swap agreement is not obtained by the Trustee (or the Trust Administrator, if applicable) within 30 days after receipt by the Trustee (or the Trust Administrator, if applicable) of the Swap Termination Payment paid by the original Swap Counterparty, the Trustee (or the Trust Administrator, if applicable) will deposit such Swap Termination Payment into the Supplemental Interest Trust and will, on each Distribution Date, withdraw from the Supplemental Interest Trust an amount equal to the Net Counterparty Payment, if any, that would have been paid to the Supplemental Interest Trust by the original Swap Counterparty (computed in accordance with the terms of the original Swap Agreement) and distribute such amount in the priority set forth below.

In addition, the Swap Counterparty may, subject (except in the case of a transfer pursuant to the rating downgrade provisions discussed above) to acknowledgement by each of the Rating Agencies that the rating of the relevant Certificates will not be downgraded or withdrawn, assign its obligations under the Swap Agreement (i) with the prior written consent of the Supplemental Interest Trust to an unaffiliated party or (ii) without the prior consent of the Supplemental Interest Trust to an affiliated party, in each case, that either has at least equivalent credit ratings to the levels specified in the Swap Agreement or has furnished a guarantee, subject to approval by S&P as specified in the Swap Agreement, of its obligations under the Swap Agreement from a guarantor with at least equivalent credit ratings to the levels specified in the Swap Agreement.

Any Net Counterparty Payment deposited to the Supplemental Interest Trust by the Swap Counterparty will be distributed as specified in the related prospectus supplement.

Calculation of Certificate Index

On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, a “LIBOR Determination Date”), the Trustee (or the Trust Administrator, if applicable) will determine the Certificate Index for such Accrual Period for such LIBOR Certificates on the basis of the London interbank offered rate (“LIBOR”) for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such related LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as of 11:00 a.m. (London time) on such related LIBOR Determination Date.  The Trustee (or the Trust Administrator, if applicable) will request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If on such related LIBOR Determination Date two or more Reference Banks provide such offered quotations, the Certificate Index for the related Accrual Period will be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).  If on such related LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, the Certificate Index for the related Accrual Period shall be the higher of (x) the Certificate Index as determined on the previous related LIBOR Determination Date and (y) the Reserve Interest Rate.

As used in this section, “LIBOR Business Day” means a day on which banks are open for dealing in foreign currency and exchange in London; “Telerate Page 3750” means the display page currently so designated on the Dow Jones Telerate Capital Markets Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); “Reference Banks” means leading banks selected by the Trustee (or the Trust Administrator, if applicable) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (1) with an established place of business in London, (2) which have been designated as such by the Trustee (or the Trust Administrator, if applicable) and (3) not controlling, controlled by or under common control with, the Depositor, a Servicer or any successor servicer or an Originator; and “Reserve Interest Rate” shall be the rate per annum that the Trustee (or the Trust Administrator, if applicable) determines to be either (x) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee (or the Trust Administrator, if applicable) are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (y) in the event that the Trustee (or the Trust Administrator, if applicable) can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee (or the Trust Administrator, if applicable) are quoting on such related LIBOR Determination Date to leading European banks.

The establishment of the Certificate Index on each related LIBOR Determination Date by the Trustee (or the Trust Administrator, if applicable) and its calculation of the rates of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

Reports to Certificateholders

On each Distribution Date, the Trustee (or the Trust Administrator, if applicable) will provide or make available to each holder of a certificate, the Rating Agencies, any Master Servicer, the Loan Performance Advisor and the Swap Counterparty a statement (based solely on information received from the Servicers and the Swap Counterparty) setting forth, among other things, the information set forth in the accompanying prospectus under “Description of the Certificates—Reports to Securityholders.”  The Trustee (or the Trust Administrator, if applicable) will make the statement (and, at its option, any additional files containing the same information in an alternative format) available each month via the Trustee’s website.

In addition, within a reasonable period of time after the end of each calendar year, the Trustee (or the Trust Administrator, if applicable) will prepare and deliver to each holder of a certificate of record during the previous calendar year who has requested such a statement in writing a statement containing information necessary to enable holders of the certificates to prepare their tax returns.  Such statements will not have been examined and reported upon by an independent public accountant.

THE POOLING AGREEMENT

General

The Offered Certificates will be issued pursuant to a Pooling Agreement.  The assets of a Trust created under the related Pooling Agreement will consist of (i) all of the Depositor’s right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling Agreement, (v) the Net WAC Reserve Fund, (vi) the rights of the Trustee under the Swap Agreement and (vii) the rights of the Seller under the Mortgage Loan Purchase Agreement.  The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

Assignment of the Mortgage Loans

On the Closing Date, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan, the related mortgage note, mortgage, assignment of mortgage in recordable form to the Trustee and other related documents (collectively, the “Mortgage Loan Documents”), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date.  The Trustee, concurrently with each such transfer, will deliver the Offered Certificates to the Depositor.  Each Mortgage Loan transferred to the Trust will be identified on a schedule (the “Mortgage Loan Schedule”) delivered to the Trustee pursuant to the Pooling Agreement.  Such schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date and its Loan Rate as well as other information.

The Pooling Agreement will require that, within the time period specified therein, the Depositor will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee’s agent for such purpose) the Mortgage Loan Documents and the mortgage notes endorsed in blank or to the Trustee.  In lieu of delivery of original mortgages or mortgage notes, if such original is not available or lost, the Depositor may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit executed by the Originator.  The assignments of mortgage are generally required to be recorded by or on behalf of the Trust in the appropriate offices for real property records. Any cost associated with the recording of such assignments of mortgage will not be an expense of the Trust or the Trustee.

The Trustee (or a custodian) will review the Mortgage Loan Documents pursuant to the Pooling Agreement or a related custodial agreement and if any Mortgage Loan Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Originator by the Trustee (or a custodian), the Originator will be obligated to repurchase the related Mortgage Loan at a price equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate through the end of the calendar month in which the repurchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Servicer, any unpaid Servicing Fees and any costs, indemnities and damages incurred by the Trust or the Servicer in connection with any violations of any predatory or abusive lending laws with respect to a Mortgage Loan (the “Purchase Price”).  Rather than repurchase the related Mortgage Loan, the Originator may remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust and substitute in its place a Qualified Substitute Mortgage Loan (as defined below).  However, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any REMIC or result in a prohibited transaction tax under the Internal Revenue Code.  This cure, repurchase or substitution obligation constitutes the sole remedy available to certificateholders or the Trustee for the omission of, or a material defect in, a Mortgage Loan Document.

A “Qualified Substitute Mortgage Loan” is a Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Deleted Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Deleted Mortgage Loan and not more than 1% in excess of the Loan Rate of such Deleted Mortgage Loan; (iii) if an adjustable-rate Mortgage Loan, have a Maximum Loan Rate and Minimum Loan Rate not less than the respective Maximum Loan Rate and Minimum Loan Rate for the Deleted Mortgage Loan and have a Gross Margin equal to or greater than the Deleted Mortgage Loan, and have the same Index and Adjustment Date frequency as the Deleted Mortgage Loan; (iv) have the same Due Date as the Deleted Mortgage Loan; (v) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Deleted Mortgage Loan; (vi) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling Agreement (in each case, deemed to be made as of the date of substitution); (vii) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced; (viii) be of the same or better credit quality as the Mortgage Loan being replaced; and (ix) satisfy certain other conditions specified in the Pooling Agreement.

In connection with the substitution of a Qualified Substitute Mortgage Loan, the Seller will be required to deposit or cause to be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the “Substitution Adjustment”) equal to the excess of the Principal Balance of the related Deleted Mortgage Loan over the Principal Balance of such Qualified Substitute Mortgage Loan plus any costs, indemnities and damages incurred by the Trust in connection with any violations of any predatory or abusive lending laws with respect to a related Mortgage Loan.

Under a Reconstitution Agreement, each Originator will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each related Mortgage Loan (e.g., Cut-off Date Principal Balance and the Loan Rate).  In addition, each Originator will make certain other representations and warranties with respect to each related Mortgage Loan, including, but not limited to, the following: (i) no Mortgage Loan will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable local, state or federal law; (ii) no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; (iii) no related Mortgage Loan is a “high cost” mortgage loan as defined under any applicable state, local or federal predatory or abusive lending laws including the Georgia Fair Lending Act; and (iv) no Mortgage Loan originated on or after November 27, 2003 and before July 6, 2004 is a “covered home loan” under the New Jersey Home Ownership Security Act of 2002.  Furthermore, each Originator will represent and warrant with respect to each related Mortgage Loan as of the Closing Date that, among other things, at the time of transfer to the Seller, such Originator has transferred and assigned all of its right, title and interest in each related Mortgage Loan and the Mortgage Loan Document, free of any lien.  The Seller will represent and warrant in the Pooling Agreement that (i) each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loans and (ii) none of the Mortgage Loans included in the transaction are “high cost,” “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6C Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the certificateholders in the related Mortgage Loan and Mortgage Loan Documents, an Originator (with respect to its representations or warranties made under the related Mortgage Loan Purchase Agreement or Reconstitution Agreement) or Seller (with respect to its representations and warranties made under the Pooling Agreement or the representations and warranties of an Originator for which such Originator is unable to perform), as applicable, will have a period of 90 days after discovery or notice of the breach to effect a cure.  If the breach cannot be cured within the 90-day period, the related Originator or Seller, as applicable, will be obligated to (x) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan or (y) purchase such Mortgage Loan from the Trust at the Purchase Price.  However, a substitution of the related Mortgage Loan is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any REMIC or result in a prohibited transaction tax under the Internal Revenue Code.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

Each Servicer shall establish and maintain or cause to be maintained a separate trust account (the “Collection Account”) for the benefit of the certificateholders.  The Collection Account will be an Eligible Account (as defined in the Pooling Agreement) of the Trust.  Upon receipt by a Servicer of amounts in respect of the related Mortgage Loans (excluding amounts representing the Servicing Fee or other servicing compensation, permitted reimbursements for Advances and Servicing Advances (each, as defined below), condemnation proceeds required to be released to a mortgagor, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), each Servicer will deposit such amounts in the related Collection Account.  Amounts so deposited may be invested in Permitted Investments (as described in the Pooling Agreement) maturing no later than one business day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account.  The Trustee (or the Trust Administrator, if applicable) will establish an account (the “Distribution Account”) into which will be deposited amounts withdrawn from the Collection Account on the Servicer Remittance Date (as defined below) and deposited to the Distribution Account for distribution to certificateholders on a Distribution Date.  The Distribution Account will be an Eligible Account, and amounts on deposit therein may be invested in Permitted Investments (as described in the Pooling Agreement) maturing no later than the related Distribution Date.  The following table sets forth certain information with respect to the accounts of the Issuing Entity.

Advances

Subject to the following limitations, a Servicer will be obligated to advance or cause to be advanced on or before each Servicer Remittance Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, or both (each, an “Advance”), in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure.

In the event that a Balloon Loan is not paid in full on its maturity date, the Servicer will also be obligated to make Advances with respect to the assumed monthly payments that would have been due on such Balloon Loan based upon the original amortization schedule for the Mortgage Loan, unless the Servicer determines that the Advance would not be recoverable.  In no event will the Servicer or the Trustee be obligated to advance the balloon payment due on any Balloon Loan.

If a Master Servicer is specified in the term sheet to which this term sheet supplement relates and the amount of Advances received from a Servicer is less than the amount required to be advanced under the Pooling Agreement, the Master Servicer may be required to make such Advance, prior to each Distribution Date, subject to the Master Servicer’s reasonable determination as to recoverability.

Advances on a Mortgage Loan are required to be made only to the extent they are deemed by the Servicer (or Master Servicer, if applicable) to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds on such Mortgage Loan.  The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses.  The Servicer (or Master Servicer, if applicable) will not be required, however, to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.  Subject to the recoverability standard above, the Servicer’s (or Master Servicer’s, if applicable) obligation to make Advances as to any Mortgage Loan will continue until the Mortgage Loan is paid in full or until the recovery of all liquidation proceeds thereon.

All Advances will be reimbursable to the Servicer (or Master Servicer, if applicable) from late collections, insurance proceeds, condemnation proceeds, liquidation proceeds and Recoveries from the Mortgage Loan as to which such unreimbursed Advance was made or from funds in the Collection Account that are not included in Available Funds for the related Distribution Date, unless such amounts are deemed to be nonrecoverable by the Servicer in which case reimbursement will be made to the Servicer from the general funds in the Collection Account.  The Servicer (or Master Servicer, if applicable) may recover from amounts in the Collection Account the amount of any Advance that remains unreimbursed to the Servicer (or Master Servicer, if applicable) from the related liquidation proceeds after the final liquidation of the related Mortgage Loan, and such reimbursement amount will not be available for remittance to the Trustee for distribution on the Offered Certificates.

In the course of performing its servicing obligations, the Servicer (or Master Servicer, if applicable) will pay all reasonable and customary “out-of-pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage, (iv) obtaining broker price opinions and (v) locating missing mortgage files.  Each such expenditure will constitute a “Servicing Advance.”  The Servicer (or Master Servicer, if applicable) is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Loans and incurred by the Servicer (or Master Servicer, if applicable) in connection with its responsibilities under the Pooling Agreement and is entitled to reimbursement therefor as provided in the Pooling Agreement.  The Servicer (or Master Servicer, if applicable) is required to make a Servicing Advance on a Mortgage Loan only to the extent it is deemed by the Servicer (or Master Servicer, if applicable) to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds on such Mortgage Loan.

The Servicer is also obligated to accurately and fully report its borrower credit files to all three credit repositories in a timely manner.

The Servicer’s (or Master Servicer’s, if applicable) right to reimbursement for Servicing Advances is limited to late collections, liquidation proceeds, Recoveries, condemnation proceeds, released Mortgaged Property proceeds, insurance proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Servicer in which event reimbursement will be made to the Servicer from general funds in the Collection Account.

Optional Purchase of Defaulted Loans

Pursuant to the terms and conditions set forth in the Pooling Agreement, a Servicer or the majority holder of the Class X Certificates, as the case may be, may, at its option, purchase any Mortgage Loan from the Trust that is delinquent in payment by 90 days or more at the Purchase Price for such Mortgage Loan; provided, however, that the Servicer or the majority holder of the Class X Certificates, as applicable, must first purchase such Mortgage Loan that, as of the time of such purchase, has been delinquent for the greatest period before purchasing Mortgage Loans that have been delinquent for lesser periods.

The Trustee

The Trustee for a series will either be U.S. Bank National Association (“U.S. Bank”) or Wells Fargo Bank, N.A. (“Wells Fargo”) and will be identified in the term sheet to which this term sheet supplement relates.

U.S. Bank National Association.  U.S. Bank may act as the Trustee under the terms of the Pooling Agreement.  U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp.  The Pooling Agreement will be administered from U.S. Bank’s corporate trust office located at 60 Livingston Avenue, St. Paul, Minnesota 55107.   Unless an Event of Default has occurred and is continuing under the Pooling Agreement, the Trustee will perform only such duties as are specifically set forth in the Pooling Agreement.  If an Event of Default occurs and is continuing under the Pooling Agreement, the Trustee (or the Trust Administrator, if applicable) is required to exercise such of the rights and powers vested in it by the Pooling Agreement, such as either acting as the servicer or appointing a successor servicer, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.  Subject to certain qualifications and exceptions specified in the Pooling Agreement, the Trustee will be liable for its own negligent action, its own negligent failure to act and its own misconduct for actions.

Wells Fargo Bank, N.A. Wells Fargo may act as the Trustee under the terms of the Pooling Agreement.  The Depositor and the Servicers may maintain other banking relationships in the ordinary course of business with the Wells Fargo and its affiliates.  Offered certificates may be surrendered at the corporate trust office of the trustee located for certificate transfer purposes at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services/Asset-Backed Administration — ABSC Asset-Backed Pass-Through Certificates (specify the related series), or at such other addresses as the trustee may designate from time to time.  For all other purposes, the office of the trustee is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:  Corporate Trust Services — ABSC Asset-Backed Pass-Through Certificates (specify the related series).  In the event the Trustee advises the Depositor and the Servicer (or Master Servicer, if applicable) that it is unable to continue to perform its obligations under the terms of the Pooling Agreement prior to the appointment of a successor, the Trustee is obligated to perform these obligations until a new trustee is appointed.

Certain Matters Regarding the Trustee

The Pooling Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust up to the level specified in the Pooling Agreement and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of the Pooling Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling Agreement, other than any loss, liability or expense (x) that constitutes a specific liability of the Trustee under the Pooling Agreement or (y) incurred by reason of willful misfeasance, bad faith or negligence in the performance of its respective duties under the Pooling Agreement or as a result of a breach, or by reason of reckless disregard, of its respective obligations and duties under the Pooling Agreement.  The Pooling Agreement will provide that the Trustee may withdraw amounts owing to it under the Pooling Agreement prior to distributions to certificateholders.

Offered Certificates may be surrendered at the corporate trust office of the Trustee, or at such other addresses as the Trustee may designate from time to time.

The Custodian

Either the Trustee or a party or the parties specified in the term sheet to which this term sheet supplement relates will act as custodian of all or a specified portion of the mortgage files related to the Mortgage Loans (the “custodian”).  The custodian will hold the mortgage files in one of its custodial vaults on behalf of the Trust. The custodian will review each related mortgage file in accordance with the review criteria specified in the Pooling Agreement or a related custodial agreement and deliver a certification to the effect that, except as noted in the certification, all required documents have been executed and received.  Additional responsibilities of the custodian will be set forth in the Pooling Agreement or a related custodial agreement.

Voting Rights

At all times 97% of all voting rights will be allocated among the holders of the LIBOR Certificates in proportion to the then outstanding Certificate Principal Balances of their respective certificates.  At all times 1% of all voting rights will be allocated to the holders of the Class X Certificates (unless certain conditions set forth in the Pooling Agreement exist), 1% of all voting rights will be allocated to the holders of the Class P Certificates and 1% of all voting rights will be allocated to the holders of the Class R Certificates.  The voting rights allocated to any class of certificates will be allocated among all holders of the certificates of such class in proportion to the outstanding Percentage Interests.

Events of Default

As provided in the Pooling Agreement, a Servicer may be removed as the servicer of the related  Mortgage Loans (or, the Master Servicer may be removed as master servicer) if there is an Event of Default.  “Event of Default” generally includes the following events:

1.

any failure by the Servicer (or the Master Servicer, if applicable) to remit to the Trustee (or the Trust Administrator, if applicable) for distribution to the certificateholders any payment (other than Advances that are required to be made from its own funds) which continues unremedied for a period of two business days after the earlier of (x) the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer (or the Master Servicer, if applicable) by the Depositor or the Trustee (or the Trust Administrator, if applicable), or to the Servicer (or the Master Servicer, if applicable), the Depositor and the Trustee (or the Trust Administrator, if applicable) by the holders of certificates entitled to at least 25% of the voting rights and (y) actual knowledge of such failure by a servicing officer of the Servicer (or the Master Servicer, if applicable); or

2.

any failure on the part of the Servicer (or the Master Servicer, if applicable) duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer (or the Master Servicer, if applicable) contained in the Pooling Agreement which continues unremedied for a period of 45 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer (or the Master Servicer, if applicable) by the Depositor or the Trustee (or the Trust Administrator, if applicable), or to the Servicer (or the Master Servicer, if applicable), the Depositor and the Trustee (or the Trust Administrator, if applicable) by the holders of certificates entitled to at least 25% of the voting rights and (y) actual knowledge of such failure by a servicing officer of the Servicer (or the Master Servicer, if applicable); or

3.

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer (or the Master Servicer, if applicable) and if such proceeding is being contested by the Servicer (or the Master Servicer, if applicable) in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

4.

the Servicer (or the Master Servicer, if applicable) shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

5.

the Servicer (or the Master Servicer, if applicable) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

6.

any failure of the Servicer (or the Master Servicer, if applicable) to make any Advance when due and that continues unremedied until 1:00 PM New York time on the second business day after the date upon which written notice of such failure, requiring the same to be remedied, shall be given to the Servicer (or the Master Servicer, if applicable) by the Depositor or the Trustee (or the Trust Administrator, if applicable).

If an Event of Default described in clauses 1. through 5. occurs, then, so long as the Event of Default shall not have been remedied, the Depositor may, and at the written direction of the holders of certificates entitled to at least 51% of voting rights, the Trustee (or the Trust Administrator, if applicable) shall, by notice in writing to the Servicer (or the Master Servicer, if applicable) (and to the Depositor if given by the Trustee (or the Trust Administrator, if applicable) or to the Trustee (or the Trust Administrator, if applicable) if given by the Depositor), terminate all of the rights and obligations of the Servicer (or the Master Servicer, if applicable) in its capacity as the Servicer under the Pooling Agreement.  If the Event of Default described in clause 6. occurs, the Trustee (or the Trust Administrator, if applicable) shall, with respect to the Servicer (or the Master Servicer, if applicable), by notice in writing to the Servicer, the Seller and the Depositor, terminate all of the rights and obligations of the Servicer in its capacity as the servicer (or the Master Servicer in its capacity as the master servicer, as applicable) under the Pooling Agreement.  In the event that the Servicer is no longer the servicer or any Master Servicer is no longer the master servicer (including, by reason of an Event of Default), the Trustee (or the Trust Administrator, if applicable) or other successor will assume all of the rights and obligations of the Servicer (or the Master Servicer, if applicable), provided, however, that there will be a transition period, not to exceed 90 days for the actual servicing to be transferred to the Trustee (or the Trust Administrator, if applicable) or a successor service or master servicer.

No assurance can be given that termination of the rights and obligations of the Servicer (or the Master Servicer, if applicable) under the Pooling Agreement would not adversely affect the servicing of the Mortgage Loans, including the delinquency experience of the Mortgage Loans.

Optional Termination

The majority holder of the Class X Certificates (if such certificateholder is not an affiliate of the Depositor or the Seller and the Class X Certificates are not securing an issuance of notes) will (subject to the terms of the Pooling Agreement) have the option to direct the Servicer (or the Master Servicer, if applicable) to purchase on behalf of such Class X Certificateholder all of the Mortgage Loans and thereby effect the early retirement of the certificates, on any Distribution Date on which the aggregate Principal Balance of the Mortgage Loans in the Trust is equal to or less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.  The first Distribution Date on which such option could be exercised is referred to herein as the “Optional Termination Date.”   In the event that the option is exercised, the purchase will be made at a price (the “Termination Price”) generally equal to the sum of (i) 100% of the aggregate outstanding Principal Balance of the Mortgage Loans (other than in respect of REO Property) plus accrued interest thereon at the applicable Loan Rate to the date of purchase, (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the stated principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and  unpaid interest thereon at the applicable Mortgage Rate, (iii) any unreimbursed Advances, Servicing Advances, Servicing Fees and such other fees that are specified in the related prospectus supplement and other amounts payable to the Servicer, any Master Servicer (if applicable), the Trustee and any Trust Administrator (if applicable) and (iv) the amount of any unpaid Swap Termination Payment owed to the Swap Counterparty.  If such option is exercised, the Trust will be terminated effecting an early retirement of the certificates.  Distributions on the certificates relating to any optional termination will first be paid to the Class A Certificates and then to the Mezzanine Certificates.  The proceeds from that distribution may not be sufficient to distribute the full amount to which each class of Offered Certificates is entitled.

On any Distribution Date on which the majority holder of the Class X Certificates does not exercise its option to effect an early retirement of the certificates, the Servicer (or the Master Servicer, if applicable) will have the option to purchase all of the Mortgage Loans, as long as the Class X Certificates are not pledged as security for an issuance of notes, at the Termination Price, as described in the Pooling Agreement.

Amendment

The Pooling Agreement may be amended by the Depositor, the Seller, a Servicer, any Master Servicer, any Trust Administrator, and the Trustee without the consent of any of the certificateholders or Rating Agencies to cure any ambiguity, to correct, modify or supplement any provision in the Pooling Agreement (including to give effect to the expectations of the Certificateholders), to make any other provisions with respect to matters or questions arising under the Pooling Agreement which are not inconsistent with the provisions of the Pooling Agreement, or to maintain the qualification of the Trust as a REMIC, provided that the action will not adversely affect in any material respect the interests of any certificateholder.  The Pooling Agreement may also be amended by the Depositor, the Seller, a Servicer, any Master Servicer, any Trust Administrator, and the Trustee with the consent of the holders of certificates evidencing not less than 66% of the voting rights for any purpose, but that no amendment may:

•

reduce in any manner the amount of or delay the timing of, payments received on the Mortgage Loans which are required to be distributed on any certificate without the consent of the holder of the certificate,

•

adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in the preceding bullet point, without the consent of the holders of certificates of that class evidencing not less than 66% of the aggregate voting rights of that class, or

•

reduce the percentage of voting rights required by the preceding bullet point for the consent to any amendment without the consent of the holders of all certificates covered by the Pooling Agreement then outstanding.

However, the Trustee need not consent to any amendment of the Pooling Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not cause the Trust to fail to qualify as a REMIC at any time that the related certificates are outstanding.  In addition to the conditions described above, the consent of the Swap Counterparty (so long as the Swap Agreement is outstanding) will also be necessary for certain amendments of the Pooling Agreement that materially affect their respective rights, thereunder, as more fully described in the Pooling Agreement.

Servicer Alternatives to Foreclosure

Each Servicer may foreclose on any related delinquent Mortgage Loan or, subject to certain limitations set forth in the Pooling Agreement, work out an agreement with the mortgagor, which may involve waiving or modifying any term of the Mortgage Loan; provided that in the judgment of such Servicer, any such modification or waiver could reasonably be expected to result in collections and other recoveries in respect of such Mortgage Loan in excess of Net Liquidation Proceeds that would reasonably be expected to be recovered upon the foreclosure of, or other realization upon, such Mortgage Loan.  If a Servicer extends the payment period or accepts a lesser amount than stated in the mortgage note in satisfaction of the mortgage note, your yield may be reduced.

Special Servicing Agreements

The Pooling Agreement will permit a Servicer to enter into a special servicing agreement with an unaffiliated holder of the most junior class of subordinate certificates then outstanding.  Under that agreement, that unaffiliated holder may instruct such Servicer to commence or delay foreclosure proceedings for delinquent Mortgage Loans, subject to confirmation from each Rating Agency that such agreement would not lead to a qualification, downgrade or withdrawal of the ratings then assigned to the Offered Certificates. The commencement or delay at that holder’s direction will be taken by such Servicer only after that holder deposits a specified amount of cash with such Servicer. That cash will be available for payment to related certificateholders if liquidation proceeds are less than they otherwise may have been had that Servicer acted using its normal servicing procedures.

Advance Facility

The Pooling Agreement will provide that (i) a Servicer may enter into a facility with any person which provides that such person may fund Advances and/or servicing advances, although no such facility will reduce or otherwise affect such Servicer’s obligation to fund such Advances and/or servicing advances and (ii) the Pooling Agreement may be amended by the parties thereto without the consent of the certificateholders as necessary or appropriate to effect the terms of such a facility.

FEES AND EXPENSES OF THE TRUST

The expense fees for the Mortgage Loans are payable out of the interest payments on each Mortgage Loan.  The expense fees consist of the Servicing Fee, the LPA Fee and the Trustee Fee (if specified in the term sheet to which this term sheet supplement relates), and may also include a master servicing fee or trust administration fee (if specified in the term sheet to which this term sheet supplement relates).

The principal compensation to be paid to each Servicer in respect of its servicing activities (the “Servicing Fee”) will be at the “Servicing Fee Rate” of the per annum percentage specified in the term sheet to which this term sheet supplement relates on the Principal Balance of each Mortgage Loan collected from interest collections on such Mortgage Loan.  As additional servicing compensation, a Servicer is entitled to retain all servicing-related fees, including assumption fees, modification fees, extension fees, late payment charges and other ancillary fees (but not prepayment premiums, which will be distributed to the holders of the Class P Certificates), to the extent collected from mortgagors and non-sufficient fund fees, together with any interest or other income earned on funds held in the Collection Account.  Each Servicer (or the Master Servicer, if applicable) is obligated to deposit into the Collection Account the amount of any Prepayment Interest Shortfall resulting from voluntary prepayments in full but only in an amount up to its Servicing Fee for the related Distribution Date (payments made by the Servicer in satisfaction of such obligations, “Compensating Interest”).

The Swap Counterparty will receive the Net Trust Swap Payment on or prior to each Distribution Date in accordance with the priority of payments set forth above under “Description of the Certificates—Allocation of Available Funds.”

Unless specified otherwise in the term sheet to which this term sheet supplement relates, the principal compensation to be paid to the Trustee in respect of its respective obligations under the Pooling Agreement (other than any duties as custodian) will be the investment earnings on amounts on deposit in the Distribution Account (the "Trustee Fee").  The custodial fees will be payable by the Trustee.

The principal compensation to be paid to the Loan Performance Advisor in respect of its monitoring activities (the “LPA Fee”) will be at the “LPA Fee Rate” of the per annum percentage specified in the term sheet to which this term sheet supplement relates on the Principal Balance of each Mortgage Loan collected from interest collections on such Mortgage Loan.

With respect to any Distribution Date and each Mortgage Loan as to which a voluntary principal prepayment was applied during the related Prepayment Period (other than prepayments received in the month of such Distribution Date), the “Prepayment Interest Shortfall” is an amount equal to the interest at the applicable Loan Rate (net of the Servicing Fee) on the amount of such principal prepayment for the number of days from the date on which the principal prepayment is applied through the last day of the calendar month preceding such Distribution Date.

A “Net Prepayment Interest Shortfall,” with respect to any Distribution Date, is the excess of Prepayment Interest Shortfalls over the amount the Servicer is obligated to remit as Compensating Interest.  The Servicer shall not be obligated to pay Compensating Interest with respect to any interest shortfalls due to application of the Relief Act.

The following table sets forth certain information with respect to the fees payable to the Servicer, the Trustee and the Loan Performance Advisor in respect of the performance of their obligations to the Trust Fund.

Party	Fee Payable	Amount/ Description of Fee	Priority/ Source of Payment
Servicer	Monthly

An amount equal to 1/12 of the product of (1) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period and (2) the applicable percentage specified in the term sheet to which this term sheet supplement relates.

The Servicer will withdraw the Servicing Fee from interest actually collected on each Mortgage Loan prior to such amounts being available to make payments on the Certificates.
Trustee	Monthly

Unless specified otherwise in the term sheet to which this term sheet supplement relates, either (a) interest earned on amounts on deposit in the Distribution Account or (b) a fee determined by agreement between the Trustee and the Trust Administrator or another entity.

Unless specified otherwise in the term sheet to which this term sheet supplement relates, the fees of the Trustee will be (a) retained by the Trustee from amounts on deposit in the Distribution Account, (b) paid by the Trust Administrator or (c) paid by the Master Servicer.

Loan Performance Advisor	Monthly

An amount equal to 1/12 of the product of (1) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period and (2) the percentage specified in the term sheet to which this term sheet supplement relates.

The fees of the Loan Performance Advisor will be paid by the Trustee from the Collection Account.
Master Servicer (if applicable)	Monthly

Unless specified otherwise in the term sheet to which this term sheet supplement relates, either (a) an amount equal to 1/12 of the product of (1) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period and (2) the applicable percentage specified in the term sheet to which this term sheet supplement relates or (b) a fee determined by agreement between the Master Servicer and Trust Administrator or another entity.

Unless specified otherwise in the term sheet to which this term sheet supplement relates, either (a) the fees of the Master Servicer will be retained by the Master Servicer from amounts on deposit in the Distribution Account or (b) the fees of the Master Servicer will be paid by the Trust Administrator or another entity.

Trust Administrator (if applicable)	Monthly

Unless specified otherwise in the term sheet to which this term sheet supplement relates, either (a) an amount equal to 1/12 of the product of (1) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period and (2) the applicable percentage specified in the term sheet to which this term sheet supplement relates, (b) a fee determined by agreement between the Master Servicer and Trust Administrator or another entity or (c) interest earned on amounts on deposit in the Distribution Account.

Unless specified otherwise in the term sheet to which this term sheet supplement relates, either (a) the fees of the Trust Administrator will be retained by the Trust Administrator from amounts on deposit in the Distribution Account or (b) the fees of the Trust Administrator will be paid by the Master Servicer or another entity.

YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

The yields to maturity of the Offered Certificates will be sensitive to defaults on the Mortgage Loans.  If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated.  In general, the earlier a loss occurs, the greater is the effect on an investor’s yield to maturity.  There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans.  Because the Mortgage Loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower’s credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Mortgage Loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the Offered Certificates will be affected by the rate and timing of payments of principal on the Mortgage Loans.  In particular, the yields to maturity of each class of Class A Certificates will be most affected by the rate and timing of payments of principal on the Mortgage Loans in the related Subgroup.  The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and purchases by the Seller or an Originator).  Because certain of the Mortgage Loans contain prepayment premiums, the rate of principal payments may be less than the rate of principal payments for Mortgage Loans that did not have prepayment premiums.  The Mortgage Loans are subject to the “due-on-sale” provisions included therein that provide that the Mortgage Loan is assumable by a creditworthy purchaser of the related Mortgaged Property.  See “The Mortgage Pool” herein.

Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase) will result in distributions on the Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans.  Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments.  The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such class of Offered Certificates is purchased at a discount or premium.  Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  In general, if prevailing interest rates were to fall significantly below the Loan Rates on the Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Loan Rates on such Mortgage Loans.  Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease.  The Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment.  For example, if prevailing interest rates were to fall, mortgagors may be inclined to refinance their Mortgage Loans with a fixed-rate loan to “lock in” a lower interest rate or to refinance their Mortgage Loans with other more competitive adjustable-rate mortgage loans.  The existence of the applicable Periodic Rate Cap and Maximum Loan Rate with respect to the adjustable-rate Mortgage Loans also may affect the likelihood of prepayments resulting from refinancings.  No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments.  In addition, substantially all of the adjustable-rate Mortgage Loans will not have their initial Adjustment Date for two, three or five years after the origination thereof.  The prepayment experience of these delayed first adjustment Mortgage Loans may differ from that of the other Mortgage Loans.  The delayed first adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Loan Rates on such Mortgage Loans as borrowers seek to avoid changes in their monthly payments.

The holders of the Class P Certificates will be entitled to all prepayment premiums received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates.  Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment premium.  Investors should conduct their own analysis of the effect, if any, that the prepayment premiums, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.  The Depositor makes no representations as to the effect that the prepayment premiums, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

To the extent the related Net WAC Rate is paid on the LIBOR Certificates, certificateholders will be entitled to the related Net WAC Rate Carryover Amount.  Any Net WAC Rate Carryover Amount will be payable from any available Net Counterparty Payments under the Swap Agreement and from Net Monthly Excess Cashflow only to the extent that the Overcollateralization Target Amount has been maintained and certain other amounts have been paid.  See “Description of the Certificates—Overcollateralization Provisions” in this term sheet supplement.

Additional Information

The Depositor may file certain yield tables and other computational materials with respect to the Offered Certificates with the Securities and Exchange Commission (the “Commission”) in a report on Form 8-K.  Such tables and materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions (as defined herein).  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Weighted Average Lives

The timing of changes in the rate of principal prepayments on the Mortgage Loans may significantly affect an investor’s actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor’s expectation.  In general, the earlier a principal prepayment on the Mortgage Loans occurs, the greater the effect of such principal prepayment on an investor’s yield to maturity.  The effect on an investor’s yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

The weighted average life of an Offered Certificate is the average amount of time that will elapse from the Closing Date, until each dollar of principal is repaid to the investors in such Offered Certificate.

Yield Sensitivity of the Mezzanine Certificates

With respect to each Class of Mezzanine Certificates, if the Certificate Principal Balances of the Class or Classes of Mezzanine Certificates having a higher numerical designation have been reduced to zero, the yield to maturity on that Class of Mezzanine Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or overcollateralization) will be allocated to such Class of Mezzanine Certificates.

Investors in the Mezzanine Certificates should fully consider the risk that Realized Losses on the Mortgage Loans could result in the failure of such investors to fully recover their investments.  In addition, once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Mezzanine Certificates will no longer accrue interest and will not be reinstated thereafter unless Recoveries are received.  However, Allocated Realized Loss Amounts may be paid to the holders of the Mezzanine Certificates from Net Monthly Excess Cashflow in the priorities set forth under “Description of the Certificates —Overcollateralization Provisions” in this term sheet supplement.

Unless the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, the Mezzanine Certificates will not be entitled to any principal distributions until the Stepdown Date or during any period in which a Trigger Event is in effect.  As a result, the weighted average lives of the Mezzanine Certificates will be longer than would otherwise be the case if distributions of principal were allocated on a pro rata basis among the Class A Certificates and the Mezzanine Certificates.  As a result of the longer weighted average lives of the Mezzanine Certificates, the holders of such Mezzanine Certificates have a greater risk of suffering a loss on their investments.  Further, because a Trigger Event may occur as a result of delinquencies and not losses on the Mortgage Loans, it is possible for the Mezzanine Certificates to receive no principal distributions (unless the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero) on and after the Stepdown Date even if no losses have occurred on the Mortgage Pool.

USE OF PROCEEDS

The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Mortgage Loans transferred to the Trust on the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES

Multiple elections will be made to treat designated portions of the Trust as real estate mortgage investment conduits (“REMICs”) for federal income tax purposes.  Upon the issuance of the Offered Certificates, McKee Nelson LLP, special counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling Agreement, for federal income tax purposes, each REMIC for which the Trustee files a REMIC election will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the “Code”).  The Residual Certificates will consist of components, each of which will represent the sole class of “residual interests” in a REMIC.

For federal income tax information reporting purposes, the Trustee will treat each holder of an Offered Certificate (i) as holding an undivided interest in a REMIC regular interest (the “REMIC regular interest component“) and (ii) as having entered into a limited recourse notional principal contract (the “Cap Contract”).  For this purpose, the REMIC regular interest component will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Offered Certificates to which it corresponds, except that (i) any Swap Termination Payment will be treated as being payable solely from the Net Monthly Excess Cashflow and (ii) the maximum interest rate of the corresponding REMIC regular interest will equal the weighted average of the Net WAC Rates of each Subgroup, weighted in proportion to the outstanding Principal Balance of the Mortgage Loans in each Subgroup and determined by limiting the product of the applicable Swap Notional Amount and the applicable factor to the outstanding Principal Balance of all the Mortgage Loans.  As a result of the foregoing, the amount of the distributions on the REMIC regular interest corresponding to a Class of Offered Certificates may exceed the actual amount of distributions on such Class of Certificates.

Any payment on an Offered Certificate in excess of the amount payable on its corresponding REMIC regular interest (an “Excess Payment Amount”) will be treated as paid pursuant to the Cap Contract.  Alternatively, any amount payable on the REMIC regular interest corresponding to an Offered Certificate in excess of the amount payable on the Offered Certificate will be treated as having been received by the holder of that Offered Certificate and then as having been paid by such holder pursuant to the Cap Contract.  Consequently, each beneficial owner of an Offered Certificate will be required to report income accruing with respect to the REMIC regular interest component as discussed under “Material Federal Income Tax Considerations—REMICs” in the accompanying prospectus.  In addition, each beneficial owner of an Offered Certificate will be required to report net income with respect to the Cap Contract component and will be permitted to recognize a net deduction with respect to the Cap Contract component, subject to the discussion below.  Prospective investors should consult their own tax advisors regarding the consequences to them in light of their own particular circumstances of taxing separately the two components comprising each Offered Certificate.

Under the REMIC Regulations, each holder of an Offered Certificate must allocate its purchase price for an Offered Certificate between its undivided interest in the REMIC regular interest component and its undivided interest in the Cap Contract in accordance with the relative fair market values of each property right. The OID Regulations provide that the Trust’s allocation of the issue price is binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the Trust’s allocation.  For tax reporting purposes, the Trustee may treat the Cap Contract component as having more than a nominal value.  The Cap Contract component is difficult to value, and the Internal Revenue Service (“IRS”) could assert that the value of such rights as of the Closing Date is greater than the value used for information reporting purposes.  Prospective investors should consider the tax consequences to them if the IRS were to assert a different value for the Cap Contract component.

Under the REMIC Regulations, the Trustee is required to account for the REMIC regular interest and the Cap Contract component as discrete property rights.  The Trustee intends to treat Excess Payment Amounts as payments under a “notional principal contract,” as defined in the notional principal contracts regulations (the “Notional Principal Contract Regulations”).

If a holder of an Offered Certificate is an individual, amortization of the price paid for the right to receive Excess Payment Amounts may be treated as a miscellaneous itemized deduction.  In computing taxable income, an individual is allowed to deduct miscellaneous itemized deductions only to the extent the sum of such deductions exceeds two percent of the individual’s adjusted gross income.  Further, an individual is not allowed a deduction for miscellaneous itemized deductions in computing alternative minimum taxable income.  Because a beneficial owner of an Offered Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Cap Contract but may not be able to deduct that amount from income, a beneficial owner of an Offered Certificate may have income that exceeds cash distributions on the Offered Certificate, in any period and over the term of the Offered Certificate.  As a result, the Offered Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Cap Contract would be subject to the foregoing limitations.

Upon the sale of an Offered Certificate, the amount of the sale price allocated to the selling certificateholder’s right to receive Excess Payment Amounts would be considered a “termination payment” under the Notional Principal Contract Regulations.  A holder of an Offered Certificate will have gain or loss from such a termination of the right to receive Excess Payment Amounts equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any amount paid (or deemed paid) by the certificateholder upon entering into or acquiring its interest in the right to receive Excess Payment Amounts.

Gain or loss realized upon the termination of the right to receive Excess Payment Amounts will generally be treated as capital gain or loss.  Moreover, in the case of a bank or thrift institution, Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

Potential Alternative Treatment of Excess Payment Amounts

The right to receive Excess Payment Amounts may be treated as a partnership between the holders of the Offered Certificates and the holders of the Class X Certificates, in which case a holder of an Offered Certificate will be subject to potentially different timing of income and a foreign holder of an Offered Certificate may be subject to withholding in respect of any Excess Payment Amounts.  Also, Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a “qualifying debt instrument” with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.  However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code.  Therefore, a holder of an Offered Certificate will be unable to use the integration method provided for under such regulations with respect to that certificate.

Holders of the Offered Certificates are advised to consult their own tax advisors regarding the allocation of issue price and the timing, character and source of income and deductions resulting from the ownership of such certificates.

Treatment of Offered Certificates as Real Estate Assets

With respect to the Offered Certificates, this paragraph is relevant to such certificates exclusive of the rights of the holders of such certificates to receive Excess Payment Amounts.  The Offered Certificates will represent “real estate assets” under Section 856(c)(5)(B) of the Code and qualifying assets under Section 7701(a)(19)(C) in the same proportion that the assets of the Trust would be so treated, and income on the Offered Certificates will represent “interest on obligations secured by mortgages on real property or on interests in real property” under Section 856(c)(3)(B) in the same proportion that the income on the assets of the Trust would be so treated.  Because the Excess Payment Amount is treated as a separate right of the Offered Certificates not payable by any REMIC elected by the Trust, such right will not be treated as a qualifying asset for any certificateholder that is a mutual savings bank, domestic building and loan association, real estate investment trust, or real estate mortgage investment conduit and any amounts received with respect to Excess Payment Amounts will not be qualifying real estate income for real estate investment trusts.  In addition, in light of the obligations represented by the Cap Contract, the Offered Certificates generally will not be suitable investments for a REMIC.

For further information regarding the federal income tax consequences of investing in the Offered Certificates, see “Material Federal Income Tax Considerations—REMICs” in the accompanying prospectus.

ERISA CONSIDERATIONS

A fiduciary of any employee benefit plan or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code (a “Plan”), or any other person investing plan assets of a Plan, including an insurance company, whether investing through its general or separate accounts, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code.  The purchase or holding of the Offered Certificates by or on behalf of, or with plan assets of, a Plan may qualify for exemptive relief under Credit Suisse Securities (USA) LLC’s Underwriter Exemption, as described under “ERISA Considerations—ERISA Considerations Relating to Certificates—Underwriter Exemption” in the accompanying prospectus.  The Underwriter Exemption relevant to the Offered Certificates was granted by the Department of Labor as Prohibited Transaction Exemption (“PTE”) 89-90, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41.  The Underwriter Exemption permits Offered Certificates, whether or not subordinated, to be purchased by Plans, provided such certificates are backed by fully-secured mortgage loans and are rated the minimum specified rating under the Underwriter Exemption as specified in the prospectus supplement (the “Minimum Specified Rating”) at the time of their acquisition.  The Underwriter Exemption, as amended, contains a number of other conditions which must be met for the exemption to apply as described in the accompanying prospectus, including the requirement that the investing Plan must be an “accredited investor” as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

Any person purchasing an Offered Certificate otherwise eligible for purchase by Plans under the Underwriter Exemption, which Certificate entitles the holder to receive payments under a Swap Agreement or certain types of Cap Contracts from a supplemental interest trust, will be deemed to have acquired for purposes of ERISA and Section 4975 of the Code the right to receive such Offered Certificate without the right to receive payments from such supplemental interest trust, together with the right to receive such payments.

The acquisition, holding and transfer of the Offered Certificates, excluding the right to receive the payments from a supplemental interest trust, should meet the conditions of the Underwriter Exemption (other than the those within the control of the investors.) However, a fiduciary of any employee benefit plan or other retirement arrangement subject to ERISA or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code, and whether the purchase, holding or disposition of the Offered Certificates without the right to receive payments from a supplemental interest trust during the term of the Swap Agreement and the Cap Contract and after the termination of the Swap Agreement or the Cap Contract satisfies the terms and conditions of the Underwriter Exemption. See “ERISA Considerations” in the accompanying prospectus. The rating of an Offered Certificate may change. If the rating of a Class of Offered Certificates declines below the Minimum Specified Rating, Certificates of that Class may no longer be eligible for relief under the Underwriter Exemption (although a Plan that had purchased a Certificate of that Class when the Certificate had a permitted rating would not be required to dispose of it). However, insurance company general accounts may be able to purchase an Offered Certificate in such circumstances pursuant to Sections I and III of Prohibited Transaction Class Exemption 95-60.

The Underwriter Exemption may not apply to the acquisition, holding or resale of the right to receive payments from a supplemental interest trust by a Plan. The right to receive such payments could also result in a prohibited transaction if the Swap Counterparty is a party in interest with respect to such Plan, unless another administrative exemption is available. Accordingly, no Plan or other person using Plan assets may acquire or hold an Offered Certificate otherwise eligible for the Underwriter Exemption before the termination of the Swap Agreement and the Cap Contract, unless such acquisition or holding is eligible for the exemptive relief.  Administrative exemptive relief is available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent “qualified professional asset managers”), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by “in-house asset managers”). There is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code to a party in interest that is a service provider to a Plan investing in the Offered Certificates for adequate consideration, provided such service provider is not (i) not the fiduciary with respect to the Plan’s assets used to acquire the Offered Certificates or an affiliate of such fiduciary or (ii) an affiliate of the employer sponsoring the Plan.  Plan fiduciaries should consult their legal counsel concerning this issue.  Each beneficial owner of an Offered Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of the Offered Certificate, or interest therein, that either (i) it is not a Plan or (ii) the acquisition and holding of such Certificate are eligible for the exemptive relief available under one of the five Prohibited Transaction Class Exemptions or the statutory service provider exemption described immediately above. It should be noted that as PTCE 95-60 would cover the prohibited transactions discussed herein in connection with the Swap Agreement and the Cap Contract, any Offered Certificate whose rating by S&P, Fitch or Moody’s has fallen to below the Minimum Specified Rating could be purchased by insurance company general accounts pursuant to such exemption prior to the termination of the Swap Agreement and the Cap Contract.

If any Offered Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of an Offered Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor, the Trustee, the Seller and the Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

LEGAL INVESTMENT CONSIDERATIONS

The Offered Certificates will not constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended because certain of the Mortgage Loans are secured by second liens on the related Mortgage Property

The Depositor makes no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions.  These uncertainties may adversely affect the liquidity of any class of Offered Certificates.  Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent any class of Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

See “Legal Investment” in the base prospectus.

METHOD OF DISTRIBUTION

Distribution of the Offered Certificates will be made by Credit Suisse Securities (USA) LLC, as underwriter, and any other underwriter named in the term sheet to which this term sheet supplement relates (collectively, the “Underwriter”) from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.  The Underwriter may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions.  The Underwriter and any dealers that participate with the Underwriter in the distribution of such Offered Certificates may be deemed to be Underwriter, and any discounts, commissions or concessions received by them, and any profits on resale of the classes of certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the “Act”).

The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but has no obligation to do so.  There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Act.

LEGAL MATTERS

Certain legal matters with respect to the Offered Certificates will be passed upon for the Depositor and the Underwriter by McKee Nelson LLP, New York, New York.

ACCOUNTING CONSIDERATIONS

Various factors may influence the accounting treatment applicable to an investor’s acquisition and holding of mortgage-backed securities.  Accounting standards, and the application and interpretation of such standards, are subject to change from time to time.  Investors are encouraged to consult their own accountants for advice as to the appropriate accounting treatment for the Offered Certificates.

RATINGS

It is a condition to the issuance of the LIBOR Certificates that they be assigned ratings not lower than those indicated in the term sheet to which this term sheet supplement relates by the rating agencies identified in that term sheet.

A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the Mortgage Loans.  The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the certificates.  The ratings on the LIBOR Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, address the payment of the Net WAC Rate Carryover Amount or address the possibility that a holder of a LIBOR Certificate might realize a lower than anticipated yield.

The Depositor has not engaged any rating agency other than the rating agencies to provide ratings on the LIBOR Certificates.  However, there can be no assurance as to whether any other rating agency will rate the LIBOR Certificates, or, if it does, what rating would be assigned by any such other rating agency.  Any rating on the LIBOR Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the LIBOR Certificates by the rating agencies.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.  Each security rating should be evaluated independently of any other security rating.  In the event that the ratings initially assigned to any of the LIBOR Certificates by the rating agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such LIBOR Certificates.

The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided, as to each rating agency rating each class of Offered Certificates in accordance with the rating agencies’ particular surveillance policies, unless the issuer requests a rating without surveillance.  A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuer’s creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating.  The Depositor has not requested that any rating agency not monitor their ratings of the Offered Certificates, and the Depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, SPS and the Issuing Entity.

AFFILIATIONS AND RELATED TRANSACTIONS

The Sponsor, the Depositor, SPS and Credit Suisse Securities (USA) LLC are affiliated entities and wholly owned subsidiaries of Credit Suisse Holdings (USA), Inc.  In addition, on October 4, 2005, Credit Suisse (USA), Inc., an affiliate of the Sponsor, acquired all of the outstanding stock of SPS’s parent from the prior shareholders.   Credit Suisse International is also an affiliate of the Sponsor, the Depositor and Credit Suisse Securities (USA) LLC.  There is not currently and there was not during the past two years any material business relationship, arrangement or other understanding between any of the Sponsor, the Depositor, SPS, Credit Suisse International or Credit Suisse Securities (USA) LLC that was entered into outside the ordinary course of business of each such party or on terms other than would be obtained in an arm’s length transaction with unaffiliated entities.

INDEX OF DEFINED TERMS

30 days Delinquent

29

60 days Delinquent

29

90 days Delinquent

29

accredited investor

62

Accrual Period

29

Act

64

Additional Termination Events

41

Adjustment Date

18

Advance

48

Allocated Realized Loss Amount

29

Available Funds

33

Basic Principal Distribution Amount

29

beneficial owner

25

Book-Entry Certificates

24

Calculation Period

40

Cap Contract

59

Certificate Index

39

Certificate Margin

39

Certificate Owner

24

Certificate Principal Balance

29

Class A Certificates

24

Class A Principal Distribution Amount

29

Class A Support Certificate

10

Clearstream

24

Clearstream International

26

Clearstream Participants

26

Closing Date

17

Code

59

Collection Account

47

Commission

58

Compensating Interest

54

Counterparty Payment

40

Credit Enhancement Percentage

29

Definitive Certificate

25

Deleted Mortgage Loan

45

Delinquent

29

Depositor

17

Distribution Account

47

Distribution Date

24

DTC

24

Due Date

18

Due Period

30

Early Termination Date

41

Euroclear

24

Euroclear Clearance System

27

Euroclear Operator

27

Euroclear Participants

27

European Depositaries

25

Event of Default

51

Excess Payment Amount

60

Financial Intermediary

25

Formula Rate

39

FSMA

3

Global Securities

I-1

Gross Margin

18

Index

20

Initial Periodic Rate Cap

18

Interest Only Mortgage Loans

19

Interest Remittance Amount

30

IRS

60

ISDA Master Agreement

40

Issuing Entity

17

LIBOR

43

LIBOR Business Day

44

LIBOR Certificates

24

LIBOR Determination Date

43

Liquidated Mortgage Loan

32

Loan Performance Advisor

24

Loan Rate

18

LPA Fee

55

LPA Fee Rate

55

LTV

19

Master Servicer

17

Maximum Loan Rate

18

Maximum Rate

39

Mezzanine Certificates

24

Mezzanine Principal Distribution Amount

30

Minimum Loan Rate

18

Monthly Interest Distributable Amount

30

Mortgage

18

Mortgage Loan Documents

45

Mortgage Loan Purchase Agreement

17

Mortgage Loan Schedule

45

Mortgage Loans

17

Mortgage Pool

17

Mortgaged Property

18

Net Counterparty Payment

40

Net Liquidation Proceeds

32

Net Monthly Excess Cashflow

30

Net Prepayment Interest Shortfall

55

Net Trust Swap Payment

40

Net WAC Rate

39

Net WAC Rate Carryover Amount

39

Net WAC Reserve Fund

39

Notional Principal Contract Regulations

60

Offered Certificates

24

Offered Mezzanine Certificates

24

Optional Termination Date

52

Original Certificate Principal Balance

29

Originator

17

Overcollateralization Amount

30

Overcollateralization Deficiency Amount

30

Overcollateralization Floor

30

Overcollateralization Increase Amount

30

Overcollateralization Release Amount

30

Overcollateralization Target Amount

31

Pass-Through Rate

38

Percentage Interest

31

Periodic Rate Cap

18

Physical Certificates

24

Plan

62

Pooling Agreement

17

Prepayment Interest Shortfall

55

Prepayment Period

31

Principal Balance

18

Principal Distribution Amount

31

Principal Remittance Amount

32

Prospectus Directive

3

PTE

62

Purchase Price

45

Qualified Substitute Mortgage Loan

46

qualifying debt instrument

61

real estate assets

61

Realized Loss

32

Reconstitution Agreement

17

Record Date

24

Recovery

32

Reference Banks

44

Relevant Depositary

25

Relevant Implementation Date

3

Relevant Member State

3

Relief Act

11

Relief Act Interest Shortfalls

11

REMIC regular interest component

59

REMICs

59

Reserve Interest Rate

44

Residual Certificates

24

residual interests

59

Rules

25

Seller

17

Servicer

17

Servicing Advance

48

Servicing Fee

54

Servicing Fee Rate

54

Sponsor

21

SPS

21

Stepdown Date

32

Subgroup

17

Subgroup Interest Remittance Amount

32

Subgroup Maximum Rate

38

Subgroup Net Counterparty Payment

32

Subgroup Net Trust Swap Payment

33

Subgroup Net WAC Rate

38

Subgroup Percentage

33

Subgroup Principal Distribution Amount

33

Subgroup Principal Remittance Amount

33

Subgroup Subordinate Amount

39

Subordinate Certificates

24

Subordinate Maximum Rate

39

Subordinate Net WAC Rate

39

Substitution Adjustment

46

Supplemental Interest Trust

40

Swap Agreement

40

Swap Counterparty

40

Swap Default

41

Swap Payment Date

40

Swap Termination Payment

42

Telerate Page 3750

44

Termination Events

41

termination payment

61

Termination Price

52

Terms and Conditions

27

Trigger Event

33

Trust

17

Trust Administrator

17

Trust Swap Payment

40

Trustee

17

Trustee Fee

54

U.S. Bank

49

U.S. Person

I-4

Underwriter

64

Unpaid Interest Shortfall Amount

33

USD-LIBOR-BBA

40

Wells Fargo

49

ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND

TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the Offered Certificates will be offered globally (the “Global Securities”) and will be available only in book-entry form.  Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream or Euroclear.  The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets.  Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Securities will be Subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co.  as nominee of DTC.  Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC.  As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global Security and no “lock-up” or restricted period.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period.  Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants.  Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

Trading between Clearstream and/or Euroclear Participants.  Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC Seller and Clearstream or Euroclear purchaser.  When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement.  Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment.  Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period, and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Global Securities.  After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant’s or Euroclear Participant’s account.  The Securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York).  If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement.  The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear.  Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended at line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement.  Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts.  However, interest on the Global Securities would accrue from the value date.  Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants.  The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser.  Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant.  The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement.  In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant’s account against payment.  Payment will include interest accrued on the Global Securities from and including the last Coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days.  For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York).  Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period.  If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken.  At least three techniques should be readily available to eliminate this potential problem:

a.

borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing System’s Customary procedures;

b.

borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

c.

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Securities holding Securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

Exemption for non-U.S. Persons (Form W-8BEN).  Beneficial owners of Global Securities that are non-U.S. Persons, either individuals or entities treated as corporations, can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding).  If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI).  A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Exemptions for U.S. Persons (Form W-9).  U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification),

U.S. Federal Income Tax Reporting Procedure.  The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).  Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date such form is signed.

The term “U.S. Person” means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.  This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities.  Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

DLJ Mortgage Capital, Inc.

Sponsor and Seller

Asset Backed Securities Corporation

Depositor

Asset Backed Securities Corporation Program

Asset Backed Pass-Through Certificates
(Issuable in Series)

_______________________

TERM SHEET SUPPLEMENT

_______________________

Credit Suisse